                                                                   Exhibit 10.20

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                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                            DATED AS OF JULY 1, 1998

                                      AMONG

                               AURORA FOODS INC.,
                                  AS BORROWER,

                           THE LENDERS LISTED HEREIN,
                                   AS LENDERS,

                            THE CHASE MANHATTAN BANK,
                            AS ADMINISTRATIVE AGENT,

                         NATIONAL WESTMINSTER BANK PLC,
                              AS SYNDICATION AGENT

                                       AND

                            UBS AG, STAMFORD BRANCH,
                             AS DOCUMENTATION AGENT



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


                                AURORA FOODS INC.

                                CREDIT AGREEMENT

                                TABLE OF CONTENTS


                                   SECTION 1.
                                                                                                               Page

DEFINITIONS.....................................................................................................  2

1.1      Certain Defined Terms..................................................................................  2
         1.2        Accounting Terms Utilization of GAAP for Purposes of Calculations
                    Under Agreement............................................................................. 39
         1.3        Other Definitional Provisions............................................................... 39

SECTION 2.

                    AMOUNTS AND TERMS OF COMMITMENTS AND LOANS.................................................. 39

         2.1        Commitments; Loans.......................................................................... 39
         2.2        Interest on the Loans....................................................................... 46
         2.3        Fees........................................................................................ 50
         2.4        Repayments, Prepayments and Reductions in Revolving Loan
                    Commitments; General Provisions Regarding Payments; Application

                    of Proceeds of Collateral and Payments under Guaranties..................................... 50
         2.5        Use of Proceeds............................................................................. 59
         2.6        Special Provisions Governing Eurodollar Rate Loans.......................................... 59
         2.7        Increased Costs; Taxes; Capital Adequacy.................................................... 62
         2.8        Obligation of Lenders and Issuing Lenders to Mitigate....................................... 66

SECTION 3.

LETTERS OF CREDIT............................................................................................... 67
         3.1        Issuance of Letters of Credit and Lenders' Purchase of Participations

                    Therein..................................................................................... 67
         3.2        Letter of Credit Fees....................................................................... 69
         3.3        Drawings and Payments and Reimbursement of Amounts Paid Under
                    Letters of Credit........................................................................... 70
         3.4        Obligations Absolute........................................................................ 73
         3.5        Indemnification; Nature of Issuing Lender's Duties.......................................... 74
         3.6        Increased Costs and Taxes Relating to Letters of Credit..................................... 75

SECTION 4.

CONDITIONS TO LOANS AND LETTERS OF CREDIT....................................................................... 76
         4.1        Conditions to Term Loans and Revolving Loans................................................ 76
         4.2        Conditions to All Loans..................................................................... 80
         4.3        Conditions to Letters of Credit............................................................. 81


                                                                                                               Page
SECTION 5.
REPRESENTATIONS AND WARRANTIES.................................................................................. 82

         5.1        Organization, Powers, Qualification, Good Standing, Business and
                    Subsidiaries................................................................................ 82
         5.2        Authorization of Borrowing, etc............................................................. 83
         5.3        Financial Condition......................................................................... 84
         5.4        No Material Adverse Change; No Restricted Junior Payments................................... 85
         5.5        Title to Properties; Liens; Intellectual Property........................................... 85
         5.6        Litigation:  Adverse Facts.................................................................. 86
         5.7        Payment of Taxes............................................................................ 87
         5.8        Performance of Agreements; Materially Adverse Agreements; Material
                    Contracts................................................................................... 87
         5.9        Governmental Regulation..................................................................... 88
         5.10       Securities Activities....................................................................... 88
         5.11       Employee Benefit Plans...................................................................... 88
         5.12       Certain Fees................................................................................ 88
         5.13       Environmental Protection.................................................................... 88
         5.14       Employee Matters............................................................................ 90
         5.15       Solvency.................................................................................... 90
         5.17       Related Agreements.......................................................................... 91
         5.18       Disclosure.................................................................................. 91
         5.19       Subordination of Seller Notes............................................................... 92
         5.20       Year 2000 Matters........................................................................... 92

SECTION 6.

AFFIRMATIVE COVENANTS........................................................................................... 92
         6.1        Financial Statements and Other Reports...................................................... 93
         6.2        Corporate Existence, etc.................................................................... 97
         6.3        Payment of Taxes and Claims; Tax Consolidation.............................................. 98
         6.4        Maintenance of Properties; Insurance........................................................ 98
         6.5        Inspection; Lender Meeting.................................................................. 98
         6.6        Compliance with Laws, etc................................................................... 99
         6.7        Environmental Disclosure and Inspection..................................................... 99
         6.8        Company's Remedial Action Regarding Hazardous Materials.....................................100
         6.9        Execution of Subsidiary Guaranty and Subsidiary Security Agreements
                    by Subsidiaries and Future Subsidiaries.....................................................101
         6.10       Conforming Leasehold Interests; Matters Relating to Additional Real
                    Property Collateral.........................................................................102
         6.11       Interest Rate Protection....................................................................104
         6.12       Further Assurances..........................................................................104

SECTION 7.

                                                NEGATIVE COVENANTS..............................................105

         7.1        Indebtedness................................................................................105
         7.2        Liens and Related Matters...................................................................106
         7.3        Investments; Joint Ventures.................................................................108




                                                                                                               Page

         7.4        Contingent Obligations......................................................................108
         7.5        Restricted Junior Payments..................................................................109
         7.6        Financial Covenants.........................................................................110
         7.7        Restriction on Fundamental Changes; Asset Sales.............................................114
         7.8        Sales and Lease-Backs.......................................................................115
         7.9        Transactions with Shareholders and Affiliates...............................................116
         7.10       Disposal of Subsidiary Stock................................................................116
         7.11       Conduct of Business.........................................................................116
         7.12       Amendments or Waivers of Certain Related Agreements; Amendments
                    of Documents Relating to Subordinated Indebtedness; Designation of
                    "Designated Senior Indebtedness"; Preferred Stock...........................................117
         7.13       Fiscal Year.................................................................................118

SECTION 8.
EVENTS OF DEFAULT...............................................................................................118
         8.1        Failure to Make Payments When Due...........................................................118
         8.2        Default in Other Agreements.................................................................118
         8.3        Breach of Certain Covenants.................................................................118
         8.4        Breach of Warranty..........................................................................119
         8.5        Other Defaults Under Loan Documents.........................................................119
         8.6        Involuntary Bankruptcy; Appointment of Receiver, etc........................................119
         8.7        Voluntary Bankruptcy; Appointment of Receiver, etc..........................................119
         8.8        Judgments and Attachments...................................................................120
         8.9        Dissolution.................................................................................120
         8.10       Employee Benefit Plans......................................................................120
         8.11       Change in Control...........................................................................120
         8.12       Invalidity of Guaranties....................................................................121
         8.13       Failure of Security.........................................................................121
         8.14       Termination or Breach of Certain Transition Agreements, and Duncan
                    Hines Transaction Agreements................................................................121
         8.15       Default Under Subordination Provisions......................................................121

SECTION 9.
                                                      AGENTS....................................................122
         9.1        Appointment.................................................................................122
         9.2        Powers; General Immunity....................................................................124
         9.3        Representations and Warranties; No Responsibility For Appraisal of Creditworthiness.........125
         9.4        Right to Indemnity..........................................................................126
         9.5        Successor Agents and Swing Line Lender......................................................126
         9.6        Collateral Documents........................................................................127

SECTION 10.
MISCELLANEOUS...................................................................................................127
        10.1        Assignments and Participations in Loans, Letters of Credit..................................127
        10.2        Expenses....................................................................................130

                                       iii


                                                                                                               Page

         10.3       Indemnity...................................................................................131
         10.4       Set-Off; Security Interest in Deposit Accounts..............................................132
         10.5       Ratable Sharing.............................................................................132
         10.6       Amendments and Waivers......................................................................133
         10.7       Independence of Covenants...................................................................135
         10.8       Notices.....................................................................................135
         10.9       Survival of Representations, Warranties and Agreements......................................135
         10.10      Failure or Indulgence Not Waiver; Remedies Cumulative.......................................135
         10.11      Marshalling; Payments Set Aside.............................................................136
         10.12      Severability................................................................................136
         10.13      Obligations Several; Independent Nature of Lenders' Rights..................................136
         10.14      Headings....................................................................................136
         10.15      Applicable Law..............................................................................137
         10.16      Successors and Assigns......................................................................137
         10.17      Consent to Jurisdiction and Service of Process..............................................137
         10.18      Waiver of Jury Trial........................................................................138
         10.19      Confidentiality.............................................................................138
         10.20      Counterparts; Effectiveness.................................................................139


                                     ANNEXES

Annex A             Pricing Grid

                                    EXHIBITS


I        FORM OF NOTICE OF BORROWING
II       FORM OF NOTICE OF CONVERSION/CONTINUATION
III      FORM OF NOTICE OF ISSUANCE OF LETTER OF CREDIT
IV       FORM OF TRANCHE A TERM NOTE
V        FORM OF REVOLVING NOTE
VI       FORM OF SWING LINE NOTE
VII      FORM OF SUBSIDIARY GUARANTY
VIII     FORM OF PLEDGE AGREEMENT
IX       FORM OF SECURITY AGREEMENT
X        FORM OF VAN DE KAMP'S PATENT AND TRADEMARK SECURITY
         AGREEMENT
XI       FORM OF COMPLIANCE CERTIFICATE
XII      FORM OF OPINION OF COUNSEL TO LOAN PARTIES
XIII     FORM OF OPINION OF SIMPSON THACHER & BARTLETT
XIV      FORM OF OPINION OF LOCAL COUNSEL
XV       FORM OF ASSIGNMENT AGREEMENT
XVI      FORM OF PERMITTED SELLER NOTE
XVII     FORM OF CERTIFICATE RE NON-BANK STATUS
XVIII    FORM OF COLLATERAL ACCOUNT AGREEMENT
XIX      FORM OF COLLATERAL ACCESS AGREEMENT
XX       FORM OF MORTGAGE

                                    SCHEDULES

2.1      LENDERS' COMMITMENTS AND PRO RATA SHARES; LENDING OFFICES
4.1C     CORPORATE AND CAPITAL STRUCTURE; MANAGEMENT
5.5B     OTHER NECESSARY INTELLECTUAL PROPERTY RIGHTS; MATERIAL
         CONTRACTS
5.5C     OTHER NECESSARY INTELLECTUAL PROPERTY RIGHTS; MATERIAL
         CONTRACTS (LOG CABIN)
5.5D     OTHER NECESSARY INTELLECTUAL PROPERTY RIGHTS; MATERIAL
         CONTRACTS (DUNCAN HINES)
5.5E     OTHER NECESSARY INTELLECTUAL PROPERTY RIGHTS; MATERIAL
         CONTRACTS (VAN DE KAMP'S)
5.8      MATERIAL CONTRACTS
7.6E     STIPULATED CONSOLIDATED EBITDA AND CONSOLIDATED CAPITAL
         EXPENDITURES

                                AURORA FOODS INC.

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                  This THIRD AMENDED AND RESTATED CREDIT AGREEMENT is dated as of July 1, 1998 and entered into by and among AURORA FOODS INC., a newly formed Delaware corporation ("Aurora"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as "Lenders"), THE CHASE MANHATTAN BANK, as administrative agent for Lenders (in such capacity, "Administrative Agent"), NATIONAL WESTMINSTER BANK PLC, as syndication agent (in such capacity, "Syndication Agent") and UBS AG, Stamford Branch, as documentation agent (in such capacity, "Documentation Agent").

                                 R E C I T A L S

                  WHEREAS, A Foods (capitalized terms used in these recitals without definition shall have the respective meanings assigned in subsection 1.1 hereof), Aurora Foods Holdings Inc. ("Holdings") and certain financial institutions (the "Existing Lenders") are parties to the Second Amended and Restated Credit Agreement, dated as of January 16, 1998 (the "Existing Credit Agreement"), pursuant to which the Existing Lenders made loans to, and acquired participations in letters of credit for the account of, A Foods to enable A Foods to consummate the transactions contemplated by the Duncan Hines Acquisition Agreement;

                  WHEREAS, Company proposes to (i) issue Company Common Stock in an initial public offering (the "Initial Public Offering"), (ii) issue $200,000,000 principal amount of New Subordinated Notes and (iii) refinance certain of its existing Indebtedness (collectively, the "Transaction").

                  WHEREAS, as at the date of the Initial Public Offering, Company will be the survivor of mergers involving A Foods, Holdings, Aurora, VDK Holdings, and Van de Kamp's (collectively, the "Merged Companies").

                  WHEREAS, Company desires that Existing Lenders and the New Lenders amend and restate the Existing Credit Agreement to provide term loan facilities in an aggregate principal amount of $225,000,000 (the "Term Loan Facilities") and a revolving credit facility in an aggregate principal amount of $175,000,000 (the "Revolving Credit Facility") which, together with proceeds from the Initial Public Offering and the proceeds from the issuance of the New Subordinated Notes, will be used (i) to refinance existing Indebtedness under the Existing Credit Agreement and under the VDK Credit Agreement, (ii) to repay the outstanding principal and associated prepayment premium on the VDK Subordinated Notes, (iii) to pay Transaction Costs and (iv) to provide financing for working capital and other general corporate purposes (including acquisitions) of Company and its Subsidiaries;

                  WHEREAS, Company desires that all of its future Subsidiaries guaranty all of the obligations of Company with respect to the credit facilities provided by Lenders;

                  WHEREAS, Company desires to secure all of the Obligations and desires that all of its future Subsidiaries secure their respective obligations under the Subsidiary Guaranty, by granting to Administrative Agent, for the benefit of Agents and Lenders, (i) a first priority Lien on substantially all of their respective real and personal property and (ii) a first priority pledge of all of the capital stock of their respective direct Subsidiaries;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, Lenders and Agents agree as follows:

                                   SECTION 1.
                                   DEFINITIONS

         1.1      Certain Defined Terms.

                  The following terms used in this Agreement shall have the following meanings:

                  "A Foods" means AurFoods Operating Co. Inc., a Delaware corporation, formerly Aurora Foods Inc. and MBW Foods Inc.

                  "Acquisition" means the transactions contemplated by the Acquisition Agreement.

                  "Acquisition Agreement" means that certain Asset Purchase Agreement dated as of December 18, 1996, by and between Company and Seller, as in effect on the Closing Date and as such agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12A.

                  "Adjusted Eurodollar Rate" means, for any Interest Rate Determination Date, the rate per annum obtained by dividing (i) the London Interbank offered rate for deposits in U.S. Dollars for maturities comparable to the Interest Period for which such Adjusted Eurodollar Rate will apply as of approximately 11:00 A.M. (London time) on such Interest Rate Determination Date as set forth on Telerate Page 3750 by (ii) a percentage equal to 100% minus the stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable on such Interest Rate Determination Date to any member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" as defined in Regulation D (or any successor category of liabilities under Regulation D).

                  "Adjustment Date" means the first Business Day following receipt by the Administrative Agent of both (i) the financial statements required to be delivered pursuant to subsection 6.1(ii) or 6.1(iii), as the case may be, for the most recently completed fiscal period and (ii) the certificate required to be delivered pursuant to subsection 6.1(iv) with respect to such fiscal period.

                  "Administrative Agent" means Chase, in its capacity as Administrative Agent, and any successor to Chase in such capacity appointed pursuant to subsection 9.5A.

                  "Affected Lender" has the meaning assigned to that term in subsection 2.6C.

                  "Affected Loans" has the meaning assigned to that term in subsection 2.6C.

                  "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

                  "Agent" means, individually, each of Administrative Agent, the Syndication Agent and the Documentation Agent, and "Agents" means Administrative Agent, the Syndication Agent and the Documentation Agent, collectively.

                  "Aggregate Amounts Due" has the meaning assigned to that term in subsection 10.5.

                  "Agreement" means this Third Amended and Restated Credit Agreement dated as of July 1, 1998, as it may be amended, restated, supplemented or otherwise modified from time to time.

                  "Anniversary" means each of the dates that are anniversaries of the Effective Date.

                  "Applicable Margin" means the Applicable Margin set forth on Annex A hereto opposite the level for which the ratio of Consolidated Total Debt to Consolidated EBITDA so determined satisfies the corresponding criteria set forth under the heading "Ratio of Consolidated Total Debt to Consolidated EBITDA", which Applicable Margin shall be adjusted on each Adjustment Date; provided that in the event that the financial statements required to be delivered pursuant to subsection 6.1(ii) and (iii), as applicable, and the related certificate required pursuant to subsection 6.1(iv), are not delivered when due, then if such financial statements are not delivered prior to the date upon which the resultant Potential Event of Default shall become an Event of Default, then, effective upon such Potential Event of Default becoming an Event of Default, during the period from the date upon which such financial statements were required to be delivered until one Business Day following the date upon which they actually are delivered, the Applicable Margin with respect to Revolving Loan and Tranche A Term Loans shall be 1.50%, if such Loans are Base Rate Loans and 2.50%, if such Loans are Eurodollar Rate Loans and with respect to the Commitment Fee shall be 0.50%, and provided further that for the period until September 30, 1998, the Applicable Margin shall be no less than the Applicable Margin corresponding to Level 4, as set forth on Annex A in the column headed "Less than 4.75:1 but Greater than or Equal to 4.25:1."

                  "Applied Amount" has the meaning assigned to that term in subsection 2.4C(ii).

                  "Approved Fund" means, with respect to a Lender that is a fund that invests in loans, any other fund that invests in loans and has the same investment advisor as such Lender or is managed by an Affiliate of such investment advisor.

                  "Asset Sale" means the sale (including in any sale-leaseback transaction) by Company or any of its Subsidiaries to any Person (other than Company or any of its Wholly Owned Subsidiaries) of (i) any of the stock of any of Company's Subsidiaries, (ii) all or substantially all of the assets of any division or line of business of Company or any of its Subsidiaries, or (iii) any other assets other than sales of assets (including without limitation inventory) in the ordinary course of business and sales of obsolete equipment, excluding any such other assets to the extent that the aggregate value of such assets sold in any single transaction or transactions is equal to $5,000,000 or less in any one Fiscal Year.

                  "Assignment Agreement" means an assignment agreement in substantially the form of Exhibit XV annexed hereto or in such other form as may be approved by Administrative Agent.

                  "Assumption Agreement" means that certain Assignment and Assumption Agreement dated as of December 31, 1996, by and between Seller and Company, as in effect on the Closing Date and as such agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12A.

                  "Aurora" has the meaning assigned to that term in the Recitals to this Agreement.

                  "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

                  "Base Rate" means, at any time, the higher of (x) the Prime Rate, (y) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate or (z) the secondary market rate for certificates of deposit (grossed up for maximum statutory reserve requirements) plus 1.00%.
                  "Base Rate Loans" means Loans bearing interest at rates determined by reference to the Base Rate as provided in subsection 2.2A.

                  "Business" means the assets and liabilities of Company relating to the manufacture and sale of pancake syrup and pancake and waffle mix marketed under the Mrs. Butterworth's and Country Crock brand names, as set forth in the Acquisition Agreement.

                  "Business Day" means (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close, and (ii) with respect to all notices, determinations, fundings, issuances and payments in connection with the Adjusted Eurodollar Rate or any Eurodollar Rate Loans, any day that is a Business Day described in clause (i) above and that is also (a) a day for trading by and between banks in Dollar deposits in the London interbank market and (b) a day on which banking institutions are open for business in London.

                  "CALPERS" means the California Public Employees Retirement System.

                  "Capital Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

                  "Cash" means money, currency or a credit balance in a Deposit Account.

                  "Cash Equivalents" means (i) marketable securities issued or directly and unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"); (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's, issued by any Lender or any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having unimpaired capital and surplus of not less than $250,000,000 (each Lender and each such commercial bank being herein called a "Cash Equivalent Bank"); and (v) Eurodollar time deposits having a maturity of less than one year purchased directly from any Cash Equivalent Bank (provided such deposit is with such Cash Equivalent Bank or any other Cash Equivalent Bank).

                  "Cash Proceeds" means, with respect to any Asset Sale, Cash payments (including any Cash received by way of deferred payment pursuant to, or monetization of, a note receivable or otherwise, but only as and when so received) received by Company or any of its Subsidiaries from such Asset Sale.

                  "Certificate re Non-Bank Status" means a certificate substantially in the form of Exhibit XVII annexed hereto delivered by a Lender to Administrative Agent pursuant to subsection 2.7B(iii).

                  "Chase" means The Chase Manhattan Bank and its successors, including, without limitation, its successors by merger.

                  "Closing Date" means December 31, 1996.

                  "Collateral" means all of the properties and assets (including capital stock) in which Liens are purported to be granted by the Collateral Documents.

                  "Collateral Access Agreement" means any landlord waiver, mortgagee waiver, bailee letter or any similar acknowledgement or agreement of any landlord or mortgagee in respect of any Real Property Asset where any Collateral is located or any warehouseman or processor in possession of any Inventory of any Loan Party, substantially in the form of Exhibit XIX annexed hereto with such changes thereto as may be agreed to by Administrative Agent in the reasonable exercise of its discretion.

                  "Collateral Account" has the meaning assigned to that term in the Collateral Account Agreement.

                  "Collateral Account Agreement" means the Collateral Account Agreement executed and delivered by Company and Administrative Agent on the Effective Date, substantially in the form of Exhibit XVIII annexed hereto, pursuant to which Company may pledge cash to Administrative Agent to secure the obligations of Company to reimburse Issuing Lenders for payments made under one or more Letters of Credit as such Collateral Account Agreement may hereafter be amended, restated, supplemented or otherwise modified from time to time.

                  "Collateral Documents" means the Pledge Agreement, the Security Agreement, the Patent and Trademark Security Agreement, the Log Cabin Patent and Trademark Security Agreement, the Duncan Hines Patent and Trademark Security Agreement, the Van de Kamp's Patent and Trademark Agreement, the Collateral Account Agreement, the Mortgages and any other documents, instruments or agreements delivered by any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant or perfect liens on any assets of such Loan Party as security for the Obligations.

                  "Commercial Letter of Credit" means any letter of credit or similar instrument issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by Company or any of its Subsidiaries in the ordinary course of business of Company or such Subsidiary.

                  "Commitment Fee" and "Commitment Fees" have the meanings assigned to such terms in subsection 2.3A.

                  "Commitments" means the commitments of Lenders to make Loans as set forth in subsection 2.1A.

                  "Company" means, prior to the Effective Date, A Foods, and on and after the Effective Date, Aurora.

                  "Company Common Stock" means the common stock of Company, par value $0.01 per share.

                  "Compliance Certificate" means a certificate substantially in the form of Exhibit XI annexed hereto delivered to Administrative Agent by Company pursuant to subsection 6.1(iv).

                  "Condemnation Proceeds" has the meaning assigned to that term in subsection 2.4B(iii)(d).

                  "Conforming Leasehold Interest" means any Recorded Leasehold Interest as to which the lessor has agreed in writing for the benefit of Administrative Agent (which writing has been delivered to Administrative Agent), whether under the terms of the applicable lease, under the terms of a Landlord Consent and Estoppel, or otherwise, to the matters described in the definition of "Landlord Consent and Estoppel," which interest, if a subleasehold or sub-subleasehold interest, is not subject to any contrary restrictions contained in a superior lease or sublease.

                  "Consolidated Capital Expenditures" means, for any period, the aggregate amount paid or accrued by Company and its Subsidiaries for the rental, lease, purchase (including by way of the acquisition of Securities of a Person), construction or use of any property during such period, the value or cost of which, in conformity with GAAP, would appear on the consolidated balance sheet of Company and its Subsidiaries in the category of "purchases of property, plant or equipment" at the end of such period, excluding any such expenditure made to restore, replace or rebuild property to the condition of such property immediately prior to any damage, loss, destruction or condemnation of such property, to the extent such expenditure is made with insurance proceeds or condemnation awards relating to any such damage, loss, destruction or condemnation; provided, however, that Consolidated Capital Expenditures shall not include expenditures up to an aggregate amount equal to the portion of the purchase price for any Permitted Acquisition made pursuant to subsection 7.7(vi) that would otherwise be treated as a Consolidated Capital Expenditure.

                  "Consolidated Cash Interest Coverage Ratio" means, for any period, the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Cash Interest Expense for such period.

                  "Consolidated Cash Interest Expense" means, for any period, Consolidated Interest Expense payable in Cash during such period.

                  "Consolidated Current Assets" means, as at any date of determination, the total assets of Company and its Subsidiaries on a consolidated basis which may properly be classified as current assets in conformity with GAAP, excluding Cash and Cash Equivalents and any current tax asset.

                  "Consolidated Current Liabilities" means, as at any date of determination, the total liabilities of Company and its Subsidiaries on a consolidated basis which may properly be classified as current liabilities in conformity with GAAP, but excluding all short-term Indebtedness for borrowed money and the current portion of any long-term Indebtedness of the Company, in each case to the extent included therein, and any current taxes payable and the current portion of any deferred taxes.

                  "Consolidated EBITDA" means; for any period, (i) the sum of the amounts for such period of (a) Consolidated Net Income, plus (b) to the extent deducted in determining such Consolidated Net Income, (1) Consolidated Interest Expense, (2) depreciation, (3) depletion, (4) amortization, (5) all federal, state, local and foreign income taxes,
         (6) transaction fees paid to the MDC Entities and/or Dartford and/or Fenway in connection with acquisitions made after the Effective Date, so long as such transaction fees are paid in accordance with the terms of the MDC Advisory Services Agreement, the Dartford Management Agreement and the Fenway Advisory Agreement, (7) non-recurring charges incurred prior to September 30, 1998 related to the Log Cabin Business, with respect to (A) relocation of Company's assets, (B) the purchase of computers and computer-related equipment and (C) transition related expenses in connection with the foregoing, but only to the extent that such non-recurring charges, together with all expenditures excluded from Consolidated Capital Expenditures under clause (iii) (a) of the definition of Consolidated Fixed Charges, do not exceed $6,000,000 in the aggregate, (8) non-recurring charges incurred prior to June 30, 1999 with respect to relocation of the Company's assets related to the Duncan Hines Business and transition related expenses in connection therewith, but only to the extent that such non-recurring charges, together with all expenditures excluded from Consolidated Capital Expenditures under clause (iii)(b) of the definition of Consolidated Fixed Charges, do not exceed $15,000,000 in the aggregate,
         (9) manufacturing overhead costs related to the Duncan Hines Transitional Supply Agreement not to exceed $8,200,000 per year as long as the Duncan Hines Transitional Supply Agreement is in effect, (10) all other non-cash items reducing Consolidated Net Income and (11) any extraordinary and unusual losses, minus (ii) the sum of the amounts for such period of (a) all other non-cash items increasing Consolidated Net Income, plus (b) any extraordinary and unusual gains, all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP and calculated in accordance with subsection 7.6E, if applicable.

                  "Consolidated Excess Cash Flow" means, for any period, an amount (if positive) equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated EBITDA, (b) to the extent deducted from Consolidated EBITDA by virtue of clause (ii)(b) of the definition thereof, extraordinary and unusual cash gains, and (c) the Consolidated Working Capital Adjustment minus (ii) the sum, without duplication, of the amounts for such period of (a) voluntary and scheduled cash repayments of Consolidated Total Debt (excluding repayments of Revolving Loans except to the extent the Revolving Loan Commitments are permanently reduced in connection with such repayments), (b) Consolidated Capital Expenditures (net of any proceeds of any related financings with respect to such expenditures), (c) expenditures made in connection with any Permitted Acquisition pursuant to subsection 7.7(vi) (net of any proceeds of any related financings with respect to such acquisitions), including without limitation transaction fees paid in cash to the MDC Entities and/or Dartford and/or Fenway in connection with such acquisitions, so long as such transaction fees are paid in accordance with the terms of the MDC Advisory Services Agreement, the Dartford Management Agreement and the Fenway Agreement, (d) Consolidated Interest Expense, (e) to the extent added back to Consolidated EBITDA by virtue of clause (i)(b)(11) of the definition thereof, extraordinary and unusual cash losses, (f) to the extent added back to Consolidated EBITDA by virtue of clauses (i)(b)(7) or (i)(b)(8) of the definition thereof, non-recurring charges paid in cash, (g) to the extent added back to Consolidated EBITDA by virtue of clause (i)(b)(9) of the definition thereof, manufacturing overhead costs related to the Duncan Hines Transitional Supply Agreement, and
         (h) the provision for current taxes based on income of Company and its Subsidiaries and payable in cash with respect to such period.

                  "Consolidated Fixed Charges" means, for any period, an amount equal to the sum of the amounts for such period of (i) scheduled amortization of Indebtedness of Company and its Subsidiaries (as reduced by prepayments previously made), and discount or premium relating to any such Indebtedness for such period, whether expensed or capitalized, (ii) Consolidated Cash Interest Expense, (iii) Consolidated Capital Expenditures (excluding (a) expenditures which would otherwise be included in Consolidated Capital Expenditures incurred prior to September 30, 1998 related to the Log Cabin Business, with respect to (1) relocation of Company's assets, (2) the purchase of computers and computer-related equipment and (3) transition related expenses in connection with the foregoing, but only to the extent that such expenditures, together with all non-recurring charges added back to Consolidated EBITDA by virtue of clause (i)(b)(7) of the definition thereof, do not exceed $6,000,000 in the aggregate and (b) expenditures which would otherwise be included in Consolidated Capital Expenditures incurred prior to June 30, 1999 with respect to relocation of the Company's assets related to the Duncan Hines Business and transition related expenses in connection therewith, but only to the extent that such expenditures, together with all non-recurring charges added back to Consolidated EBITDA by virtue of clause (i)(b)(8) of the definition thereof, do not exceed $15,000,000 in the aggregate), and (iv) taxes actually paid in cash by Company or any of its Subsidiaries.

                  "Consolidated Interest Expense" means, for any period, the net interest expense of Company and its Subsidiaries for such period (net of any interest income of Company and its Subsidiaries during such period) as determined on a consolidated basis in conformity with GAAP.

                  "Consolidated Net Income" means, for any period, the net income (or loss) of Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded (i) the income (or loss) of any Person in which any other Person (other than Company or any of the Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid in cash to Company or any of its Subsidiaries by such Person during such period and (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Company or is merged into or consolidated with Company or any of its Subsidiaries or the date such Person's assets are acquired by Company or any of its Subsidiaries.

                  "Consolidated Total Debt" means, as at any date of determination, all outstanding Indebtedness of Company and its Subsidiaries as determined on a consolidated basis in conformity with GAAP.

                  "Consolidated Total Senior Debt" means, as at any date of determination, all outstanding Indebtedness of Company and its Subsidiaries other than Subordinated Indebtedness, as determined on a consolidated basis in conformity with GAAP.

                  "Consolidated Working Capital" means, as at any date of determination, the excess of Consolidated Current Assets over Consolidated Current Liabilities.

                  "Consolidated Working Capital Adjustment" means, for any period on a consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such period exceeds (or is less than) Consolidated Working Capital as of the end of such period.

                  "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person
         (i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or (iii) under Interest Rate Agreements. Contingent Obligations shall include, without limitation,
         (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), comaking, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (x) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (y) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (x) or (y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

                  "Continuing Director" shall mean, as of any date of determination, any member of the Board of Directors of Company who (i) was a member of such Board of Directors on the Effective Date or (ii) was nominated for election or elected to such Board of Directors with the affirmative vote of the MDC Entities and/or Dartford and/or Fenway.

                  "Contractual Obligation" means, as applied to any Person, any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

                  "CSI" means Chase Securities Inc. and its successors and assigns, including, without limitation, its successors by merger.

                  "Dartford" means Dartford Partnership L.L.C., a limited liability company organized under the laws of the State of Delaware.

                  "Dartford Advisory Agreement" means that certain Advisory Agreement dated as of April 8, 1998, by and between Company and Dartford, as in effect on the Effective Date and as such agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12A.

                  "Dartford Expense Agreement" means that certain Expense Agreement dated as of July 1, 1998, by and between Company and Dartford, as in effect on the Effective Date and as such agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12A.

                  "Defaulting Lender" means any Lender with respect to which a Lender Default is in effect.

                  "Deposit Account" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

                  "Documentation Agent" has the meaning assigned to that term in the introduction to this Agreement.

                  "Dollars" and the sign "$" mean the lawful money of the United States of America.

                  "Duncan Hines Acquisition" means the transactions contemplated by the Duncan Hines Acquisition Agreement.

                  "Duncan Hines Acquisition Agreement" means that certain Asset Sale and Purchase Agreement, dated as of November 26, 1997 by and between MBW LLC and P&G, which agreement was assigned to the Company.

                  "Duncan Hines Assumption Agreement" means that certain Assumption Agreement dated as of January 16, 1998, by and between P&G and Company.

                  "Duncan Hines Business" has the meaning assigned to that term in the Recitals to this Agreement.

                  "Duncan Hines Patent and Trademark Security Agreement" means that certain Patent and Trademark Security Agreement dated as of January 16, 1998, by and between Company and Chase, as in effect on the Effective Date and as such agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsections 7.12A.

                  "Duncan Hines Patent License Agreement" means that certain Patent License Agreement dated as of January 16, 1998, by and between P&G and Company, as in effect on the Effective Date and as such agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12A.

                  "Duncan Hines Related Agreements" means the Duncan Hines Acquisition Agreement, the Duncan Hines Assumption Agreement and the Duncan Hines Transition Agreements.

                  "Duncan Hines Technology License Agreement" means the Technology License Agreement dated as of January 16, 1998, by and between P&G and the Company as in effect on the Effective Date and as such agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under
         Section 7.12A.

                  "Duncan Hines Transition Agreements" means, collectively, (i) the Duncan Hines Transitional Supply Agreement, (ii) the Duncan Hines Transition Services Agreement, (iii) the Duncan Hines Technology License Agreement and (iv) the Duncan Hines Patent License Agreement.

                  "Duncan Hines Transition Services Agreement" means the Transitional Services Agreement, dated as of January 16, 1998, by and between P&G and Company as in effect on the Effective Date and as such agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12A.

                  "Duncan Hines Transitional Supply Agreement" means the Transitional Supply Agreement, dated as of January 16, 1998, by and between P&G and the Company as in effect on the Effective Date and as such agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12A.

                  "Effective Date" means the date (on or before July 1, 1998) on which the conditions precedent set forth in subsection 4.1 shall be satisfied or waived.

                  "Eligible Assignee" means (i) (a) a commercial bank organized under the laws of the United States or any state thereof; (b) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (x) such bank is acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; (c) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities
         Act) which extends credit or buys loans as one of its businesses including, but not limited to, insurance companies, funds and lease financing companies; and
         (d) any other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and has combined capital and surplus or net assets of at least $100,000,000, in each case (under clauses
         (a) through (d) above) that is reasonably acceptable to Administrative Agent; and (ii) any Lender, any Affiliate of any Lender, and any Approved Fund; provided that no Affiliate of Company shall be an Eligible Assignee.

                  "Employee Benefit Plan" means any "employee benefit plan" as defined in Section 3(3) of ERISA which is subject to ERISA and which is maintained or contributed to by Company or any of its ERISA Affiliates.

                  "Environmental Claim" means any written accusation, allegation, notice of violation, claim, demand, abatement order or other order or direction (conditional or otherwise) by any governmental authority or any Person for any damage, including, without limitation, personal injury (including sickness, disease or death), tangible or intangible property damage, contribution, indemnity, indirect or consequential damages, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or restrictions, in each case relating to, resulting from or in connection with Hazardous Materials and relating to Company, any of its Subsidiaries, any of their respective Affiliates that are directly or indirectly controlled by Company, or any Facility.

                  "Environmental Laws" means all laws, statutes, ordinances, orders, rules, regulations, plans, policies or decrees and the like relating to (i) environmental matters, including, without limitation, those relating to fines, injunctions, penalties, damages, contribution, cost recovery compensation, losses or injuries resulting from the Release or threatened Release of Hazardous Materials, (ii) the generation, use, storage, transportation or disposal of Hazardous Materials, or (iii) occupational safety and health, public health and safety, industrial hygiene or protection of wetlands, in any manner applicable to Company or any of its Subsidiaries or any of their respective properties, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. ss. 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. ss. 1801 et seq.,), the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. ss. 2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. ss.136 et seq.), the Occupational Safety and Health Act (29 U.S.C. ss. 651 et seq.), and the Emergency Planning and Community Right-to-Know Act (42 U.S.C. ss. 11001 et seq.), each as amended or supplemented, and any analogous future or present local, state and federal statutes and regulations promulgated pursuant thereto, each as in effect as of the date of determination.

                  "Equity Proceeds" means the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) from the issuance of any equity Securities of Company after the Effective Date.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

                  "ERISA Affiliate" means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) solely for purposes of obligations under Section 412 of the Internal Revenue Code or under the applicable sections set forth in Section 414(t)(2) of the Internal Revenue Code, any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member.

                  "ERISA Event" means (i) a "reportable event" within the meaning of Section 4043(c) of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation or with respect to which no penalty will be assessed by the PBGC for failure to satisfy such notice requirements); (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan;
         (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA;
         (iv) the withdrawal by Company or any of its ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting, in either case, in liability pursuant to Section 4063 or 4064 of ERISA, respectively; (v) the institution by the PBGC of proceedings to terminate any Pension Plan pursuant to Section 4042 of ERISA; (vi) the imposition of liability on Company or any of its ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal by Company or any of its ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan resulting in withdrawal liability pursuant to Section 4201 of ERISA, or the receipt by Company or any of its ERISA Affiliates of written notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4042 of ERISA or under Section 4041A of ERISA if such termination would result in liability to Company or any of its ERISA Affiliates; (viii) the imposition on Company or any of its ERISA Affiliates of fines, penalties or taxes under Chapter 43 of the Internal Revenue Code or under Section 409 or 502(c), (i) or (l) or 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; or (x) the imposition of a Lien pursuant to
         Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

                  "Eurodollar Rate Loans" means Loans bearing interest at rates determined by reference to the Adjusted Eurodollar Rate as provided in subsection 2.2A.

                  "Event of Default" means each of the events set forth in
         Section 8.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                  "Existing Credit Agreement" has the meaning assigned to that term in the Recitals to this Agreement.

                  "Existing Lenders" has the meaning assigned to that term in the Recitals to this Agreement.

                  "Existing Subordinated Note Documents" means the Existing Subordinated Note Indentures, the Existing Subordinated Notes and each other document executed in connection with the Existing Subordinated Notes, as each such document may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12B.

                  "Existing Subordinated Note Indentures" means the indentures pursuant to which the Existing Subordinated Notes are issued, in a form delivered to Agents and Lenders on or prior to the Effective Date, with such changes thereto as are permitted under subsection 7.12B and as such indentures may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12B.

                  "Existing Subordinated Notes" means (a) the 9-7/8% Series B Senior Subordinated Notes of Company due 2007 issued on February 10, 1997 and (b) the 9- 7/8% Series D Senior Subordinated Notes of the Company due 2007 issued on July 1, 1997 pursuant to the Existing Subordinated Note Indentures in the form delivered to Agents and Lenders on or prior to the Effective Date with such changes thereto as are permitted under subsection 7.12B and as such notes may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12B.

                  "Facilities" means any and all real property (including, without limitation, all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Company or any of its Subsidiaries (but only as to portions of buildings actually leased or used) or any of their respective predecessors or any of their respective Affiliates that are directly or indirectly controlled by Company.

                  "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent.

                  "Fenway" means Fenway Partners Capital Fund, L.P., a Delaware limited partnership.

                  "Fenway Advisory Agreement" means that certain Advisory Agreement dated as of April 8, 1998, by and between Company and Fenway, as in effect on the Effective Date and as such agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12A.

                   "FFDC Act" means the Federal Food, Drug and Cosmetic Act, as amended from time to time, and any successor statute.

                  "First Priority" means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that
         (i) such Lien has priority over any other Lien on such Collateral and
         (ii) such Lien is the only Lien (other than Permitted Encumbrances and Liens permitted pursuant to subsection 7.2A) to which such Collateral is subject.

                  "Fiscal Quarter" means a fiscal quarter of a Fiscal Year.

                  "Fiscal Year" means the fiscal year of Company and its Subsidiaries ending on December 31 of each calendar year.

                  "Fixed Charge Component" has the meaning assigned to that term in subsection 7.6E(i).

                  "Flavor Supply Agreement" means that certain Flavor Supply Agreement dated as of December 31, 1996, by and between Company and Quest, as in effect on the Closing Date and as such agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12A.

                  "Flood Hazard Property" means a Mortgaged Property located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards.

                  "Funding and Payment Office" means the office of Administrative Agent and Swing Line Lender located at One Chase Manhattan Plaza, 8th Floor, New York, New York 10081 or such offices of Administrative Agent or any successor Administrative Agent specified by Administrative Agent or such successor Administrative Agent in a written notice to Loan Parties and Lenders).

                  "Funding Date" means the date of the funding of a Loan.

                  "GAAP" means, subject to the limitations on the application thereof set forth in subsection 1.2, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination and specifically, terms used herein applicable to Company and its Subsidiaries defined by reference to GAAP shall give effect to the subtraction of minority interests.

                  "Gilster Co-Pack Agreement" means the Production Agreement, dated as of June 4, 1998, by and between the Company and Gilster-Mary Lee Corporation, as in effect on the Effective Date and as such agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12A.

                  "Governmental Acts" has the meaning assigned to that term in subsection 3.5.

                  "Governmental Authorization" means any permit, license, authorization, plan, directive, consent order or consent decree of or from any federal, state or local governmental authority, agency or court.

                  "Guaranty" means, individually, each of the Subsidiary Guaranty and any other guaranty of the Obligations, and "Guaranties" means the Subsidiary Guaranty and each other guaranty of the Obligations, collectively.

                  "Guarantors" means the Subsidiary Guarantors.

                  "Hazardous Materials" means (i) any chemical, material or substance defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "restricted hazardous waste", "infectious waste", "toxic substances" or any other formulations intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity," or "EP toxicity" or words of similar import under any applicable Environmental Laws; (ii) any oil, petroleum, petroleum fraction or petroleum derived substance; (iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (iv) any flammable substances or explosives;
         (v) any radioactive materials; (vi) asbestos in any form; (vii) urea formaldehyde foam insulation; (viii) electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million; (ix) pesticides; and (x) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority.

                  "Holdings" has the meaning assigned to that term in the Recitals to this Agreement.

                  "Immaterial Subsidiaries" means, with respect to any Person, any Subsidiary or Subsidiaries of such Person the assets of which constitute, individually or in the aggregate, less than 5% of the total assets of such Person and its Subsidiaries.

                  "Indebtedness" means, as applied to any Person, (i) all indebtedness for borrowed money, (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money (other than accounts payable incurred in the ordinary course of business and accrued expenses incurred in the ordinary course of business), (iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA), which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument, and (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person. Obligations under Interest Rate Agreements constitute Contingent Obligations and not Indebtedness.

                  "Indemnified Liabilities" has the meaning assigned to that term in subsection 10.3.

                  "Indemnitee" has the meaning assigned to that term in subsection 10.3.

                  "Initial Public Offering" has the meaning assigned to that term in the Recitals to this Agreement.

                  "Insurance Proceeds" has the meaning assigned to that term in subsection 2.4B(iii)(d).

                  "Intellectual Property" means collectively the MBW Intellectual Property, the Log Cabin Intellectual Property, the Duncan Hines Intellectual Property and the Van de Kamp's Intellectual Property, each as defined in subsections 5.5B, 5.5C, 5.5D and 5.5E, respectively.

                  "Interest Payment Date" means (i) with respect to any Base Rate Loan, the last Business Day of each March, June, September and December of each year, commencing on September 30, 1998 and (ii) with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided that in the case of each Interest Period of longer than three months, "Interest Payment Date" shall also include the date that is three months after the commencement of such Interest Period.

                  "Interest Period" has the meaning assigned to that term in subsection 2.2B.

                  "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed to hedge Company or any of its Subsidiaries against fluctuations in interest rates.

                  "Interest Rate Determination Date" means each date for calculating the Adjusted Eurodollar Rate, for purposes of determining the interest rate in respect of an Interest Period. The Interest Rate Determination Date in respect of calculating the Adjusted Eurodollar Rate shall be the second Business Day prior to the first day of the related Interest Period.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter.

                  "Inventory" means, with respect to any Person as of any date of determination, all goods, merchandise and other personal property which are then held by such Person for sale or lease, including raw materials and work in process.

                  "Investment" means (i) any direct or indirect purchase or other acquisition by Company or any of its Subsidiaries of, or of a beneficial interest in, stock or other Securities of any other Person (other than a Person that, prior to such purchase or acquisition, was a Wholly Owned Subsidiary of Company), or (ii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by Company or any of its Subsidiaries to any other Person other than a Wholly Owned Subsidiary of Company, including all Indebtedness and accounts receivable acquired from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business; provided, however, that the term "Investment" shall not include (a) current trade and customer accounts receivable for goods furnished or services rendered in the ordinary course of business and payable in accordance with customary trade terms, (b) advances and prepayments to suppliers for goods and services in the ordinary course of business, (c) stock or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to Company or any of its Subsidiaries or as security for any such Indebtedness or claims,
         (d) Cash held in Deposit Accounts with banks and trust companies
         (other than Lenders) not exceeding $5,000,000 in aggregate amount,
         (e) Cash held in any Deposit Account with a Lender and (f) shares in a mutual fund that invests solely in Cash Equivalents. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

                  "IP Collateral" means the Collateral under the Patent and Trademark Security Agreement, the Log Cabin Patent and Trademark Security Agreement, the Duncan Hines Patent and Trademark Security Agreement and the Van de Kamp's Patent and Trademark Security Agreement.

                  "Issuing Lender" means, with respect to any Letter of Credit, the Lender which agrees or is otherwise obligated to issue such Letter of Credit, determined as provided in subsection 3.1B(ii).

                  "Joint Venture" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided that in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

                  "Kraft" means Kraft Foods, Inc., a Delaware corporation.

                  "Landlord Consent and Estoppel" means, with respect to any Leasehold Property, a letter, certificate or other instrument in writing from the lessor under the related lease, satisfactory in form and substance to Administrative Agent, pursuant to which such lessor agrees, for the benefit of Administrative Agent, (i) that without any further consent of such lessor or any further action on the part of the Loan Party holding such Leasehold Property, such Leasehold Property may be encumbered pursuant to a Mortgage and may be assigned to the purchaser at a foreclosure sale or in a transfer in lieu of such a sale (and to a subsequent third party assignee if Administrative Agent, any Lender, or an Affiliate of either so acquires such Leasehold Property),
         (ii) that such lessor shall not terminate such lease as a result of a default by such Loan Party thereunder without first giving Administrative Agent notice of such default and at least 30 days (or, if such default cannot reasonably be cured by Administrative Agent within such period, such longer period as may reasonably be required) to cure such default, (iii) to the matters contained in a Collateral Access Agreement, and (iv) to such other matters relating to such Leasehold Property as Administrative Agent may reasonably request.

                  "Leasehold Property" means any leasehold interest of any Loan Party as lessee under any lease of real property, other than any such leasehold interest designated from time to time by Administrative Agent in its sole discretion as not being required to be included in the Collateral.

                  "Lender" and "Lenders" means the persons identified as "Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to subsection 10.1, and the term "Lenders" shall include Swing Line Lender unless the context otherwise requires, provided that the term "Lenders", when used in the context of a particular Commitment, shall mean Lenders having that Commitment.

                  "Lender Default" shall mean (i) the refusal (which has not been retracted) of a Lender to make available its portion of any Loans (including any Revolving Loans made to pay Refunded Swing Line Loans or to reimburse drawings under Letters of Credit) in accordance with subsection 2.1A(iii) or its portion of any unreimbursed drawing or payment under a Letter of Credit in accordance with subsection 3.3C or
         (ii) a Lender having notified Company and/or Administrative Agent in writing that it does not intend to comply with its obligations under subsection 2.1 or subsections 3.1C, 3.3B or 3.3C.

                  "Lending Office" means, as to any Lender, the office or offices of such Lender specified as the "Lending Office" on Schedule 2.1, or such other office or offices as such Lender may from time to time notify Company and Administrative Agent.

                  "Letter of Credit" or "Letters of Credit" means Commercial Letters of Credit and Standby Letters of Credit issued or to be issued by Issuing Lenders for the account of Company pursuant to subsection 3.1.

                  "Letter of Credit Usage" means, as at any date of determination, the sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Letters of Credit then outstanding (whether or not the conditions to drawing thereunder have been met) plus (ii) the aggregate amount of all drawings under Letters of Credit honored by Issuing Lenders and not theretofore reimbursed by Company (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B).

                  "Leverage Ratio" means, as of any date of determination, the ratio of Consolidated Total Debt, as of the date of determination, to Consolidated EBITDA, for the twelve-month period ending on the date of determination, in each case calculated for Company and its Subsidiaries on a consolidated basis in accordance with GAAP.

                  "Lien" means any lien, mortgage, pledge, assignment, security interest, fixed or floating charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

                  "Loan" or "Loans" means, as the context requires, one or more of the Term Loans, Revolving Loans and Swing Line Loans or any combination thereof.

                  "Loan Documents" means this Agreement, the Notes, the Letters of Credit (and any applications for, or reimbursement agreements or other documents or certificates executed by Company in favor of an Issuing Lender relating to, the Letters of Credit), the Subsidiary Guaranty, the Collateral Documents and any Interest Rate Agreement entered into by Company with a Lender or an Affiliate of any Lender.

                  "Loan Party" means, individually, each of Company and any Subsidiary Guarantor, and "Loan Parties" means Company and each Subsidiary Guarantor, collectively.

                  "Log Cabin Acquisition" means the acquisition of the Log Cabin Business pursuant to the terms of the Log Cabin Acquisition Agreement.

                  "Log Cabin Acquisition Agreement" means that certain Asset Purchase Agreement dated as of May 7, 1997 between the Company and Kraft.

                  "Log Cabin Assumption Agreement" means that certain Assumption Agreement dated as of July 1, 1997, by and between Kraft and Company.

                  "Log Cabin Business" means the assets of the retail syrup business marketed under the Log Cabin and Country Kitchen trademarks and the foodservice business marketed under the Log Cabin, Log Cabin Lite and Wigwam trademarks and under private label arrangements.

                  "Log Cabin Patent and Trademark Security Agreement" means the Log Cabin Patent and Trademark Security Agreement entered into by and among Company, the Subsidiary Guarantors and the Administrative Agent dated as of July 1, 1997 as in effect on the Effective Date, as such Log Cabin Patent and Trademark Security Agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time.

                  "Log Cabin Patent License Agreement" means that certain Patent and Know- How License Agreement dated as of July 1, 1997, by and between Kraft and Company, as in effect on the Effective Date and as such agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12A.

                  "Log Cabin Transition Agreements" means the Log Cabin Patent License Agreement.

                  "Management Fees" means the fees payable by Company pursuant to the MDC Advisory Agreement, the Dartford Advisory Agreement and the Fenway Advisory Agreement.

                  "Margin Stock" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                  "Material Adverse Effect" means (i) a material adverse effect upon the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company and its Subsidiaries, taken as a whole, (ii) the material impairment of the ability of any Loan Party to perform the Obligations and (iii) a material adverse effect upon the legality, validity, binding effect or enforceability against a Loan Party of a Loan Document to which it is a party.

                  "Material Contract" means any of the Employment Agreements or any other contract or other arrangement to which Company or any of its Subsidiaries is a party (other than the Loan Documents) for which breach, nonperformance, cancellation or failure to renew could have a Material Adverse Effect.

                  "Maximum Consolidated Capital Expenditures Amount" has the meaning assigned to that term in subsection 7.6D.

                  "MBW LLC" means MBW Investors LLC, a Delaware limited liability company.

                  "MDC Advisory Agreement" means that certain Advisory Agreement dated as of April 8, 1998, by and between Company and MDC Management Company III, L.P., as in effect on the Effective Date and as such agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12A.

                  "MDC Entities" means McCown De Leeuw & Co. III, L.P., a California limited partnership, McCown De Leeuw & Co. Offshore (Europe) III, L.P., a Bermuda limited partnership, McCown De Leeuw & Co. III
         (Asia), L.P., a Bermuda limited partnership, Gamma Fund LLC, a California limited liability company, McCown De Leeuw & Co. IV, L.P., a California limited partnership, McCown De Leeuw & Co. IV Associates, L.P., a California limited partnership, and Delta Fund LLC, a California limited liability company.

                  "Mortgage" means any mortgage or legal charge (whether designated as a deed of trust or a mortgage or by any similar title) granted by Company or any of its Subsidiaries (or, at Administrative Agent's option, an amendment to an existing Mortgage, in form satisfactory to Administrative Agent, adding such Mortgaged Property to the Real Property Assets encumbered by an existing Mortgage) in any Real Property Asset to secure the Obligations, as such mortgage or legal charge may be amended, restated, supplemented or otherwise modified from time to time substantially in the form of Exhibit XX annexed hereto, and "Mortgages" means all such instruments collectively.

                  "Mortgage Policy" has the meaning assigned to that term in subsection 6.10B(iv).

                  "Mortgaged Property" has the meaning assigned to that term in subsection 6.10B.

                  "Multiemployer Plan" means a "multiemployer plan", as defined in Section 4001(a)(3) of ERISA which is subject to Title IV of ERISA, to which Company or any of its ERISA Affiliates is contributing or to which Company or any of its ERISA Affiliates has an obligation to contribute.

                  "NatWest" means National Westminster Bank PLC and its successors, including, without limitation, its successors by merger.

                  "Net Cash Proceeds" means, with respect to any Asset Sale, Cash Proceeds of such Asset Sale net of bona fide direct costs of sale including, without limitation, (i) income taxes reasonably estimated to be actually payable as a result of such Asset Sale within one year of the date of receipt of such Cash Proceeds, (ii) transfer, sales, use and other taxes payable in connection with such Asset Sale, (iii) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale, and (iv) broker's commissions and reasonable fees and expenses of counsel, accountants and other professional advisors in connection with such Asset Sale.

                  "New Lender" means any Lender which is a party to this Agreement on the Effective Date which is not an Existing Lender.

                  "New Subordinated Note Documents" means the New Subordinated
         Note Indenture, the New Subordinated Notes and each other document executed in connection with the New Subordinated Notes, as each such document may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12B.

                  "New Subordinated Note Indenture" means the indenture pursuant to which the New Subordinated Notes are issued, in a form delivered to Agents and Lenders on or prior to the Effective Date, with such changes thereto as are permitted under subsection 7.12B and as such indenture may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12B.

                  "New Subordinated Notes" means the 8-3/4% Senior Subordinated Notes of Company due 2008 issued pursuant to the New Subordinated Note Indenture in the form delivered to Agents and Lenders on or prior to the Effective Date with such changes thereto as are permitted under subsection 7.12B and as such notes may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12B.

                  "Non-Defaulting Lender" means and includes each Lender other than a Defaulting Lender.

                  "Non-US Lenders" has the meaning assigned to that term in subsection 2.7B(iii).

                  "Notes" means one or more of the Tranche A Term Notes, Revolving Notes or Swing Line Note or any combination thereof.

                  "Notice of Borrowing" means a notice in the form of Exhibit I annexed hereto delivered by Company to Administrative Agent pursuant to subsection 2.1B with respect to a proposed borrowing.

                  "Notice of Conversion/Continuation" means a notice substantially in the form of Exhibit II annexed hereto delivered by Company to Administrative Agent pursuant to subsection 2.2D with respect to a proposed conversion or continuation of the applicable basis for determining the interest rate with respect to the Loans specified therein.

                  "Notice of Issuance of Letter of Credit" means a notice in the form of Exhibit III annexed hereto delivered by Company to Administrative Agent pursuant to subsection 3.1B(i) with respect to the proposed issuance of a Letter of Credit.

                  "Obligations" means all obligations of every nature of each Loan Party from time to time owed to Agents, Lenders or any of them under the Loan Documents, whether for principal, interest, reimbursement of amounts drawn under Letters of Credit or payments for early termination of Interest Rate Agreements, fees, expenses, indemnification or otherwise.

                  "Officer's Certificate" means, as applied to any corporation, a certificate executed on behalf of such corporation by its chairman of the board (if an officer), its president, its chief financial officer or a vice president; provided that every Officer's Certificate with respect to the compliance with a condition precedent to the making of any Loans hereunder shall include (i) a statement that the officer making or giving such Officer's Certificate has read such condition and any definitions or other provisions contained in this Agreement relating thereto, (ii) a statement that, in the opinion of the signer he or she has made or has caused to be made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such condition has been complied with, and (iii) a statement as to whether, in the opinion of the signer, such condition has been complied with.

                  "Operating Lease" means, as applied to any Person, any lease (including, without limitation, leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

                  "P&G" means The Procter & Gamble Company, an Ohio corporation.

                  "Patent and Trademark Security Agreement" means the Patent and Trademark Security Agreement entered into by and among Company, the Subsidiary Guarantors and Administrative Agent dated as of the Closing Date, as such Patent and Trademark Security Agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time.

                  "Patent License Agreement" means that certain Patent License Agreement dated as of December 31, 1996, by and among Seller, Unilever PLC and Company, as in effect on the Closing Date and as such agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12A.

                  "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA (or any successor thereto).

                  "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Title IV of ERISA.

                  "Permitted Acquisition" means an acquisition of assets or a business effected in accordance with the provisions of subsection 7.7(vi).

                  "Permitted Encumbrances" means the following types of Liens:

                               (i) Liens for taxes, assessments or governmental
                  charges or claims the payment of which is not, at the time, required by subsection 6.3;

                              (ii) statutory Liens of landlords, statutory Liens
                  of carriers, warehousemen, mechanics and materialmen and other Liens imposed by law (other than any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the

                  Internal Revenue Code or by ERISA) incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

                             (iii) Liens incurred or deposits made in the
                  ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                              (iv) any attachment or judgment Lien not
                  constituting an Event of Default under subsection 8.8;

                               (v) leases or subleases granted to others not
                  interfering in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries;

                              (vi) easements, rights-of-way, restrictions, minor
                  defects, encroachments or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries;

                             (vii) any (a) interest or title of a lessor or
                  sublessor under any Capital Lease permitted by subsection 7.1(iii) or any Operating Lease not prohibited by this Agreement, (b) restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to, or (c) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause (b);

                            (viii) Liens arising from filing UCC financing
                  statements relating solely to leases permitted by this Agreement;

                              (ix) Liens in favor of customs and revenue
                  authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

                               (x) deposits in the ordinary course of business
                  to secure liabilities to insurance carriers, lessors, utilities and other service providers; and

                              (xi) bankers liens and rights of setoff with
                  respect to customary depository arrangements entered into in the ordinary course of business.

                  "Permitted Seller Note" means a promissory note substantially in the form of Exhibit XVI annexed hereto representing any Indebtedness of Company incurred in connection with any Permitted Acquisition payable to the seller in connection therewith, as such note may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12B; provided that no Permitted Seller Note shall (i) be guarantied by any Subsidiary of Company or secured by any property of Company or any of its Subsidiaries or (ii) bear cash interest at a rate in excess of 12% per annum; and provided further, that no Permitted Seller Note shall provide for any prepayment or repayment of all or any portion of the principal thereof prior to the date of the final scheduled installment of principal of any of the Loans.

                  "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

                  "Pledge Agreement" means that certain Third Amended and Restated Pledge Agreement by and among Company, the Subsidiary Guarantors and Administrative Agent dated as of the Effective Date and substantially in the form of Exhibit VIII annexed hereto, as such Pledge Agreement may be amended, restated, supplemented or otherwise modified from time to time.

                  "Pledged Collateral" means the "Pledged Collateral" as defined in the Pledge Agreement.

                  "Potential Event of Default" means a condition or event that, after notice or after any applicable grace period has lapsed, or both, would constitute an Event of Default.

                  "Prime Rate" means the rate of interest per annum publicly announced from time to time by Chase as its prime commercial lending rate in effect at its principal office in New York City. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Chase or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

                  "Proceedings" has the meaning assigned to that term in subsection 6.1(x).

                  "Pro Forma Calculation Period" has the meaning assigned to that term in subsection 7.6E(i).

                  "Pro Rata Share" means with respect to each Lender, the Revolving Loan Pro Rata Share and Tranche A Term Loan Pro Rata Share of such Lender; in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The initial Pro Rata Share of each Lender is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto.

                  "PTO" means the United States Patent and Trademark Office or any successor or substitute office in which filings are necessary or, in the opinion of Administrative Agent, desirable in order to create or perfect Liens on any IP Collateral.

                  "Pure Food and Drug Laws" means the FFDC Act and the pure food and drug laws of each of the states of the United States into which products of the Business, the Log Cabin Business and the Duncan Hines Business are or have been shipped.

                  "Quest" means Quest International Flavors & Food Ingredients Company.

                  "Quest Agreements" means, collectively, (i) that certain Flavor Escrow Agreement dated as of December 31, 1996, by and among Quest, the escrow agent named therein and Company, as in effect on the Closing Date and as such agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12A, and (ii) the Flavor Supply Agreement.

                  "Real Property Asset" means, at any time of determination, any interest then owned by any Loan Party in any real property.

                  "Recorded Leasehold Interest" means a Leasehold Property with respect to which a Record Document (as hereinafter defined) has been recorded in all places necessary or desirable, in Administrative Agent's reasonable judgment, to give constructive notice of such Leasehold Property to third-party purchasers and encumbrances of the affected real property. For purposes of this definition, the term "Record Document" means, with respect to any Leasehold Property, (a) the lease evidencing such Leasehold Property or a memorandum thereof, executed and acknowledged by the owner of the affected real property, as lessor, or (b) if such Leasehold Property was acquired or subleased from the holder of a Recorded Leasehold Interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form reasonably satisfactory to Administrative Agent.

                  "Red Wing" means The Red Wing Company, Inc., a Delaware corporation.

                  "Red Wing Co-Pack Agreement" means each of the First Amended and Restated Production Agreement, dated as of November 19, 1997, by and between Red Wing and Company and the Production Agreement, dated as of November 19, 1997, by and between Red Wing and the Company (collectively, the "Red Wing Co-Pack Agreements") as in effect on the Effective Date and as such agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12A.

                  "Refunded Swing Line Loans" has the meaning assigned to that term in subsection 2.1A(iii).

                  "Register" has the meaning assigned to that term in subsection 2.1D.

                  "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Regulatory Shares" means, with respect to any Person, shares of such Person required to be issued as qualifying shares to directors or persons similarly situated or shares issued to Persons other than Company or a Wholly Owned Subsidiary of Company in response to regulatory requirements of foreign jurisdictions pursuant to a resolution of the Board of Directors of such Person, so long as such shares do not exceed one percent of the total outstanding shares of equity such Person and any owners of such shares irrevocably covenant with Company to remit to Company or waive any dividends or distributions paid or payable in respect of such shares.

                  "Reimbursement Date" has the meaning assigned to that term in subsection 3.3B.

                  "Related Agreements" means the Subordinated Note Indentures, the Subordinated Notes, the other Subordinated Note Documents, the Acquisition Agreement, the Log Cabin Acquisition Agreement, the Duncan Hines Acquisition Agreement, the Assumption Agreement, the Log Cabin Assumption Agreement, the Duncan Hines Assumption Agreement, the MDC Advisory Agreement, the Dartford Advisory Agreement, the Fenway Advisory Agreement, the Transition Agreements, the Log Cabin Transition Agreements, the Red Wing Co-Pack Agreements, the Dartford Expense Agreement, the Gilster Co-Pack Agreement and the Duncan Hines Transition Agreements.

                  "Release" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including, without limitation, the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), or into or out of any Facility, including the movement of any Hazardous Material through the air, soil, surface water, groundwater or property.

                  "Requisite Lenders" means Non-Defaulting Lenders having or holding not less than 51% of the sum of the aggregate Term Loan Exposure of all Non-Defaulting Lenders plus the aggregate Revolving Loan Exposure of all Non-Defaulting Lenders.

                  "Restricted Junior Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Company now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Company now or hereafter outstanding other than stock repurchases for Company's
         1998 Employee Stock Purchase Program, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Company now or hereafter outstanding, and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness.

                  "Revolving Loan Commitment" means the commitment of a Lender to make

         Revolving Loans to Company pursuant to subsection 2.1A(ii) and "Revolving Loan Commitments" means such commitments of all Lenders in the aggregate.

                  "Revolving Loan Commitment Termination Date" means June 30, 2005 or any earlier date of termination of the Revolving Loan Commitments pursuant to this Agreement.

                  "Revolving Loan Exposure" means, with respect to any Lender as of any date of determination (i) prior to the termination of the Revolving Loan Commitments, that Lender's Revolving Loan Commitment and
         (ii) after the termination of the Revolving Loan Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender plus (b) in the event that Lender is an Issuing Lender, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (net of any participations purchased by other Lenders in such Letters of Credit) plus (c) the aggregate amount of all participations purchased by that Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit plus (d) the aggregate amount of all participations purchased by that Lender in any outstanding Swing Line Loans plus (e) in the case of Swing Line Lender, the sum of the aggregate outstanding principal amount of all Swing Line Loans (in each case net of any participations therein purchased by other Lenders).

                  "Revolving Loan Pro Rata Share" means with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued by any Lender or any participations purchased by any Lender therein or in any Swing Line Loans, the percentage obtained by dividing (i) the Revolving Loan Exposure of that Lender by (ii) the aggregate Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1.

                  "Revolving Loans" means the Loans made by Lenders to Company pursuant to subsection 2.1A(ii).

                  "Revolving Notes" means (i) the promissory notes of Company issued pursuant to subsection 2.1E(i)(b) on the Effective Date and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Revolving Loan Commitment and Revolving Loans of any Lender, in each case substantially in the form of Exhibit V annexed hereto, as they may be amended, restated, supplemented or otherwise modified from time to time.

                  "S&P" means Standard & Poor's Ratings Service, or any successor thereto.

                  "Securities" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor statute.

                  "Security Agreement" means the Third Amended and Restated Security Agreement entered into by and among Company, the Subsidiary Guarantors and Administrative Agent dated as of the Effective Date and substantially in the form of Exhibit IX annexed hereto, as such Security Agreement may be amended, restated, supplemented or otherwise modified from time to time.

                  "Seller" means Conopco, Inc., a New York corporation, doing business as Van den Bergh Foods Company.

                  "Senior Leverage Ratio" means, as of any date of determination, the ratio of Consolidated Total Senior Debt, as of the date of determination, to Consolidated EBITDA, for the twelve-month period ending on the date of determination, in each case calculated for Company and its Subsidiaries on a consolidated basis in accordance with GAAP.

                  "Shared Technology License Agreement" means that certain Shared Technology License Agreement dated as of December 31, 1996, by and between Seller and Company, as in effect on the Closing Date and as such agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12A

                  "Solvent" means, with respect to any Person, that as of the date of determination both (i) (a) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including contingent liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (b) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (c) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (ii) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "Standby Letter of Credit" means any standby letter of credit or similar instrument issued for the purpose of supporting (i) workers' compensation liabilities of Company or any of its Subsidiaries, (ii) the obligations of third party insurers of Company or any of its

         Subsidiaries arising virtue of the laws of any jurisdiction requiring third party insurers, (iii) performance, payment, deposit or surety obligations of Company or any of its Subsidiaries, in any case if required by law or governmental rule or regulation or in accordance with custom and practice in the industry, and (iv) such other obligations of Company and its Subsidiaries as may be reasonably acceptable to Administrative Agent; provided that Standby Letters of Credit may not be issued for the purpose of supporting (a) trade payables or (b) Indebtedness constituting "antecedent debt" (as that term is used in Section 547 of the Bankruptcy Code).

                  "Subordinated Note Documents" means collectively the Existing Subordinated Note Documents, the VDK Subordinated Note Documents and the New Subordinated Note Documents.

                  "Subordinated Note Indentures" means collectively the Existing Subordinated Note Indentures, the VDK Subordinated Note Indenture and the New Subordinated Note Indenture.

                  "Subordinated Notes" means collectively the Existing Subordinated Notes, the VDK Subordinated Notes and the New Subordinated Notes.

                  "Subordinated Indebtedness" means (i) the Indebtedness of Company under the Subordinated Note Documents, (ii) any Indebtedness permitted under subsection 7.1(vi), (iii) the Indebtedness of Company evidenced by any Permitted Seller Notes, and (iv) any other Indebtedness of Company or any of its Subsidiaries subordinated in right of payment to the Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance satisfactory to Administrative Agent and Requisite Lenders.

                  "Subsidiary" means, with respect to any Person, any corporation, partnership, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                  "Subsidiary Guarantor" means any Subsidiary of Company that becomes party to the Subsidiary Guaranty at any time after the Effective Date pursuant to subsection 6.9.

                  "Subsidiary Guaranty" means the Subsidiary Guaranty, substantially in the form of Exhibit VII annexed hereto, executed and delivered by each Subsidiary Guarantor from time to time after the Effective Date pursuant to subsection 6.9, as such Subsidiary Guaranty may be amended, restated, supplemented or otherwise modified from time to time.

                  "Subsidiary Security Agreements" has the meaning assigned to that term in subsection 6.9.

                  "Supplemental Collateral Agent" has the meaning assigned to that term in subsection 9.1B.

                  "Swing Line Lender" means Chase, or any Person serving as a successor Administrative Agent hereunder, in its capacity as Swing Line Lender hereunder.

                  "Swing Line Loan Commitment" means the commitment of Swing Line Lender to make Swing Line Loans to Company pursuant to subsection 2.1A(iii).

                  "Swing Line Loans" means the Loans made by Swing Line Lender pursuant to subsection 2.1A(iii).

                  "Swing Line Note" means (i) the promissory note of Company issued pursuant to subsection 2.1E(ii) on the Effective Date and (ii) any promissory note issued by Company to any successor Administrative Agent and Swing Line Lender pursuant to the last sentence of subsection 9.5B, in each case substantially in the form of Exhibit VIII annexed hereto, as it may be amended, restated, supplemented or otherwise modified from time to time.

                  "Syndication Agent" has the meaning assigned to that term in the introduction to this Agreement.

                  "Tax" or "Taxes" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; provided that "Tax on the overall net income" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person's principal office (and/or, in the case of a Lender, its relevant Lending Office) is located or in which that Person is deemed to be doing business on all or part of the net income, profits or gains of that Person (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise).

                  "Term Loan Commitment" means the aggregate commitment of a Lender to make a Tranche A Term Loan to Company pursuant to subsections 2.1A(i), 2.1A(ii) and 2.1A(iii), respectively, and "Term Loan Commitments" means such commitments of all Lenders in the aggregate.

                  "Term Loan Exposure" means, with respect to any Lender as of any date of determination (i) prior to the funding of the Term Loans, that Lender's Term Loan Commitment and (ii) after the funding of the Term Loans, the outstanding principal amount of the Term Loan of that Lender.

                  "Term Loans" means the Tranche A Term Loans made by Lenders to Company pursuant to subsection 2.1A(i).

                  "Term Notes" means one or more of the Tranche A Term Notes.

                  "Tiger" means Gloriande (Luxembourg) SarL, a corporation organized under the laws of Luxembourg and an affiliate of Tiger Oats.

                  "Title Company" means one or more title insurance companies reasonably satisfactory to Administrative Agent.

                  "Total Utilization of Revolving Loan Commitments" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing the applicable Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied) plus (ii) the aggregate principal amount of all outstanding Swing Line Loans plus (iii) the Letter of Credit Usage.

                  "Tranche A Term Loan Commitment" means the commitment of a Lender to make a Tranche A Term Loan to Company pursuant to subsection 2.1A(i), and "Tranche A Term Loan Commitments" means such commitments of all Lenders in the aggregate.

                  "Tranche A Term Loan Exposure" means, with respect to any Lender as of any date of determination (i) prior to the funding of the Tranche A Term Loans, that Lender's Tranche A Term Loan Commitment and
         (ii) after the funding of the Tranche A Term Loans, the outstanding principal amount of the Tranche A Term Loan of that Lender.

                  "Tranche A Term Loan Pro Rata Share" means with respect to all payments, computations and other matters relating to the Tranche A Term Loan Commitment or the Tranche A Term Loan of any Lender, the percentage obtained by dividing (i) the Tranche A Term Loan Exposure of that Lender by (ii) the aggregate Tranche A Term Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1.

                  "Tranche A Term Loans" means the Loans made by the Lenders to the Company pursuant to subsection 2.1A(i).

                  "Tranche A Term Notes" means (i) the promissory notes of Company issued pursuant to subsection 2.1E(i)(a) on the Effective Date and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Tranche A Term Loan Commitments or Tranche A Term Loans of any Lenders, in each case substantially in the form of Exhibit IV annexed hereto, as they may be amended, restated, supplemented or otherwise modified from time to time.

                  "Transaction" has the meaning assigned to that term in the Recitals to this Agreement.

                  "Transaction Costs" means the fees, costs and expenses payable by Company and its Subsidiaries in connection with the Transaction.

                  "Transition Agreements" means, collectively, (i) that certain License Agreement dated as of December 31, 1996, by and between Seller and Company, as in effect on the Closing Date and as such agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12A; (ii) the Shared Technology License Agreement; (iii) the Patent License Agreement; and (iv) the Quest Agreements.

                  "UBS" means UBS Capital LLC, a New York limited liability company.

                  "UBS AG" means UBS AG, Stamford Branch and its successors, including, without limitation, any successors by merger.

                  "Unfunded Current Liability" means, with respect to any Pension Plan, the amount, if any, by which the actuarial present value of the accumulated plan benefits under such Pension Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 35, based upon the actuarial assumptions used by such Pension Plan's actuary in the most recent annual valuation of such Pension Plan.

                  "Van de Kamp's" means Van de Kamp's, Inc., a Delaware corporation.

                  "Van de Kamp's Patent and Trademark Security Agreement" means the Van de Kamp's Patent and Trademark Security Agreement entered into by and among Company, the Subsidiary Guarantors and the Administrative Agent dated as of the Effective Date, substantially in the form of
         Exhibit X annexed hereto, as such Van de Kamp's Patent and Trademark Security Agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time.

                  "VDK Credit Agreement" means the Second Amended and Restated Credit and Guarantee Agreement, dated as of July 9, 1996, among VDK Holdings, Van de Kamp's, the banks and other financial institutions from time to time parties thereto, and Chase, as agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                  "VDK Holdings" means VDK Holdings, Inc., a Delaware corporation.

                  "VDK Subordinated Note Documents" means the VDK Subordinated
         Note Indenture, the VDK Subordinated Notes and each other document executed in connection with the VDK Subordinated Notes, as each such document may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12B.

                  "VDK Subordinated Note Indenture" means the indenture pursuant to which the VDK Subordinated Notes are issued, in a form delivered to Agents and Lenders on or prior to the Effective Date, with such changes thereto as are permitted under subsection 7.12B and as such indenture may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12B.

                  "VDK Subordinated Notes" means the 12% Senior Subordinated Notes of Van de Kamp's due 2005 issued on September 15, 1995 pursuant to the VDK Subordinated Note Indenture in the form delivered to the Agents and Lenders on or prior to the Effective Date with such changes thereto as are permitted under subsection 7.12B and as such notes may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under Subsection 7.12B.

                  "Wholly Owned Subsidiary" means, with respect to any Person, a Subsidiary of such Person all of the outstanding capital stock or other ownership interests of which (other than Regulatory Shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

         1.2 Accounting Terms Utilization of GAAP for Purposes of Calculations Under Agreement.

                  Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Company to Lenders pursuant to clauses (i), (ii),
(iii) and (xiii) of subsection 6.1 shall be prepared in accordance with GAAP (except, with respect to interim financial statements, normal year end audit adjustments and the absence of explanatory footnotes) as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in subsection 6.1(v)). Calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize accounting principles and policies in conformity with those used to prepare the financial statements referred to in subsection 5.3A.

         1.3      Other Definitional Provisions.

                  References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The words "includes", "including" and similar terms used in any Loan Document shall be construed as if followed by the words "without limitation".

                                  SECTION 2.
                  AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

         2.1      Commitments; Loans.

                  A. Commitments. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Loan Parties set forth herein and in the other Loan Documents, each Lender hereby severally agrees to make the applicable Loans described in subsections 2.1A(i) and 2.1A(ii) and Swing Line Lender hereby agrees to make the Swing Line Loans as described in subsection 2.1A(iii).

                      (i) Tranche A Term Loans. Each Lender with a Tranche A Term Loan Commitment severally agrees to lend to Company on the Effective Date an amount not exceeding its Pro Rata Share of the aggregate amount of the Tranche A Term Loan Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Lender's Tranche A Term Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Tranche A Term Loan Commitments is $225,000,000; provided that the Tranche A Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Tranche A Term Loan Commitments pursuant to subsection 10.1B. Company may make only one borrowing under the Tranche A Term Loan Commitments. Amounts borrowed under this subsection 2.1A(i) and subsequently repaid or prepaid may not be reborrowed.

                     (ii) Revolving Loans. Each Lender with a Revolving Loan Commitment severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, to maintain such existing Revolving Loans and to lend to Company from time to time during the period from the Effective Date to but excluding the Revolving Loan Commitment Termination Date an aggregate amount which shall not exceed its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments, to be used for the purposes identified in subsection 2.5B. The original amount of each Lender's Revolving Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate original amount of the Revolving Loan Commitments is $175,000,000; provided that the Revolving Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Revolving Loan Commitments pursuant to subsection 10.1B; provided further, that the amount of the Revolving Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsection 2.4B. Each Lender's Revolving Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments shall be paid in full no later than that date. Company may borrow no more than $15,000,000 under the Revolving Loan Commitments on the Effective Date. Amounts borrowed under this subsection 2.1A(ii) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

                  Notwithstanding anything contained herein to the contrary, in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect.

                    (iii) Swing Line Loans. Swing Line Lender hereby agrees, subject to the limitations set forth below with respect to the maximum aggregate amount of all Swing Line Loans outstanding from time to time, to make a portion of the Revolving Loan Commitments available to Company from time to time during the period from the Effective Date to but excluding the Revolving Loan Commitment Termination Date by making Base Rate Loans as Swing Line Loans to Company in an aggregate amount not to exceed the amount of the Swing Line Loan Commitment, to be used for the purposes identified in subsection 2.5B, notwithstanding the fact that such Swing Line Loans, when aggregated with the sum of Swing Line Lender's outstanding Revolving Loans and Swing Line Lender's Pro Rata Share of the Letter of Credit Usage then in effect, may exceed Swing Line Lender's Revolving Loan

Commitment. The original amount of the Swing Line Loan Commitment is $10,000,000; provided that the amounts of the Swing Line Loan Commitment are subject to reduction as provided in clause (b) of the next paragraph. The Swing Line Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans shall be paid in full no later than that date. Amounts borrowed under this subsection 2.1A(iii) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

                  Notwithstanding anything contained herein to the contrary, the Swing Line Loans, and the Swing Line Loan Commitment shall be subject to the following limitations in the amounts indicated:

                  (a) in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect;

                  (b) any reduction of the Revolving Loan Commitments made pursuant to subsection 2.4B which reduces the aggregate Revolving Loan Commitments to an amount less than the then current sum of the Swing Line Loan Commitment shall result in an automatic corresponding pro rata reduction of the Swing Line Loan Commitment such that the sum thereof equals the amount of the Revolving Loan Commitments, as so reduced, without any further action on the part of Company, Administrative Agent or Swing Line Lender.

                  With respect to any Swing Line Loans which have not been voluntarily prepaid by Company pursuant to subsection 2.4B(i), Swing Line Lender may, at any time in its sole and absolute discretion, deliver to Administrative Agent (with a copy to Company), no later than 12:00 Noon (New York time) at least one Business Day in advance of the proposed Funding Date, a notice (which shall be deemed to be a Notice of Borrowing given by Company) requesting Lenders to make Revolving Loans that are Base Rate Loans to Company on such Funding Date in an amount equal to the amount of such Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice is given which Swing Line Lender requests Lenders to prepay. Anything contained in this Agreement to the contrary notwithstanding, (i) the proceeds of such Revolving Loans made by Lenders other than Swing Line Lender shall be immediately delivered by Administrative Agent to Swing Line Lender (and not to Company) and applied to repay a corresponding portion of the Refunded Swing Line Loans and (ii) on the day such Revolving Loans are made, Swing Line Lender's Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by Swing Line Lender to Company, and such portion of the Swing Line Loans deemed to be so paid, shall no longer be outstanding as Swing Line Loans and shall no longer be due under the Swing Line Note of Swing Line Lender but shall instead constitute part of Swing Line Lender's outstanding Revolving Loans to Company and shall be due under the Revolving Note issued by Company to Swing Line Lender. Company hereby authorizes each of Administrative Agent and Swing Line Lender to charge Company's accounts with Administrative Agent and Swing Line Lender (up to the amount available in each such account) in order to immediately pay Swing Line Lender the amount of the Refunded Swing Line Loans to the extent the proceeds of such Revolving Loans made by Lenders, including the Revolving Loan deemed to be made by Swing Line Lender, are not sufficient to repay in full the Refunded Swing Line Loans. If any portion of any such amount paid (or deemed to be paid) to Swing Line Lender should be recovered by or on behalf of Company from Swing Line Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by subsection 10.5.

                  If for any reason Revolving Loans are not made pursuant to this subsection 2.1A(iii) in an amount sufficient to repay any amounts owed to Swing Line Lender in respect of any outstanding Swing Line Loans on or before the third Business Day after demand for payment thereof by Swing Line Lender, each Lender with a Revolving Loan Commitment shall be deemed to, and hereby agrees to, have purchased a participation in such outstanding Swing Line Loans, and in an amount equal to its Pro Rata Share of the applicable unpaid amount together with accrued interest thereon. Upon one Business Day's notice from Swing Line Lender, each such Lender shall deliver to Swing Line Lender an amount equal to its respective participation in the applicable unpaid amount in same day funds at the Funding and Payment Office. In order to evidence such participation each such Lender agrees to enter into a participation agreement at the request of Swing Line Lender in form and substance satisfactory to Swing Line Lender. In the event any such Lender fails to make available to Swing Line Lender the amount of such Lender's participation as provided in this paragraph, Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by Swing Line Lender for the correction of errors among banks for three Business Days and thereafter at the Base Rate, as applicable.

                  Notwithstanding anything contained herein to the contrary,
(i) the obligation of each Lender with a Revolving Loan Commitment to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to the second preceding paragraph and each such Lender's obligation to purchase a participation in any unpaid Swing Line Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (a) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against Swing Line Lender, Company or any other Person for any reason whatsoever; (b) the occurrence or continuation of an Event of Default or a Potential Event of Default; (c) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries; (d) any breach of this Agreement or any other Loan Document by any party thereto; or (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that no such Lender shall have any such obligation unless (x) Swing Line Lender believed in good faith that all conditions under
Section 4 to the making of the applicable Refunded Swing Line Loans or other unpaid Swing Line Loans, were satisfied at the time such Refunded Swing Line Loans or unpaid Swing Line Loans were made, or (y) such Lender had actual knowledge, by receipt of any notices required to be delivered to such Lenders pursuant to subsection 6.1(ix) or otherwise, that any such condition under
Section 4 had not been satisfied and such Lender failed to notify Swing Line Lender and Administrative Agent in writing that it had no obligation to make Revolving Loans until such condition was satisfied (any such notice to be effective as of the date of receipt thereof by Swing Line Lender and Administrative Agent), or (z) the satisfaction of any such condition under
Section 4 not satisfied had been waived by Requisite Lenders prior to or at the time such Refunded Swing Line Loans or other unpaid Swing Line Loans were made; and (ii) Swing Line Lender shall not be obligated to make any Swing Line Loans if it has elected not to do so after the occurrence and during the continuation of a Potential Event of Default or Event of Default.

                  B. Borrowing Mechanics. Term Loans or Revolving Loans (including any such Loans made as Eurodollar Rate Loans with a particular Interest Period) made on any Funding Date (other than Revolving Loans made pursuant to a request by Swing Line Lender pursuant to subsection 2.1A(iii) for the purpose of repaying any Refunded Swing Line Loans or Revolving Loans made pursuant to subsection 3.3B for the purpose of reimbursing any Issuing Lender for the amount of a drawing or payment under a Letter of Credit issued by it) shall be in an aggregate minimum amount of $500,000 and integral multiples of $250,000 in excess of that amount. Swing Line Loans made on any Funding Date shall be in an aggregate minimum amount of $250,000 and integral multiples of $100,000 in excess of that amount. Whenever Company desires that Lenders make Term Loans or Revolving Loans it shall deliver to Administrative Agent on behalf of Company a Notice of Borrowing no later than 12:00 Noon (New York time), at least three Business Days in advance of the proposed Funding Date in the case of a Eurodollar Rate Loan, or at least one Business Day in advance of the proposed Funding Date in the case of a Base Rate Loan. Whenever Company desires that Swing Line Lender make a Swing Line Loan, it shall deliver to Administrative Agent a Notice of Borrowing no later than 12:00 Noon (New York time) on the proposed Funding Date. The Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business Day), (ii) the amount and type of Loans requested, (iii) in the case of Swing Line Loans, that such Loans shall be Base Rate Loans, (iv) in the case of any Loans other than Swing Line Loans, whether such Loans shall be Base Rate Loans or Eurodollar Rate Loans, and (v) in the case of any Loans requested to be made as Eurodollar Rate Loans, the initial Interest Period requested therefor. Term Loans and Revolving Loans may be continued as or converted into Base Rate Loans and Eurodollar Rate Loans in the manner provided in subsection 2.2D. In lieu of delivering the above-described Notice of Borrowing, Company may give Administrative Agent telephonic notice by the required time of any proposed borrowing under this subsection 2.1B; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to Administrative Agent on or before the applicable Funding Date.

                  Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Company or for otherwise acting in good faith under this subsection 2.1B, and upon funding of Loans by Lenders in accordance with this Agreement pursuant to any such telephonic notice Company shall have effected Loans hereunder.

                  Company shall notify Administrative Agent prior to the funding of any Loans in the event that any of the matters to which Company is required to certify in the applicable Notice of Borrowing are no longer true and correct as of the applicable Funding Date, and the acceptance by Company of the proceeds of any Loans shall constitute a re-certification by Company, as of the applicable Funding Date, as to the matters to which Company is required to certify in the applicable Notice of Borrowing.

                  Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Borrowing for a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to make a borrowing in accordance therewith.

                  C. Disbursement of Funds. All Term Loans and all Revolving Loans under this Agreement shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the particular type of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Loan requested hereunder. Promptly after receipt by Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof), Administrative Agent shall notify each Lender or Swing Line Lender, as the case may be, of the proposed borrowing and of the amount of such Lender's Pro Rata Share of the applicable Loans.

                  Each Lender shall make the amount of its Loan available to Administrative Agent not later than 12:00 Noon (New York time) on the applicable Funding Date, and Swing Line Lender shall make the amount of its Swing Line Loan available to Administrative Agent not later than 12:00 Noon (New York time) on the applicable Funding Date, in each case in same day funds, at the Funding and Payment Office. Except as provided in subsection 2.1A(iii) or subsection 3.3B with respect to Revolving Loans used to repay Refunded Swing Line Loans or to reimburse any Issuing Lender for the amount of an honored drawing or payment under a Letter of Credit issued by it, upon satisfaction or waiver of the conditions precedent specified in subsections
4.1 (in the case of Loans made on the Effective Date) and 4.2 (in the case of all Loans), Administrative Agent shall make the proceeds of such Loans available to Company on the applicable Funding Date by causing an amount of same day funds equal to the proceeds of all such Loans received by Administrative Agent from Lenders or Swing Line Lender, as the case may be, to be credited to the account of Company at the Funding and Payment Office.

                  Unless Administrative Agent shall have been notified by any Lender prior to the Funding Date for any Loans that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Loan requested on such Funding Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Funding Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Company a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Company and Company shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the rate applicable to such Loan. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Company may have against any Lender as a result of any default by such Lender hereunder.

                  D.       The Register.

                      (i) Administrative Agent shall maintain, at the address referred to in subsection 10.8, a register for the recordation of the names and addresses of Lenders and the Commitments and Loans of each Lender from time to time (the "Register"). The Register shall be available for inspection by Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                     (ii) Administrative Agent shall record in the Register the Commitments and the outstanding Loans from time to time of each Lender and each repayment or prepayment in respect of the principal amount of the outstanding Loans of each Lender. Any such recordation shall be conclusive and binding on Company and each Lender, absent manifest error; provided, that failure to make any such recordation, or any error in such recordation, shall not affect Company's Obligations in respect of the applicable Loans.

                    (iii) Each Lender shall record on its internal records (including, without limitation, the Notes held by such Lender) the amount of each Loan made by it and each payment in respect thereof. Any such recordation shall be prima facie evidence of the amount of such Loans; provided that failure to make any such recordation, or any error in such recordation, shall not affect Company's Obligations in respect of the applicable Loans; and provided, further that in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern, absent manifest error.

                     (iv) Company, Agents and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any Commitment or Loan shall be effective, in each case unless an until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii). Prior to such recordation, all amounts owed with respect to the applicable Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans.

                      (v) Company hereby designates Chase, and any financial institution serving as a successor Administrative Agent, to serve as Company's agent solely for purposes of maintaining the Register as provided in this subsection 2.1D, and Company hereby agrees that, to the extent Chase serves in such capacity, Chase and its officers, directors, employees, agents and affiliates shall constitute Indemnities for all purposes under subsection 10.3.

                  E. Notes. Company shall execute and deliver on the Effective Date (i) to

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

each requesting Lender (or to Administrative Agent for that Lender)
(a) a Tranche A Term Note substantially in the form of Exhibit IV annexed hereto, to evidence that Lender's Tranche A Term Loans in the principal amount of that Lender's Tranche A Term Loans and with other appropriate insertions and
(b) a Revolving Note substantially in the form of Exhibit V annexed hereto to evidence that Lender's Revolving Loans, in the principal amount of that Lender's Revolving Loan Commitment and with other appropriate insertions, and (ii) to Swing Line Lender, a Swing Line Note substantially in the form of Exhibit VI annexed hereto to evidence Swing Line Lender's Swing Line Loans, in the principal amount of the Swing Line Commitment and with other appropriate insertions. The Notes and the Obligations evidenced thereby shall be governed by, subject to and benefit from all of the terms and conditions of this Agreement and the other Loan Documents and shall be guarantied and/or secured by the Collateral as provided in the Loan Documents.

         2.2      Interest on the Loans.

                  A. Rate of Interest. Subject to the provisions of subsections
2.6 and 2.7, each Term Loan and each Revolving Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Adjusted Eurodollar Rate, as the case may be, plus the Applicable Margin. Subject to the provisions of subsection 2.7, each Swing Line Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate, plus the Applicable Margin. The applicable basis for determining the rate of interest with respect to any Loan shall be selected by Company initially at the time a Notice of Borrowing is given with respect to such Loan pursuant to subsection 2.1B. The basis for determining the interest rate with respect to any Term Loan or any Revolving Loan may be changed from time to time pursuant to subsection 2.2D. If on any day any Term Loan or Revolving Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Base Rate, plus the Applicable Margin for Base Rate Loans.

                  Subject to the provisions of subsections 2.2E and 2.7, the Term Loans and the Revolving Loans shall bear interest through maturity as follows:

                      (i) if a Base Rate Loan, then at the sum of the Base Rate plus the Applicable Margin for Base Rate Loans; or

                     (ii) if a Eurodollar Rate Loan, then at the sum of the Adjusted Eurodollar Rate plus the Applicable Margin for Eurodollar Loans.

                  Subject to the provisions of subsections 2.2E and 2.7, the Swing Line Loans shall bear interest through maturity at the sum of the Base Rate plus the Applicable Margin with respect to Base Rate Revolving Loans.

                  B. Interest Periods. In connection with each Eurodollar Rate Loan, Company may, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, select an interest period (each an "Interest Period") to be applicable to such Loan, which Interest Period shall be, at Company's option, either a one-, two-, three- or six-month period; provided that:

                      (i) the initial Interest Period for any Eurodollar Rate Loan shall commence on the Funding Date in respect of such Loan, in the case of a Loan initially made as a Eurodollar Rate Loan, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of a Loan converted to a Eurodollar Rate Loan;

                     (ii) in the case of immediately successive Interest Periods applicable to a Eurodollar Rate Loan continued as such pursuant to a Notice of Conversion/ Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

                    (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                     (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii) of this subsection 2.2B, end on the last Business Day of a calendar month;

                      (v) no Interest Period with respect to any portion of the Tranche A Term Loans shall extend beyond June 30, 2005 and no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Loan Commitment Termination Date;

                     (vi) no Interest Period with respect to any portion of the Term Loans shall extend beyond a date on which Company is required to make a scheduled payment of principal of such Term Loans unless the sum of (a) the aggregate principal amount of such Term Loans that are Base Rate Loans plus (b) the aggregate principal amount of such Term Loans that are Eurodollar Rate Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount required to be paid on the Term Loans on such date;

                    (vii) no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the date on which a permanent reduction of the Revolving Loan Commitments is scheduled to occur unless the sum of (a) the aggregate principal amount of Revolving Loans that are Base Rate Loans plus (b) the aggregate principal amount of Revolving Loans that are Eurodollar Rate Loans with Interest Periods expiring on or before such date plus (c) the excess of the Revolving Loan Commitments then in effect over the aggregate principal amount of Revolving Loans then outstanding equals or exceeds the permanent reduction of the Revolving Loan Commitments that is scheduled to occur on such date;

                   (viii) there shall be no more than ten (10) Interest Periods outstanding at any time; and

                     (ix) in the event Company fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Notice of Borrowing or Notice of Conversion/Continuation, Company shall be deemed to have selected an Interest Period of one month.

                  C. Interest Payments. Subject to the provisions of subsection 2.2E, interest on each Loan shall be payable in arrears on and to each Interest Payment Date applicable to that Loan, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity (including final maturity); provided that in the event that any Swing Line Loans, any Revolving Loans or any Term Loans that are Base Rate Loans are prepaid pursuant to subsection 2.4B(i), interest accrued on such Swing Line Loans, Revolving Loans or Term Loans through the date of such prepayment shall be payable on the next succeeding Interest Payment Date applicable to Base Rate Loans (or, if earlier, at final maturity).

                  D. Conversion or Continuation. Subject to the provisions of subsection 2.6, Company shall have the option (i) to convert at any time all or any part of its outstanding Term Loans or Revolving Loans equal to $500,000 and integral multiples of $250,000 in excess of that amount from Loans bearing interest at a rate determined by reference to one basis to Loans bearing interest at a rate determined by reference to an alternative basis or (ii) upon the expiration of any Interest Period applicable to a Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $500,000 and integral multiples of $250,000 in excess of that amount as a Eurodollar Rate Loan; provided, however, that a Eurodollar Rate Loan may only be converted into a Base Rate Loan on the expiration date of an Interest Period applicable thereto.

                  Company shall deliver a Notice of Conversion/Continuation to Administrative Agent no later than 12:00 Noon (New York time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan), and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). A Notice of Conversion/Continuation shall specify (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount and type of the Loan to be converted/continued,
(iii) the nature of the proposed conversion/continuation, (iv) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, the requested Interest Period, and (v) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, that no Potential Event of Default or Event of Default has occurred and is continuing. In lieu of delivering the above-described Notice of Conversion/Continuation, Company may give Administrative Agent telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.2D; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to Administrative Agent on or before the proposed conversion/continuation date.

                  Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Company or for otherwise acting in good faith under this subsection 2.2D, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Loans in accordance with this Agreement pursuant to any such telephonic notice
Company shall have effected a conversion or continuation, as the case may be, hereunder.

                  Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Conversion/Continuation for conversion to, or continuation of, a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to effect a conversion or continuation in accordance therewith.

                  E. Post-Default Interest. Upon the occurrence and during the continuation of any Event of Default, the outstanding principal amount of all Loans and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code, or other applicable bankruptcy or insolvency laws) payable upon demand at a rate that is 2% per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Revolving Loans bearing interest at a rate determined by reference to the Base Rate); provided that, in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate equal to 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans that are Term Loans or Revolving Loans, as applicable. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of any Agent or Lender.

                  F. Computation of Interest. Interest on Loans shall be computed on the basis of a 360-day year and for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

         2.3      Fees.

                  A. Commitment Fees. Company agrees to pay to Administrative Agent, for distribution to each Lender having a Revolving Loan Commitment, in proportion to that Lender's Pro Rata Share of the Revolving Loan Commitments, commitment fees ("Commitment Fees"; each, a "Commitment Fee") for the period from and including the Effective Date to and excluding the Revolving Loan Commitment Termination Date equal to (i) the average of the daily excess of the Revolving Loan Commitments over the sum of (x) the aggregate principal amount of Revolving Loans outstanding (but not any Swing Line Loans outstanding), and (y) the Letter of Credit Usage multiplied by (ii) the Applicable Margin for Commitment Fees. All such Commitment Fees shall be calculated on the basis of a 360-day year and the actual number of days elapsed and shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 1998, and on the Revolving Loan Commitment Termination Date.

                  B. Other Fees. Company agrees to pay to Agents such other fees in the amounts and at the times separately agreed upon between Company and the applicable Agents.

         2.4 Repayments, Prepayments and Reductions in Revolving Loan Commitments; General Provisions Regarding Payments; Application of Proceeds of Collateral and Payments under Guaranties.
                  --------------------------------------------------------

                  A.       Scheduled Payments of Term Loans and
                           Scheduled Reductions of Revolving Loan
                           Commitments.
                           ------------

                           ------------

             (i) Scheduled Payments of Term Loans. Company shall make principal payments on the Term Loans in installments on the dates and in the amounts set forth below:


--------------------------------------------------------------------------------------------------
                                                         SCHEDULED REPAYMENT
               DATE                                         OF TERM LOANS
--------------------------------------------------------------------------------------------------
         December 31, 1998                                    $5,000,000
--------------------------------------------------------------------------------------------------
         March 31, 1999                                       $5,000,000
         June 30, 1999                                        $5,000,000
         September 30, 1999                                   $5,000,000
         December 31, 1999                                    $5,000,000
--------------------------------------------------------------------------------------------------
         March 31, 2000                                       $5,000,000
         June 30, 2000                                        $5,000,000
         September 30, 2000                                   $7,500,000
         December 31, 2000                                    $7,500,000
--------------------------------------------------------------------------------------------------
         March 31, 2001                                       $7,500,000
         June 30, 2001                                        $7,500,000

                                     47

--------------------------------------------------------------------------------------------------
                                                         SCHEDULED REPAYMENT
               DATE                                         OF TERM LOANS
--------------------------------------------------------------------------------------------------

         September 30, 2001                                   $7,500,000
         December 31, 2001                                    $7,500,000
--------------------------------------------------------------------------------------------------
         March 31, 2002                                       $7,500,000
         June 30, 2002                                        $7,500,000
         September 30, 2002                                   $10,000,000
         December 31, 2002                                    $10,000,000
--------------------------------------------------------------------------------------------------
         March 31, 2003                                       $10,000,000
         June 30, 2003                                        $10,000,000
         September 30, 2003                                   $10,000,000
         December 31, 2003                                    $10,000,000
--------------------------------------------------------------------------------------------------
         March 31, 2004                                       $10,000,000
         June 30, 2004                                        $10,000,000
         September 30, 2004                                   $12,500,000
         December 31, 2004                                    $12,500,000
--------------------------------------------------------------------------------------------------
         March 31, 2005                                       $12,500,000
         June 30, 2005                                        $12,500,000

==================================================================================================


provided that the scheduled installments of principal of the Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with subsection 2.4C; and provided further, that the final installment payable by Company in respect of the Term Loans shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Term Loans.

            (ii) Scheduled Reductions of Revolving Loan Commitments. Except as set forth in the following proviso, the Revolving Loan Commitments shall be permanently reduced on the date and in the amount set forth below:

--------------------------------------------------------------------------------------------------
                                                       SCHEDULED REDUCTION
             DATE                                       OF REVOLVING LOAN
                                                            COMMITMENTS
--------------------------------------------------------------------------------------------------
         June 30, 2005                                        $175,000,000
--------------------------------------------------------------------------------------------------


; and provided further, that the scheduled reductions of the Revolving Loan Commitments set forth above shall be reduced in connection with any voluntary or mandatory reductions of the Revolving Loan Commitments in accordance with subsection 2.4C.

                  B. Prepayments and Voluntary Reductions in Revolving Loan Commitments.
                           ---------------------------------------

             (i) Voluntary Prepayments. Company may, upon written or telephonic notice to Administrative Agent on or prior to 12:00 Noon (New York time) on the date of prepayment, which notice, if telephonic, shall be promptly confirmed in writing, at any time and from time to time prepay, without premium or penalty, any Swing Line Loan on any Business Day in whole or in part in an aggregate minimum amount of $250,000 and integral multiples of $100,000 in excess of that amount. In addition, so long as no Swing Line Loans are then outstanding, Company may, upon not less than one Business Day's prior written or telephonic notice, in the case of Base Rate Loans, and three Business Days' prior written or telephonic notice, in the case of Eurodollar Rate Loans, in each case confirmed in writing to Administrative Agent (which notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time prepay, without premium or penalty, the Loans other than Swing Line Loans on any Business Day in whole or in part in an aggregate minimum amount of $500,000 and integral multiples of $250,000 in excess of that amount; provided, however, that prepayment of a Eurodollar Rate Loan on any day other than the expiration of the Interest Period applicable thereto shall be subject to compliance with subsection 2.6D. Notice of prepayment having been given as aforesaid, the Loans shall become due and payable on the prepayment date specified in such notice and in the aggregate principal amount specified therein. Any voluntary prepayments pursuant to this subsection 2.4B(i) shall be applied as specified in subsection 2.4C.

            (ii) Voluntary Reductions of Revolving Loan Commitments. Company may, upon not less than three Business Days' prior written or telephonic notice confirmed in writing to Administrative Agent (which notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Loan Commitments in an amount up to the amount by which the Revolving Loan Commitments exceed the Total Utilization of Revolving Loan Commitments at the time of such proposed termination or reduction; provided that any such partial reduction of the Revolving Loan Commitments shall be in an aggregate minimum amount of $500,000 and integral multiples of $250,000 in excess of that amount. Company's notice to Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Loan Commitments shall be effective on the date specified in such notice and shall reduce the Revolving Loan Commitment of each Lender proportionately to its Pro Rata Share. Any such voluntary reduction of the Revolving Loan Commitments shall be applied as specified in subsection 2.4C.

           (iii) Mandatory Prepayments and Mandatory Reductions of Revolving Loan Commitments.

                  The Loans shall be prepaid and the Revolving Loan Commitments shall be reduced in the manner provided in subsection 2.4C upon the occurrence of the following circumstances:

                  (a) Prepayments and Reductions from Asset Sales. No later than the second Business Day following the date of receipt by Company or any of its Subsidiaries of the Net Cash Proceeds of any Asset Sale (other than any portion of such Net Cash Proceeds that is reinvested (or scheduled for reinvestment) in assets of the general type used in the business of Company and its Subsidiaries within 360 days from the date of receipt of such Net Cash Proceeds (such Net Cash Proceeds that are reinvested or to be reinvested not to exceed $55,000,000 in aggregate amount in any Fiscal Year)), Company shall prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) in an aggregate amount equal to such Net Cash Proceeds; provided, however, that Company may not reinvest (or schedule for reinvestment) Net Cash Proceeds upon the occurrence and during the continuation of an Event of Default. Company shall, no later than 360 days after receipt of any such Net Cash Proceeds that have not theretofore been applied to the Obligations, make an additional prepayment of the Loans (and/or the Revolving Loan Commitments shall be reduced) in the full amount of all such proceeds that have not therefore been so reinvested. Concurrently with any prepayment of the Loans and/or reduction of the Commitments pursuant to this subsection 2.4B(iii)(a), Company shall deliver to Administrative Agent an Officer's Certificate demonstrating the derivation of the Net Cash Proceeds of the correlative Asset Sale from the gross sales price thereof. In the event that Company shall, at any time after receipt of Net Cash Proceeds of any Asset Sale requiring a prepayment or a reduction of the Revolving Loan Commitments pursuant to this subsection 2.4B(iii)(a), determine that the prepayments and/or reductions of the Revolving Loan Commitments previously made in respect of such Asset Sale were in an aggregate amount less than that required by the terms of this subsection 2.4B(iii)(a), Company shall promptly cause to be made an additional prepayment of the Loans
         (and/or reduction in the Revolving Loan Commitments) in an amount equal to the amount of any such deficit, and Company shall concurrently therewith deliver to Administrative Agent an Officer's Certificate demonstrating the derivation of the additional Net Cash Proceeds resulting in such deficit.

                  (b) Prepayments and Reductions Due to Issuance of Debt. On or prior to the first Business Day after receipt by Company or any of its Subsidiaries of any proceeds of any Indebtedness (other than the Loans and any other Indebtedness permitted under subsection 7.1(i), (ii),
         (iii), (iv), (v), (vii) or (viii)), Company shall prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) in an amount equal to the amount of such proceeds; provided, however, that such proceeds from Indebtedness permitted under subsection 7.1(vi) shall not be applied to prepay Loans pursuant to this subsection if and to the extent such proceeds are applied by Company to repay the Indebtedness with respect to the Subordinated Notes; and provided further, that payment or acceptance of the amounts provided for in this subsection 2.4B(iii)(b) shall not constitute a waiver of any Event of Default resulting from the incurrence of such Indebtedness or otherwise prejudice any rights or remedies of Agents or Lenders.

                  (c) Prepayments and Reductions Due to Issuance of Equity Securities. At any time the Leverage Ratio is greater than 3.25:1.00, on or prior to the first Business Day after receipt by Company or any of its Subsidiaries of any Equity Proceeds after the Effective Date, Company shall prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) in an amount equal to 50% of such Equity Proceeds; provided, however, that such Equity Proceeds shall not be applied to prepay Loans pursuant to this subsection if and to the extent such Equity Proceeds were derived (x) directly or indirectly from a sale of Securities to employees or directors of Company and its Subsidiaries pursuant to any employee stock option or stock purchase plan or other employee benefit plan, and (y) from sales of Securities to management officers and directors after the Effective Date to the extent the consideration paid therefor does not exceed $5,000,000.

                  (d) Prepayments and Reductions from Insurance and Condemnation Proceeds. No later than the second Business Day following the date of receipt by Company or any of its Subsidiaries of any cash payments under any of the casualty insurance policies covering damage to or loss of property maintained pursuant to subsection 6.4 resulting from damage to or loss of all or any portion of the Collateral or any other tangible asset (net of actual and documented reasonable costs incurred by Company or any of its Subsidiaries in connection with adjustment and settlement thereof, "Insurance Proceeds") or any proceeds resulting from the taking of assets by the power of eminent domain, condemnation or otherwise (net of actual and documented reasonable costs incurred by Company or any of its Subsidiaries in connection with adjustment and settlement thereof, "Condemnation Proceeds")
         (other than, if no Event of Default shall have occurred and be continuing or shall be caused thereby, any portion of any such proceeds that is reinvested (or scheduled for reinvestment) in assets of the general type used in the business of Company and its Subsidiaries within 360 days from the date of receipt of such proceeds), Company shall prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) in the amount of such proceeds not so reinvested (or scheduled for such reinvestment). Company shall, no later than 360 days after receipt of any such Insurance Proceeds or Condemnation Proceeds that have not theretofore been applied to the Obligations, make an additional prepayment of the Loans (and/or the Revolving Loan Commitments shall be reduced) in the full amount of all such proceeds that have not therefore been reinvested in such assets.

                  (e) Prepayments and Reductions from Consolidated Excess Cash Flow. In the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year (commencing with the Fiscal Year ending in December
         1998), Company shall, no later than 100 days after the end of such Fiscal Year, prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) in an aggregate amount equal to 50% of such Consolidated Excess Cash Flow for such Fiscal Year; provided however, that if the Leverage Ratio is less than or equal to 4.00:1.00, then such prepayment of the Loans and/or reduction of the Revolving Loan Commitments shall be in an aggregate amount equal to 25% of such Consolidated Excess Cash Flow for such Fiscal Year.

                  (f) Prepayments Due to Reductions or Restrictions of Revolving Loan Commitments. Company shall prepay the Swing Line Loans and/or the Revolving Loans from time to time to the extent necessary so that (y) the Total Utilization of Revolving Loan Commitments shall not at any time exceed the Revolving Loan Commitments then in effect, and (z) the aggregate principal amount of all outstanding Swing Line Loans shall not at any time exceed the Swing Line Loan Commitment then in effect. All Swing Line Loans shall be prepaid in full prior to the prepayment of any Revolving Loans pursuant to this subsection 2.4B(iii)(f).

                  C. Application of Prepayments and Unscheduled Reductions of Revolving Loan Commitments.

             (i) Application of Voluntary Prepayments by Type of Loans. Any voluntary prepayments pursuant to subsection 2.4B(i) shall be applied: first to repay outstanding Swing Line Loans to the full extent thereof, second to repay outstanding Revolving Loans to the full extent thereof, and third, to repay outstanding Term Loans pro rata and shall be applied to the remaining installments thereof on a pro rata basis to the full extent thereof.

            (ii) Application of Mandatory Prepayments by Type of Loans. Any amount (the "Applied Amount") required to be applied as a mandatory prepayment of the Loans and/or a reduction of the Revolving Loan Commitments pursuant to subsections 2.4B(iii)(a)-(e) shall be applied: first to prepay the Term Loans pro rata and shall be applied to the remaining installments thereof on a pro rata basis to the full extent thereof, second, to the extent of any remaining portion of the Applied Amount, to prepay the Swing Line Loans to the full extent thereof and to permanently reduce the Revolving Loan Commitments by the amount of such prepayment, third, to the extent of any remaining portion of the Applied Amount, to prepay the Revolving Loans to the full extent thereof and to further permanently reduce the Revolving Loan Commitments by the amount of such prepayment, and fourth, to the extent of any remaining portion of the Applied Amount, to further permanently reduce the Revolving Loan Commitments to the full extent thereof. Notwithstanding the foregoing or anything herein to the contrary, no portion of the proceeds of Indebtedness permitted under subsection 7.1(vi) which are applied to prepay the Loans shall be applied to permanently reduce the Revolving Loan Commitments.

           (iii) Application of Prepayments of Term Loans to the Scheduled Installments of Principal Thereof. Any prepayments of the Term Loans pursuant to subsection 2.4B(i) or 2.4B(iii) shall be applied to prepay the Term Loans on a pro rata basis in accordance with the outstanding principal amounts thereof. Any mandatory prepayments applied to the Term Loans pursuant to this subsection shall be applied on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) to each scheduled installment of principal of the Term Loans set forth in subsection 2.4A(i) that is unpaid at the time of such prepayment.

            (iv) Application of Prepayments to Base Rate Loans and Eurodollar Rate Loans. Considering Term Loans and Revolving Loans being prepaid separately, any prepayment thereof shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Company pursuant to subsection 2.6D.

             (v) Application of Unscheduled Reductions of Revolving Loan Commitments. Any voluntary or mandatory reduction of the Revolving Loan Commitments pursuant to subsection 2.4B(ii) or 2.4B(iii) shall be applied to reduce the scheduled reductions of the Revolving Loan Commitments set forth in subsection 2.4A(ii) in reverse chronological order.

                  D.       Application of Proceeds of
                           Collateral and Payments Under Guaranties.

             (i) Application of Proceeds of Collateral. Except as provided in subsection 2.4B(iii)(a) with respect to prepayments from Net Cash Proceeds of Asset Sales, all proceeds received by Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral under any Collateral Document may, in the discretion of Administrative Agent, be held by Administrative Agent as Collateral for, and/or (then or at any time thereafter) applied in full or in part by Administrative Agent against, the applicable Secured Obligations (as defined in such Collateral Document) in the following order of priority:

                  (a) To the payment of all costs and expenses of such sale, collection or other realization, including without limitation reasonable compensation to Administrative Agent and its agents and counsel, and all other reasonable expenses, liabilities and advances made or incurred by Administrative Agent in connection therewith, and all amounts for which Administrative Agent is entitled to indemnification under such Collateral Document and all advances made by Administrative Agent thereunder for the account of the applicable Loan Party, and to the payment of all reasonable costs and expenses paid or incurred by Administrative Agent in connection with the exercise of any right or remedy under such Collateral Document, all in accordance with the terms of this Agreement and such Collateral Document;

                  (b) thereafter, to the extent of any excess such proceeds, to the payment of all other such Secured Obligations for the ratable benefit of the holders thereof; and

                  (c) thereafter, to the extent of any excess such proceeds, to the payment to or upon the order of such Loan Party or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

            (ii) Application of Payments Under Guaranties. All payments received by Administrative Agent under any Guaranty shall be applied promptly from time to time by Administrative Agent in the following order of priority:

                  (a) To the payment of the reasonable costs and expenses of any collection or other realization under such Guaranty, including without limitation reasonable compensation to Administrative Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by Administrative Agent in connection therewith, all in accordance with the terms of this Agreement and such Guaranty;

                  (b) thereafter, to the extent of any excess of such payments, to the payment of all other Guarantied Obligations (as defined in such Guaranty) for the ratable benefit of the holders thereof; and

                  (c) thereafter, to the extent of any excess of such payments, to the payment the applicable Subsidiary Guarantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                  E.       General Provisions Regarding Payments.

             (i) Manner and Time of Payment. All payments by Company of principal, interest, fees and other Obligations hereunder and under the Notes shall be made in same day funds and without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 12:00 Noon (New York time) on the date due at the Funding and Payment Office for the account of Lenders; funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Company on the next succeeding Business Day. Company hereby authorizes Administrative Agent to charge its accounts with such Administrative Agent in order to cause timely payment to be made to Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

            (ii) Application of Payments to Principal and Interest. Except as provided in subsection 2.2C, all payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments (and in any event any payments made in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest before application to principal.

           (iii) Apportionment of Payments. Aggregate principal and interest payments shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to Lenders' respective Pro Rata Shares. Administrative Agent shall promptly distribute to each Lender, at its applicable Lending Office specified on Schedule 2.1 or at such other address as such Lender may request, its Pro Rata Share of all such payments received by Administrative Agent and the commitment fees of such Lender when received by Administrative Agent pursuant to subsection 2.3. Notwithstanding the foregoing provisions of this subsection 2.4E(iii) if, pursuant to the provisions of subsection 2.6C, any Notice of Conversion/Continuation is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter.

            (iv) Payments on Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.

             (v) Notation of Payment. Each Lender agrees that before disposing of any Note held by it, or any part thereof (other than by granting participations therein), that Lender will make a notation thereon of all Loans evidenced by that Note and all principal payments previously made thereon and of the date to which interest thereon has been paid; provided that the failure to make (or any error in the making of) a notation of any Loan made under such Note shall not limit or otherwise affect the obligations of Company hereunder or under such Note with respect to any Loan or any payments of principal or interest on such Note.

         2.5      Use of Proceeds.

                  A. Term Loans. The proceeds of the Term Loans, together with the proceeds of the Revolving Loans made on the Effective Date, the Equity Proceeds from the Initial Public Offering described in subsection 4.1C and the proceeds from the New Subordinated Notes, shall be applied to (i) refinance indebtedness under the Existing Credit Agreement and the VDK Credit Agreement and (ii) pay Transaction Costs.

                  B. Revolving Loans; Swing Line Loans. The proceeds of the Revolving Loans and any Swing Line Loans shall be applied by Company (i) as provided in subsection 2.5A and to finance expenditures which are included in the definition of Consolidated Capital Expenditures and for working capital and general corporate purposes, including acquisitions in accordance with subsection 7.7(vi), and which may include the making of intercompany loans to any of Company's Wholly Owned Subsidiaries, in accordance with subsection 7.1(iv), for their own working capital and general corporate purposes and (ii) to the payment of premiums and related costs and expenses to repay the VDK Subordinated Notes.

                  C. Compliance With Laws. Company hereby undertakes that no portion of the proceeds of any Loans or other extensions of credit under this Agreement shall be used by any Loan Party in any manner which would be illegal under, or which would cause the invalidity or unenforceability (in each case in whole or in part) of any Loan Document under, any applicable law.

                  D. Margin Regulations. Without limiting the generality of subsection 2.5C, no portion of the proceeds of any borrowing under this Agreement shall be used by Company or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

         2.6      Special Provisions Governing Eurodollar Rate Loans.

                  Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:

                  A. Determination of Applicable Interest Rate. As soon as practicable after 11:00 A. M. (New York time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Company and each Lender.

                  B. Inability to Determine Applicable Interest Rate. In the event that Administrative Agent shall have reasonably determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances arising after the date of this Agreement affecting the London interbank market, adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate, Administrative Agent shall on such date give notice (by telecopy or by telephone confirmed in writing) to Company and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans, until such time as Administrative Agent notifies
Company and Lenders that the circumstances giving rise to such notice no longer exist (such notification not to be unreasonably withheld or delayed) and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Company.

                  C. Illegality or Impracticability of Eurodollar Rate Loans. In the event that on any date any Lender shall have reasonably determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with Company and Administrative Agent) that the making, maintaining or continuation of its Eurodollar Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the London interbank market, then, and in any such event, such Lender shall be an "Affected Lender" and it shall on that day give notice (by telecopy or by telephone confirmed in writing) to Company and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). Thereafter
(a) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Loans, shall be suspended until such notice shall be withdrawn by the Affected Lender, (b) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) a Base Rate Loan, (c) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans, as the case may be (the "Affected Loans"), shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (d) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, Company shall have the option, subject to the provisions of subsection 2.6D, to rescind such Notice of Borrowing or Notice of Conversion/Continuation as to all Lenders by giving notice (by telecopy or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this subsection 2.6C shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms of this Agreement.

                  D. Compensation For Breakage or Non-Commencement of Interest Periods.

Company shall compensate each Lender, upon written request by that Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including, without limitation, any interest paid by that Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by that Lender in connection with the liquidation or reemployment of such funds) which that Lender may sustain: (i) if for any reason (other than a default by that Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation or a telephonic request for conversion or continuation, (ii) if any prepayment (including without limitation any prepayment pursuant to subsection 2.4B(i)) or conversion of any of its Eurodollar Rate Loans occurs on a date that is not the last day of an Interest Period applicable to that Loan, (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Company, or (iv) as a consequence of any other default by Company in the repayment of its Eurodollar Rate Loans when required by the terms of this Agreement.

                  E. Booking of Eurodollar Rate Loans. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender.

                  F. Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to a Lender under this subsection 2.6 and under subsection 2.7A shall be made as though that Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Adjusted Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this subsection 2.6 and under subsection 2.7A.

                  G. Eurodollar Rate Loans After Default. After the occurrence of and during the continuation of a Potential Event of Default or an Event of Default, (i) Company may not elect to have a Loan be made or maintained as, or converted to, a Eurodollar Rate Loan after the expiration of any Interest Period then in effect for that Loan and (ii) subject to the provisions of subsection 2.6D, any Notice of Borrowing or Notice of Conversion/ Continuation given by Company with respect to a requested borrowing or conversion/ continuation that has not yet occurred shall be deemed to be rescinded by Company.

         2.7      Increased Costs; Taxes; Capital Adequacy.

                  A. Compensation for Increased Costs and Taxes. Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new


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law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasigovernmental authority (whether or not having the force of law):

                      (i) results in a change in the basis of taxation of such Lender (or its applicable lending office) (other than a change with respect to any Tax on the overall net income of such Lender) with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder;

                     (ii) imposes, modifies or holds applicable any reserve (including, without limitation, any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Adjusted Eurodollar Rate; or

                    (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder, or the London interbank market;

and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Eurodollar Rate Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, Lender shall promptly notify Company and Administrative Agent thereof and Company shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender shall reasonably determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this subsection 2.7A, which statement shall be prima facie evidence of such additional amounts.

                  B.       Withholding of Taxes.

             (i) Payments to Be Free and Clear. All sums payable by Company under this Agreement and the other Loan Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax (other than a Tax on the overall net income of any Lender) imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from which a payment is made by or on behalf of Company.

            (ii) Withholding of Taxes. If Company or any other Person is required by law


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

to make any deduction or withholding on account of any such Tax from any sum paid or payable by Company to Administrative Agent or any Lender under any of the Loan Documents:

                  (a) Company shall notify Administrative Agent of any such requirement or any change in any such requirement as soon as Company becomes aware of it;

                  (b) Company shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on Company) for its own account or (if that liability is imposed on Administrative Agent or such Lender, as the case may be) on behalf of and in the name of Administrative Agent or such Lender;

                  (c) the sum payable by Company in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and

                  (d) within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax which it is required by clause (b) above to pay, Company shall deliver to Administrative Agent evidence of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority;

provided that no such additional amount shall be required to be paid to any
Lender under clause (c) above except to the extent that any   change after
the date hereof (in the case of each Lender listed on the signature pages hereof) or after the date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date of this Agreement or at the date of such Assignment Agreement, as the case may be, in respect of payments to such Lender.

           (iii)  Evidence of Exemption from U.S. Withholding Tax.

                  (a) Each Lender that is organized under the laws of any jurisdiction other than the United States or any state or other political subdivision thereof (for purposes of this subsection 2.7B(iii), a "Non-US Lender") shall deliver to Administrative Agent for transmission to Company, on or prior to the Closing Date (in the case of each Existing Lender), on or prior to the Effective Date (in the case of each New Lender) or on or prior to the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of Company or Administrative Agent (each in the reasonable exercise of its discretion), (1) two original copies of Internal Revenue Service Form 1001 or 4224 (or any successor forms), accurately completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to


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


         deduction or withholding of United States federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Loan Documents or (2) if such Lender is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 (or any successor forms) pursuant to clause (1) above, a Certificate re Non-Bank Status together with two original copies of Internal Revenue Service Form W-8 (or any successor form), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of interest payable under any of the Loan Documents.

                  (b) Each Lender required to deliver any forms, certificates or other evidence with respect to United States federal income tax withholding matters pursuant to subsection 2.7B(iii)(a) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, such Lender shall (1) deliver to Administrative Agent for transmission to Company two new original copies of Internal Revenue Service Form 1001 or 4224 (or any successor forms), or a Certificate re Non-Bank Status and two original copies of Internal Revenue Service Form W-8 (or any successor form), as the case may be, accurately completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Lender under the Loan Documents or (2) immediately notify Administrative Agent and Company of its inability to deliver any such forms, certificates or other evidence.

                  (c) Company shall not be required to pay any additional amount to any Non-US Lender under clause (c) of subsection 2.7B(ii) in respect of deductions or withholdings of United States federal income taxes if such Lender shall have failed to satisfy the requirements of subsection 2.7B(iii)(a) or 2.7B(iii)(b); provided that if such Lender shall have satisfied such requirements on the Closing Date (in the case of each Existing Lender), on the Effective Date (in the case of each New Lender) or on the date of the Assignment Agreement pursuant to which it became a Lender (in the case of each other Lender), nothing in this subsection 2.7B(iii)(c) shall relieve Company of its obligation to pay any additional amounts pursuant to clause (c) of subsection 2.7B(ii) in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described in subsection 2.7B(iii)(a) or 2.7B(iii)(b).

                  C. Capital Adequacy Adjustment. If any Lender shall have determined that the adoption, effectiveness, phase-in or applicability after the date hereof of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in


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

the interpretation or administration thereof by the National Association of Insurance Commissioners, any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of the National Association of Insurance Commissioners, any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Commitments or Letters of Credit or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit to a level below that which such Lender reasonably determines such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within fifteen Business Days after receipt by Company from such Lender of the statement referred to in the next sentence, Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Such Lender shall deliver to Company
(with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

                  D. Substitute Lenders. In the event Company is required under the provisions of this subsection 2.7 to make payments in a material amount to any Lender or in the event any Lender fails to lend to Company in accordance with this Agreement, Company may, so long as no Event of Default or Potential Event of Default shall have occurred and be continuing, elect to terminate such Lender as a party to this Agreement; provided that, concurrently with such termination, (i) Company shall pay that Lender all principal interest and fees and other amounts (including without limitation amounts, if any, owed under this subsection 2.7) due to be paid to such Lender with respect to all periods through such date of termination, (ii) another financial institution satisfactory to Company and Administrative Agent shall agree, as of such date, to become a Lender for all purposes under this Agreement (whether by assignment or amendment) and to assume all obligations of the Lender to be terminated as of such date, and (iii) all documents and supporting materials necessary, in the judgment of Administrative Agent to evidence the substitution of such Lender shall have been received and approved by Administrative Agent as of such date.


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         2.8      Obligation of Lenders and Issuing Lenders to Mitigate.

                  Each Lender and Issuing Lender agrees that, as promptly as practicable after the officer of such Lender or Issuing Lender responsible for administering the Loans or Letters of Credit of such Lender or Issuing Lender, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender or Issuing Lender to receive payments under subsection
2.7 or subsection 3.6, it will, to the extent not inconsistent with the internal policies of such Lender or Issuing Lender and any applicable legal or regulatory restrictions, use reasonable efforts (i) to make, issue, fund or maintain the Commitments of such Lender or the affected Loans or Letters of Credit of such Lender or Issuing Lender through another lending or letter of credit office of such Lender or Issuing Lender, or (ii) take such other measures as such Lender or Issuing Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender or Issuing Lender pursuant to subsection 2.7 or subsection 3.6 would be materially reduced and if, as determined by such Lender or Issuing Lender in its sole discretion, the making, issuing, funding or maintaining of such Commitments or Loans or Letters of Credit through such other lending or letter of credit office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Commitments or Loans or Letters of Credit or the interests of such Lender or Issuing Lender; provided that such Lender or Issuing Lender will not be obligated to utilize such other lending or letter of credit office pursuant to this subsection 2.8 unless Company agrees to pay all incremental expenses incurred by such Lender or Issuing Lender as a result of utilizing such other lending or letter of credit office. A certificate as to the amount of any such expenses payable by Company pursuant to this subsection 2.8 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender or Issuing Lender to Company (with a copy to Administrative Agent) shall be conclusive absent manifest error.

                                                    SECTION 3.

                                                 LETTERS OF CREDIT

         3.1 Issuance of Letters of Credit and Lenders' Purchase of Participations Therein.

                  A. Letters of Credit. In addition to Company requesting that Lenders make Term Loans pursuant to subsection 2.1A(i), Revolving Loans pursuant to subsection 2.1A(ii), and that Swing Line Lender make Swing Line Loans pursuant to subsection 2.1A(iii), Company may request, in accordance with the provisions of this subsection 3.1, from time to time during the period from the Effective Date to but excluding the Revolving Loan Commitment Termination Date, that one or more Lenders issue Letters of Credit for the account of Company for the purposes specified in the definitions of Commercial Letters of Credit and Standby Letters of Credit. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, any one or more Lenders may, but (except as provided in subsection 3.1B(ii)) shall not be obligated to, issue such Letters of Credit in accordance with the provisions of this subsection 3.1; provided that Company shall not request that any Lender issue (and no Lender shall issue):

                      (i) any Letter of Credit if, after giving effect to such issuance, the


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         Total Utilization of Revolving Loan Commitments would
         exceed the Revolving Loan Commitments then in effect;

                     (ii) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed $15,000,000;

                    (iii) any Standby Letter of Credit having an expiration date later than the earlier of (a) the Revolving Loan Commitment Termination Date and (b) the date which is one year from the date of issuance of such Standby Letter of Credit; provided that the immediately preceding clause (b) shall not prevent any Issuing Lender from agreeing that a Standby Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each unless such Issuing Lender elects not to extend for any such additional period; provided further that, unless Requisite Lenders otherwise consent, such Issuing Lender shall give notice that it will not extend such Standby Letter of Credit if it has knowledge that an Event of Default has occurred and is continuing on the last day on which such Issuing Lender may give notice to the beneficiary that it will not extend such Standby Letter of Credit;

                     (iv) any Commercial Letter of Credit (a) having an expiration date later than the earlier of (X) 30 days prior to the Revolving Loan Commitment Termination Date and (Y) the date which is 180 days from the date of issuance of such Commercial Letter of Credit or (b) that is otherwise unacceptable to the applicable Issuing Lender in its reasonable discretion;

                      (v) any Letter of Credit denominated in a currency other than Dollars; or

                     (vi) any Letter of Credit during any period when a Lender Default exists, unless each Issuing Lender has entered into arrangements satisfactory to it and Company to eliminate such Issuing Lender's risk with respect to the Defaulting Lender, including by cash collateralizing such Defaulting Lender's Pro Rata Share of the Letter of Credit Usage (after giving effect to the issuance of the proposed Letter of Credit).

                  B.       Mechanics of Issuance.

             (i) Notice of Issuance. Whenever Company desires the issuance of a Letter of Credit, it shall deliver to Administrative Agent, at the Funding and Payment Office, a Notice of Issuance of Letter of Credit no later than 12:00 Noon (New York time) at least five Business Days, or such shorter period as may be agreed to by the Issuing Lender in any particular instance, in advance of the proposed date of issuance. The Notice of Issuance of Letter of Credit shall specify (a) the proposed date of issuance (which shall be a Business Day), (b) the face amount of or maximum aggregate liability under, as applicable, the Letter of Credit, (c) the expiration date of the Letter of Credit, (d) the name and address of the beneficiary, and (e) the verbatim text of the proposed Letter of Credit or the proposed terms and conditions thereof, including a precise description of any documents and the verbatim text of any certificates to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of the Letter of Credit, would require the Issuing Lender to make payment under the Letter of Credit; provided


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


that the Issuing Lender, in its reasonable discretion, may require changes in the text of the proposed Letter of Credit or any such documents or certificates; provided further that no Letter of Credit shall require payment against a conforming draft or other request for payment to be made thereunder on the same Business Day (under the laws of the jurisdiction in which the office of the Issuing Lender to which such draft or other request for payment is required to be presented is located) that such draft or other request for payment is presented if such presentation is made after 10:00 A.M. (in the time zone of such office of the Issuing Lender) on such Business Day.

                  Company shall notify the applicable Issuing Lender (and Administrative Agent, if Administrative Agent is not such Issuing Lender) prior to the issuance of any Letter of Credit in the event that any of the matters to which Company is required to certify in the applicable Notice of Issuance of Letter of Credit is no longer true and correct as of the proposed date of issuance of such Letter of Credit, and upon the issuance of any Letter of Credit, Company shall be deemed to have recertified, as of the date of such issuance, as to the matters to which Company is required to certify in the applicable Notice of Issuance of Letter of Credit.

            (ii) Determination of Issuing Lender. Upon receipt by Administrative Agent of a Notice of Issuance of Letter of Credit pursuant to subsection 3.1B(i) requesting the issuance of a Letter of Credit, in the event Administrative Agent elects to issue such Letter of Credit, Administrative Agent shall promptly so notify Company, and such Administrative Agent shall be the Issuing Lender with respect thereto. In the event that Administrative Agent, in its sole discretion, elects not to issue such Letter of Credit, Administrative Agent shall promptly so notify Company, whereupon Company may request any other
Lender to issue such Letter of Credit by delivering to such Lender a copy of the applicable Notice of Issuance of Letter of Credit. Any Lender so requested to issue such Letter of Credit shall promptly notify Company and Administrative Agent whether or not, in its sole discretion, it has elected to issue such Letter of Credit, and any such Lender which so elects to issue such Letter of Credit shall be the Issuing Lender with respect thereto. In the event that all other Lenders shall have declined to issue such Letter of Credit, notwithstanding the prior election of Administrative Agent not to issue such Letter of Credit, Administrative Agent shall be obligated to issue such Letter of Credit and shall be the Issuing Lender with respect thereto, notwithstanding the fact that the sum of the Letter of Credit Usage with respect to such Letter of Credit and with respect to all other Letters of Credit issued by Administrative when aggregated with Administrative Agent's outstanding Revolving Loans and Swing Line Loans, may exceed Administrative Agent's Revolving Loan Commitment then in effect.

           (iii) Issuance of Letter of Credit. Upon satisfaction or waiver (in accordance with subsection 10.6) of the conditions set forth in subsection 4.3, the Issuing Lender shall issue the requested Letter of Credit in accordance with the Issuing Lender's standard operating procedures (any such issuance by Administrative Agent being effected through the Funding and Payment Office), and upon its issuance of such Letter of Credit the Issuing Lender shall promptly notify Administrative Agent and each Lender of such issuance, which notice shall be accompanied by a copy of such Letter of Credit.

            (iv) Reports to Lenders. Within 30 days after the end of each calendar quarter ending after the Closing Date, so long as any Letter of Credit shall have been outstanding during such calendar quarter, each Issuing Lender shall deliver to Administrative Agent and


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Administrative Agent shall deliver to each Lender a report setting forth for such calendar quarter the daily maximum amount available to be drawn under the Letters of Credit that were outstanding during such calendar quarter.

                  C. Lenders' Purchase of Participations in Letters of Credit. Immediately upon the issuance of each Letter of Credit, each Lender having a Revolving Loan Commitment shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Lender a participation in such Letter of Credit and any drawings honored or payments made thereunder in an amount equal to such Lender's Pro Rata Share (with respect to the Revolving Loan Commitments) of the maximum amount which is or at any time may become available to be drawn or required to be paid thereunder.

         3.2      Letter of Credit Fees.

                  Company agrees to pay the following amounts to each Issuing Lender with respect to Letters of Credit issued by it for the account of
Company:

                      (i) with respect to each Letter of Credit, (a) a fronting fee equal to 1/4 of 1% per annum of the daily maximum amount available to be drawn under such Letter of Credit and (b) a Letter of Credit fee equal to the product of (x) the Applicable Margin with respect to Eurodollar Rate Revolving Loans and (y) the daily maximum amount available to be drawn under such Letter of Credit, in each case payable in arrears on and to each March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 1998, and computed on the basis of a 360-day year for the actual number of days elapsed; and

                     (ii) with respect to the issuance, amendment or transfer of each Letter of Credit and each drawing made thereunder (without duplication of the fees payable under clause (i) above), documentary and processing charges in accordance with such Issuing Lender's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or drawing, as the case may be.

Promptly upon receipt by such Issuing Lender of any amount described in clause
(i)(b) of this subsection 3.2, such Issuing Lender shall distribute to each other Lender its Pro Rata Share of such amount.

         3.3 Drawings and Payments and Reimbursement of Amounts Paid Under Letters of Credit.

                  A. Responsibility of Issuing Lender With Respect to Requests For Drawings and Payments. In determining whether to honor any drawing or request for payment under any Letter of Credit by the beneficiary thereof, the Issuing Lender shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

                  B. Reimbursement by Company of Amounts Paid Under Letters of Credit. In


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

the event an Issuing Lender has determined to honor a drawing or request for payment under a Letter of Credit issued by it, such Issuing Lender shall immediately notify Company and Administrative Agent, and Company shall reimburse such Issuing Lender on or before the Business Day immediately following the date on which such drawing is honored or such payment is made (the applicable "Reimbursement Date"), in an amount in same day funds equal to the amount of such drawing; provided that, anything contained in this Agreement to the contrary notwithstanding, (i) unless Company shall have notified Administrative Agent and such Issuing Lender prior to 12:00 Noon (New York time) on the date of such drawing or request for payment that Company intends to reimburse such Issuing Lender for the amount of such honored drawing or payment with funds other than the proceeds of Revolving Loans, Company shall be deemed to have given a timely Notice of Borrowing to Administrative Agent requesting Lenders to make Revolving Loans which are Base Rate Loans, on the applicable Reimbursement Date in an amount equal to the amount of such honored drawing or payment and (ii) subject to satisfaction or waiver of the conditions specified in subsection 4.2B, Lenders shall, on the applicable Reimbursement Date, make Revolving Loans and in the amount of such honored drawing or payment, the proceeds of which shall be applied directly by Administrative Agent to reimburse such Issuing Lender for the amount of such honored drawing or payment; provided further that if for any reason proceeds of Revolving Loans are not received by such Issuing Lender on the applicable Reimbursement Date in an amount equal to the amount of such honored drawing or payment, Company shall reimburse such Issuing Lender, on demand, in an amount in Dollars and in same day funds equal to the excess of the amount of such honored drawing or payment over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this subsection 3.3B shall be deemed to relieve any Lender from its obligation to make Revolving Loans on the terms and conditions set forth in this Agreement, and Company shall retain any and all rights it may have against any Lender resulting from the failure of such Lender to make such Revolving Loans under this subsection 3.3B.

                  C. Payment by Lenders of Unreimbursed Payments Under Letters of Credit.

             (i) Payment by Lenders. In the event that Company shall fail for any reason to reimburse any Issuing Lender as provided in subsection 3.3B in an amount equal to the amount of any honored drawing or payment made by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall promptly notify each other Lender of the unreimbursed amount of such honored drawing or payment and of such other Lender's respective participation therein based on such Lender's Pro Rata Share of the Revolving Loan Commitments. Each Lender shall make available to such Issuing Lender an amount equal to its respective participation, in same day funds, at the office of such Issuing Lender specified in such notice, not later than 12:00 Noon (New York time) on the first Business Day (under the laws of the jurisdiction in which such office of such Issuing Lender is located) after the date notified by such Issuing Lender. In the event that any Lender fails to make available to such Issuing Lender on such Business Day the amount of such Lender's participation in such Letter of Credit as provided in this subsection 3.3C, such Issuing Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by such Issuing Lender for the correction of errors among banks for three Business Days and thereafter at the Base Rate. Nothing in this subsection 3.3C shall be deemed to prejudice the right of any Lender to recover from any Issuing Lender any amounts made available by such Lender to such Issuing Lender pursuant to this subsection 3.3C in the event that it is determined by the final



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judgment of a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuing Lender in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of such Issuing Lender.

            (ii) Distribution to Lenders of Reimbursements Received From Company. In the event any Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of any honored drawing or payment made by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing or payment such other Lender's Pro Rata Share of all payments subsequently received by such Issuing Lender from Company in reimbursement of such honored drawing or payment when such payments are received. Any such distribution shall be made to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request.

                  D.       Interest on Amounts Paid Under Letters of Credit.

             (i) Payment of Interest by Company. Company agrees to pay to each Issuing Lender, with respect to drawings honored or payments made under any Letters of Credit issued by it, interest on the amount paid by such Issuing Lender in respect of each such drawing or payment from the date such drawing is honored or payment is made to but excluding the date such amount is reimbursed by Company (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B) at a rate equal to (a) for the period from the date such drawing is honored or payment is made to but excluding the applicable Reimbursement Date, the Base Rate plus the Applicable Margin with respect to Base Rate Revolving Loans, and (b) thereafter, a rate which is 2% per annum in excess of the rate of interest described in the foregoing clause (a). Interest payable pursuant to this subsection 3.3D(i) shall be computed on the basis of a 360-day year for the actual number of days elapsed in the period during which it accrues and shall be payable on demand or, if no demand is made, on the date on which the related drawing or payment under a Letter of Credit is reimbursed in full.

            (ii) Distribution of Interest Payments by Issuing Lender. Promptly upon receipt by any Issuing Lender of any payment of interest pursuant to subsection 3.3D(i), (a) such Issuing Lender shall distribute to each other Lender, out of the interest received by such Issuing Lender in respect of the period from the date of the applicable honored drawing or payment under a Letter of Credit issued by such Issuing Lender to but excluding the date on which such Issuing Lender is reimbursed for the amount of such drawing or payment (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B), the amount that such other Lender would have been entitled to receive in respect of the Letter of Credit fee that would have been payable in respect of such Letter of Credit for such period pursuant to subsection 3.2 if no drawing had been honored or payment had been made under such Letter of Credit, and (b) in the event such Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of such drawing or payment, such Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such drawing or payment such other Lender's Pro Rata Share of any interest received by such Issuing Lender in respect of that portion of such drawing or payment so reimbursed by other Lenders for the period from the date on which such Issuing



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


Lender was so reimbursed by other Lenders to and including the date on which such portion of such drawing or payment is reimbursed by Company. Any such distribution shall be made to a Lender at its Lending Office set forth on
Schedule 2.1 or at such other address as such Lender may request.

         3.4      Obligations Absolute.

                  The obligation of Company to reimburse each Issuing Lender for drawings honored or payments made under the Letters of Credit issued by it and to repay any Revolving Loans made by Lenders pursuant to subsection 3.3B and the obligations of Lenders under subsection 3.3C(i) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including, without limitation, the following circumstances:

                      (i) any lack of validity or enforceability of any Letter of Credit;

                     (ii) the existence of any claim, set-off, defense or other right which Company or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), any Issuing Lender or other Lender or any other Person or, in the case of a Lender, against Company whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Company or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured);

                    (iii) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                     (iv) payment by the applicable Issuing Lender under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not substantially comply with the terms of such Letter of Credit;

                      (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries;

                     (vi) any breach of this Agreement or any other Loan Document by any party thereto;

                    (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or

                   (viii) the fact that an Event of Default or a Potential Event of Default shall have occurred and be continuing;

provided, in each case, that payment by the applicable Issuing Lender under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of such Issuing



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

Lender under the circumstances in question (as determined by a final judgment of a court of competent jurisdiction).

         3.5      Indemnification; Nature of Issuing Lender's Duties.

                  A. Indemnification. In addition to amounts payable as provided in subsection 3.6, Company hereby agrees to protect, indemnify, pay and save harmless each Issuing Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which such Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by such Issuing Lender, other than as a result of (a) the gross negligence or willful misconduct of such Issuing Lender as determined by a final judgment of a court of competent jurisdiction or (b) subject to the following clause (ii), the wrongful dishonor by such Issuing Lender of a proper demand for payment made under any Letter of Credit issued by it or (ii) the failure of such Issuing Lender to honor a drawing or other request for payment under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").

                  B. Nature of Issuing Lenders' Duties. As between Company and any Issuing Lender, Company assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by such Issuing Lender by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, such Issuing Lender shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing or payment under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of such Issuing Lender, including, without limitation, any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of such Issuing Lender's rights or powers hereunder.

                  In furtherance and extension and not in limitation of the specific provisions set forth in the first paragraph of this subsection 3.5B, any action taken or omitted by any Issuing Lender under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to Company.

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



                  Notwithstanding anything to the contrary contained in this subsection 3.5, Company shall retain any and all rights it may have against any Issuing Lender for any liability arising solely out of the gross negligence or willful misconduct of such issuing Lender, as determined by a final judgment of a court of competent jurisdiction.

         3.6      Increased Costs and Taxes Relating to Letters of Credit.

                  In the event that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by any Issuing Lender or Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

                      (i) results in any change in the basis of taxation of such Issuing Lender or Lender (or its applicable lending or letter of credit office) (other than a change with respect to any Tax on the overall net income of such Issuing Lender or Lender) with respect to the issuing or maintaining of any Letters of Credit or the purchasing or maintaining of any participations therein or any other obligations under this
         Section 3, whether directly or by such being imposed on or suffered by any particular Issuing Lender;

                     (ii) imposes, modifies or holds applicable any reserve (including, without limitation, any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement in respect of any Letters of Credit issued by any Issuing Lender or participations therein purchased by any Lender; or

                    (iii) imposes any other condition on or affecting such Issuing Lender or Lender (or its applicable lending or letter of credit office) regarding this Section 3 or any Letter of Credit or any participation therein;

and the result of any of the foregoing is to increase the cost to such Issuing Lender or Lender of agreeing to issue, issuing or maintaining any Letter of Credit or agreeing to purchase, purchasing or maintaining any participation therein or to reduce any amount received or receivable by such Issuing Lender or Lender (or its applicable lending or letter of credit office) with respect thereto; then, in any case, Company shall promptly pay to such Issuing Lender or Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (reasonably determined by such Issuing Lender or Lender) as may be necessary to compensate such Issuing Lender or Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Issuing Lender or Lender shall deliver to Company a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Issuing Lender or Lender under this subsection 3.6, which statement shall be prima facie evidence of such additional amounts.

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


                                   SECTION 4.
                    CONDITIONS TO LOANS AND LETTERS OF CREDIT

                  The obligations of Lenders to make Loans and the issuance of Letters of Credit hereunder are subject to the satisfaction of the following conditions.

         4.1      Conditions to Term Loans and Revolving Loans.

                  The obligations of Lenders to make the Term Loans and the Revolving Loans are, in addition to the conditions precedent specified in subsection 4.2, subject to prior or concurrent satisfaction of the following conditions:

                  A.       Company Documents.

                  On or before the Effective Date, Company shall deliver or cause to be delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Effective
Date:

(i) Certified copies of its Certificate of Incorporation, together with a good standing certificate from the Secretary of State of the State of Delaware and each other state in which it is qualified as a foreign corporation to do business, each dated a recent date prior to the Effective Date;

(ii) Copies of its Bylaws, certified as of the Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

(iii) Resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of the Transaction, this Agreement and the other Loan Documents to which it is a party, certified as of the Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

(iv) Signature and incumbency certificates of its officers executing this Agreement and the other Loan Documents;

(v) Executed originals of this Agreement and the other Loan Documents to which it is a party; and

(vi) Such other documents as Agents may reasonably request.

                  B. No Material Adverse Effect. Since December 31, 1997, no Material Adverse Effect (in the opinions of Administrative Agent or Lenders) shall have occurred.

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                  C. Corporate and Capital Structure; Capitalization of Company;
Equity Contribution.

             (i) Corporate Structure. The corporate organizational structure, capital structure and ownership of Company and its Subsidiaries shall be as set forth on Schedule 4.1C annexed hereto.

            (ii) Capital Structure and Ownership: Capitalization of Company. The capital structure and ownership of Company, both before and after giving effect to the Transaction, shall be as set forth on Schedule 4.1C annexed hereto.

           (iii) Equity Contribution. On or before the Effective Date, Company shall have received no less than $250,000,000 in primary gross proceeds from the Initial Public Offering.

                  D. Issuance of New Subordinated Notes. On or before the Effective Date, Company shall have issued and sold the New Subordinated Notes in an aggregate principal amount of not less than $200,000,000 and Company shall have delivered to Administrative Agent completed, correct and conformed copies of the New Subordinated Notes, the Subordinated Note Indenture and the other principal New Subordinated Note Documents, all in form and substance reasonably satisfactory to the Administrative Agent. Company shall have provided evidence satisfactory to Agents that the proceeds of the New Subordinated Notes have been irrevocably committed, prior to the application of the proceeds of the Term Loans and the Revolving Loans, to the refinancing of Indebtedness under the Existing Credit Agreement and the VDK Credit Agreement.

                  E. Existing Liens; No Other Indebtedness Outstanding. All security interests attaching to any of the assets of Van de Kamp's created to secure obligations under any Indebtedness shall have been terminated, and Company shall have delivered to Administrative Agent UCC-3 termination statements or assignments (or comparable forms) and any and all other instruments of release, satisfaction, assignment and/or reconveyance (or evidence of the filing thereof) as may be necessary or advisable to terminate all such security interests and all other security interests in the Collateral. Administrative Agent shall have received an Officers' Certificate of Company stating that, after giving effect to the Transaction, Loan Parties shall have no Indebtedness outstanding other than Indebtedness permitted under the Loan Documents.

                  F. Necessary Consents. Company shall have obtained all consents necessary or advisable in connection with the Transaction, the Loan Documents and the continued operation of the business conducted by Company and its Subsidiaries, and each of the foregoing shall be in full force and effect and in form and substance satisfactory to Administrative Agent (except as disclosed to and approved by Administrative Agent). All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Transaction, and no action, request for stay, petition for review or rehearing, reconsideration or appeal shall be pending and any time for agency action to set aside its consent on its own motion shall have expired.



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

                  G. Collateral Access Agreements. Administrative Agent shall have received from Company Collateral Access Agreements in form and substance satisfactory to Administrative Agent with respect to any facility which equipment of Company is located on the Effective Date. Company shall not own interest in any real property on the Effective Date other than the Mortgaged Properties in Pennsylvania and Tennessee and its Leasehold Property interest in its offices in Columbus, Ohio.

                  H. Perfection of Security Interests in Personal Property and Mixed Collateral. Company shall have taken or caused to be taken such actions in such a manner so that Administrative Agent has, for the benefit of Agents and Lenders, a valid and perfected First Priority security interest in the entire personal property and mixed Collateral. Such actions shall include, without limitation: (i) the delivery pursuant to the applicable Collateral Documents of
(a) certificates (which certificates shall be properly endorsed in blank for transfer or accompanied by irrevocable undated stock powers duly endorsed in blank all in form and substance satisfactory to Administrative Agent) representing all of the shares of capital stock required to be pledged pursuant to the Collateral Documents, and (b) all promissory notes or other instruments (duly endorsed, where appropriate, in a manner satisfactory to Administrative Agent) evidencing any Collateral; (d) delivery to Agents of (a) the results of a recent search, by a Person satisfactory to Agents, of all effective Uniform Commercial Code financing statements and fixture filings and all judgment and tax lien filings which may have been made with respect to any personal or mixed property of any Loan Party, together with copies of all such filings disclosed by such search; (iii) the delivery to Administrative Agent of Uniform Commercial Code financing statements and fixture filings executed by the applicable Loan Parties as to all such Collateral granted by such Loan Parties for all jurisdictions as may be necessary or desirable to perfect Administrative Agent's security interest in such Collateral; (iv) the delivery to Administrative Agent of all cover sheets or other documents or instruments required to be filed with the PTO or the United States Copyright Office in order to create or perfect Liens in respect of any IP Collateral or any registered copyrights of Company; and (v) the delivery to Administrative Agent of evidence reasonably satisfactory to Administrative Agent that all other filings (including, without limitation, filings of Uniform Commercial Code termination statements and termination statements with respect to prior Liens on IP Collateral), recordings and other actions that Administrative Agent deems necessary or advisable to establish, preserve and perfect the First Priority Liens granted to Administrative Agent in personal and mixed property shall have been made.

                  I. Transaction Costs. Prior to the Effective Date, Company shall have delivered to Administrative Agent and Lenders a schedule, in a form satisfactory to Administrative Agent, setting forth Company's reasonable best estimate of the Transaction Costs (other than amounts payable to Agents and Lenders).

                  J. Opinions of Loan Parties' Counsel. Lenders and their respective counsel shall have received (i) originally executed copies of one or more favorable written opinions of White & Case LLP, counsel for the Loan Parties, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Effective Date and setting forth substantially the matters in the opinion designated in Exhibit XII annexed hereto and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request, and (ii) evidence satisfactory to Administrative Agent that Loan Parties have instructed such counsel

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

to deliver such opinion to Lenders.

                  K. Opinions of Agents' Counsel. Lenders shall have received
(i) originally executed copies of one or more favorable written opinions of Simpson Thacher & Bartlett, counsel to Agents, dated as of the Effective Date, substantially in the form of Exhibit XIII annexed hereto and as to such other matters as Agents acting on behalf of Lenders may reasonably request, and (ii) originally executed copies of one or more favorable written opinions of (a) Bass, Berry & Sims and (b) Buchanan Ingersoll Professional Corporation, local counsel to the Agents, dated as of the Effective Date, substantially in the form of Exhibit XIV annexed hereto and as to such other matters as Agents acting on behalf of Lenders may request.

                  L. Fees. Company shall have paid to Agents, for distribution (as appropriate) to Agents and Lenders, the fees payable on the Effective Date referred to in subsection 2.3.

                  M. Financial Statements; Pro Forma Consolidated Balance Sheet. On or before the Effective Date, Lenders shall have received from Company (i) audited financial statements of Holdings for the years ending December 31, 1996 and December 27, 1997, (ii) unaudited financial statements of Holdings as at March 28, 1998 (iii) audited financial statements of VDK Holdings for the operating period September 19, 1995 through June 29, 1996 and for the year ended June 30, 1997, (iv) unaudited financial statements of VDK Holdings for the nine months ended March 31, 1998, and (v) a pro forma consolidated balance sheet of Company and its Subsidiaries as at March 31, 1998 prepared in accordance with GAAP and reflecting the consummation of the Transaction, the related financings and the other transactions contemplated by the Loan Documents and the New Subordinated Notes, which pro forma statement of assets shall be in form and substance satisfactory to Lenders and shall be certified by the chief financial officer of Company as (a) prepared based on good faith assumptions and on the best information available to Company as of the date of delivery thereof and (b) fairly presenting on a pro forma basis the financial position of Company and Company as at March 31, 1998, as adjusted as described in this clause (v), assuming that such events had occurred at such date.

                  N. Insurance Appraisal; Evidence of Insurance. Administrative Agent shall have received (i) a copy of the insurance report prepared by Aon Risk Services with respect to Company and its Subsidiaries and such report shall be in form and substance satisfactory to Agents, and (ii) satisfactory certificates of insurance with respect to each of the insurance policies required pursuant to subsection 6.4, and Agents shall be satisfied with the nature and scope of these insurance policies.

                  O. Representations and Warranties; Performance of Agreements. Company shall have delivered to Administrative Agent an Officer's Certificate, in form and substance satisfactory to Administrative Agent, to the effect that the representations and warranties in Section 5 hereof are true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of that date and that Company shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by them on or before the Effective Date, except as otherwise disclosed to and agreed to in writing by Administrative Agent.

                  P. Completion of Proceedings. All corporate and other proceedings taken or

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

to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and their counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

         4.2      Conditions to All Loans.

                  The obligations of Lenders to make Loans on each Funding Date are subject to the following further conditions precedent:

                  A. Administrative Agent shall have received on or before that Funding Date, in accordance with the provisions of subsection 2.1B, an originally executed Notice of Borrowing, signed by the chief executive officer, the chief financial officer or the controller of Company or by any executive officer of Company designated by any of the above-described officers on behalf of Company in a writing delivered to Administrative Agent.

                  B.       As of that Funding Date:

                      (i) The representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

                     (ii) No event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute an Event of Default or a Potential Event of Default;

                    (iii) Each Loan Party shall have performed in all material respects all agreements and satisfied all conditions which this Agreement and the other Loan Documents provide shall be performed or satisfied by it on or before that Funding Date;

                     (iv) No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain any Lender from making the Loans to be made by it, on that Funding Date;

                      (v) The making of the Loans requested on such Funding Date shall not violate any law including, without limitation, Regulation G, Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System; and

                     (vi) There shall not be pending or, to the knowledge of Company, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries that has not been disclosed by Company in writing and that is required to be so disclosed pursuant to subsection 5.6 or 6.1(x) prior to the making of the last preceding

         Loans (or, in the case of the initial Loans, prior to the execution of this Agreement), and there shall have occurred no development not so disclosed in any such action, suit, proceeding, governmental investigation or arbitration so disclosed that, in either event, in the opinion of Administrative Agent or of Requisite Lenders, would be expected to have a Material Adverse Effect; and no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by this Agreement or the making of Loans hereunder.

         4.3      Conditions to Letters of Credit.

                  The issuance of any Letter of Credit hereunder (whether or not the applicable Issuing Lender is obligated to issue such Letter of Credit) is subject to the following conditions precedent:

                  A. On or before the date of issuance of the initial Letter of Credit pursuant to this Agreement, the initial Loans shall have been made.

                  B. On or before the date of issuance of such Letter of Credit, Administrative Agent shall have received, in accordance with the provisions of subsection 3.1B(i), an originally executed Notice of Issuance of Letter of Credit, signed by the chief executive officer, the chief financial officer or the controller of Company or by any executive officer of Company designated by any of the above-described officers on behalf of Company in a writing delivered to Administrative Agent, together with all other information specified in subsection 3.1B(i) and such other documents or information as the applicable Issuing Lender may reasonably require in connection with the issuance of such Letter of Credit.

                  C. On the date of issuance of such Letter of Credit, all conditions precedent described in subsection 4.2B shall be satisfied to the same extent as if the issuance of such Letter of Credit were the making of a Loan and the date of issuance of such Letter of Credit were a Funding Date.

                                 SECTION 5.

                        REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Agreement and to make the Loans, to induce Issuing Lender to issue Letters of Credit and to induce other Lenders to purchase participations therein, Company represents and warrants to each Lender, on the date of this Agreement, on each Funding Date, and on the date of issuance of each Letter of Credit, that the following statements are true and correct:

         5.1 Organization, Powers, Qualification, Good Standing, Business and Subsidiaries.

                  A. Organization and Powers. Each Loan Party is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. Each

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

Loan Party has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents and to carry out the transactions contemplated thereby. Company has all requisite corporate power and authority to issue and pay the Notes.

                  B. Qualification and Good Standing. Each Loan Party is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified, authorized or in good standing has not had and will not have a Material Adverse Effect.

                  C. Conduct of Business. Company and its Subsidiaries are engaged only in the businesses permitted to be engaged in pursuant to subsection 7.11.

                  D. Company and Subsidiaries. All of the Subsidiaries of Company as of the Effective Date after giving effect to the Transaction are identified in Schedule 5.1 annexed hereto. The capital stock of each of the Subsidiaries of Company identified in Schedule 5.1 annexed hereto is duly authorized, validly issued, fully paid and nonassessable and none of such capital stock constitutes Margin Stock. Company and each of the Subsidiaries of Company identified in Schedule 5.1 annexed hereto are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or formation set forth therein, have full corporate power and authority to own their assets and properties and to operate their business as presently owned and conducted and as proposed to be conducted, and are qualified to do business and in good standing in every jurisdiction where their assets are located and wherever necessary to carry out their business and operations, in each case except where failure to be so qualified or in good standing or a lack of such corporate power and authority has not had and will not have a Material Adverse Effect. Schedule 5.1 annexed hereto correctly sets forth the ownership interest of Company in each of its Subsidiaries identified therein.

                  E. Acquisitions. Each Loan Party shall have, upon consummation thereof, all requisite corporate power and authority to consummate, on the terms set forth in the applicable acquisition agreement and related documents, each Permitted Acquisition consummated by it pursuant to subsection 7.7(vi). Upon consummation of any such Permitted Acquisition, such Permitted Acquisition shall have been duly authorized by all necessary corporate action of such Loan Party.

         5.2      Authorization of Borrowing, etc.

                  A. Authorization of Borrowing. The execution, delivery and performance of the Loan Documents and the Related Agreements and the issuance, delivery and payment of the Notes have been duly authorized by all necessary corporate or other action on the part of each of the Loan Parties thereto.

                  B. No Conflict. After giving effect to the consummation of the transactions contemplated hereby to occur on the Effective Date, the execution, delivery and performance by each of the Loan Parties of the Loan Document and the Related Agreements to which they are parties, the issuance, delivery and payment of the Notes and the consummation of the

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transactions contemplated by the Loan Documents do not and will not (i)
violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws (or other analogous organizational document) of any Loan Party or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on any Loan Party or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Loan Party or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of any Loan Party or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Effective Date.

                  C. Governmental Consents. The execution, delivery and performance by the Loan Parties of the Loan Documents and Related Agreements to which they are party, the issuance, delivery and payment of the Notes and the consummation of the transactions contemplated by the Loan Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body except for such registrations, consents, approvals, notices or other actions which will be made, obtained or taken on or before the Effective Date.

                  D. Binding Obligation. Each of the Loan Documents and the Related Agreements has been duly executed and delivered by each of the Loan Parties party thereto and is the legally valid and binding obligation of each such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  E. Valid Issuance of Company Common Stock and Subordinated Notes.

             (i) Company Common Stock. The Company Common Stock to be sold on or before the Effective Date, when issued and delivered, will be duly and validly issued, fully paid and nonassessable. The issuance and sale of such Company Common Stock, upon such issuance and sale, will either (a) have been registered or qualified under applicable federal and state securities laws or (b) be exempt therefrom.

            (ii) Subordinated Notes. Company has the corporate power and authority to issue the Subordinated Notes. The Subordinated Notes are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The subordination provisions of the Subordinated Note Indentures, the Subordinated Notes and the other Subordinated Note Documents are enforceable against the holders of the Subordinated Notes, and the Loans and all other monetary Obligations hereunder are and will be within the definition of "Senior Indebtedness" included in such provisions. The Subordinated Notes (a) have been registered or qualified under applicable federal and state

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

securities laws or (b) are exempt therefrom.

         5.3      Financial Condition.

                  A. Financial Statements. Company has heretofore delivered to Lenders, at Lenders' request, the following financial statements and information: (i) the balance sheets of Holdings as at December 27, 1997 and March 28, 1998 and the related unaudited statements of income and changes in stockholder's equity and of cash flows of Holdings for the period from December 27, 1997 through March 28, 1998, and (ii) the audited statements of operations and changes in stockholder's equity and cash flows of VDK Holdings as at June 30, 1997 and the related unaudited statements of operations and cash flows of VDK Holdings as at March 31, 1998 for the nine months then ended, copies of which have heretofore been furnished to each Lender, present fairly in all respects the financial condition of Holdings and VDK Holdings as at such dates (subject to normal year-end audit adjustments). All such financial statements have been prepared in accordance with GAAP consistently applied throughout the period presented. At the date of the most recent balance sheet referred to above, Company did not have any material liability or material obligation which would be required to be included in the financial statements referred to in this subsection in accordance with GAAP which was not so included. Except as reflected in the financial statements referred to in this subsection 5.3 and except for the Transaction, during the period from December 31, 1997 to and including the date hereof there has been no sale, transfer or other disposition by any Loan Party of any material part of its business or property, no material liabilities were incurred by any Loan Party and there has been no purchase or other acquisition of any business or property by any Loan Party material in relation to the financial condition of Company at December 31, 1997.

         5.4      No Material Adverse Change; No Restricted Junior Payments.

                  Since December 31, 1997, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect. Neither Company nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so except as permitted by subsection 7.5.

         5.5      Title to Properties; Liens; Intellectual Property.

                  A. Company and its Subsidiaries have good, sufficient and legal title to all of their respective properties and assets reflected in the financial statements referred to in subsection 5.3 or in the most recent financial statements delivered pursuant to subsection 6.1, except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under subsection 7.7.

                  Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

                  B. Company has acquired, pursuant to the Acquisition Agreement, that which Seller has represented is the ownership of all patents, copyrights (whether registered or unregistered), trademarks (whether registered or unregistered), trade names, trade dress, service

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marks, assumed names and know-how (such items, together with all applications therefor and all other intellectual property and proprietary rights, whether or not subject to statutory registration or protection, being collectively referred to herein as "MBW Intellectual Property") relating exclusively to, or used exclusively in connection with, the Business which (i) are owned by Seller on December 31, 1996 and (ii) are necessary, together with the rights licensed to Company under the Shared Technology License Agreement and the Patent License Agreement, for the operation of the Business as conducted on the Closing Date, except as set forth on Schedule 5.5B annexed hereto; provided, however, that such MBW Intellectual Property does not include any rights to the brand name "Country Crock," "Pennant" or "Bakers Source."

                  C. Company has acquired, pursuant to the Log Cabin Acquisition Agreement, that which Kraft has represented is the ownership of all patents, copyrights (whether registered or unregistered), trademarks (whether registered or unregistered), trade names, trade dress, service marks, assumed names and know-how (such items, together with all applications therefor and all other intellectual property and proprietary rights, whether or not subject to statutory registration or protection, being collectively referred to herein as "Log Cabin Intellectual Property") relating exclusively to, or used exclusively in connection with, the Log Cabin Business which (i) are owned by Kraft on July 1, 1997 and (ii) are necessary, together with the rights licensed to Company under the Log Cabin Patent License Agreement, for the operation of the Log Cabin Business as conducted on July 1, 1997, except as set forth on Schedule 5.5C annexed hereto.

                  D. Company has acquired, pursuant to the Duncan Hines Acquisition Agreement, that which P&G has represented is the ownership of all patents, copyrights (whether registered or unregistered), trademarks (whether registered or unregistered), trade names, trade dress, service marks, assumed names and know-how (such items, together with all applications therefor and all other intellectual property and proprietary rights, whether or not subject to statutory registration or protection, being collectively referred to herein as "Duncan Hines Intellectual Property") relating exclusively to, or used exclusively in connection with, the Duncan Hines Business which (i) are owned by P&G on January 16, 1998 and (ii) are necessary, together with the rights licensed to Company under the Duncan Hines Patent License Agreement, for the operation of the Duncan Hines Business as conducted on the Effective Date, except as set forth on Schedule 5.5D annexed hereto.

                  E. Company has acquired all patents, copyrights (whether registered or unregistered), trademarks (whether registered or unregistered), trade names, trade dress, service marks, assumed names and know-how (such items, together with all applications therefor and all other intellectual property and proprietary rights, whether or not subject to statutory registration or protection, being collectively referred to as "Van de Kamp's Intellectual Property") necessary for the operation of Van de Kamp's as conducted on the Effective Date, except as set forth on Schedule 5.5E annexed hereto.

                  F. Each Loan Party owns, or is licensed to use, all Intellectual Property necessary for the operation of its business as conducted except for Intellectual Property the failure to own or license which could not reasonably be expected to have a Material Adverse Effect. No claim of which any Loan Party has been given notice has been asserted and is pending by any Person challenging or questioning the use by any Loan Party of any such Intellectual Property the validity or effectiveness of any such Intellectual Property, nor does

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

Company know of any valid basis for any such claim, except for such claims that in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         5.6      Litigation:  Adverse Facts.

                  There is no action, suit, proceeding, arbitration or governmental investigation (whether or not purportedly on behalf of Company or any of its Subsidiaries) at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of Company, threatened against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries that, either individually or in the aggregate together with all other such actions, proceedings and investigations, has had, or could reasonably be expected to result in, a Material Adverse Effect. Neither Company nor any of its Subsidiaries is or has been (i) in violation of any applicable law (including any Pure Food and Drug Laws that has had, or could reasonably be expected to result in, a Material Adverse Effect or (ii) subject to or in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that has had, or could reasonably be expected to result in, a Material Adverse Effect.

         5.7      Payment of Taxes.

                  Except to the extent permitted by subsection 6.3, all material tax returns and reports of Company and its Subsidiaries required to be filed by any of them have been timely filed, and all material taxes, assessments, fees and other governmental charges upon Company and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable. Company does not know of any proposed tax assessment against Company or any of its Subsidiaries other than those which are being actively contested by Company or such Subsidiary in good faith and by appropriate proceedings and for which reserves or other appropriate provisions, if any, as may be required in conformity with GAAP shall have been made or provided therefor.

         5.8 Performance of Agreements; Materially Adverse Agreements; Material Contracts.

                  A. Neither Company nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a Material Adverse Effect.

                  B. Neither Company nor any of its Subsidiaries is a party to or is otherwise subject to any agreement or instrument or any charter or other internal restriction which has had, or could reasonably be expected (based upon assumptions that are reasonable at the time made) to result in, individually or in the aggregate, a Material Adverse Effect.

                  C. Schedule 5.8 contains a true, correct and complete list of all the Material

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

Contracts in effect on the Effective Date. All such Material Contracts are in full force and effect and no defaults currently exist thereunder, except where the failure to be in full force and effect, and except for such defaults which, could not reasonably be expected to have a Material Adverse Effect.

         5.9      Governmental Regulation.

                  Neither Company nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

         5.10     Securities Activities.

                  Neither Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

         5.11     Employee Benefit Plans.

                  A. Company and each of its ERISA Affiliates are in substantial compliance with all applicable provisions and requirements of ERISA with respect to each Employee Benefit Plan, and have substantially performed all their obligations under each Employee Benefit Plan, except to the extent that any non-compliance with ERISA or any such failure to perform would not result in material liability of Company or any of its ERISA Affiliates.

                  B. No ERISA Event has occurred which has resulted or is reasonably likely to result in any material liability to the PBGC or to any other Person.

                  C. Except to the extent required under Section 4980B of the Internal Revenue Code and/or Section 601 of ERISA, neither Company nor any of its Subsidiaries maintains or contributes to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employees of Company or any of its Subsidiaries, except to the extent that the provision of such benefits would not have a Material Adverse Effect.

                  D. No Pension Plan has an Unfunded Current Liability in an amount that would have a Material Adverse Effect.

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

         5.12     Certain Fees.

                  No broker's or finder's fee or commission will be payable with respect to this Agreement or any of the loan transactions contemplated hereby, and Company hereby indemnifies Lenders against, and agrees that it will hold Lenders harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

         5.13     Environmental Protection.

             (i) The operations of Company and each of its Subsidiaries (including, without limitation, all operations and conditions at or in the Facilities) comply in all material respects with all Environmental Laws;

            (ii) Company and each of its Subsidiaries have obtained all material Governmental Authorizations under Environmental Laws necessary to their respective operations, and all such Governmental Authorizations are in good standing, and Company and each of its Subsidiaries are in compliance with all material terms and conditions of such Governmental Authorizations;

           (iii) Neither Company nor any of its Subsidiaries has received (a) any notice or claim to the effect that it is or may be liable to any Person as a result of or in connection with any Hazardous Materials or (b) any letter or request for information under Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. ss. 9604) or comparable state laws, and, to the best knowledge of Company, none of the operations of Company or any of its Subsidiaries is the subject of any federal or state investigation relating to or in connection with any Hazardous Materials at any Facility or at any other location;

            (iv) None of the operations of Company or any of its Subsidiaries is subject to any judicial or administrative proceeding alleging the violation of or liability under any Environmental Laws which could reasonably be expected to have a Material Adverse Effect;

             (v) To the knowledge of Company, neither Company nor any of its Subsidiaries nor any of their respective Facilities or operations are subject to any outstanding written order or agreement with any governmental authority or private party relating to (a) any Environmental Laws or (b) any Environmental Claims that could reasonably be expected to have a Material Adverse Effect;

            (vi) Neither Company nor any of its Subsidiaries has any material contingent liability in connection with any Release of any Hazardous Materials by Company or any of its Subsidiaries;

           (vii) Neither Company nor any of its Subsidiaries nor, to the knowledge of Company, any predecessor of Company or any of its Subsidiaries has filed any notice under any Environmental Law indicating past or present treatment or Release of Hazardous Materials at any Facility, and none of Company's or any of its Subsidiaries' operations involves the generation,

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

transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260-270 or any state equivalent;

          (viii) To the knowledge of Company, no Hazardous Materials exist on or under any Facility in a manner that has a reasonable possibility of giving rise to an Environmental Claim having a Material Adverse Effect, and neither Company nor any of its Subsidiaries has filed any notice or report of a Release of any Hazardous Materials that has a reasonable possibility of giving rise to an Environmental Claim having a Material Adverse Effect;

            (ix) Neither Company nor any of its Subsidiaries nor, to the knowledge of Company, any of their respective predecessors has disposed of any Hazardous Materials in a manner that has a reasonable possibility of giving rise to an Environmental Claim having a Material Adverse Effect;

             (x) To the knowledge of Company, no underground storage tanks or surface impoundments are on or at any Facility; and

            (xi) To the knowledge of Company, no Lien in favor of any Person relating to or in connection with any Environmental Claim has been filed or has been attached to any Facility.

         5.14     Employee Matters.

                  There is no strike or work stoppage in existence or threatened involving Company or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

         5.15     Solvency.

                  Each Loan Party is, and Company and its Subsidiaries, taken as a whole, are, and, upon the incurrence of any Obligations by any Loan Party on any date on which this representation is made, will be, Solvent.

         5.16     Matters Relating to Collateral.

                  A. Creation, Perfection and Priority of Liens. The execution and delivery of the Collateral Documents by the Loan Parties, together with (i) the actions taken on or prior to the date hereof pursuant to subsections 4.1,
6.9 and 6.10 and (ii) the delivery to Administrative Agent of any Pledged Collateral not delivered to Administrative Agent at the time of execution and delivery of the applicable Collateral Document (all of which Pledged Collateral has been so delivered) are effective to create in favor of Administrative Agent for the benefit of Agents and Lenders, as security for the respective Secured Obligations (as defined in the applicable Collateral Document in respect of any Collateral), a valid and perfected First Priority Lien on all of the Collateral, and all filings and other actions necessary or desirable to perfect and maintain the perfection and First Priority status of such Liens have been duly made or taken and remain in full force and effect, other than the filing of any UCC financing statements delivered to Administrative Agent for filing (but not yet filed) and the periodic filing of UCC continuation statements in respect of UCC financing statements filed by or on behalf of Administrative Agent.

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

                  B. Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge or grant by any Loan Party of the Liens purported to be created in favor of Administrative Agent pursuant to any of the Collateral Documents or (ii) the exercise by Administrative Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable law), except for filings or recordings contemplated by subsection 5.16A and except as may be required, in connection with the disposition of any Pledged Collateral, by laws generally affecting the offering and sale of securities.

                  C. Absence of Third-Party Filings. Except such as may have been filed in favor of Administrative Agent as contemplated by subsection 5.16A,
(i) no effective UCC financing statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office and (ii) no effective filing covering all or any part of the IP Collateral is on file in the PTO or the United States Copyright Office.

                  D. Margin Regulations. The pledge of the Pledged Collateral pursuant to the Collateral Documents does not violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

                  E. Information Regarding Collateral. All information supplied to any Agent by or on behalf of any Loan Party with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

         5.17     Related Agreements.

                  Company has delivered to Administrative Agent complete and correct copies of each Related Agreement and of all exhibits and schedules thereto.

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

         5.18     Disclosure.

                  The representations of Company and its Subsidiaries contained in the Loan Documents, the Related Agreements and in any other document, certificate or written statement furnished to Lenders by or on behalf of Company or any of its Subsidiaries for use in connection with the transactions contemplated by this Agreement, when taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact (known to Company or the applicable Subsidiary, in the case of any document not furnished by Company or such Subsidiary) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Company to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There is no fact known (or which should upon the reasonable exercise of diligence be known) to Company (other than matters of a general economic nature) that has had, or could reasonably be expected to result in, a Material Adverse Effect and that has not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby.

         5.19     Subordination of Seller Notes.

                  The subordination provisions of any Permitted Seller Notes, if any, will be enforceable against the holders thereof, and the Loans and other monetary obligations hereunder are and will be within the definition of "Senior Indebtedness" included in such provisions.

         5.20     Year 2000 Matters.

                  Any reprogramming required to permit the proper functioning (but only to the extent that such proper functioning would otherwise be impaired by the occurrence of the year 2000) in and following the year 2000 of computer systems and other equipment containing embedded microchips, in either case owned or operated by Company or any of its Subsidiaries or used or relied upon in the conduct of their business (including any such systems and other equipment supplied by others or with which the computer systems of Company or any of its Subsidiaries interface), and the testing of all such systems and other equipment as so reprogrammed, will be completed by September 30, 1999. The costs to Company and its Subsidiaries that have not been incurred as of the date hereof for such reprogramming and testing and for the other reasonably foreseeable consequences to them of any improper functioning of other computer systems and equipment containing embedded microchips due to the occurrence of the year 2000 are not expected to result in a Default or Event of Default or to have a Material Adverse Effect. Except for any reprogramming referred to above, the computer systems of Company and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient for the conduct of their business as currently conducted.

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

                                   SECTION 6.

                             AFFIRMATIVE COVENANTS

                  Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.

         6.1      Financial Statements and Other Reports.

                  Company will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Company will deliver to Administrative Agent (and Administrative Agent will, after receipt thereof, deliver to each Lender):

                      (i) Monthly Financials: (a) as soon as available after fiscal month-end July 1998 and August 1998 and (b) as soon as available and in any event within 30 days after each fiscal month-end (other than March, June, September and December) thereafter, the consolidated and consolidating statements of income (through the "Earnings Before Tax" line) of Company and its Subsidiaries for such fiscal month and for the period from the beginning of the then current Fiscal Year to the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous fiscal year and the corresponding figures from the consolidated plan and financial forecast for the current Fiscal Year delivered pursuant to subsection 6.1(xiii), all in reasonable detail and certified by the chief financial officer of Company as being fairly stated in all material respects, subject to changes resulting from audit and normal year-end adjustments;

                     (ii) Quarterly Financials: as soon as available and in any event within 45 days after the end of each Fiscal Quarter, (a) the consolidated and consolidating balance sheets of Company and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated and consolidating statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous fiscal year and the corresponding figures from the consolidated plan and financial forecast for the current Fiscal Year delivered pursuant to subsection 6.1(xiii), all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and (b) a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter;

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

                    (iii) Year-End Financials: as soon as available and in any event within 90 days after the end of each Fiscal Year, (a) the consolidated and consolidating balance sheets of Company and its Subsidiaries as at the end of such Fiscal Year and the related consolidated and consolidating statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous fiscal year and the corresponding figures from the consolidated plan and financial forecast delivered pursuant to subsection 6.1(xiii) for the Fiscal Year covered by such financial statements, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, (b) a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Year, and (c) in the case of such consolidated financial statements, a report thereon of independent certified public accountants of recognized national standing selected by Company and reasonably satisfactory to Administrative Agent, which report shall be unqualified as to the ability of Company and its Subsidiaries to continue as a going concern and as to scope of audit, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

                     (iv) Officer's and Compliance Certificates: together with each delivery of financial statements of Company and its Subsidiaries pursuant to subdivisions (ii) and (iii) above, (a) an Officer's Certificate of Company stating that the signer has reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signer does not have knowledge of the existence as at the date of such Officer's Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Company has taken, is taking and proposes to take with respect thereto; and (b) a Compliance Certificate demonstrating in reasonable detail compliance during and at the end of the applicable accounting periods with the restrictions contained in Section 7, in each case to the extent compliance with such restrictions is required to be tested during or at the end of the applicable accounting period;

                      (v) Reconciliation Statements: if, as a result of any change in accounting principles and policies from those used in the preparation of the audited financial statements referred to in subsection 5.3, the consolidated financial statements of

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         Company and its Subsidiaries delivered pursuant to subdivisions
         (i), (ii), (iii) or (xiii) of this subsection 6.1 will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then (a) together with the first delivery of financial statements pursuant to subdivision (i), (ii),
         (iii) or (xiii) of this subsection 6.1 following such change, consolidated financial statements of Company and its Subsidiaries for (y) the current Fiscal Year to the effective date of such change and (z) the two full Fiscal Years immediately preceding the Fiscal Year in which such change is made, in each case prepared on a pro forma basis as if such change had been in effect during such periods, and (b) together with each delivery of financial statements pursuant to subdivision (i), (ii), (iii) or
         (xiii) of this subsection 6.1 following such change, a written statement of the chief accounting officer or chief financial officer of Company setting forth the differences which would have resulted if such financial statements had been prepared without giving effect to such change;

                     (vi) Accountants' Certification: together with each delivery of consolidated financial statements of Company and its Subsidiaries pursuant to subdivision (iii) above, a written statement by the independent certified public accountants giving the report thereon stating whether, in connection with their audit examination, any condition or event, insofar as such condition or event relates to the covenants set forth in subsection 7.6, that constitutes an Event of Default or Potential Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Event of Default or Potential Event of Default that would not be disclosed in the course of their audit examination;

                    (vii) Accountants' Reports: promptly upon receipt thereof (unless restricted by applicable professional standards), copies of all reports submitted to Company by independent certified public accountants in connection with each annual, interim or special audit of the financial statements of Company and its Subsidiaries made by such accountants, including, without limitation, any comment letter submitted by such accountants to management in connection with their annual audit;

                   (viii) SEC Filings and Press Releases: promptly upon their becoming available, copies of (a) all financial statements, reports, notices and proxy statements sent or made available generally by Company to its security holders, (b) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Company or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (c) all press releases and other statements made available generally by Company or any of its Subsidiaries to the public concerning material developments in the business of Company or any of its Subsidiaries;

                     (ix) Events of Default, etc.: promptly upon any officer of Company obtaining knowledge (a) of any condition or event that constitutes an Event of Default or Potential Event of Default, or becoming aware that any Lender has given any notice

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         (other than to Administrative Agent) or taken any other action with respect to a claimed Event of Default or Potential Event of Default, (b) that any Person has given any notice to Company or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection 8.2, (c) of any condition or event that is required to be disclosed in a current report filed by Company with the Securities and Exchange Commission on Form 8-K (Items 1, 2, 4, 5 and 6 of such Form as in effect on the date hereof) if Company were required to file such reports under the Exchange Act, or (d) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, an Officer's Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Potential Event of Default, default, event or condition, and what action Company has taken, is taking and proposes to take with respect thereto;

                      (x) Litigation or Other Proceedings: (a) promptly upon any officer of Company obtaining knowledge of the institution of, or non-frivolous threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries (collectively, "Proceedings") not previously disclosed in writing by Company to Lenders or Administrative Agent any material development in any Proceeding that, in any case:

                           (1) if adversely determined, has a reasonable
                  possibility of giving rise to a Material Adverse Effect; or

                           (2) seeks to enjoin or otherwise prevent the
                  consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

         written notice thereof together with such other information as may be reasonably available to Company to enable Lenders and their counsel to evaluate such matters; and (b) within 45 days after the end of each Fiscal Quarter, a schedule of all Proceedings involving an alleged liability of, or claims against or affecting, Company or any of its Subsidiaries equal to or greater than $1,000,000 and promptly after request by Administrative Agent such other information as may be reasonably requested by Administrative Agent to enable Administrative Agent and its counsel to evaluate any of such Proceedings;

                     (xi) ERISA Events: promptly upon becoming aware of the occurrence of any ERISA Event that could reasonably be expected to result in a material liability, a written notice specifying the nature thereof, what action Company or any of its ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

                    (xii) ERISA Notices: with reasonable promptness, copies of
         (a) all written notices received by Company or any of its ERISA Affiliates from a

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         Multiemployer Plan sponsor concerning an ERISA Event;
         and (b) such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request;

                   (xiii) Financial Plans: as soon as available and in any event no later than 90 days after the beginning of Fiscal Year 1999, and thereafter as soon as practicable and in any event no later than 60 days after the beginning of each subsequent Fiscal Year, a monthly consolidated and consolidating plan and financial forecast for such Fiscal Year, including, without limitation, (a) forecasted consolidated and consolidating balance sheets and forecasted consolidated and consolidating statements of income and cash flows of Company and its Subsidiaries for such Fiscal Year, together with a pro forma Compliance Certificate for such Fiscal Year and an explanation of the assumptions on which such forecasts are based, and (b) such other information and projections as Administrative Agent may reasonably request;

                    (xiv) Insurance: upon request by Administrative Agent, as soon as practicable and in any event not less than once each Fiscal Year, a report in form and substance satisfactory to Administrative Agent outlining all material insurance coverage maintained as of the date of such report by Company and its Subsidiaries and all material insurance coverage planned to be maintained by Company and its Subsidiaries in the immediately succeeding Fiscal Year;

                     (xv) Environmental Audits and Reports: as soon as practicable following receipt thereof, copies of all environmental audits and reports, whether prepared by personnel of Company or any of its Subsidiaries or by independent consultants, with respect to significant environmental matters at any Facility or which relate to an Environmental Claim which could result in a Material Adverse Effect;

                    (xvi) Board of Directors: with reasonable promptness, written notice of any change in the Board of Directors of Company;

                   (xvii) New Subsidiaries: promptly upon any Person becoming a Subsidiary of Company, a written notice setting forth with respect to such Person (a) the date on which such Person became a Subsidiary of Company and (b) all of the data required to be set forth in Schedule
         5.1 annexed hereto with respect to all Subsidiaries of Company (it being understood that such written notice shall be deemed to supplement
         Schedule 5.1 annexed hereto for all purposes of this Agreement); and

                  (xviii) Other Information: with reasonable promptness, such other information and data with respect to Company or any of its Subsidiaries as from time to time may be reasonably requested by Administrative Agent.

         6.2      Corporate Existence, etc.

                  Except as permitted under subsection 7.7, Company will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to the business of Company and its Subsidiaries (on a

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consolidated basis).

         6.3      Payment of Taxes and Claims; Tax Consolidation.

                  A. Company will, and will cause each of its Subsidiaries to, pay all material taxes and all assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings timely instituted and diligently conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

                  B. Company will not, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person other than a Subsidiary consolidated with the Company.

         6.4      Maintenance of Properties; Insurance.

                  Company will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of Company and its Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof. Company will maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to its properties and business and the properties and businesses of its Subsidiaries against loss or damage of the kinds customarily carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses. Each such policy of casualty insurance covering damage to or loss of property shall name Administrative Agent for the benefit of Agents and Lenders as the loss payee thereunder for all losses, subject to application of proceeds as required by subsection 2.4B(iii)(d), and shall provide for at least 30 days' prior written notice to Administrative Agent of any modification or cancellation of such policy.

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         6.5      Inspection; Lender Meeting.

                  Company shall, and shall cause each of its Subsidiaries to, permit any authorized representatives designated by any Agent or Lender to visit and inspect any of the properties of Company or any of its Subsidiaries, including its and their financial and accounting records, and to make copies and take extracts therefrom, and to discuss its and their affairs, finances and accounts with its and their officers independent public accountants, all upon reasonable advance notice and at such reasonable times during normal business hours and as often as may be reasonably requested. Without in any way limiting the foregoing, Company will, upon the request of Administrative Agent, participate in a meeting of Agents and Lenders once during each Fiscal Year to be held at Company's corporate offices (or such other location as may be agreed to by Company and Administrative Agent) at such time as may be agreed to by Company and Administrative Agent.

         6.6      Compliance with Laws, etc.

                  Company shall, and shall cause each of its Subsidiaries to, comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including all Pure Food and Drug Laws), noncompliance with which could reasonably be expected to cause a Material Adverse Effect.

         6.7      Environmental Disclosure and Inspection.

                  A. Company shall, and shall cause each of its Subsidiaries to, exercise all due diligence in order to comply and cause (i) all tenants under any leases or occupancy agreements affecting any portion of the Facilities and
(ii) all other Persons on or occupying such property, to comply with all Environmental Laws.

                  B. Company agrees that Administrative Agent may, from time to time and in its reasonable discretion, retain, at Company's expense, an independent professional consultant to review any report relating to Hazardous Materials prepared by or for Company and to conduct its own investigation of any Facility currently owned, leased, operated or used by Company or any of its Subsidiaries, and Company agrees to use all reasonable efforts to obtain permission for Administrative Agent's professional consultant to conduct its own investigation of any such Facility previously owned, leased, operated or used by Company or any of its Subsidiaries. Company shall use its reasonable efforts to obtain for Administrative Agent and its agents, employees, consultants and contractors the right, upon reasonable notice to Company, to enter into or on to the Facilities currently owned, leased, operated or used by Company or any of its Subsidiaries to perform such tests on such property as are reasonably necessary to conduct such a review and/or investigation. Any such investigation of any Facility shall be conducted, unless otherwise agreed to by Company and Administrative Agent, during normal business hours and, to the extent reasonably practicable, shall be conducted so as not to interfere with the ongoing operations at any such Facility or to cause any damage or loss to any property at such Facility. Company and Administrative Agent hereby acknowledge and agree that any report of any investigation conducted at the request of Administrative Agent pursuant to this subsection 6.7B will be obtained and shall be used by Administrative Agent and Lenders for the purposes of Lenders' internal credit decisions, to monitor and police the Loans and to protect Lenders'

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security interests, if any, created by the Loan Documents. Administrative
Agent agrees to deliver a copy of any such report to Company with the understanding that Company acknowledges and agrees that (i) it will indemnify and hold harmless each Agent and Lender from any costs, losses or liabilities relating to any Loan Party's use of or reliance on such report, (ii) no Agent nor any Lender makes any representation or warranty with respect to such report, and (iii) by delivering such report to Company, no Agent nor any Lender is requiring or recommending the implementation of any suggestions or recommendations contained in such report.

                  C. Company shall promptly advise Administrative Agent in writing and in reasonable detail of (i) any Release of any Hazardous Materials required to be reported to any federal, state, local or foreign governmental or regulatory agency under any applicable Environmental Laws, (ii) any and all written communications with respect to any Environmental Claims that have a reasonable possibility of giving rise to a Material Adverse Effect or with respect to any Release of Hazardous Materials required to be reported to any federal, state or local governmental or regulatory agency, (iii) any remedial action taken by Company or any other Person in response to (x) any Hazardous Materials on, under or about any Facility, the existence of which has a reasonable possibility of resulting in an Environmental Claim having a Material Adverse Effect, or (y) any Environmental Claim that could have a Material Adverse Effect, (iv) Company's discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Facility that could cause such Facility or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws, and (v) any request for information from any governmental agency that suggests such agency is investigating whether Company or any of its Subsidiaries may be potentially responsible for a Release of Hazardous Materials.

                  D. Company shall promptly notify Administrative Agent of (i) any proposed acquisition of stock, assets, or property by Company or any of its Subsidiaries that could reasonably be expected to expose Company or any of its Subsidiaries to, or result in, Environmental Claims that could have a Material Adverse Effect or that could reasonably be expected to have a material adverse effect on any Governmental Authorization then held by Company or any of its Subsidiaries and (ii) any proposed action to be taken by Company or any of its Subsidiaries to commence manufacturing, industrial or other similar operations that could reasonably be expected to subject Company or any of its Subsidiaries to additional laws, rules or regulations, including, without limitation, laws, rules and regulations requiring additional environmental permits or licenses.

                  E. Company shall, at its own expense, provide copies of such documents or information as Administrative Agent may reasonably request in relation to any matters disclosed pursuant to this subsection 6.7.

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         6.8      Company's Remedial Action Regarding Hazardous Materials.

                  Company shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all necessary remedial action in connection with the presence, storage, use, disposal, transportation or Release of any Hazardous Materials on or under any Facility in order to comply with all applicable Environmental Laws and Governmental Authorizations unless the failure to so comply could not reasonably be expected to have a Material Adverse Effect. In the event Company or any of its Subsidiaries takes any remedial action with respect to any Hazardous Materials on or under any Facility, Company or such Subsidiary shall conduct and complete such remedial action in material compliance with all applicable Environmental Laws, and in accordance with the policies, orders and directives of all federal, state and local governmental authorities except when, and only to the extent that, Company's or such Subsidiary's liability for such presence, storage, use, disposal, transportation or Release of any Hazardous Materials is being contested in good faith by Company or such Subsidiary.

         6.9 Execution of Subsidiary Guaranty and Subsidiary Security Agreements by Subsidiaries and Future Subsidiaries.

                  In the event that any Person becomes a Subsidiary of Company after the date hereof, Company will promptly notify Administrative Agent of that fact and cause each such Subsidiary to execute and deliver to Administrative Agent a counterpart of the Subsidiary Guaranty, the Pledge Agreement and the Security Agreement and a new patent and trademark agreement substantially similar to the Patent and Trademark Security Agreement, the Log Cabin Patent and Trademark Security Agreement, the Duncan Hines Patent and Trademark Security Agreement and the Van de Kamp's Patent and Trademark Security Agreement (collectively, the "Subsidiary Security Agreements"), and to take all such further actions and execute all such further documents and instruments as may be required to grant and perfect in favor of Administrative Agent, for the benefit of Lenders, a First Priority security interest in all of the personal property assets of such Subsidiary described in the Subsidiary Security Agreements. Company shall deliver to Administrative Agent, together with such Loan Documents, (i) certified copies of such Subsidiary's Articles or Certificate of Incorporation (or comparable constituent documents), together, if applicable, with a good standing certificate from the Secretary of State of the jurisdiction of its incorporation, each to be dated a recent date prior to their delivery to Administrative Agent, (ii) a copy, if applicable, of such Subsidiary's Bylaws, certified by its corporate secretary or an assistant corporate secretary as of a recent date prior to their delivery to Administrative Agent, (iii) a certificate executed by the secretary or an assistant secretary of such Subsidiary as to (a) the incumbency and signatures of the officers of such Subsidiary executing the Subsidiary Guaranty and to which such Subsidiary is a party and (b) the fact that the attached resolutions of the Board of Directors of such Subsidiary authorizing the execution, delivery and performance of the Subsidiary Guaranty and the Subsidiary Security Agreements to which such Subsidiary is a party are in full force and effect and have not been modified or rescinded, and (iv) a favorable opinion of counsel to such Subsidiary, in form and substance satisfactory to Administrative Agent and its counsel, as to (a) the due organization and good standing of such Subsidiary, (b) the due authorization, execution and delivery by such Subsidiary of the Subsidiary Guaranty and the Subsidiary Security Agreements to which such Subsidiary is a party, (c) the enforceability of the Subsidiary Guaranty and the Subsidiary Security Agreements to which such Subsidiary is a party against such Subsidiary, and (d) such

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other matters as Administrative Agent may reasonably request, all of the foregoing to be reasonably satisfactory in form and substance to Administrative Agent and its counsel.

         6.10 Conforming Leasehold Interests; Matters Relating to Additional Real Property Collateral.

                  A. Conforming Leasehold Interests. If Company or any of its Subsidiaries acquires any Leasehold Property, Company shall, or shall cause such Subsidiary to, use its best efforts (without requiring Company or such Subsidiary to relinquish any material rights or incur any material obligations or to expend more than a nominal amount of money over and above the reimbursement, if required, of the landlord's out-of-pocket costs, including attorneys fees) to cause such Leasehold Property to be a Conforming Leasehold Interest.

                  B. Additional Mortgages, etc. From and after the Closing Date, in the event that (i) Company or any Subsidiary Guarantor acquires any fee interest in real property or any Leasehold Property (other than a fee interest in a Real Property Asset or Leasehold Property with a value of $500,000 or less) or (ii) at the time any Person becomes a Subsidiary Guarantor, such Person owns or holds any fee interest in real property or any Leasehold Property (other than a fee interest in a Real Property Asset or Leasehold Property with a value of $500,000 or less), in either case excluding any such Real Property Asset the encumbrancing of which requires the consent of any applicable lessor or (in the case of clause (ii) above) then-existing senior lienholder, where Company and its Subsidiaries are unable to obtain such lessor's or senior lienholder's consent (any such non-excluded Real Property Asset described in the foregoing clause (i) or (ii) being a "Mortgaged Property"), Company or such Subsidiary Guarantor shall deliver to Administrative Agent, as soon as practicable after such Person acquires such Mortgaged Property or becomes a Subsidiary Guarantor, as the case may be, the following:

                      (i) Additional Mortgage. A fully executed and notarized Mortgage in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering the interest of such Loan Party in such Mortgaged Property;

                     (ii) Opinions of Counsel. (a) A favorable opinion of counsel to such Loan Party, in form and substance satisfactory to Administrative Agent and its counsel, as to the due authorization, execution and delivery by such Loan Party of such Mortgage and such other matters as Administrative Agent may reasonably request, and (b) if required by Administrative Agent, an opinion of counsel (which counsel shall be reasonably satisfactory to Administrative Agent) in the state in which such Mortgaged Property is located with respect to the enforceability of the form of Mortgage to be recorded in such state and such other matters (including any matters governed by the laws of such state regarding personal property security interests in respect of any Collateral) as Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to Administrative Agent;

                    (iii) Landlord Consent and Estoppel; Recorded Leasehold Interest. In the case of a Mortgaged Property consisting of a Leasehold Property, (a) a Landlord Consent and Estoppel and (b) evidence that such Leasehold Property is a Recorded Leasehold Interest;

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                     (iv) Title Insurance. (a) If required by Administrative
         Agent, an ALTA mortgagee title insurance policy or an unconditional commitment therefor (a "Mortgage Policy") issued by the Title Company with respect to such Mortgaged Property, in an amount satisfactory to Administrative Agent, insuring fee simple title to, or a valid leasehold interest in, such Mortgaged Property vested in such Loan Party and assuring Administrative Agent that such Mortgage creates a valid and enforceable First Priority mortgage Lien on such Mortgaged Property, subject only to a standard survey exception, which Mortgage Policy (1) shall include an endorsement for mechanics' liens, for future advances under this Agreement and for any other matters reasonably requested by Administrative Agent and (2) shall provide for affirmative insurance and such reinsurance as Administrative Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to Administrative Agent; and (b) evidence satisfactory to Administrative Agent that such Loan Party has (i) delivered to the Title Company all certificates and affidavits required by the Title Company in connection with the issuance of the Mortgage Policy and (ii) paid to the Title Company or to the appropriate governmental authorities all expenses and premiums of the Title Company in connection with the issuance of the Mortgage Policy and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Mortgage in the appropriate real estate records;

                      (v) Title Report. If no Mortgage Policy is required with respect to such Mortgaged Property, a title report issued by the Title Company with respect thereto, dated not more than 30 days prior to the date such Mortgage is to be recorded and satisfactory in form and substance to Administrative Agent;

                     (vi) Copies of Documents Relating to Title Exceptions. Copies of all recorded documents listed as exceptions to title or otherwise referred to in the Mortgage Policy or title report delivered pursuant to clause (v) or (vi) above;

                    (vii) Matters Relating to Flood Hazard Properties. (a) Evidence, which may be in the form of a letter from an insurance broker or a municipal engineer, as to (1) whether such Mortgaged Property is a Flood Hazard Property and (2) if so, whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program, (b) if such Mortgaged Property is a Flood Hazard Property, such Loan Party's written acknowledgement of receipt of written notification from Administrative Agent (1) that such Mortgaged Property is a Flood Hazard Property and (2) as to whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program, and (c) in the event such Mortgaged Property is a Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, evidence that Company has obtained flood insurance in respect of such Flood Hazard Property to the extent required under the applicable regulations of the Board of Governors of the Federal Reserve System; and

                   (viii) Environmental Audit. If required by Administrative Agent, reports and other information, in form, scope and substance satisfactory to Administrative Agent

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         and prepared by environmental consultants satisfactory to
         Administrative Agent, concerning any environmental hazards or liabilities to which Company or any of its Subsidiaries may be subject with respect to such Mortgaged Property.

         6.11     Interest Rate Protection.

                  Within 180 days after the Effective Date, Company shall enter into one or more Interest Rate Agreements with respect to the Loans, in an amount of not less than 50% of the aggregate amount of Consolidated Total Debt, which Interest Rate Agreements shall have the effect of establishing a maximum interest rate of not more than 10% per annum with respect to such notional principal amount, each such Interest Rate Agreement to be in form and substance satisfactory to Administrative Agent and with a term of not less than three years from the Effective Date.

         6.12     Further Assurances.

                  At any time or from time to time upon the request of Administrative Agent, Company will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as Administrative Agent may reasonably request in order to effect fully the purposes of the Loan Documents and to provide for payment of the Obligations in accordance with the terms of this Agreement, the Notes and the other Loan Documents. In furtherance and not in limitation of the foregoing, Company shall take, and cause each of its Subsidiaries to take, such actions as Administrative Agent may reasonably request from time to time (including, without limitation, the execution and delivery of guaranties, security agreements, pledge agreements, Mortgages, stock powers, financing statements and other documents, the filing or recording of any of the foregoing, title insurance with respect to any of the foregoing that relates to an interest in real property, the delivery of stock certificates and other collateral with respect to which perfection is obtained by possession, and the obtaining of Collateral Access Agreements, in form and substance satisfactory to Administrative Agent, executed by any Person which is party to a co-packing agreement with Company or any of its Subsidiaries under which equipment of Company or its Subsidiaries is maintained at a facility of such Person) to ensure that the Obligations are guarantied by Subsidiary Guarantors and are secured by substantially all of the assets of Company and its Subsidiaries and all of the capital stock of Company and Subsidiary Guarantors. In the event that Company or any of its Subsidiaries creates a new Subsidiary, all of the capital stock or partnership interests of such new Subsidiary shall be duly and validly pledged to Administrative Agent for the benefit of Agents and Lenders pursuant to the Collateral Documents, subject to no other Liens.

                                SECTION 7.

                           NEGATIVE COVENANTS

                  Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 7.

         7.1      Indebtedness.

                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

                         (i) Company may become and remain liable with respect to the Obligations;

                        (ii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations permitted by subsection
         7.4 and, upon any matured obligations actually arising pursuant thereto, the Indebtedness corresponding to the Contingent Obligations so extinguished (other than any such Indebtedness corresponding to extinguished Contingent Obligations permitted under subsections 7.4(i)(b));

                       (iii) Company and its Subsidiaries may become and remain liable with respect to Indebtedness (a) under Capital Leases capitalized on the consolidated balance sheet of Company as liabilities, (b) in respect of sale and lease-back transactions expressly permitted under subsection 7.8 and (c) secured by Liens permitted under subsection 7.2A(iii); provided that the aggregate amount of Indebtedness permitted under this clause (iii) shall not exceed $15,000,000 at any time outstanding;

                        (iv) Company may become and remain liable with respect to Indebtedness to any of its domestic Wholly Owned Subsidiaries, and any domestic Wholly Owned Subsidiary of Company may become and remain liable with respect to Indebtedness to Company or any other domestic Wholly Owned Subsidiary of Company, provided that (a) all such intercompany Indebtedness shall be evidenced by promissory notes, (b) all such intercompany Indebtedness owed by Company to any of its respective Subsidiaries shall be subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory notes or an intercompany subordination agreement, in each case in form and substance satisfactory to Administrative Agent, and (c) any payment by Company or by any Subsidiary of Company under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any intercompany Indebtedness owed by Company or by such Subsidiary to Company or to any of its Subsidiaries for whose benefit such payment is made;

                         (v) Company may become and remain liable with respect to Indebtedness under the Subordinated Note Documents;

                        (vi) Company may become and remain liable with respect to Indebtedness the proceeds of which are applied to refinance all or a portion of the Term Loans, the Revolving Loans and the Subordinated Notes; provided, that such Indebtedness shall be subordinated in right of payment to the Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms which taken as a whole are no less favorable to Company, its Subsidiaries and Lenders than the corresponding terms of the Subordinated Note Documents, with interest payable thereon in amounts consistent with the then prevailing rate in the market for comparable debt Securities;

                       (vii) Company may become and remain liable with respect to Permitted Seller Notes; provided that the aggregate principal amount of such Permitted Seller Notes issued after the Closing Date shall not exceed $10,000,000; and

                      (viii) Company and its Subsidiaries may become and remain liable with respect to other Indebtedness in an aggregate principal amount not to exceed at any time outstanding $25,000,000.

         7.2      Liens and Related Matters.

                  A. Prohibition on Liens. Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of Company or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement, or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any state or under any similar recording or notice statute, except:

                         (i) Permitted Encumbrances;

                        (ii) Liens granted pursuant to the Collateral Documents;

                       (iii) Liens securing Indebtedness permitted by subsection 7.1(iii)(c) incurred (a) to finance the acquisition, construction or improvement of any tangible personal property assets, provided that (1) such Liens shall be created within 180 days after the acquisition, construction or improvement of such assets, and (2) the principal amount of Indebtedness secured by any such Liens shall at no time exceed 100%, and the proceeds of such Indebtedness shall be used to provide not less than 80%, of the original purchase price of such asset or the amount expended to construct or improve such asset, as the case may be; or (b) to renew, extend or refinance any Indebtedness described in clause (a), provided that the amount of any such Indebtedness does not exceed the amount of Indebtedness so renewed, extended or refinanced which is unpaid and outstanding immediately prior to such renewal, extension or refinancing; provided, that in the case of clause (a) or (b) such Liens attach solely the assets financed with such Indebtedness;

                        (iv) Liens on any asset securing Indebtedness permitted by Section 7.1(iii)(b); provided that (a) the proceeds of such Indebtedness shall be at least equal to 80% of the fair market value (as determined in good faith by the Board of Directors, or any duly authorized committee thereof, of Company) of such asset and (b) at the time of incurrence of such Indebtedness, no Event of Default shall have occurred and be continuing or would result therefrom;

                         (v) Liens on assets held under Capital Leases permitted under subsection 7.1(iii)(a); and

                        (vi) Other Liens on assets of Company and its Subsidiaries securing Indebtedness in an aggregate amount not to exceed $2,500,000 at any time outstanding.

                  B. Equitable Lien in Favor of Lenders. If Company or any of its Subsidiaries shall create or assume any consensual Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Liens excepted by the provisions of subsection 7.2A, it shall make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided that, notwithstanding the foregoing, this covenant shall not be construed as a consent by Requisite Lenders to the creation or assumption of any such Lien not permitted by the provisions of subsection 7.2A.

                  C. No Further Negative Pledges. Except with respect to specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an Asset Sale, neither Company nor any of its Subsidiaries shall enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired.

                  D. No Restrictions on Subsidiary Distributions to Company or Other Subsidiaries. Except as provided herein Company will not, and will not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on any of such Subsidiary's capital stock owned by Company or any other Subsidiary of Company, (ii) repay or prepay any Indebtedness owed by such Subsidiary to Company or any other Subsidiary of Company, (iii) make loans or advances to Company or any other Subsidiary of Company, or (iv) transfer any of its property or assets to Company or any other Subsidiary of Company.

         7.3      Investments; Joint Ventures.

                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, except:

                         (i) Company and its Subsidiaries may make and own Investments in Cash Equivalents;

                        (ii) Company and its Subsidiaries may make intercompany loans to the extent permitted under subsection 7.1(iv);

                       (iii) Company and its Subsidiaries may make Consolidated Capital Expenditures permitted by subsection 7.6D;

                        (iv) Company and its Subsidiaries may make and own Investments in connection with a Permitted Acquisition;

                         (v) Company and its Subsidiaries may make and own other Investments in an aggregate amount not to exceed at any time $7,500,000.

         7.4      Contingent Obligations.

                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation, except:

                         (i) Subsidiaries of Company may become and remain liable with respect to Contingent Obligations arising under (a) their respective Guaranties and (b) guarantees of Indebtedness under the Subordinated Note Documents or permitted under subsection 7.1(vi);

                        (ii) Company may become and remain liable with respect to Contingent Obligations in respect of Letters of Credit;

                       (iii) Company may become and remain liable with respect to Contingent Obligations under Interest Rate Agreements entered into
         (a) with Lenders or Affiliates of Lenders with respect to which the aggregate net amount which Company would be liable to pay to counterparties thereunder in the event all such Interest Rate Agreements were terminated at the time of determination shall not exceed $2,500,000 at any time and (b) as required under subsection 6.11 herein;

                        (iv) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of customary indemnification and purchase price adjustment obligations incurred in the ordinary course of business in connection with Asset Sales or other sales of assets;

                         (v) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations under guarantees in the ordinary course of business of the obligations of suppliers, landlords, customers, franchisees and licensees of Company and its Subsidiaries in an aggregate amount not to exceed at any time $1,000,000;

                        (vi) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations under food product futures arrangements consistent with past practices of the Business, the Log Cabin Business, the Duncan Hines Business and Van de Kamp's and of any business acquired under subsection 7.7(vii) for the supply of food products used in the business of Company and its Subsidiaries; and

                       (vii) Company and its Subsidiaries may become and remain liable with respect to other Contingent Obligations; provided that the maximum aggregate liability, contingent or otherwise, of Company and its Subsidiaries in respect of all such Contingent Obligations shall at no time exceed $1,000,000.

         7.5      Restricted Junior Payments.

                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided that (i) Company may make scheduled interest payments in respect of the Subordinated Notes in accordance with the terms thereof and of the Subordinated Note Indentures; provided, that to the extent the Subordinated Note Indentures permit Company to pay interest thereon or liquidated damages in like-kind instruments in a principal amount equal to the amount of such interest or liquidated damages, Company shall pay such interest or liquidated damages in such like-kind instruments; (ii) Company may make Restricted Junior Payments to the extent necessary to redeem or defease all or any portion of the Indebtedness under the Subordinated Note Documents with proceeds from Indebtedness permitted under subsection 7.1(vi);
(iii) Company may make scheduled interest payments in respect of Permitted Seller Notes permitted under subsection 7.1(vii) in accordance with the terms of such Permitted Seller Notes; (iv) Company may make regularly scheduled payments of interest in respect of any Subordinated Indebtedness in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in, the indenture or other agreement pursuant to which such Subordinated Indebtedness was issued, as such indenture or other agreement may be amended from time to time to the extent permitted under subsection 7.12B; provided, that to the extent the terms of such Subordinated Indebtedness permit Company to pay interest or liquidated damages on such Subordinated Indebtedness in like-kind instruments in a principal amount equal to the amount of such interest or liquidated damages, Company shall pay such interest or liquidated damages with such like-kind instruments; (v) Company may make Restricted Junior Payments as contemplated by the Transaction to redeem or defease the Indebtedness under the VDK Subordinated Note Documents; (vi) Company may make Restricted Junior Payments to the extent necessary to redeem or defease all or any portion of the Indebtedness under the Subordinated Note Documents (other than the VDK Subordinated Note Documents), provided that (a) no Event of Default or Potential Event of Default shall have occurred and be continuing or shall be caused thereby, (b) Company shall be in compliance, on a pro forma basis giving effect thereto, with the covenants set forth in subsection 7.6 hereof, (c) the Senior Leverage Ratio (calculated on a pro forma basis giving effect to such redemption or defeasance) shall be less than 3.75:1.00 if such redemption or defeasance shall occur in 1998 or 1999, less than 3.50:1.00 if such redemption or defeasance shall occur in 2000 or 2001, and less than 3.25: 1.00 if such redemption or defeasance shall occur thereafter, (d) after giving effect to any such redemption or defeasance, the sum of (x) the amount of cash on hand of Company plus (y) the amount by which the Revolving Credit Commitments exceed the Total Utilization of the Revolving Loan Commitments, shall equal or exceed $40,000,000 (and Company shall have delivered to Administrative Agent an Officer's Certificate (together with supporting information therefor), in form and substance reasonably satisfactory to Administrative Agent, certifying to the effect of clauses (b), (c) and (d)) and (e) and the aggregate amount of such redemption or defeasance, together with any other such redemption or defeasance since the Effective Date, shall not exceed $100,000,000 plus the applicable premium; and (vii) Company may make dividends or other distributions, direct or indirect, on account of any shares of any class of capital stock of Company; provided that (a) the Senior Leverage Ratio (calculated on a pro forma basis giving effect thereto) shall be less than 2.00:1.00 or (b) either of the publicly announced ratings S&P or Moody's of the current senior unsecured, non-credit enhanced long term Indebtedness of Company that has been publicly issued are BBB-or better or Baa3 or better, respectively, and the amount of such dividend shall not exceed 50% of Company's cumulative positive net income.

         7.6      Financial Covenants.

                  A. Minimum Consolidated Cash Interest Coverage Ratio. Company shall not permit the Consolidated Cash Interest Coverage Ratio for any four-Fiscal Quarter period ending during any of the test periods set forth in the table below to be less than the correlative ratio for such test period set forth in the table below:



--------------------------------------------------------------------------------------------------
                                                         MINIMUM CONSOLIDATED
             TEST PERIOD                                CASH INTEREST COVERAGE
                                                                 RATIO
--------------------------------------------------------------------------------------------------
         7/01/98 - 12/31/98                                           1.90:1.00
--------------------------------------------------------------------------------------------------
         1/01/99 - 12/31/99                                           2.00:1.00
--------------------------------------------------------------------------------------------------
         1/01/00 - 12/31/00                                           2.00:1.00
--------------------------------------------------------------------------------------------------
         1/01/01 - 12/31/01                                           2.25:1.00
--------------------------------------------------------------------------------------------------
         1/01/02 - 12/31/02                                           2.50:1.00
--------------------------------------------------------------------------------------------------
         1/01/03 - 12/31/03                                           2.50:1.00
--------------------------------------------------------------------------------------------------
         1/01/04 - 12/31/04                                           2.50:1.00
--------------------------------------------------------------------------------------------------
         1/01/05 - 6/30/05                                            2.50:1.00
==================================================================================================

                  B. Maximum Leverage Ratio. Company shall not permit the ratio of (i) the excess of (a) Consolidated Total Debt as of the last day of any Fiscal Quarter ending during any of the test periods set forth in the table below minus (b) cash on hand of Company to the extent the amount of such cash exceeds $3,500,000 as of such date, to (ii) Consolidated EBITDA for the four-Fiscal Quarter period ending on such date to exceed the correlative ratio for such test period set forth in the table below:


--------------------------------------------------------------------------------------------------
                                                                       MAXIMUM
                    TEST PERIOD                                    LEVERAGE RATIO
--------------------------------------------------------------------------------------------------
         7/01/98 - 12/31/98                                           5.70:1.00
--------------------------------------------------------------------------------------------------
         1/01/99 - 12/31/99                                           5.50:1.00
--------------------------------------------------------------------------------------------------
         1/01/00 - 12/31/00                                           5.00:1.00
--------------------------------------------------------------------------------------------------
         1/01/01 - 12/31/01                                           4.50:1.00
--------------------------------------------------------------------------------------------------
         1/01/02 - 12/31/02                                           4.00:1.00
--------------------------------------------------------------------------------------------------
         1/01/03 - 12/31/03                                           3.50:1.00
--------------------------------------------------------------------------------------------------
         1/01/04 - 6/30/04                                            3.50:1.00
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
                                                                       MAXIMUM
                    TEST PERIOD                                    LEVERAGE RATIO
--------------------------------------------------------------------------------------------------
         7/01/04 - 6/30/05                                            3.00:1.00
==================================================================================================

                  C. Minimum Fixed Charge Coverage Ratio. Company shall not permit the ratio of (i) Consolidated EBITDA for any four-Fiscal Quarter period ending during any of the test periods set forth in the table below to (ii) Consolidated Fixed Charges for such four-Fiscal Quarter period to be less than the correlative ratio for such test period set forth in the table below:



--------------------------------------------------------------------------------------------------
                                                                MINIMUM FIXED CHARGE
                    TEST PERIOD                                    COVERAGE RATIO
--------------------------------------------------------------------------------------------------
         7/01/98 - 12/31/98                                           1.10:1.00
--------------------------------------------------------------------------------------------------
         1/01/99 - 12/31/99                                           1.15:1.00
--------------------------------------------------------------------------------------------------
         1/01/00 - 12/31/00                                           1.15:1.00
--------------------------------------------------------------------------------------------------
         1/01/01 - 12/31/01                                           1.20:1.00
--------------------------------------------------------------------------------------------------
         1/01/02 - 12/31/02                                           1.20:1.00
--------------------------------------------------------------------------------------------------
         1/01/03 - 12/31/03                                           1.25:1.00
--------------------------------------------------------------------------------------------------
         1/01/04 - 12/31/04                                           1.25:1.00
--------------------------------------------------------------------------------------------------
         1/01/05 - 6/30/05                                            1.25:1.00
==================================================================================================

                  D. Maximum Consolidated Capital Expenditures. Company shall not, and shall not permit any of its respective Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year indicated below, in an aggregate amount in excess of the corresponding amount (the "Maximum Consolidated Capital Expenditures Amount") set forth below opposite such Fiscal Year; provided that the Maximum Consolidated Capital Expenditures Amount for any Fiscal Year shall be increased by an amount equal to the excess, if any (but in no event more than 50% of the Maximum Consolidated Capital Expenditures Amount for the previous Fiscal Year), of the Maximum Consolidated Capital Expenditures Amount for the previous Fiscal Year over the actual amount of Consolidated Capital Expenditures for such previous Fiscal Year:


--------------------------------------------------------------------------------------------------
                                                                MAXIMUM CONSOLIDATED
                    FISCAL YEAR                                 CAPITAL EXPENDITURES
               (OR PORTION THEREOF)                                    AMOUNT
--------------------------------------------------------------------------------------------------
        Fiscal Year ending in December 1998                         $25,000,000
          and each Fiscal Year thereafter
--------------------------------------------------------------------------------------------------

; provided, however, that for purposes of this subsection 7.6D, Consolidated Capital Expenditures shall not include (i) expenditures not exceeding $6,000,000 in the aggregate incurred on or prior to September 30, 1998 related to the Business and the Log Cabin Business (a) to relocate Company's assets, (b) to purchase computers and computer related equipment and (c) to pay transition related expenses in connection with the foregoing, (ii) expenditures not exceeding $15,000,000 in the aggregate incurred on or prior to June 30, 1999 to relocate Company's assets related to the Duncan Hines Business and transition related expenses in connection therewith and (iii) expenditures not exceeding $5,000,000 in the aggregate incurred on or prior to December 31, 1998 related to additional capital expenditure projects previously identified at Van de Kamp's.

                  E.  Certain Calculations.

                (i) With respect to calculations of Consolidated Fixed Charges, Consolidated EBITDA and Consolidated Cash Interest Expense for any four-Fiscal Quarter period including the Effective Date (each such period being a "Pro Forma Calculation Period"), such calculations shall be made on a pro forma basis assuming, in each case, (a) that the Effective Date, the Transaction and the related borrowings by Company pursuant to this Agreement occurred on the first day of the applicable Pro Forma Calculation Period; (b) that Consolidated EBITDA and Consolidated Capital Expenditures for the three applicable Fiscal Quarters ending prior to the Effective Date are as set forth on Schedule 7.6E annexed hereto; and (c) that, with respect to calculations of Consolidated Cash Interest Expense and each component of Consolidated Fixed Charges other than Consolidated Capital Expenditures (Consolidated Cash Interest Expense and each such component being, individually, a "Fixed Charge Component"), the amount of each such Fixed Charge Component for the Pro Forma Calculation Period for the three applicable Fiscal Quarters ending prior to the Effective Date are as set forth on Schedule 7.6E annexed hereto.

               (ii) With respect to any period during which new Subsidiaries, assets or businesses are acquired pursuant to subsection 7.7(vi), for purposes of determining compliance with the financial covenants set forth in this subsection 7.6, Consolidated EBITDA and Consolidated Interest Expense shall be calculated with respect to such periods and such Subsidiaries, assets or businesses on a pro forma basis (including (x) any adjustments certified by the chief financial officer of the Company, that would, in the reasonable determination of the Company satisfy the requirements of Rule 11-02(a) of Regulation S-X of the Securities Act as if included in a registration statement filed with the Securities and Exchange Commission and (y) any other operating expense reductions reasonably expected to result from any acquisition of stock or assets if such expected reductions are (1) set forth in reasonable detail in a plan approved by and set forth in resolutions adopted by the Board of Directors of the Company, and (2) limited to operating expenses specified in such plan (and, if any reductions are set forth in a range, the lowest amount of such range) that would otherwise have resulted in the payment of cash within twelve months after the date of consummation of such transaction, net of any operating expenses (other than extraordinary items, non-recurring or temporary charges and other similar one-time expenses) reasonably expected to be incurred to implement such plan, and that are to be paid in cash during such twelve-month period, certified by the chief financial officer of the Company) using the historical financial statements of all entities or assets so acquired or to be acquired and the consolidated financial statements of Company and its Subsidiaries which shall be reformulated (i) as if such acquisition, and any acquisitions which have been consummated during such period, and any Indebtedness or other liabilities incurred in connection with any such acquisition had been consummated or incurred at the beginning of such period (and assuming that such Indebtedness bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the weighted average of the interest rates applicable to outstanding Loans during such period), and (a) otherwise in conformity with certain procedures to be agreed upon between Administrative Agent and Company, all such calculations to be in form and substance satisfactory to Administrative Agent.

         7.7      Restriction on Fundamental Changes; Asset Sales.

                  Company shall not, and shall not permit any of its Subsidiaries to, alter the corporate, capital or legal structure of Company or any of its Subsidiaries, create any new Subsidiaries or enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, sub-lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business, property or fixed assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise any part of the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person, except:

                         (i) any Subsidiary of Company may be merged with or into Company or any wholly owned Subsidiary Guarantor, or be liquidated, wound up or dissolved, or all or any substantial part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Company or any wholly owned Subsidiary Guarantor; provided that, in the case of such a merger, Company or such wholly owned Subsidiary Guarantor shall be the continuing or surviving corporation;

                        (ii) Company and its Subsidiaries may make Consolidated Capital Expenditures permitted under subsection 7.6D;

                       (iii) Company and its Subsidiaries may acquire inventory, equipment and other assets in the ordinary course of business;

                        (iv) Company and its Subsidiaries may sell or otherwise dispose of assets in transactions that do not constitute Asset Sales; provided that the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (determined in good faith by the board of directors of Company);

                         (v) Company and its Subsidiaries may make any Asset Sale of assets that have, in the aggregate, a fair market value (determined in good faith by the board of directors of Company) not in excess of 10% of Consolidated EBITDA for the four-Fiscal Quarter period most recently ended prior to such Asset Sale; provided that (x) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (determined in good faith by the board of directors of Company); (y) not less than 80% of the consideration received shall be cash; and (z) the proceeds of such Asset Sales shall be applied as required by subsection 2.4B(iii)(a); and

                        (vi) Company or any Subsidiary of Company may make acquisitions of assets and businesses (including acquisitions of the capital stock or other equity interests of another Person), provided that:

                                  (a) immediately prior to and after giving
                  effect to any such acquisition, Company and its Subsidiaries shall be in compliance with the provisions of subsection 7.11 hereof;

                                  (b) after giving effect to any such
                  acquisition, the sum of (x) the amount of cash on hand of Company and its Subsidiaries plus (y) the amount by which the Revolving Loan Commitments exceed the Total Utilization of Revolving Loan Commitments, shall equal or exceed $40,000,000;

                                  (c) (1) Company shall be in compliance, on a
                  pro forma basis giving effect to the proposed acquisition, with the covenants set forth in subsection 7.6 hereof, (2) the Senior Leverage Ratio (calculated on a pro forma basis giving effect to the proposed acquisition) shall be less than 3.75:1.00 in Fiscal Years 1998 and 1999, 3.50:1.00 in Fiscal
                  Years 2000 and 2001, and 3.25:1.00 thereafter and (3) no Event of Default or Potential Event of Default shall have occurred and be continuing at the time of such acquisition or shall be caused thereby; and Company shall have delivered to Administrative Agent an Officer's Certificate (together with supporting information therefor), in form and substance reasonably satisfactory to Administrative Agent, certifying as to the foregoing and as to the matters referred to in subsections 7.7(vi)(a) and (b) above;

                                  (d) any assets acquired pursuant to such
                  acquisition shall be subject to a First Priority Lien in favor of the Administrative Agent on behalf of Lenders pursuant to the Collateral Documents; and

                                  (e) each such acquisition shall be made on a
                  fully consensual basis between Company and its Subsidiaries, on the one hand, and the seller or sellers of such assets or such business, on the other hand.

         7.8      Sales and Lease-Backs.

                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (i) which Company or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than Company or any of its Subsidiaries) or (a) which Company or any of its Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by Company or any of its Subsidiaries to any Person (other than Company or any of its Subsidiaries) in connection with such lease, except that Company and its Subsidiaries may enter into such sale and lease-back transactions so long as the aggregate sales price under all such transactions in any Fiscal Year does not exceed $5,000,000.

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         7.9      Transactions with Shareholders and Affiliates.

                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of equity Securities of Company or with any Affiliate of Company or of any such holder, on terms that are less favorable to Company or that Subsidiary, as the case may be, than those that might be obtained at the time from Persons who are not such a holder or Affiliate; provided that the foregoing restriction shall not apply to (i) any transaction between Company and any of its Wholly Owned Subsidiaries or between any of its Wholly Owned Subsidiaries, (ii) reasonable and customary fees paid to members of the boards of directors of Company and its Subsidiaries, (iii) fees, expenses and other amounts payable to the MDC Entities, Fenway, Dartford, UBS, Tiger and CALPERS on the Effective Date, (iv) the Management Fees, (v) any employment agreement entered into by Company or any of its Subsidiaries in the ordinary course of business, (vi) amounts paid under the Dartford Expense Agreement, and (vii) any issuance of capital stock of Company in connection with employment arrangements, stock options and stock ownership plans of Company or any of its Subsidiaries entered into in the ordinary course of business.

         7.10     Disposal of Subsidiary Stock.

                  Company shall not:

                         (i) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries, except as permitted under this Agreement or the Collateral Documents or to qualify directors if required by applicable law; or

                        (ii) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries (including such Subsidiary), except as permitted under this Agreement or the Collateral Documents or to Company, another Wholly Owned Subsidiary of Company, or to qualify directors if required by applicable law.

         7.11     Conduct of Business.

                  Company shall not, and shall not permit any of its Subsidiaries to, engage in any business other than (i) the businesses engaged in by Company and its Subsidiaries on the Effective Date and those food businesses which are reasonably related to such businesses, and (ii) such other lines of business as may be consented to by Administrative Agent and Requisite Lenders.


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         7.12     Amendments or Waivers of Certain Related Agreements;
                  Amendments of Documents Relating to Subordinated
                  Indebtedness; Designation of "Designated Senior Indebtedness"; Preferred Stock.

                  A. Amendments or Waivers of Certain Related Agreements. Neither Company nor any of its Subsidiaries will agree to any material amendment to, or waive any of its material rights under, any of the Acquisition Agreement, the Log Cabin Acquisition Agreement, the Duncan Hines Acquisition Agreement, the Assumption Agreement, the Log Cabin Assumption Agreement, the Duncan Hines Assumption Agreement, the MDC Advisory Agreement, the Dartford Advisory Agreement, the Fenway Advisory Agreement, the Transition Agreements, the Log Cabin Transition Agreements, the Duncan Hines Transition Agreements, the Gilster Co-Pack Agreement or the Red Wing Co-Pack Agreements after the Effective Date if such amendment or waiver would be adverse to Lenders without in each case obtaining the prior written consent of Requisite Lenders to such amendment or waiver.

                  B. Amendments of Documents Relating to Subordinated Indebtedness. Company shall not, and shall not permit any of its Subsidiaries to, amend or otherwise change the terms of any Subordinated Indebtedness, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on such Subordinated Indebtedness, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions thereof (or of any guaranty thereof), or change any collateral therefor (other than to release such collateral), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obliger thereunder or to confer any additional rights on the holders of such Subordinated Indebtedness (or trustee or other representative on their behalf) which would be adverse to Company or Lenders.

                  C. Designation of "Designated Senior Indebtedness". Company shall not designate any Indebtedness as "Designated Senior Indebtedness" (as defined in the Subordinated Note Indentures) for purposes of the Subordinated
Note Indentures, without the prior written consent of Requisite Lenders.

                  D. Preferred Stock. Without the prior written approval of Requisite Lenders, Company shall not amend, restate, supplement or otherwise modify its Certificate of Incorporation if the effect of such amendment, restatement, supplement or modification is to provide for the issuance of any preferred stock of Company or the filing or amendment of any certificate of designation with respect thereto.


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         7.13     Fiscal Year.

                  Company shall not change its Fiscal Year-end from December 31.

                             SECTION 8.
                          EVENTS OF DEFAULT

                  If any of the following conditions or events ("Events of Default") shall occur:

         8.1      Failure to Make Payments When Due.

                  Failure by Company to pay any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of prepayment or otherwise; failure by Company to pay when due any amount payable to an Issuing Lender in reimbursement of any drawing honored or payment made under a Letter of Credit; or failure by Company to pay any interest on any Loan or any fee or any other amount due under this Agreement within five days after the date due; or

         8.2      Default in Other Agreements.

                (i) Failure of Company or any of its Subsidiaries to pay when due (a) any principal of or interest on any Indebtedness (other than Indebtedness referred to in subsection 8.1) in an individual principal amount of $2,500,000 or more or any items of Indebtedness with an aggregate principal amount of $5,000,000 or more or (b) any Contingent Obligation in an individual principal amount of $2,500,000 or more or any Contingent Obligations with an aggregate principal amount of $5,000,000 or more, in each case beyond the end of any grace period provided therefor; or (ii) breach or default by Company or any of its Subsidiaries with respect to any other material term of (a) any evidence of any Indebtedness in an individual principal amount of $2,500,000 or more or any items of Indebtedness with an aggregate principal amount of $5,000,000 or more or any Contingent Obligation in an individual principal amount of $2,500,000 or more or any Contingent Obligations with an aggregate principal amount of $5,000,000 or more or (b) any loan agreement, mortgage, indenture or other agreement relating to such Indebtedness or Contingent Obligation(s), if in any case under this clause (ii) the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness or Contingent Obligation(s) (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Contingent Obligation(s) to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

         8.3      Breach of Certain Covenants.

                  Failure of Company to perform or comply with any term or condition contained in subsection 2.4, 2.5 or 6.2 or Section 7 of this Agreement; or


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         8.4      Breach of Warranty.

                  Any material representation, warranty, certification or other statement made by Company or any of its Subsidiaries in any Loan Document or in any statement or certificate at any time given by Company or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

         8.5      Other Defaults Under Loan Documents.

                  Any Loan Party shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents, other than any such term referred to in any other subsection of this
Section 8, and such default shall not have been remedied or waived within 30 days after the earlier of (i) an officer of Company becoming aware of such default or (ii) receipt by Company of notice from any Agent or Lender of such default; or

         8.6      Involuntary Bankruptcy; Appointment of Receiver, etc.

                (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of Company or any of its Subsidiaries (other than Immaterial Subsidiaries) in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against Company or any of its Subsidiaries (other than Immaterial Subsidiaries) under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Company or any of its Subsidiaries (other than Immaterial Subsidiaries), or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of Company or any of its Subsidiaries (other than Immaterial Subsidiaries) for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Company or any of its Subsidiaries (other than Immaterial Subsidiaries), and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or


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

         8.7      Voluntary Bankruptcy; Appointment of Receiver, etc.

                (i) Company or any of its Subsidiaries (other than Immaterial Subsidiaries) shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Company or any of its Subsidiaries (other than Immaterial Subsidiaries) shall make any assignment for the benefit of creditors; or (ii) Company or any of its Subsidiaries (other than Immaterial Subsidiaries) shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of Company or any of its Subsidiaries (other than Immaterial Subsidiaries) (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

         8.8      Judgments and Attachments.

                  Any money judgment, writ or warrant of attachment or similar process involving (i) in any individual case an amount in excess of $2,500,000 or (ii) in the aggregate at any time an amount in excess of $5,000,000 (in either case not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against Company or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or

         8.9      Dissolution.

                  Any order, judgment or decree shall be entered against Company or any of its Subsidiaries decreeing the dissolution or split up of Company or that Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

         8.10     Employee Benefit Plans.

                  There shall occur one or more ERISA Events which individually or in the aggregate results in a Material Adverse Effect; or there shall exist an Unfunded Current Liability, individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which there is no Unfunded Current Liability), which would have a Material Adverse Effect; or

         8.11     Change in Control.

                  Any Person (other than the MDC Entities, Dartford, Fenway, UBS, Tiger and CALPERS), including a "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) which includes such Person, shall purchase or otherwise acquire, directly or indirectly, beneficial ownership of Securities of Company and, as a result of such purchase or acquisition, any Person (together with its associates and Affiliates), shall directly or indirectly


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

beneficially own in the aggregate Securities representing more than 35% of the combined voting power of Company voting Securities; or

         8.12     Invalidity of Guaranties.

                  At any time after the execution and delivery thereof, any Guaranty of the Obligations of Company, for any reason other than the satisfaction in full of all Obligations, ceases to be in full force and effect or is declared to be null and void (except with respect to the obligations thereunder of Immaterial Subsidiaries of Company) or any Loan Party (other than Immaterial Subsidiaries of Company) denies in writing that it has any further liability, including, without limitation, with respect to future advances by Lenders, under any Loan Document to which it is a party; or

         8.13     Failure of Security.

                  Any Collateral Document shall, at any time, cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full of the Obligations or any other termination of such Collateral Document in accordance with the terms hereof or thereof) or shall be declared null and void; or the validity or enforceability thereof shall be contested in writing by any Loan Party; or Agent shall not have or shall cease to have a valid security interest in any Collateral purported to be covered thereby, perfected and with the priority required by the relevant Collateral Document, for any reason other than the failure of Agents or any Lender to take any action within its control, subject only to Liens permitted under the applicable Collateral Documents; or

         8.14 Termination or Breach of Certain Transition Agreements, and Duncan Hines Transaction Agreements.

                  The Duncan Hines Co-Pack Agreement, Red Wing Co-Pack Agreements or the Flavor Supply Agreement shall terminate for any reason whatsoever or any such party shall fail to perform its obligations under any such agreement and such failure could reasonably be expected to result in a Material Adverse Effect, and, in either case, Company shall not have made arrangements satisfactory to Requisite Lenders for obtaining any services that are required to be provided by any such party to Company under such agreement that are not being so provided as a result of such termination or failure to perform; or

         8.15     Default Under Subordination Provisions.

                  Company or any guarantor of Subordinated Indebtedness shall fail to comply with the subordination provisions contained in the Subordinated
Note Indentures or any other instrument, indenture or agreement pursuant to which such Subordinated Indebtedness is issued;

                  THEN (i) upon the occurrence of any Event of Default described in subsection 8.6 or 8.7, each of (a) the unpaid principal amount of and accrued interest on the Loans, (b) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (whether or not any beneficiary under any such Letter of Credit shall have


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

presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letter of Credit) and
(c) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Company, and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate, and (ii) upon the occurrence and during the continuation of any other Event of Default, Administrative Agent shall, upon the written request of Requisite Lenders, by written notice to Company, declare all or any portion of the amounts described in clauses (a) through (c) above to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate; provided that the foregoing shall not affect in any way the obligations of Lenders under subsection 3.3C(i).

                  Any amounts described in clause (b) above, when received by Administrative Agent, shall be held by Administrative Agent pursuant to the terms of the Collateral Account Agreement and shall be applied as therein provided.

                  Notwithstanding anything contained in the second preceding paragraph, if at any time within 60 days after an acceleration of the Loans pursuant to such paragraph Company shall pay all arrears of interest and all payments on account of principal which shall have become due otherwise than as a result of such acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Potential Events of Default (other than non-payment of the principal of and accrued interest on the Loans, in each case which is due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to subsection 10.6, then Requisite Lenders, by written notice to Company, may at their option rescind and annul such acceleration and its consequences; but such action shall not affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon. The provisions of this paragraph are intended merely to bind Lenders to a decision which may be made at the election of Requisite Lenders and are not intended to benefit Company and do not grant Company the right to require Lenders to rescind or annul any acceleration hereunder or preclude Agents or Lenders from exercising any of the rights or remedies available to them under any of the Loan Documents, even if the conditions set forth in this paragraph are met.

                                  SECTION 9.
                                    AGENTS

         9.1      Appointment.

                  A. Chase is hereby appointed Administrative Agent hereunder and under the other Loan Documents and each Lender hereby authorizes Administrative Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. NatWest is hereby appointed Syndication Agent hereunder and under the other Loan Documents and each Lender hereby authorizes Syndication Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. UBS AG is hereby appointed Documentation

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

Agent hereunder and under the other Loan Documents and each Lender hereby authorizes Documentation Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Each Agent agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this Section 9 are solely for the benefit of Agents and Lenders and Company shall have no rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Company or any of its Subsidiaries.

                  B. Appointment of Supplemental Collateral Agents. It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case Administrative Agent deems that by reason of any present or future law of any jurisdiction Administrative Agent may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that Administrative Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral coagent (any such additional individual or institution being referred to herein individually as a "Supplemental Collateral Agent" and collectively as "Supplemental Collateral Agents").

                  In the event that Administrative Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either Administrative Agent or such Supplemental Collateral Agent, and (ii) the provisions of this Section 9 and of subsections 10.2 and 10.3 that refer to Administrative Agent shall inure to the benefit of such Supplemental Collateral Agent and all references therein to Administrative Agent shall be deemed to be references to Administrative Agent and/or such Supplemental Collateral Agent, as the context may require.

                  Should any instrument in writing from Company or any other Loan Party be required by any Supplemental Collateral Agent so appointed by Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, Company shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by Administrative Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by Administrative


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Agent until the appointment of a new Supplemental Collateral Agent.

         9.2      Powers; General Immunity.

                  A. Duties Specified. Each Lender irrevocably authorizes each Agent to take such action on such Lender's behalf and to exercise such powers hereunder and under the other Loan Documents as are specifically delegated to such Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Each Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents, and it may perform such duties by or through its agents or employees. No Agent shall have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

                  B. No Responsibility for Certain Matters. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports or certificates or any other documents furnished by any Agent to Lenders or by or on behalf of Company and/or its Subsidiaries to any Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or any other Person liable for the payment of any Obligations, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, Administrative Agent shall have no liability arising from confirmations of the amount of outstanding Loans or the Total Utilization of Revolving Loan Commitments or the component amounts thereof

                  C. Exculpatory Provisions. Neither any Agent nor any of such Agent's respective officers, directors, employees or agents shall be liable to Lenders for any action taken or omitted by such Agent under or in connection with any of the Loan Documents except to the extent caused by such Agent's gross negligence or willful misconduct. If any Agent shall request instructions from Lenders with respect to any act or action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6). Without prejudice to the generality of the foregoing, (i) such Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Company and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii)


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

no Lender shall have any right of action whatsoever against such Agent as a result of such Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6). Such Agent shall be entitled to refrain from exercising any power, discretion or authority vested in it under this Agreement or any of the other Loan Documents unless and until it has obtained the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6).

                  D. Agents Entitled to Act as Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include such Agent in its individual capacity. Each Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Company or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Company and/or its Subsidiaries for services in connection with this Agreement and otherwise without having to account for the same to Lenders.

         9.3      Representations and Warranties;
                  No Responsibility For Appraisal of Creditworthiness.

                  Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the making of the Loans and the issuance of Letters of Credit hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or, except as expressly provided elsewhere in this Agreement, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.


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         9.4      Right to Indemnity.

                  Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify each Agent, to the extent that such Agent shall not have been reimbursed by Company, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as such Agent in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct.

         9.5      Successor Agents and Swing Line Lender.

                  A. Successor Agents. Any Agent may resign at any time by giving 30 days' prior written notice thereof to the other Agents, Lenders and Company, and any Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to Company and Administrative Agent and signed by Requisite Lenders. Upon any such notice of resignation or any such removal, Requisite Lenders shall have the right, upon five Business Days' notice to Company, to appoint a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent and the retiring or removed Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Agent's resignation or removal hereunder as Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

                  B. Successor Swing Line Lender. Any resignation or removal of Administrative Agent pursuant to subsection 9.5A shall also constitute the resignation or removal of Chase or its successor as Swing Line Lender, and any successor Administrative Agent appointed pursuant to subsection 9.5A shall, upon its acceptance of such appointment, become the successor Swing Line Lender for all purposes hereunder. In such event (i) Company shall prepay any outstanding Swing Line Loans made by the retiring or removed Administrative Agent in its capacity as Swing Line Lender, (ii) upon such prepayment, the retiring or removed Administrative Agent and Swing Line Lender shall surrender the Swing Line Note held by it to Company for cancellation, and (iii) Company shall issue a new Swing Line Note to the successor Administrative Agent and Swing Line Lender substantially in the form of Exhibit VI annexed hereto, in the principal amount of the Swing Line Loan Commitment then in effect and with other appropriate insertions.

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         9.6      Collateral Documents.

                  Each Lender and Agent hereby further authorizes Administrative Agent to enter into each Collateral Document as secured party on behalf of and for the benefit of Agents and Lenders and agrees to be bound by the terms of each Collateral Document; provided that Administrative Agent shall not enter into or consent to any amendment, modification, termination or waiver of any provision contained in any Collateral Document without the prior consent of Requisite Lenders (or, if required pursuant to subsection 10.6, all Lenders); provided further, however, that, without further written consent or authorization from Requisite Lenders, Administrative Agent may execute any documents or instruments necessary to effect the release of any asset constituting Collateral from the Lien of the applicable Collateral Document in the event that such asset is sold or otherwise disposed of in a transaction effected in accordance with subsection 7.7. Anything contained in any of the Loan Documents to the contrary notwithstanding, each Lender agrees that no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document (including, without limitation, through the exercise of a right of set-off against call deposits of such Lender in which any funds on deposit in the Collateral Account may from time to time be invested), it being understood and agreed that all rights and remedies under the Collateral Documents may be exercised solely by Administrative Agent for the benefit of Lenders in accordance with the terms thereof.


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                                 SECTION 10.
                                MISCELLANEOUS

         10.1     Assignments and Participations in Loans, Letters of Credit.

                  A. General. Subject to subsection 10.1B, each Lender shall have the right at any time to (i) sell, assign, transfer or negotiate to any Eligible Assignee, or (ii) sell participations to any Person in, all or any part of its Commitments (together with its Letters of Credit or participations therein made or arising pursuant to its Revolving Loan Commitment) or any Loan or Loans made by it or any other interest herein or in any other Obligations owed to it; provided that no such sale, assignment, transfer or participation shall, without the consent of Company, require Company to file a registration statement with the Securities and Exchange Commission or apply to qualify such sale, assignment, transfer or participation under the securities laws of any state; provided further, that no such sale, assignment or transfer described in clause (i) above shall be effective unless and until an Assignment Agreement effecting such sale, assignment or transfer shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii); provided further, that no such sale, assignment, transfer or participation of any Letter of Credit or any participation therein may be made separately from a sale, assignment, transfer or participation of a corresponding interest in the Revolving Loan Commitment and the Revolving Loans of the Lender effecting such sale, assignment, transfer or participation; and provided further, that anything contained herein to the contrary notwithstanding, the Swing Line Loan Commitment and the Swing Line Loans of Swing Line Lender may not be sold, assigned or transferred as described in clause (i) above to any Person other than a successor Administrative Agent and Swing Line Lender to the extent contemplated by subsection 9.5. Except as otherwise provided in this subsection 10.1, no Lender shall, as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or any granting of participations in, all or any part of its Commitments or the Loans, the Letters of Credit or participations therein or the other Obligations owed to such Lender.

                  B.       Assignments.

                (i) Amounts and Terms of Assignments. Each Commitment, Loan, Letter of Credit, or participation therein or other Obligation may (a) be assigned in any amount to another Lender who is a Non-Defaulting Lender, to an Approved Fund of a Non-Defaulting Lender, or to an Affiliate of the assigning Lender or another Lender who, in either such case, is a Non-Defaulting Lender, with the consent of Administrative Agent (which consent shall not be unreasonably withheld) and the giving of notice to Company; provided that, after giving effect to a proposed assignment to another Lender, the assigning Lender shall have an aggregate Commitment of at least $5,000,000 unless the proposed assignment constitutes the aggregate amount of the Commitments, Loans, Letters of Credit, and participations therein and other Obligations of the assigning Lender, or (b) be assigned in an aggregate amount of not less than $5,000,000 (or such lesser amount as shall constitute the aggregate amount of the Commitments, Loans, Letters of Credit, and participations therein and other Obligations of the assigning Lender) to any other Eligible Assignee with the consent of Administrative Agent (which consent shall not be unreasonably withheld) and the giving of notice to Company. To the extent of any


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such assignment in accordance with either clause (a) or (b) above, the assigning Lender shall be relieved of its obligations with respect to its Commitments, Loans, Letters of Credit, or participations therein or other Obligations or the portion thereof so assigned. The parties to each such assignment shall execute and deliver to Administrative Agent, for its acceptance and recording in the Register, an Assignment Agreement, together with a processing fee of $3,500 payable by the assigning Lender and such certificates, documents or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a). Upon such execution, delivery, acceptance and recordation, from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination of this Agreement under subsection 10.9B) and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto; provided that, anything contained in any of the Loan Documents to the contrary notwithstanding, if such Lender is the Issuing Lender with respect to any outstanding Letters of Credit such Lender shall continue to have all rights and obligations of an Issuing Lender with respect to such Letters of Credit until the cancellation or expiration of such Letters of Credit and the reimbursement of any amounts drawn thereunder). The Commitments hereunder shall be modified to reflect the Commitments of such assignee and any remaining Commitments of such assigning Lender and, if any such assignment occurs after the issuance of the Notes hereunder, the assigning Lender shall surrender its applicable Notes and, upon such surrender, new Notes shall be issued to the assignee and, if applicable, to the assigning Lender, substantially in the form of Exhibit IV,
Exhibit V or Exhibit VI annexed hereto, as the case may be, with appropriate insertions, to reflect the new Commitments and/or outstanding Term Loans of the assignee and the assigning Lender.

               (ii) Acceptance by Administrative Agent: Recordation in Register. Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing fee referred to in subsection 10.1B(i) and any certificates, documents or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a), Administrative Agent shall, if such Assignment Agreement has been completed and is in substantially the form of Exhibit XV hereto and if Administrative Agent have consented to the assignment evidenced thereby (to the extent such consent is required pursuant to subsection 10.1B(i)), (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Administrative Agent to such assignment), (b) record the information contained therein in the Register, and (c) give prompt notice thereof to Company. Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this subsection 10.1B(ii).

                  C. Participations. The holder of any participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit


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to take any action hereunder except action (i) effecting the extension of the final maturity of the Loan allocated to such participation, (ii) effecting a reduction of the principal amount of or affecting the rate of interest payable on any Loan allocated to such participation, (iii) releasing all or substantially all of the Collateral, or (iv) releasing all of the Guarantors from their obligations under the Guaranties, and all amounts payable by Company hereunder (including, without limitation, amounts payable to such Lender pursuant to subsections 2.6D, 2.7 and 3.6) shall be determined as if such Lender had not sold such participation. Company and each Lender hereby acknowledge and agree that, solely for purposes of subsections 10.4 and 10.5,
(a) any participation will give rise to a direct obligation of Company to the participant and (b) the participant shall be considered to be a "Lender".

                  D. Assignments to Federal Reserve Banks. In addition to the assignments and participations permitted under the foregoing provisions of this subsection 10.1, any Lender (without having to obtain the consent of Company or Administrative Agent) may assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender and its Notes to secure obligations of such Lender, including, without limitation, assignments and pledges to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank, and any Lender which is an investment fund may pledge all or any portion of its Notes or Loans to its trustee to secure its obligations to such trustee; provided that (i) no Lender shall, as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

                  E. Information. Each Lender may furnish any information concerning Company and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants).

                  F. Limitation. No assignee, participant or other transferee or any Lender's rights shall be entitled to receive any greater payment under subsection 2.7 than such Lender would have been entitled to receive with respect to the rights transferred, unless such transfer is made with Company's prior written consent or at a time when the circumstances giving rise to such greater payment did not exist.

                  G. Representations of Lenders. Each Lender listed on the signature pages hereof hereby represents and warrants (i) that it is an Eligible Assignee described in clause (i) of the definition thereof; (ii) that it has experience and expertise in the making of loans such as the Loans; and (iii) that it will make its Loans for its own account in the ordinary course of its business and without a view to distribution of such Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this subsection 10.1, the disposition of such Loans or any interests therein shall at all times remain within its exclusive control). Each Lender that becomes a party hereto pursuant to an Assignment Agreement shall be deemed to agree that the representations and warranties of such Lender contained in Section 2(c) of such Assignment Agreement are incorporated herein by this reference.


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         10.2     Expenses.

                  Whether or not the transactions contemplated hereby shall be consummated, Company agrees to pay promptly (i) all the actual and reasonable costs and out of pocket expenses of Administrative Agent in connection with the preparation of the Loan Documents; (ii) all the actual and reasonable costs of furnishing all opinions by counsel for Company (including, without limitation, any opinions requested by Lenders as to any legal matters arising hereunder) and of Company's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents including, without limitation, with respect to confirming compliance with environmental and insurance requirements; (iii) the reasonable fees, expenses and disbursements of counsel to Agents (including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and administration of the Loan Documents and the Loans and any consents, amendments, waivers or other modifications hereto or thereto and any other documents or matters requested by Company; (iv) all other actual and reasonable costs and expenses incurred by Agents in connection with the negotiation, preparation and execution of the Loan Documents and the transactions contemplated hereby and thereby; and (v) after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by Agents and Lenders in enforcing any Obligations of or in collecting any payments due from Company hereunder or under the other Loan Documents by reason of such Event of Default or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.

         10.3     Indemnity.

                  In addition to the payment of expenses pursuant to subsection 10.2, whether or not the transactions contemplated hereby shall be consummated, Company agrees to defend, indemnify, pay and hold harmless Agents and Lenders, and the officers, directors, trustees, partners, employees, agents, attorneys and affiliates of any of Agents and Lenders (collectively called the "Indemnitees") from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including, without limitation, securities and commercial laws, statutes, rules or regulations and Environmental
Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including, without limitation, Lenders' agreement to make the Loans hereunder or the use or intended use of the proceeds of any of the Loans or the issuance of Letters of Credit hereunder or the use or intended use of any of the Letters of Credit) (collectively called the "Indemnified Liabilities"); provided that Company shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent,


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and only to the extent, of any particular liability, obligation, loss, damage, penalty, claim, cost, expense or disbursement that arose from the gross negligence or willful misconduct of that Indemnitee as determined by a final judgment of a court of competent jurisdiction. To the extent that the undertaking to defend, indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Company shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

         10.4     Set-Off; Security Interest in Deposit Accounts.

                  In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default each Lender is hereby authorized by Company at any time or from time to time, without notice to Company or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by that Lender (at any office of that Lender wherever located) to or for the credit or the account of Company against and on account of the obligations and liabilities of Company to that Lender under this Agreement, the Notes, the Letters of Credit and participations therein, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, the Notes, the Letters of Credit and participations therein or any other Loan Document, irrespective of whether or not (i) that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to Section 8 and although said obligations and liabilities, or any of them, may be contingent or unmatured. Company hereby further grants to each Agent and Lender a security interest in all deposits and accounts maintained with such Agent or Lender as security for the Obligations.

         10.5     Ratable Sharing.

                  Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "Aggregate Amounts Due" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify Administrative Agent and each other Lender of the receipt of such payment and
(ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate


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Amounts Due shall be shared by all Lenders in proportion to the Aggregate
Amounts Due to them; provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy reorganization or insolvency proceeding of Company or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Company expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by Company to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

         10.6     Amendments and Waivers.

                  A. No amendment, modification, termination or waiver of any provision of this Agreement or of the Notes, or consent to any departure by Company or any other Loan Party therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided that any such amendment, modification, termination, waiver or consent which: reduces the principal amount of any of the Loans; changes in any manner the definition of "Requisite Lenders" (it being understood that, with the consent of the Requisite Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of "Requisite Lenders" on substantially the same basis as the Tranche A Term Loan Commitments, Tranche A Term Loans, Revolving Loan Commitments and Revolving Loans are included on the Effective Date); changes in any manner any provision of this Agreement which, by its terms, expressly requires the approval or concurrence of all Lenders; postpones the scheduled final maturity date of any of the Loans; postpones the date or reduces the amount of any scheduled payment (but not prepayment) of principal of any of the Loans; postpones the date or reduces the amount of any scheduled reduction (but not prepayment) of the Revolving Loan Commitments; postpones the date on which any interest or any fees are payable; decreases the interest rate borne by any of the Loans (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to subsection 2.2E) or the amount of any fees payable hereunder; increases the maximum duration of Interest Periods permitted hereunder; releases all or substantially all of the Collateral; releases all or substantially all of the Subsidiary Guarantors from their obligations under the Subsidiary Guaranty; reduces the amount or postpones the due date of any amount payable in respect of, or extends the required expiration date of, any Letter of Credit; changes the obligations of Lenders relating to the purchase of participations in Letters of Credit in any manner that could be adverse to any Issuing Lender; or changes in any manner the provisions contained in subsection 8.1 or this subsection 10.6; shall be effective only if evidenced by a writing signed by or on behalf of all Lenders to whom are owed Obligations being directly affected by such amendment, modification, termination, waiver or consent. In addition, (i) any amendment, modification, termination or waiver of any of the provisions contained in Section 4 shall be effective only if evidenced by a writing signed by or on behalf of Administrative Agent and Requisite Lenders, (ii) no amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the Lender which is the holder of that Note, (iii) no amendment, modification, termination or waiver of any provision of this Agreement which disproportionately and adversely affects the obligation of any Loan Party to make payments (including without limitation mandatory prepayments) to the holders of the Term Loans or the holders of the Revolving Loans and Revolving Loan Commitments, shall be


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effective without the written concurrence of the holders of more than 50% in principal amount of the class (i.e., Tranche A Term Loans or Revolving Loans and Revolving Loan Commitments each being a "class" of Loans) of Loans so disproportionately and adversely affected; (iv) no increase in the Commitments of any Lender over the amount thereof then in effect shall be effective without the written concurrence of that Lender, it being understood and agreed that in no event shall waivers or modifications of conditions precedent, covenants, Events of Default, Potential Events of Default or of a mandatory prepayment or a reduction of any or all of the Commitments be deemed to constitute an increase of the Commitment of any Lender and that an increase in the available portion of any Commitment of any Lender shall not be deemed to constitute an increase in the Commitment of such Lender, (v) no amendment, modification, termination or waiver of any provision of subsection 2.1A(iii) or any other provision of this Agreement relating to the Swing Line Loan Commitment or the Swing Line Loans shall be effective without the written concurrence of Swing Line Lender, (vi) no amendment, modification, termination or waiver of any provision of Section 3 relating to the rights or obligations of any or all Issuing Lenders shall be effective without the written concurrence of Administrative Agent and each Lender who is an Issuing Lender with respect to any Letter of Credit then outstanding, and (vii) no amendment, modification, termination or waiver of any provision of Section 9 or of any other provision of this Agreement which, by its terms, expressly requires the approval or concurrence of Administrative Agent shall be effective without the written concurrence of Administrative Agent. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Company in any case shall entitle Company to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by Company, on Company.

                  B. If, in connection with any proposed change, waiver, discharge or termination to any of the provision of this Agreement as contemplated by the proviso in the first sentence of this subsection 10.6, the consent of Requisite Lenders is obtained but consent of one or more of such other Lenders whose consent is required is not obtained, then Company may, so long as all non-consenting Lenders are so treated, elect to terminate such Lender as a party to this Agreement; provided that, concurrently with such termination, (i) Company shall pay that Lender all principal, interest and fees and other amounts due to be paid to such Lender with respect to all periods through such date of termination, (ii) another financial institution satisfactory to Company and Administrative Agent (or if Administrative Agent is also a Lender to be terminated, the successor Administrative Agent) shall agree, as of such date, to become a Lender for all purposes under this Agreement (whether by assignment or amendment) and to assume all obligations of the Lender to be terminated as of such date, and (iii) all documents and supporting materials necessary, in the judgment of Administrative Agent (or if Administrative Agent is also a Lender to be terminated, the successor Administrative Agent) to evidence the substitution of such Lender shall have been received and approved by Administrative Agent as of such date.


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         10.7     Independence of Covenants.

                  All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

         10.8     Notices.

                  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telecopy or telex, or four Business Days after depositing it in the United States mail, registered or certified, with postage prepaid and properly addressed; provided that notices to Administrative Agent shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to Company and Administrative Agent, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Administrative Agent.

         10.9     Survival of Representations, Warranties and Agreements.

                  A. All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit hereunder.

                  B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Company set forth in subsections 2.6D, 2.7, 3.5A, 3.6, 10.2, 10.3 and 10.4 and the agreements of Lenders set forth in subsections 9.2C, 9.4, 10.4, 10.5 and 10.20 shall survive the payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn or paid thereunder, and the termination of this Agreement.

         10.10             Failure or Indulgence Not Waiver; Remedies
                           Cumulative.

                  No failure or delay on the part of Administrative Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         10.11             Marshalling; Payments Set Aside.

                  Neither Administrative Agent nor any Lender shall be under any obligation to


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marshal any assets in favor of Company or any other party or against or in payment of any or all of the obligations. To the extent that Company makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent for the benefit of Lenders), or Administrative Agent or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

         10.12             Severability.

                  In case any provision in or obligation under this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         10.13             Obligations Several; Independent Nature of Lenders'
                           Rights.

                  The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

         10.14             Headings.

                  Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         10.15             Applicable Law.

                  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         10.16             Successors and Assigns.

                  This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders (it being understood that Lenders' rights of assignment are subject to subsection 10.1). Neither Company's rights nor obligations hereunder nor any interest therein may be assigned or delegated by Company without the prior written consent of all Lenders.

         10.17             Consent to Jurisdiction and Service of Process.

                  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST COMPANY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, COMPANY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

                         (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

                        (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

                       (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO COMPANY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 10.8;

                        (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER COMPANY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

                         (V) AGREES THAT LENDERS RETAIN THE RIGHT TO
         SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST COMPANY IN THE COURTS OF ANY OTHER JURISDICTION; AND

                        (VI) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 10.17 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW
         SECTION 5-1402 OR OTHERWISE.

                  10.18             Waiver of Jury Trial.

                  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE

OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/ BORROWER RELATIONSHIP OR OTHER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION 10.18 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

         10.19             Confidentiality.

                  Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as confidential by Company in accordance with such Lender's customary procedures for handling confidential information of this nature, it being understood and agreed by Company that in any event a Lender may make disclosures reasonably required by any Affiliate or any bona fide assignee, transferee or participant in connection with the contemplated assignment or transfer by such Lender of any Loans or any participation therein or as required or requested by any governmental agency or representative thereof or pursuant to legal process or by the National Association of Insurance Commissioners or in connection with the exercise of any remedy under the Loan Documents; provided that, unless specifically prohibited by applicable law or court order, each Lender shall notify Company of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information; and provided, further that in no event shall any Lender be obligated or required to return any materials furnished by Company or any of its Subsidiaries.

         10.20             Counterparts; Effectiveness.

                  This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This

Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

         COMPANY:             AURORA FOODS INC.

                              By: /s/ James B. Ardrey
                                 --------------------------------------------

                                     Name: James B. Ardrey
                                     Title: Vice Chairman

                              Notice Address:
                              456 Montgomery Street, Suite 2200
                              San Francisco, California 94104

                              Attention:  M. Laurie Cummings
                              Facsimile:  (415) 982-3023

                              and a copy to:

                              White & Case
                              1155 Avenue of the Americas
                              New York, New York 10036

                              Attention:   Frank L. Schiff, Esq.
                              Facsimile:   (212) 819-7817

AGENTS AND LENDERS:                                  THE CHASE MANHATTAN BANK,

                                      individually and as Administrative Agent

                                                    By: /s/ Thomas H. Kozlark
                                                        ---------------------
                                                         Name: Thomas H. Kozlark
                                                         Title: Vice President

                                                    Notice Address:

                                                    270 Park Avenue, 10th Floor
                                                    New York, New York 10017

                                                    Attention:    Karen Sharf
                                                    Telephone:    (212) 270-5659
                                                    Facsimile:    (212) 270-5120

                                                    with a copy to:

                                                    One Chase Manhattan Plaza
                                                    8th Floor
                                                    New York, New York 10081

                                                    Attention:    Amy Labinger
                                                      Loan Servicing Group

                                                    Telephone:    (212) 552-4025
                                                    Facsimile:    (212) 552-5658

                                          NATIONAL WESTMINSTER BANK PLC,
                                          individually and as Syndication
                                          Agent



                                           By: /s/ Jacqueline L. Arambulo
                                               ---------------------------
                                               Name: Jacqueline L. Arambulo
                                               Title: Vice President

                                           Notice Address:

                                           Gleacher NatWest Inc.
                                           660 Madison Avenue, 17th Floor
                                           New York, New York  10021
                                           Attention:  W. Wakefield Smith
                                           Telephone:  (212) 418-4525
                                           Facsimile:  (212) 418-4598

                                           UBS AG, STAMFORD BRANCH
                                           individually and as
                                           Documentation Agent

                                           By: /s/ Jorg Rauthe
                                               ----------------------
                                               Name: Jorg Rauthe
                                               Title: Associate Director
                                                      Loan Portfolio Support, US

                                           By: /s/ Denise M. Clerkin
                                               ----------------------
                                               Name: Denise M. Clerkin
                                               Title: Associate Director
                                                      Loan Portfolio Support, US

                                           Notice Address:

                                           Warburg Dillon Read
                                           677 Washington Boulevard
                                           Stamford, Connecticut  06910
                                           Attention:  Lara Kavanagh
                                           Telephone:  (213) 719-4181
                                           Facsimile:  (213) 719-4176

                                                  MARINE MIDLAND BANK



                                                  By: /s/ Susan LeFevre
                                                     ----------------------
                                                     Name: Susan LeFevre
                                                     Title: Authorized Signatory

                                                  Notice Address:

                                                  Marine Midland Bank
                                                  140 Broadway, 5th Floor
                                                  New York, New York  10005
                                                  Attention:  Russell Thomas
                                                  Telephone:  (212) 658-2749
                                                  Facsimile:  (212) 658-2586

                                               HARRIS TRUST AND SAVINGS BANK

                                               By: /s/ Karen L. Knudsen
                                                  ---------------------------
                                                  Name: Karen L. Knudsen
                                                  Title: Vice President

                                               Notice Address:

                                               Harris Trust and Savings Bank
                                               111 West Monroe Street
                                               Floor 18 West
                                               Chicago, Illinois  60690
                                               Attention:  Karen Knudsen
                                               Telephone:  (312) 461-4085
                                               Facsimile:  (312) 765-8095

                                         FLEET NATIONAL BANK


                                         By: /s/ Howard J. Diamond
                                             ----------------------
                                             Name: Howard J. Diamond
                                             Title: Assistant Vice President

                                         Notice Address:

                                         Fleet National Bank
                                         One Federal Street, MAOF0324
                                         Boston, Massachusetts  02110
                                         Attention:  Howard J. Diamond
                                         Telephone:  (617) 346-0042
                                         Facsimile:  (617) 346-5093

                                         With a copy to:

                                         Fleet National Bank
                                         1185 Avenue of the Americas
                                         New York, New York  10036
                                         Attention:  Jed Duncan
                                         Telephone:  (212) 819-6010
                                         Facsimile:  (212) 819-6201

                CREDIT AGRICOLE INDOSUEZ

                By: /s/ Dean Balice               By: /s/ W. Leroy Startz
                   ---------------------------       ---------------------------
                   Name: Dean Balice                 Name: W. Leroy Startz
                   Title: Senior Vice President      Title: Vice President
                          Branch Manager

                Notice Address:

                Credit Agricole Indosuez (Chicago)
                55 East Monroe Street, Suite 4700
                Chicago, Illinois  60603
                Attention:  Theodore Tice
                Telephone:  (312) 917-7463
                Facsimile:  (312) 372-3455

                                           U.S. BANK NATIONAL ASSOCIATION

                                           By: /s/ Greg Wilson
                                              ---------------------------
                                              Name: Greg Wilson
                                              Title: Commercial Banking Officer

                                           Notice Address:

                                           U.S. Bank National Association
                                           First Bank Place
                                           MPFP 0702
                                           601 Second Avenue South
                                           Minneapolis, Minnesota  55402
                                           Attention:  Elliot Jaffee
                                           Telephone:  (612) 973-0543
                                           Facsimile:  (612) 973-0825

                                           WELLS FARGO BANK, N.A.

                                           By: /s/ Michael Real
                                              ---------------------------
                                              Name: Michael Real
                                              Title: Assistant Vice President

                                           Notice Address:

                                           Wells Fargo Bank, N.A.
                                           555 Montgomery Street, 17th Floor
                                           an Francisco, California  94111
                                           Attention:  Margot Golding
                                           Telephone:  (415) 396-6036
                                           Facsimile:  (415) 975-7302

                                               SUNTRUST BANK, ATLANTA

                                               By: /s/ Dyer Melzon
                                                  -------------------------
                                                  Name: Dyer Melzon
                                                  Title: Associate

                                               By: /s/ Rainer Zeck
                                                  -------------------------
                                                  Name: Rainer Zeck
                                                  Title: Vice President

                                               Notice Address:

                                               SunTrust Bank, Atlanta
                                               25 Park Place, 26th Floor, MC 075
                                               Atlanta, Georgia  30303
                                               Attention:  Dirk McCloud
                                               Telephone:  (404) 724-3446
                                               Facsimile:  (404) 575-2693

                                               SUMMIT BANK

                                               By: /s/ Seiji P. Nakamura
                                                  ---------------------------
                                                  Name: Seiji P. Nakamura
                                                  Title: Assistant Treasurer

                                               Notice Address:

                                               Summit Bank
                                               750 Walnut Avenue, 3rd Floor
                                               Cranford, New Jersey  07016
                                               Attention:  Wayne Troutman
                                               Telephone:  (908) 709-5339
                                               Facsimile:  (908) 709-6433

                                               Notice Address:

                                               Att: Seiji P. Nakamura
                                               Telephone:  (908) 709-6022
                                               Facsimile:  (908) 709-6122

                                          PNC BANK, NATIONAL ASSOCIATION



                                          By: /s/ C. Joseph Richardson
                                              --------------------------
                                              Name: C. Joseph Richardson
                                              Title: Vice President

                                          Notice Address:

                                          PNC BANK
                                          201 East Fifth Street
                                          Cincinnati, Ohio 45202
                                          Attention:  Jeff Stein
                                          Telephone:  (513) 651-8692
                                          Facsimile:  (513) 651-8951

                                              NATIONAL CITY BANK

                                              By: /s/ Lisa B. Lisi
                                                 ---------------------------
                                                 Name: Lisa B. Lisi
                                                 Title: Assistant Vice President

                                              Notice Address:

                                              National City Bank
                                              1900 East Ninth Street, 10th Floor
                                              Cleveland, Ohio  44114
                                              Attention:  Lisa Lisi
                                              Telephone:  (216) 575-9166
                                              Facsimile:  (216) 222-0003

                  PARIBAS

                  By: /s/ Judith A. Dowling       By: /s/ Lee S. Buckner
                     ---------------------------     ---------------------------
                     Name: Judith A. Dowling         Name: Lee S. Buckner
                     Title: Vice President           Title: Managing Director

                  Notice Address:

                  Paribas
                  101 California Street, Suite 3150
                  San Francisco, California  94111
                  Attention: Judith A. Dowling
                  Telephone: (415) 398-6811
                  Facsimile: (415) 398-4240

                                               MITSUBISHI TRUST AND BANKING

                                               By: /s/ Beatrice E. Kossodo
                                                  ---------------------------
                                                  Name: Beatrice E. Kossodo
                                                  Title: Senior Vice President

                                               Notice Address:

                                               Mitsubishi Trust and Banking
                                               520 Madison Avenue, 25th Floor
                                               New York, New York  10022
                                               Attention: Bea Kossodo
                                               Telephone: (212) 891-8363
                                               Facsimile: (212) 644-6825

                                          BAYERISCHE VEREINSBANK

                                          By: /s/ Erich Ebner von Eschenbach
                                             --------------------------------
                                             Name: Erich Ebner von Eschenbach
                                             Title: Vice President

                                          By: /s/ Sylvia Cheng
                                             --------------------------------
                                             Name: Sylvia Cheng
                                             Title: Vice President

                                          Notice Address:

                                          Bayerische Vereinsbank
                                          150 East 42nd Street, 39th Floor
                                          New York, New York  10017
                                          Attention: Erich Ebner
                                          Telephone: (212) 672-5778
                                          Facsimile: (212) 672-5516

                                          FIRST UNION NATIONAL BANK

                                          By: /s/ Braxton B. Comer
                                             ---------------------------
                                             Name: Braxton B. Comer
                                             Title: Senior Vice President

                                          Notice Address:

                                          First Union National Bank
                                          First Union National Center
                                          5th Floor
                                          301 South College Street
                                          Charlotte, North Carolina  28288-0737
                                          Attention:  Ben Howatt
                                          Telephone:  (704) 383-1357
                                          Facsimile:  (704) 374-3300

                BANQUE NATIONALE DE PARIS

                By: /s/ Serge Besreyard           By: /s/ Stephanie Rogers
                   ---------------------------       ---------------------------
                   Name: Serge Besreyard             Name: Stephanie Rogers
                   Title: Vice President             Title: Vice President

                Notice Address:

                Banque Nationale de Paris
                499 Park Avenue
                New York, New York 10022
                Attention: Stephanie Rogers
                Telephone: (212) 415-9438
                Facsimile: (212) 418-8269

                                               STAR BANK NATIONAL ASSOCIATION

                                               By: /s/ Mark A. Whitson
                                                  ---------------------------
                                                  Name: Mark A. Whitson
                                                  Title: Vice President

                                               Notice Address:

                                               Star Bank
                                               425 Walnut Street, 8th Floor
                                               Cincinnati, Ohio  45201
                                               Attention: Mark Whitson
                                               Telephone: (513) 632-2013
                                               Facsimile: (513) 632-2068

                                               DLJ CAPITAL FUNDING, INC.

                                               By: /s/ Stephan Illegible
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                               Notice Address:

                                               DLJ Capital Funding, Inc.
                                               277 Park Avenue
                                               New York, New York 10172
                                               Attention: Diane Albanese
                                               Telephone: (212) 892-2903
                                               Facsimile: (212) 892-6031

                                               THE TRAVELERS INSURANCE COMPANY

                                               By: /s/ Teresa M. Torrey
                                                  ---------------------------
                                                  Name: Teresa M. Torrey
                                                  Title: Second Vice President

                                               Notice Address:

                                               The Travelers Insurance Company
                                               One Tower Square, 9PB
                                               Hartford, Connecticut  06183-2030
                                               Attention: Teresa M. Torrey
                                               Telephone: (860) 277-5952
                                               Facsimile: (860) 954-5243

            DEUTSCHE BANK AG NEW YORK BRANCH
            AND/OR CAYMAN ISLANDS BRANCH

            By: /s/ Hans-Josef Thiele           By: /s/ Susan L. Pearson
               ---------------------------         ---------------------------
               Name: Hans-Josef Thiele             Name: Susan L. Pearson
               Title: Director                     Title: Director

            Notice Address:

            Deutsche Morgan Grenfell
            31 West 52nd Street, 24th Floor
            New York, New York  10019
            Attention: Thomas Foley
            Telephone: (212) 469-8205
            Facsimile: (212) 474-8212

                                                                        ANNEX A
                                                            TO CREDIT AGREEMENT

                                 PRICING GRID

           RATIO OF CONSOLIDATED TOTAL DEBT TO CONSOLIDATED EBITDA


                                             Less than
                                              5.25 but     Less than    Less than      Less than       Less than
                                              Greater      5:00 but     4.75:1 but     4.25:1 but     3.75:1 but
                              Greater than    than or    Greater than  Greater than   Greater than   Greater than
                              or Equal to      Equal     or Equal to   or Equal to    or Equal to     or Equal to     Less Than
                                 5:25:1      to 5:00:1      4:75:1        4.25:1         3.75:1          3.25:1         3.25:1
                              ------------  -----------  ------------  ------------  --------------  --------------  -----------
Applicable Margin for
Revolving Credit Loans and
Tranche A Term Loans:

ABR Loans...................      1.25%        1.00%        0.75%         0.50%          0.25%           0.00%           0.00%

Eurodollar Loans............      2.25%        2.00%        1.75%         1.50%          1.25%           1.00%           0.875%

Applicable Margin for
Commitment Fee:.............      0.50%        0.50%        0.375%        0.375%         0.375%          0.30%           0.30%


                                                                   Exhibit 10.20


                                      EXHIBIT I

                            [FORM OF NOTICE OF BORROWING]

                                 NOTICE OF BORROWING


          Pursuant to that certain Third Amended and Restated Credit Agreement dated as of July 1, 1998, as amended, restated, supplemented or otherwise modified to the date hereof (said Third Amended and Restated Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Aurora Foods Inc., a Delaware corporation ("Company"), the financial institutions listed therein as Lenders, The Chase Manhattan Bank, as administrative agent (in such capacity, "Administrative Agent"), National Westminster Bank PLC, as Syndication Agent, and UBS AG, Stamford Branch, as Documentation Agent, this represents Company's request to borrow as follows:

     1.   Date of borrowing:         ______________, [199_] [200_]

     2.   Amount of borrowing:       $_____________________

     3.   Lender(s):                 / /  a.   Lenders, in accordance with their
                                               applicable Pro Rata Shares
                                     / /  b.   Swing Line Lender

     4.   Type of Loans:             / /  a.   Tranche A Term Loans
                                     / /  b.   Revolving Loans
                                     / /  c.   Swing Line Loan

     5.   Interest rate option:(1)   / /  a.   Base Rate Loan(s)
                                     / /  b.   Eurodollar Rate Loans with an
                                               initial Interest Period of
                                               __________ month(s)

The proceeds of such Loans are to be deposited in Company's account at Administrative Agent.

The undersigned officer, to the best of his or her knowledge, and

_____________________
(1)  Term Loans and Revolving Loans may be Base Rate Loans or
     Eurodollar Rate Loans. Swing Line Loans shall be Base Rate Loans.

Company certify that:

         (i) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date;

         (ii) No event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Potential Event of Default; [and]

         (iii) Company has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof [; and] [.]

        [(iv) FOR REVOLVING LOANS: The amount of the proposed borrowing will not cause the Total Utilization of Revolving Loan Commitments to exceed the Revolving Loan Commitments.]


DATED:___________________          AURORA FOODS INC.


                                   By:____________________________
                                      Name:
                                      Title:

                                      EXHIBIT II

                     [FORM OF NOTICE OF CONVERSION/CONTINUATION]

                          NOTICE OF CONVERSION/CONTINUATION


          Pursuant to that certain Third Amended and Restated Credit Agreement dated as of July 1, 1998, as amended, restated, supplemented or otherwise modified to the date hereof (said Third Amended and Restated Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Aurora Foods Inc., a Delaware corporation ("Company"), the financial institutions listed therein as Lenders, The Chase Manhattan Bank, as Administrative Agent, National Westminster Bank PLC, as Syndication Agent, and UBS AG, Stamford Branch, as Documentation Agent, this represents Company's request to convert or continue Loans as follows:

     1.   Date of conversion/continuation:   __________________, [199_] [200_]

     2.   Amount of Loans being converted/continued: $__________________

     3.   Type of Loans being converted/continued:

          / /  a.   Tranche A Term Loans
          / /  b.   Revolving Loans

     4.   Nature of conversion/continuation:

          / /  a.   Conversion of Base Rate Loans to Eurodollar Rate Loans
          / /  b.   Conversion of Eurodollar Rate Loans to Base Rate Loans
          / /  c.   Continuation of Eurodollar Rate Loans as such

     5. If Loans are being continued as or converted to Eurodollar Rate Loans, the duration of the new Interest Period that commences on the conversion/continuation date: ________________ month(s)

          In the case of a conversion to or continuation of Eurodollar Rate Loans, the undersigned officer, to the best of his or her knowledge, and Company certify that no Event of Default or Potential Event of Default has occurred and is continuing under the Credit Agreement.


DATED:    _________________        AURORA FOODS INC.


                                   By:____________________________
                                      Name:
                                      Title:

                                     EXHIBIT III
                   [FORM OF NOTICE OF ISSUANCE OF LETTER OF CREDIT]

                        NOTICE OF ISSUANCE OF LETTER OF CREDIT


          Pursuant to that certain Third Amended and Restated Credit Agreement dated as of July 1, 1998, as amended, restated, supplemented or otherwise modified to the date hereof (said Third Amended and Restated Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Aurora Foods Inc., a Delaware corporation ("Company"), the financial institutions listed therein as Lenders, The Chase Manhattan Bank as Administrative Agent, National Westminster Bank PLC, as Syndication Agent, and UBS AG, Stamford Branch, as Documentation Agent, this represents Company's request for the issuance of a Letter of Credit by Administrative Agent as follows:

          1.   Date of issuance of Letter of Credit:
                    _______________, [199_] [200_]

          2.   Type of Letter of Credit:

               / /  a.   Commercial Letter of Credit
               / /  b.   Standby Letter of Credit

          3.   Face amount of Letter of Credit: $________________

          4.   Expiration date of Letter of Credit: ______________, [199_]
               [200_]

          5.   Name and address of beneficiary:

               _______________________________________________
               _______________________________________________
               _______________________________________________
               _______________________________________________

     6.   Attached hereto is:

          / /  a.   the verbatim text of such proposed Letter of Credit

          / /  b.   a description of the proposed terms and conditions of such
                    Letter of Credit, including a precise description of any documents to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of such Letter of Credit, would require the Issuing Lender to make payment under such Letter of Credit.

The undersigned officer, to the best of his or her knowledge, and


                                       III-1

Company certify that:

         (i) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date;

         (ii) No event has occurred and is continuing or would result from the issuance of the Letter of Credit contemplated hereby that would constitute an Event of Default or a Potential Event of Default;

         (iii) Company has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof; and

         (iv) The issuance of the proposed Letter of Credit will not cause
     (a) the Letter of Credit Usage to exceed $7,500,000 or (b) the Total Utilization of Revolving Loan Commitments to exceed the Revolving Loan Commitments.


DATED:  _________________          AURORA FOODS INC.


                                   By:__________________________
                                      Name:
                                      Title:


                                       III-2

                                      EXHIBIT IV

                            [FORM OF TRANCHE A TERM NOTE]

                                  AURORA FOODS INC.

                          PROMISSORY NOTE DUE JUNE 30, 2005


$[1]                                                          New York, New York
                                                                    July 1, 1998


          FOR VALUE RECEIVED, AURORA FOODS INC., a Delaware corporation ("Company"), promises to pay to [2] ("Payee") or its registered assigns the principal amount of [3] ($[1]) in the installments referred to below.

          Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Third Amended and Restated Credit Agreement dated as of July 1, 1998, by and among Company, the financial institutions listed therein as Lenders, The Chase Manhattan Bank, as administrative agent (in such capacity, "Administrative Agent"), National Westminster Bank PLC, as Syndication Agent, and UBS AG, Stamford Branch, as Documentation Agent (said Third Amended and Restated Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

          Company shall make principal payments on this Note in consecutive quarterly installments as set forth in the Credit Agreement, commencing on December 31, 1998 and ending on June 30, 2005. Each such installment shall be due on the date specified in the Credit Agreement and in an amount determined in accordance with the provisions thereof; provided that the last such installment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon.

____________________

[1]  Insert amount of Lender's Tranche A Term Loan in numbers.

[2]  Insert Lender's name in capital letters.

[3]  Insert amount of Lender's Tranche A Term Loan in words.

          This Note is one of Company's "Tranche A Term Notes" in the aggregate principal amount of $225,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Tranche A Term Loan evidenced hereby was made and is to be repaid.

          All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii) of the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loan evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

          Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

          This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4B(i) of the Credit Agreement.

          THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          This Note is entitled to the benefits of the Guaranties and is secured pursuant to the Collateral Documents.

          The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

          This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.16 of the

Credit Agreement.

          No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

          Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

          IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.


                                   AURORA FOODS INC.


                                   By:______________________
                                      Name:
                                      Title:

                                      EXHIBIT V

                               [FORM OF REVOLVING NOTE]

                                  AURORA FOODS INC.

                          PROMISSORY NOTE DUE JUNE 30, 2005


$[1]                                                          New York, New York
                                                                    July 1, 1998


          FOR VALUE RECEIVED, AURORA FOODS INC., a Delaware corporation ("Company"), promises to pay to the order of [2] ("Payee") or its registered assigns, on or before June 30, 2005, the lesser of (x) [3] ($[1]) and (y) the unpaid principal amount of all advances made by Payee to Company as Revolving Loans under the Credit Agreement referred to below.

          Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Third Amended and Restated Credit Agreement dated as of July 1, 1998 by and among Company, the financial institutions listed therein as Lenders, The Chase Manhattan Bank, as administrative agent (in such capacity, "Administrative Agent"), National Westminster Bank PLC, as Syndication Agent, and UBS AG, Stamford Branch, as Documentation Agent (said Third Amended and Restated Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

          This Note is one of Company's "Revolving Notes" in the aggregate principal amount of $175,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby were made and are to be repaid.

          All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the

____________________

[1]  Insert amount of Lender's Revolving Loan Commitment in numbers.

[2]  Insert Lender's name in capital letters.

[3]  Insert amount of Lender's Revolving Loan Commitment in words.

assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii) of the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loans evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

          Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

          This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4B(i) of the Credit Agreement.

          THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          This Note is entitled to the benefits of the Guaranties and is secured pursuant to the Collateral Documents.

          The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

          This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.16 of the Credit Agreement.

          No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

          Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

          IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.


                                   AURORA FOODS INC.


                                   By:________________________
                                      Name:
                                      Title:

                                     TRANSACTIONS
                                          ON
                                    REVOLVING NOTE


                                              Amount of      Outstanding
                Type of        Amount of      Principal      Principal
                Loan Made      Loan Made      Paid           Balance          Notation
   Date         This Date      This Date      This Date      This Date        Made By
----------      ---------      ---------      ---------      -----------      --------



---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------


                                      EXHIBIT VI

                              [FORM OF SWING LINE NOTE]

                                  AURORA FOODS INC.

                          PROMISSORY NOTE DUE JUNE 30, 2005


$10,000,000                                                   New York, New York
                                                                    July 1, 1998


          FOR VALUE RECEIVED, AURORA FOODS INC., a Delaware corporation ("Company"), promises to pay to [NAME OF SWING LINE LENDER] ("Payee") or its registered assigns, on or before June 30, 2005, the lesser of (x) TEN MILLION AND NO DOLLARS ($10,000,000.00) and (y) the unpaid principal amount of all advances made by Payee to Company as Swing Line Loans under the Credit Agreement referred to below.

          Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Third Amended and Restated Credit Agreement dated as of July 1, 1998, by and among Company, the financial institutions listed therein as Lenders, The Chase Manhattan Bank as administrative agent (in such capacity, "Administrative Agent") National Westminster Bank PLC, as Syndication Agent, and UBS AG, Stamford Branch, as Documentation Agent (said Third Amended and Restated Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

          This Note is Company's "Swing Line Note" and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Swing Line Loans evidenced hereby were made and are to be repaid.

          All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

          Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

          This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection

2.4B(i) of the Credit Agreement.

          THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          This Note is entitled to the benefits of the Guaranties and is secured pursuant to the Collateral Documents.

          The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

          This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.16 of the Credit Agreement.

          No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

          Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                     [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.


                                   AURORA FOODS INC.


                                   By:________________________
                                      Name:
                                      Title:

                                     TRANSACTIONS
                                          ON
                                   SWING LINE NOTE



                                                      Outstanding
               Amount of          Amount of            Principal
               Loan Made        Principal Paid          Balance           Notation
  Date         This Date          This Date            This Date          Made By
--------       ---------        --------------        ------------        --------


----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------


                                     EXHIBIT VII

                            [FORM OF SUBSIDIARY GUARANTY]

                                 SUBSIDIARY GUARANTY


          This SUBSIDIARY GUARANTY is entered into as of ______________, [199_][200_] by THE UNDERSIGNED DIRECT AND INDIRECT SUBSIDIARIES of Aurora Foods Inc., a Delaware corporation ("Company") (each such undersigned Subsidiary a "Guarantor" and collectively, "Guarantors"; provided that after the date hereof, Guarantors shall be deemed to include any Additional Guarantors (as hereinafter defined)), in favor of and for the benefit of THE CHASE MANHATTAN BANK, as administrative agent for and representative of (in such capacity herein called "Guarantied Party") the financial institutions ("Lenders") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).

                                       RECITALS

          A. Company has entered into that certain Third Amended and Restated Credit Agreement dated as of July 1, 1998 (said Third Amended and Restated Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time, being the "Credit Agreement"; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with Lenders, The Chase Manhattan Bank, as Administrative Agent, National Westminster Bank PLC, as Syndication Agent, and UBS AG, Stamford Branch, as Documentation Agent.

          B. Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements (collectively, the "Lender Interest Rate Agreements") with or one or more Lenders or their Affiliates (in such capacity, collectively, "Interest Rate Exchangers") in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof (all such obligations being the "Interest Rate Obligations"), together with all obligations of Company under the Credit Agreement and the other Loan Documents, be guarantied hereunder.

          C. A portion of the proceeds of the Loans may be advanced to Guarantors and thus the Guarantied Obligations (as hereinafter defined) are being incurred for and will inure to the benefit of Guarantors (which benefits are hereby acknowledged).

          D. It is a condition precedent to the making of the initial Loans under the Credit Agreement that Company's obligations thereunder be guarantied by Guarantors.


                                     VII-1

          E. Guarantors are willing irrevocably and unconditionally to guaranty such obligations of Company.

          NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lenders and Guarantied Party to enter into the Credit Agreement and to make Loans and other extensions of credit thereunder and to induce Interest Rate Exchangers to enter into the Lender Interest Rate Agreements, Guarantors hereby agree as follows:


                                      SECTION 1.
                                     DEFINITIONS

     1.1  Certain Defined Terms.

          As used in this Guaranty, the following terms shall have the following meanings unless the context otherwise requires:

          "Beneficiaries" means Guarantied Party, Lenders and any Interest Rate Exchangers.

          "Guarantied Obligations" has the meaning assigned to that term in subsection 2.1.

          "Guaranty" means this Subsidiary Guaranty dated as of __________, [199_][200_], as it may be amended, restated, supplemented or otherwise modified from time to time.

          "payment in full", "paid in full" or any similar term means payment in full of the Guarantied Obligations, including without limitation all principal, interest, costs, fees and expenses (including without limitation legal fees and expenses) of Beneficiaries as required under the Loan Documents and the Lender Interest Rate Agreements.

     1.2  Interpretation.

          (a) References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Guaranty unless otherwise specifically provided.

          (b) In the event of any conflict or inconsistency between the terms, conditions and provisions of this Guaranty and the terms, conditions and provisions of the Credit Agreement, the terms, conditions and provisions of this Guaranty shall prevail.


                                     VII-2

                                      SECTION 2.
                                     THE GUARANTY

     2.1  Guaranty of the Guarantied Obligations.

          Subject to the provisions of subsection 2.2(a), Guarantors jointly and severally hereby irrevocably and unconditionally guaranty the due and punctual payment in full of all Guarantied Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)). The term "Guarantied Obligations" is used herein in its most comprehensive sense and includes:

          (a) any and all Obligations of Company and any and all Interest Rate Obligations, in each case now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Credit Agreement and the other Loan Documents and the Lender Interest Rate Agreements, including those arising under successive borrowing transactions under the Credit Agreement which shall either continue the Obligations of Company or from time to time renew them after they have been satisfied and including interest which, but for the filing of a petition in bankruptcy with respect to Company, would have accrued on any Guarantied Obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding; and

          (b)  those expenses set forth in subsection 2.8 hereof.

     2.2  Limitation on Amount Guarantied; Contribution by Guarantors.

          (a) Anything contained in this Guaranty to the contrary notwithstanding, if any Fraudulent Transfer Law (as hereinafter defined) is determined by a court of competent jurisdiction to be applicable to the obligations of any Guarantor under this Guaranty, the obligations of such Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (i) in respect of intercompany indebtedness to Company or other affiliates of Company to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and (ii) under any guaranty of


                                     VII-3

Subordinated Indebtedness which guaranty contains a limitation as to maximum amount similar to that set forth in this subsection 2.2(a), pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement (including without limitation any such right of contribution under subsection 2.2(b)).

          (b) Guarantors under this Guaranty together desire to allocate among themselves (collectively, the "Contributing Guarantors"), in a fair and equitable manner, their obligations arising under this Guaranty.
Accordingly, in the event any payment or distribution is made on any date by any Guarantor under this Guaranty (a "Funding Guarantor") that exceeds its Fair Share (as defined below) as of such date, that Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the amount of such other Contributing Guarantor's Fair Share Shortfall (as defined below) as of such date, with the result that all such contributions will cause each Contributing Guarantor's Aggregate Payments (as defined below) to equal its Fair Share as of such date. "Fair Share" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Fair Share Contribution Amount (as defined below) with respect to such Contributing Guarantor to (y) the aggregate of the Fair Share Contribution Amounts with respect to all Contributing Guarantors multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the obligations guarantied. "Fair Share Shortfall" means, with respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the Aggregate Payments of such Contributing Guarantor. "Fair Share Contribution Amount" means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty determined as of such date, in the case of any Guarantor, in accordance with subsection 2.2(a); provided that, solely for purposes of calculating the "Fair Share Contribution Amount" with respect to any Contributing Guarantor for purposes of this subsection 2.2(b), any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. "Aggregate Payments" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (i) the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty (including in respect of this subsection 2.2(b)) minus (ii) the aggregate amount of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as


                                     VII-4
contributions under this subsection 2.2(b). The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this subsection 2.2(b) shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder.

     2.3  Payment by Guarantors: Application of Payments.

          Subject to the provisions of subsection 2.2(a), Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of Company to pay any of the Guarantied Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), Guarantors will upon demand pay, or cause to be paid, in cash, to Guarantied Party for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guarantied Obligations then due as aforesaid, accrued and unpaid interest on such Guarantied Obligations (including without limitation interest which, but for the filing of a petition in bankruptcy with respect to Company, would have accrued on such Guarantied Obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding) and all other Guarantied Obligations then owed to Beneficiaries as aforesaid. All such payments shall be applied promptly from time to time by Guarantied Party as provided in subsection 2.4D of the Credit Agreement.

     2.4  Liability of Guarantors Absolute.

          Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

          (a) This Guaranty is a guaranty of payment when due and not of collectibility.

          (b) Guarantied Party may enforce this Guaranty upon the occurrence of an Event of Default under the Credit Agreement or the occurrence of an Early Termination Date (as defined in a Master Agreement or an Interest Rate Swap Agreement or Interest Rate and Currency Exchange Agreement in the form prepared by the International Swap and Derivatives Association Inc. or a similar event under any similar swap agreement) under any Lender Interest Rate Agreement (either such occurrence being an "Event of


                                     VII-5

     Default" for purposes of this Guaranty) notwithstanding the existence of any dispute between Company and any Beneficiary with respect to the existence of such Event of Default.

          (c) The obligations of each Guarantor hereunder are independent of the obligations of Company under the Loan Documents or the Lender Interest Rate Agreements and the obligations of any other guarantor (including any other Guarantor) of the obligations of Company under the Loan Documents or the Lender Interest Rate Agreements, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against Company or any of such other guarantors and whether or not Company is joined in any such action or actions.

          (d) Payment by any Guarantor of a portion, but not all, of the Guarantied Obligations shall in no way limit, affect, modify or abridge any Guarantor's liability for any portion of the Guarantied Obligations which has not been paid. Without limiting the generality of the foregoing, if Guarantied Party is awarded a judgment in any suit brought to enforce any Guarantor's covenant to pay a portion of the Guarantied Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guarantied Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor's liability hereunder in respect of the Guarantied Obligations.

          (e) Any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guarantied Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof,


                                     VII-6
     or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent with the Credit Agreement or the applicable Lender Interest Rate Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against Company or any security for the Guarantied Obligations; and (vi) exercise any other rights available to it under the Loan Documents or the Lender Interest Rate Agreements.

          (f) This Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guarantied Obligations), including without limitation the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents the Lender Interest Rate Agreements, at law, in equity or otherwise) with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Credit Agreement, any of the other Loan Documents, any of the Lender Interest Rate Agreements or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guarantied Obligations, in each case whether or not in accordance with the terms of the Credit Agreement or such Loan Document, such Lender Interest Rate Agreement or any agreement relating to such other guaranty or security; (iii) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Loan Documents or any of the Lender Interest Rate Agreements or from the proceeds of any security for the Guarantied Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guarantied Obligations) to the payment of indebtedness other than the Guarantied Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guarantied Obligations; (v) any Beneficiary's consent to the change, reorganization or termination of the corporate structure or existence of Company or any of its Subsidiaries and to any


                                     VII-7
     corresponding restructuring of the Guarantied Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations; (vii) any defenses, set-offs or counterclaims which Company may allege or assert against any Beneficiary in respect of the Guarantied Obligations, including, but not limited to, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obliger in respect of the Guarantied Obligations.

     2.5  Waivers by Guarantors.

          Each Guarantor hereby waives, for the benefit of Beneficiaries:

          (a) any right to require any Beneficiary, as a condition of payment or performance by such Guarantor, to (i) proceed against Company, any other guarantor (including any other Guarantor) of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from Company, any such other guarantor or any other Person (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of Company or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary whatsoever;

          (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Company including without limitation any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Company from any cause other than payment in full of the Guarantied Obligations;

          (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

          (d) any defense based upon any Beneficiary's errors or omissions in the administration of the Guarantied Obligations, except behavior which amounts to bad faith;

          (e)(i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor's obligations hereunder,
     (ii) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv)


                                     VII-8
     promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto;

          (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Credit Agreement, the Lender Interest Rate Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to Company and notices of any of the matters referred to in subsection 2.4 and any right to consent to any thereof; and

          (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

     2.6  Guarantors' Rights of Subrogation, Contribution, Etc.

          Until the Guarantied Obligations have been paid in full and the Commitments terminated, each Guarantor hereby waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Company or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including, without limitation, (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Company, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Company, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guarantied Obligations shall have been paid in full and the Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guarantied Obligations (including without limitation any such right of contribution under subsection 2.2(b)). Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Company or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against Company, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to any Guarantor on


                                     VII-9
account of any such subrogation, reimbursement, indemnification or contribution rights at any tine when all Guarantied Obligations shall not have been paid in full, such amount shall be held in trust for Guarantied Party on behalf of Beneficiaries and shall forthwith be paid over to Guarantied Party for the benefit of Beneficiaries to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms hereof.

     2.7  Subordination of Other Obligations.

          Any indebtedness of Company or any Guarantor now or hereafter held by any Guarantor (the "Obligee Guarantor") is hereby subordinated in right of payment to the Guarantied Obligations, and any such indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Guarantied Party on behalf of Beneficiaries and shall forthwith be paid over to Guarantied Party for the benefit of Beneficiaries to be credited and applied against the Guarantied Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision of this Guaranty.

     2.8  Expenses.

          Guarantors jointly and severally agree to pay, or cause to be paid, on demand, and to save Beneficiaries harmless against liability for, any and all costs and expenses (including fees and disbursements of counsel and allocated costs of internal counsel) incurred or expended by any Beneficiary in connection with the enforcement of or preservation of any rights under this Guaranty.

     2.9  Continuing Guaranty.

          This Guaranty is a continuing guaranty and shall remain in effect until all of the Guarantied Obligations shall have been paid in full and the Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.

     2.10 Authority of Guarantors or Company.

          It is not necessary for any Beneficiary to inquire into the capacity or powers of any Guarantor or Company or the officers, directors or any agents acting or purporting to act on behalf of any of them.

     2.11 Financial Condition of Company.

          Any Loans may be granted to Company or continued from time to time, and any Lender Interest Rate Agreement may be entered into from time to time, in each case without notice to or authorization from any Guarantor regardless of the financial or other condition of Company at the time of any such grant or


                                     VII-10
continuation or at the time such Lender Interest Rate Agreement is entered into, as the case may be. No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor's assessment, of the financial condition of Company. Each Guarantor has adequate means to obtain information from Company on a continuing basis concerning the financial condition of Company and its ability to perform its obligations under the Loan Documents and the Lender Interest Rate Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Company and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of Company now known or hereafter known by any Beneficiary.

     2.12 Rights Cumulative.

          The rights,powers and remedies given to Beneficiaries by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Beneficiaries by virtue of any statute or rule of law or in any of the other Loan Documents, any of the Lender Interest Rate Agreements or any agreement between any Guarantor and any Beneficiary or Beneficiaries or between Company and any Beneficiary or Beneficiaries. Any forbearance or failure to exercise, and any delay by any Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

     2.13 Bankruptcy; Post-Petition Interest; Reinstatement of Guaranty.

          (a) So long as any Guarantied Obligations remain outstanding, no Guarantor shall, without the prior written consent of Guarantied Party acting pursuant to the instructions of Requisite Obligees (as defined in subsection 3.14), commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency proceedings of or against Company. The obligations of Guarantors under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Company or by any defense which Company may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

          (b) Each Guarantor acknowledges and agrees that any interest on any portion of the Guarantied Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as


                                     VII-11
would have accrued on such portion of the Guarantied Obligations if said proceedings had not been commenced) shall be included in the Guarantied Obligations because it is the intention of Guarantors and Beneficiaries that the Guarantied Obligations which are guarantied by Guarantors pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve Company of any portion of such Guarantied Obligations. Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Guarantied Party, or allow the claim of Guarantied Party in respect of, any such interest accruing after the date on which such proceeding is commenced.

          (c) In the event that all or any portion of the Guarantied Obligations are paid by Company, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guarantied Obligations for all purposes under this Guaranty.

     2.14 Notice of Events.

          As soon as any Guarantor obtains knowledge thereof, such Guarantor shall give Guarantied Party written notice of any condition or event which has resulted in a breach of or noncompliance with any other condition or covenant contained herein.

     2.15 Set Off.

          In addition to any other rights any Beneficiary may have under law or in equity, if any amount shall at any time be due and owing by any Guarantor to any Beneficiary under this Guaranty, such Beneficiary is authorized at any time or from time to time upon the occurrence and during the continuation of any Event of Default, without notice (any such notice being hereby expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of such Beneficiary owing to such Guarantor and any other property of such Guarantor held by any Beneficiary to or for the credit or the account of such Guarantor against and on account of the Guarantied Obligations and liabilities of such Guarantor to any Beneficiary under this Guaranty.


                                     VII-12

     2.16 Discharge of Guaranty Upon Sale of Guarantor.

          If all of the stock of any Guarantor or any of its successors in interest under this Guaranty shall be sold or otherwise disposed of (including by merger or consolidation) in an Asset Sale not prohibited by subsection 7.7 of the Credit Agreement or otherwise consented to by Requisite Lenders, the Guaranty of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such Asset Sale; provided that, as a condition precedent to such discharge and release, Guarantied Party shall have received evidence satisfactory to it that arrangements satisfactory to it have been made for delivery to Guarantied Party of the applicable Net Cash Proceeds.

                                      SECTION 3.
                                    MISCELLANEOUS

     3.1  Survival of Warranties.

          All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty and the other Loan Documents and the Lender Interest Rate Agreements and any increase in the Commitments under the Credit Agreement.

     3.2  Notices.

          Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier and shall be deemed to have been given when delivered in person or by courier service, or upon receipt of telefacsimile or telex (with received answerback) or three Business Days after depositing it in the United States mail with postage pre-paid and properly addressed; provided, notices to Guarantied Party shall not be effective until received. For purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to any party, such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

     3.3  Severability.

          In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.


                                     VII-13

     3.4  Amendments and Waivers.

          No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall in any event be effective without the written concurrence of Guarantied Party and, in the case of any such amendment or modification, each Guarantor against whom enforcement of such amendment or modification is sought. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     3.5  Headings.

          Section and subsection headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

     3.6  Applicable Law; Rules of Construction.

          THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTORS AND BENEFICIARIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The rules of construction set forth in subsection 1.3 of the Credit Agreement shall be applicable to this Guaranty mutatis mutandis.

     3.7  Successors and Assigns.

          This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its respective successors and assigns. This Guaranty shall inure to the benefit of Beneficiaries and their respective successors and assigns. No Guarantor shall assign this Guaranty or any of the rights or obligations of such Guarantor hereunder without the prior written consent of all Lenders. Any Beneficiary may, without notice or consent, assign its interest in this Guaranty in whole or in part. The terms and provisions of this Guaranty shall inure to the benefit of any transferee or assignee of any Loan, and in the event of such transfer or assignment the rights and privileges herein conferred upon such Beneficiary shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

     3.8  Consent to Jurisdiction and Service of Process.

          ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK BY EXECUTING AND DELIVERING THIS GUARANTY, EACH GUARANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE


                                     VII-14

JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GUARANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 3.2; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GUARANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT BENEFICIARIES RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 3.8 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

     3.9  Waiver of Trial by Jury.

          EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, EACH BENEFICIARY HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each Guarantor and, by its acceptance of the benefits hereof, each Beneficiary (i) acknowledges that this waiver is a material inducement for such Guarantor and Beneficiaries to enter into a business relationship, that such Guarantor and Beneficiaries have already relied on this waiver in entering into this Guaranty or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION 3.9 AND EXECUTED BY GUARANTIED PARTY AND EACH GUARANTOR), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.


                                     VII-15

     3.10 No Other Writing.

          This writing is intended by Guarantors and Beneficiaries as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Guaranty. There are no conditions to the full effectiveness of this Guaranty.

     3.11 Further Assurances.

          At any time or from time to time, upon the request of Guarantied Party, Guarantors shall execute and deliver such further documents and do such other acts and things as Guarantied Party may reasonably request in order to effect fully the purposes of this Guaranty.

     3.12 Additional Guarantors.

          The initial Guarantors hereunder shall be such of the Subsidiaries of Company as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of Company may become parties hereto, as additional Guarantors (each an "Additional Guarantor") by executing a counterpart of this Guaranty. Upon delivery of any such counterpart to Administrative Agent, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary of Company to become an Additional Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

     3.13 Counterparts; Effectiveness.

          This Guaranty may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument. This Guaranty shall become effective as to each Guarantor upon the execution of a counterpart hereof by such Guarantor (whether or not a counterpart hereof shall have been executed by any other Guarantor) and receipt by Guarantied Party of written or telephonic notification of such execution and authorization of delivery thereof.

                                     VII-16

     3.14 Guarantied Party as Administrative Agent.

          (a) Guarantied Party has been appointed to act as Guarantied Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Guarantied Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action solely in accordance with this Guaranty and the Credit Agreement; provided that Guarantied Party shall exercise, or refrain from exercising, any remedies hereunder in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "Requisite Obligees"). In furtherance of the foregoing provisions of this subsection 3.14, each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to enforce this Guaranty, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Guarantied Party for the benefit of Beneficiaries in accordance with the terms of this subsection 3.14.

          (b) Guarantied Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Guarantied Party under this Guaranty; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Guarantied Party under this Guaranty; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Guarantied Party under this Guaranty. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Guarantied Party under this Guaranty, and the retiring or removed Guarantied Party under this Guaranty shall promptly (i) transfer to such successor Guarantied Party all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Guarantied Party under this Guaranty, and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Guarantied Party of the rights created hereunder, whereupon such retiring or removed Guarantied Party shall be discharged from its duties and obligations under this Guaranty.


                                     VII-17

After any retiring or removed Guarantied Party's resignation or removal hereunder as Guarantied Party, the provisions of this Guaranty shall inure to its benefit as to any actions taken or omitted to be taken by it under this Guaranty while it was Guarantied Party hereunder.

                     [Remainder of page intentionally left blank]


                                     VII-18

          IN WITNESS WHEREOF, each of the undersigned Guarantors has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.


                                          [GUARANTOR]


                                          By:
                                              Name:
                                              Title:


                                          Notice Address for the foregoing
                                          Guarantors:




                                          Attention:
                                          Facsimile:

                                          with a copy to:

                                          McCown De Leeuw & Co.
                                          101 East 52nd Street
                                          31st Floor
                                          New York, New York 10022
                                          Attention:  Tyler T. Zachem
                                          Facsimile:  (212) 355-6283
                                                      (212) 355-6945

                                          and a copy to:

                                          Dartford Partnership L.L.C.
                                          801 Montgomery Street, Suite 400
                                          San Francisco, California 94133
                                          Attention:  James B. Ardrey
                                          Facsimile:  (415) 982-3023

                                          and a copy to:

                                          White & Case
                                          1155 Avenue of the Americas
                                          New York, New York 10036
                                          Attention:  Frank L. Schiff, Esq.
                                          Facsimile:  (212) 819-7817


                                     VII-19

          IN WITNESS WHEREOF, the undersigned Additional Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of ____________, [199_][200_].

                                          [NAME OF ADDITIONAL GUARANTOR]



                                          By:
                                               Name:
                                               Title:

                                          Notice Address:



                                     VII-20

                                     EXHIBIT VIII

                              [FORM OF PLEDGE AGREEMENT]

                     THIRD AMENDED AND RESTATED PLEDGE AGREEMENT


          This THIRD AMENDED AND RESTATED PLEDGE AGREEMENT (this "Agreement") is dated as of July 1, 1998 and entered into by and among AURORA FOODS INC., a Delaware corporation ("Company" or "Pledgor"); provided that after the Effective Date, "Pledgors" shall mean and include Company and any Additional Pledgors (as hereinafter defined)), and THE CHASE MANHATTAN BANK, as administrative agent for and representative of (in such capacity herein called "Secured Party") the financial institutions ("Lenders") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).

                                PRELIMINARY STATEMENTS

          A. Pledgor is the legal and beneficial owner of (i) the shares of stock (the "Pledged Shares") described in Part A of Schedule I annexed hereto and issued by the corporations named therein and (ii) the indebtedness (the "Pledged Debt") described in Part B of said Schedule I and issued by the obligors named therein.

          B. Pursuant to that certain Third Amended and Restated Credit Agreement dated as of July 1, 1998 (said Third Amended and Restated Credit Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, Lenders, Secured Party, as Administrative Agent, National Westminster Bank PLC, as Syndication Agent, and UBS AG, Stamford Branch, as Documentation Agent, Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company.

          C. Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements (collectively, the "Lender Interest Rate Agreements") with one or more Lenders or their Affiliates (in such capacity, collectively, "Interest Rate Exchangers") in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof (all such obligations being the "Interest Rate Obligations"), together with all obligations of Company under the Credit Agreement and the other Loan Documents, be secured hereunder.

          D. Additional Pledgors shall execute and deliver counterparts to that certain Subsidiary Guaranty (said Subsidiary Guaranty, as it may be amended, restated, supplemented or

                                    VIII-1
otherwise modified from time to time, being the "Subsidiary Guaranty") in favor of Secured Party for the benefit of Lenders and any Interest Rate Exchangers, pursuant to which each Additional Pledgor shall guaranty the prompt payment and performance when due of all obligations of Company under the Credit Agreement and an obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof.

          E. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that each Pledgor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce Interest Rate Exchangers to enter into Lender Interest Rate Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Pledgor hereby agrees with Secured Party as follows:

SECTION 1. Pledge of Security.

          Each Pledgor hereby pledges and assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of Pledgor's right, title and interest in and to the following (the "Pledged Collateral"):

          (a) the Pledged Shares owned by such Pledgor and the certificates representing such Pledged Shares and any interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares; provided, however, that to the extent the issuer of any of the Pledged Shares is a controlled foreign corporation (used hereinafter as such term is defined in Section 957(a) or a successor provision of the Internal Revenue Code of 1986, as amended from time to time), such Pledgor shall only be required to pledge Pledged Shares of, certificates representing Pledged Shares of, and such interests pertaining to Pledged Shares of such issuer possessing up to but not exceeding 65% of the voting power of all classes of capital stock entitled to vote of such issuer, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

          (b) the Pledged Debt owned by such Pledgor and the instruments evidencing such Pledged Debt, and all interest, cash, instruments and other property or proceeds from time

                                    VIII-2
     to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Debt;

          (c) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of any Pledged Shares from time to time acquired by such Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares (all such shares, securities, warrants, options, rights, certificates, instruments and interests collectively being "Additional Pledged Shares"), and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Additional Pledged Shares; provided, however, that to the extent that the issuer of any Additional Pledged Shares is a controlled foreign corporation, such Pledgor shall only be required to pledge Additional Pledged Shares of such issuer possessing up to but not exceeding 65% of the voting power of all classes of capital stock entitled to vote of such issuer, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Additional Pledged Shares;

          (d) all additional indebtedness from time to time owed to such Pledgor by any obligor on any Pledged Debt and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

          (e) all shares of, and all securities convertible into and warrants, option and other rights to purchase or otherwise acquire, stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of such Pledgor (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such shares, securities, warrants, options or other rights and any interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such shares (all such shares, securities, warrants, options, rights, certificates, instruments and interests collectively being "New Pledged Shares"), and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options or other rights; provided, however, that

                                    VIII-3
     in the event that any such direct Subsidiary is a controlled foreign corporation, such Pledgor shall only be required to pledge New Pledged Shares of such Subsidiary possessing up to but not exceeding 65% of the voting power of all classes of capital stock entitled to vote of such Subsidiary, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such New Pledged Shares;

          (f) all indebtedness from time to time owed to such Pledgor by any Person that, after the date of this Agreement, becomes, as a result of such any occurrence, a direct or indirect Subsidiary of such Pledgor, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

          (g) to the extent not covered by clauses (a) through (f) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to such Pledgor or Secured Party from time to time with respect to any of the Pledged Collateral.

SECTION 2. Security for Obligations.

          This Agreement secures, and the Pledged Collateral pledged and assigned by each Pledgor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C.
Section 362(a)), of all Secured Obligations with respect to such Pledgor. "Secured Obligations" means

          (a) with respect to Company, all obligations and liabilities of every nature of Company now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and any Lender Interest Rate Agreements, and

          (b) with respect to each Additional Pledgor, all obligations and liabilities of every nature of Additional Pledgors now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty, in each case together with all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy

                                    VIII-4
with respect to Company, would accrue on such obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Pledgors now or hereafter existing under this Agreement.

SECTION 3. Delivery of Pledged Collateral.

          All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by the appropriate Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.
 Upon the occurrence and during the continuation of an Event of Default (as defined in the Credit Agreement) or the occurrence of an Early Termination Date (as defined in a Master Agreement or an Interest Rate Swap Agreement or Interest Rate and Currency Exchange Agreement in the form prepared by the International Swap and Derivatives Association Inc. or a similar event under any similar swap agreement) under any Lender Interest Rate Agreement (either such occurrence being an "Event of Default" for purposes of this Agreement), Secured Party shall have the right, without notice to any Pledgor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 7(a). In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

SECTION 4. Representations and Warranties.

          Each Pledgor represents and warrants as of the date it becomes a party hereto as follows:

          (a) Due Authorization, etc. of Pledged Collateral. All of the Pledged Shares owned by such Pledgor have been duly authorized and validly issued and are fully paid and non-assessable. All of the Pledged Debt owned by such Pledgor has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default.

                                    VIII-5

          (b) Description of Pledged Collateral. The Pledged Shares owned by such Pledgor constitute the percentage of the issued and outstanding shares of stock of each issuer thereof set forth on Schedule I annexed hereto, and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares. The Pledged Debt owned by such Pledgor constitutes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to such Pledgor.

          (c) Ownership of Pledged Collateral. Such Pledgor is the legal, record and beneficial owner of the Pledged Collateral owned by such Pledgor free and clear of any Lien except for the security interest created by this Agreement.

          (d) Perfection. The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Secured Obligations.

                                    VIII-6

SECTION 5. Transfers and Other Liens; Additional Pledged
Collateral; etc.

          Each Pledgor shall:

          (a) not, except as expressly permitted by the Credit Agreement, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement, or (iii) permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation; provided that if the surviving or resulting corporation upon any such merger or consolidation involving an issuer of Pledged Shares which is a controlled foreign corporation is a controlled foreign corporation, then such Pledgor shall only be required to pledge outstanding capital stock of such surviving or resulting corporation possessing up to but not exceeding 65% of the voting power of all classes of capital stock of such issuer entitled to vote; provided further that in the event any Pledgor makes an Asset Sale permitted by the Credit Agreement and the assets subject to such Asset Sale are Pledged Shares, Secured Party shall release the Pledged Shares that are the subject of such Asset Sale to such Pledgor free and clear of the lien and security interest under this Agreement concurrently with the consummation of such Asset Sale; and provided further, that as a condition precedent to such release, Secured Party shall have received evidence satisfactory to it that arrangements satisfactory to it have been made for delivery to Secured Party of the Net Cash Proceeds of such Asset Sale in the event and to the extent that all or any portion of such Net Cash Proceeds are required to be applied to prepay the Loans under the Credit Agreement.

          (b)(i) cause each issuer of Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to a Pledgor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Shares, and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of any Pledgor; provided, that notwithstanding anything contained in this clause (b) to the contrary, such Pledgor shall only be required to pledge the outstanding capital stock of a controlled foreign corporation possessing up to but not exceeding 65% of the voting power of all classes of capital stock of such controlled foreign corporation entitled to

                                    VIII-7
     vote;

          (c)(i) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to such Pledgor by any obligor on the Pledged Debt, and (ii) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed to such Pledgor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect Subsidiary of any Pledgor;

          (d) promptly deliver to Secured Party all written notices received by it with respect to the Pledged Collateral; and

          (e) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith; provided that such Pledgor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgement, writ or warrant of attachment entered or filed against Pledgor or any of the Pledged Collateral as a result of the failure to make such payment.

SECTION 6. Further Assurances; Pledge Amendments.

          (a) Each Pledgor agrees that from time to time, at the expense of Pledgors, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, such Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at Secured Party's request, appear in and defend any action or proceeding that may affect such Pledgor's title to or Secured Party's security interest in all or any part of the Pledged Collateral.

          (b) Each Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in Section 5(b) or (c), promptly (and in any event within five Business Days) deliver to Secured Party a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Schedule II annexed hereto (a "Pledge Amendment"), in respect of the additional Pledged Shares or Pledged Debt to be pledged pursuant to this Agreement. Each Pledgor hereby authorizes Secured Party to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares or Pledged Debt listed on any such Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Pledged Collateral; provided that the failure of a Pledgor to execute a Pledge Amendment with respect to any additional Pledged Shares or Pledged Debt pledged pursuant to this

                                    VIII-8

Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

SECTION 7. Voting Rights; Dividends; Etc.

          (a) Pledgors' Rights. So long as no Event of Default shall have occurred and be continuing:

             (i) Pledgors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement;

            (ii) Pledgors shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends and interest paid in respect of the Pledged Collateral; provided, however, that any and all

               (1) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

               (2) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

               (3) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Pledged Collateral,

shall be, and shall forthwith be delivered to Secured Party to hold as, Pledged Collateral and shall, if received by a Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of such Pledgor and be forthwith delivered to Secured Party as Pledged Collateral in the same form as so received (with all necessary endorsements); and

             (iii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to Pledgors all such proxies, dividend payment orders and other instruments as Pledgors may from time to time reasonably

                                    VIII-9
     request for the purpose of enabling Pledgors to exercise the voting and other consensual rights which they are entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which they are authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Secured Party's Rights. Upon acceleration of the maturity of the Loans in accordance with Section 8 of the Credit Agreement and upon the occurrence and during the continuation of an Event of Default:

             (i) upon written notice from Secured Party to a Pledgor, all rights of such Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights;

            (ii) all rights of Pledgors to receive the dividends and interest payments which they would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

           (iii) all dividends, principal and interest payments which are received by a Pledgor contrary to the provisions of paragraph (ii) of this
     Section 7(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Pledgor and shall forthwith be paid over to Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements).

          (c) Irrevocable Proxy. In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 7(a)(ii) or
Section 7(b)(ii), (i) each Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), each Pledgor hereby grants to Secured Party an IRREVOCABLE PROXY to vote the Pledged Shares owned by such Pledgor and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Shares would be entitled (including without limitation giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Shares on the record books of the issuer thereof)

                                    VIII-10
by any other Person (including the issuer of the Pledged Shares or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

SECTION 8. Secured Party Appointed Attorney-in-Fact.

          Each Pledgor hereby irrevocably appoints Secured Party as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

          (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral without the signature of such Pledgor;

          (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

          (c) to receive, endorse and collect any instruments made payable to such Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and

          (d) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Pledged Collateral.

SECTION 9. Secured Party May Perform.

          If any Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgors under Section 13(b).

SECTION 10. Standard of Care.

          The powers conferred on Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Pledged Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any

                                    VIII-11

Pledged Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Secured Party accords its own property consisting of negotiable securities.

SECTION 11. Remedies.

          (a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Pledged Collateral), and Secured Party may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Secured Party or any Lender or Interest Rate Exchanger may be the purchaser of any or all of the Pledged Collateral at any such sale and Secured Party, as agent for and representative of Lenders and Interest Rate Exchangers (but not any Lender or Lenders or Interest Rate Exchanger or Interest Rate Exchangers in its or their respective individual capacities unless Requisite Obligees (as defined in Section 15(a)) shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall

                                    VIII-12
constitute reasonable notification. Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, Pledgors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

          (b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions and, notwithstanding such circumstances, such Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

          (c) If Secured Party determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, each Pledgor shall and shall cause each issuer of any Pledged Shares owned by such Pledgor to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

SECTION 12. Application of Proceeds.

          All proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied as provided

                                    VIII-13
in subsection 2.4D of the Credit Agreement.

SECTION 13. Indemnity and Expenses.

          (a) Pledgors jointly and severally agree to indemnify Secured Party, each Lender and each Interest Rate Exchanger from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's or such Lender's or Interest Rate Exchanger's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          (b) Pledgors jointly and severally agree to pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral,
(iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

          (c) The obligations of Pledgors in this Section 13 shall survive the termination of this Agreement and the discharge of Pledgors' other obligations under this Agreement, the Lender Interest Rate Agreements, the Credit Agreement and the other Loan Documents.

SECTION 14. Continuing Security Interest; Transfer of Loans.

          This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Pledgors and their respective successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the applicable Pledgors. Upon any such termination Secured Party will, at Pledgors' expense, execute and deliver to Pledgors such documents as Pledgors shall reasonably request to evidence such termination and Pledgors shall be

                                    VIII-14
entitled to the return, upon their request and at their expense, against receipt and without recourse to Secured Party, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

SECTION 15. Secured Party as Administrative Agent.

          (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Pledged Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise, or refrain from exercising, any remedies provided for in Section 11 in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "Requisite Obligees"). In furtherance of the foregoing provisions of this Section 15(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Pledged Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this Section 15(a).

          (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder,

                                    VIII-15
together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

SECTION 16. Amendments; Etc.

     No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Pledgors; provided that any Pledge Amendment in the form of
Schedule II annexed hereto or any amendment hereto pursuant to Section 19 shall be effective upon execution by any Pledgor and Pledgors hereby waive any requirement of notice of or consent to any such Pledge Amendment or amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 17. Notices.

          Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex (with received answerback), or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Secured Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as provided in subsection 10.8 of the Credit Agreement or as set forth under such party's name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

SECTION 18. Failure or Indulgence Not Waiver; Remedies Cumulative.

          No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this

                                    VIII-16

Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 19. Additional Pledgors.

          From time to time subsequent to the date hereof, Subsidiaries of Company may become parties hereto, as additional Pledgors (each an "Additional Pledgor"), by executing an acknowledgement to this Agreement substantially in the form of Schedule III annexed hereto. Upon delivery of any such counterpart to Administrative Agent and Secured Party, notice of which is hereby waived by Pledgors, each such Additional Pledgor shall be a Pledgor and shall be as fully a party hereto as if such Additional Pledgor were an original signatory hereto. Each Pledgor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Pledgor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary of Company to become an Additional Pledgor hereunder. This Agreement shall be fully effective as to any Pledgor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Pledgor hereunder.

SECTION 20. Severability.

          In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 21. Headings.

          Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 22. Governing Law; Terms; Rules of Construction.

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined. The rules of construction set forth in subsection 1.3 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.

                                    VIII-17

SECTION 23. Consent to Jurisdiction and Service of Process.

          ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PLEDGOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH PLEDGOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 17; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH PLEDGOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MATTER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 23 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

SECTION 24. Waiver of Jury Trial.

          PLEDGORS AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Pledgor and Secured Party acknowledge that this waiver is a material inducement for Pledgors and Secured Party to enter into a business relationship, that Pledgors and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each Pledgor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 24 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

SECTION 25. Counterparts.

                                    VIII-18

          This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                     [Remainder of page intentionally left blank]

                                    VIII-19

          IN WITNESS WHEREOF, Pledgors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                   AURORA FOODS INC.


                                   By:
                                      ---------------------------------
                                      Name:
                                      Title:


                                   THE CHASE MANHATTAN BANK,
                                   as Secured Party



                                   By:
                                      ---------------------------------
                                      Name:
                                      Title:

                                    VIII-20

                                      SCHEDULE I
                                 TO PLEDGE AGREEMENT

          Attached to and forming a part of the Third Amended and Restated Pledge Agreement dated as of July 1, 1998, by and among the Pledgors referred to therein and The Chase Manhattan Bank, as Secured Party.


                                       Part A


                                              Par    Number    Percentage
                                             Value     of         of
                                Stock                Shares    Outstanding
          Stock   Class of   Certificate                        Shares
Pledgor  Issuer    Stock        Nos.                            Pledged
-------  ------   --------   -----------     -----   ------    -----------










                                        Part B

Pledgor                               Debt Issuer                  Amount of Indebtedness
-------                               -----------                  ----------------------







                                    VIII-21

                                     SCHEDULE II
                                 TO PLEDGE AGREEMENT

                              [FORM OF PLEDGE AMENDMENT]

          This Pledge Amendment, dated ____________, [199_] [200_] is delivered pursuant to Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Third Amended and Restated Pledge Agreement dated as of July 1, 1998, by and among the Pledgors referred to therein and The Chase Manhattan Bank, as Secured Party (the "Pledge Agreement", capitalized terms defined therein being used herein as therein defined), and that the [Pledged Shares] [Pledged Debt] listed on this Pledge Amendment shall be deemed to be part of the [Pledged Shares] [Pledged Debt] and shall become part of the Pledged Collateral and shall secure all Secured Obligations.


                                   [NAME OF PLEDGOR]



                                   By:
                                      ---------------------------------
                                      Name:
                                      Title:





Stock Issuer   Class of     Stock         Par Value   Number   Percentage of
                Stock     Certificate                   of      Outstanding
                             Nos.                     Shares   Shares Pledged
------------   --------   -----------     ---------   ------   --------------










                   Debt Issuer                    Amount of Indebtedness
                   -----------                    ----------------------







                                    VIII-22

                                     SCHEDULE III
                                 TO PLEDGE AGREEMENT

                           [FORM OF PLEDGE ACKNOWLEDGEMENT]



          This Pledge Acknowledgement, dated ____________, [199_] [200_], is delivered pursuant to Section 19 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Acknowledgement may be attached to the Third Amended and Restated Pledge Agreement dated July 1, 1998, by and among the Pledgors referred to therein and The Chase Manhattan Bank, as Secured Party (the "Pledge Agreement", capitalized terms defined therein being used herein as therein defined), that the undersigned by executing and delivering this Acknowledgement hereby becomes a Pledgor under the Pledge Agreement in accordance with Section 19 thereof and agrees to be bound by all of the terms thereof, and that the [Pledged Shares] [Pledged Debt] listed on this Pledge Acknowledgement shall be deemed to be part of the [Pledged Shares] [Pledged Debt] and shall become part of the Pledged Collateral and shall secure all Secured Obligations.


                                   [NAME OF ADDITIONAL PLEDGOR]



                                   By:
                                      ---------------------------------
                                      Name:
                                      Title:


                                   Notice Address:

                                   ------------------------------------
                                   ------------------------------------
                                   ------------------------------------
                                   ------------------------------------



                                    VIII-23





Stock Issuer   Class of     Stock         Par Value   Number   Percentage of
                Stock     Certificate                   of      Outstanding
                             Nos.                     Shares   Shares Pledged
------------   --------   -----------     ---------   ------   --------------










                   Debt Issuer                    Amount of Indebtedness
                   -----------                    ----------------------







                                    VIII-24

                                      EXHIBIT IX

                             [FORM OF SECURITY AGREEMENT]

                    THIRD AMENDED AND RESTATED SECURITY AGREEMENT


     This THIRD AMENDED AND RESTATED SECURITY AGREEMENT (this "Agreement") is dated as of July 1, 1998 and entered into by and among AURORA FOODS INC., a Delaware corporation ("Company" or "Grantor"); provided that after the Effective Date, "Grantors" shall mean and include Company and any Additional Grantors (as hereinafter defined)) and THE CHASE MANHATTAN BANK, as administrative agent for and representative of (in such capacity herein called "Secured Party") the financial institutions ("Lenders") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).

                                PRELIMINARY STATEMENTS

          A. Pursuant to that certain Third Amended and Restated Credit Agreement dated as of July 1, 1998 (said Third Amended and Restated Credit Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined) by and among Company, Lenders, Secured Party, as Administrative Agent, National Westminster Bank PLC, as Syndication Agent, and UBS AG, Stamford Branch, as Documentation Agent, Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company.

          B. Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements (collectively, the "Lender Interest Rate Agreements") with one or more Lenders or their Affiliates (in such capacity, collectively, "Interest Rate Exchangers") in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof (all such obligations being the "Interest Rate Obligations"), together with all obligations of Company under the Credit Agreement and the other Loan Documents, be secured hereunder.

          C. Additional Grantors shall execute and deliver counterparts to that certain Subsidiary Guaranty (said Subsidiary Guaranty, as it may be amended, restated, supplemented or otherwise modified from time to time, being the "Subsidiary Guaranty") in favor of Secured Party for the benefit of Lenders and any Interest Rate Exchangers, pursuant to which each Additional Grantor shall guaranty the prompt payment and performance when due of all obligations of Company under the Credit Agreement and the other Loan Documents and all obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof.

          D. It is a condition precedent to the extensions of credit by Lenders under the Credit Agreement that Grantors shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce Interest Rate Exchangers to enter into the Lender Interest Rate Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor hereby agrees with Secured Party as follows:


SECTION 1. Grant of Security.

          Each Grantor hereby assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of such Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Collateral"):

          (a) all equipment in all of its forms (including, but not limited to, all machinery, all computers, all data processing, computer or office equipment, all furniture and all trucks and other vehicles), all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

          (b) all inventory in all of its forms (including, but not limited to, (i) all goods held by such Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, samples, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in such Grantor's business, (iii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind, and (iv) all goods which are returned to or repossessed by such Grantor) and all accessions thereto and products thereof (all such inventory, accessions and products being the "Inventory") and all negotiable and non-negotiable documents of title (including without limitation warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "Negotiable Document of Title");

          (c) all accounts, contract rights, chattel paper, documents, instruments, general intangibles and other rights and obligations of any kind owned by or owing to such Grantor and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, general intangibles or other obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations being the "Accounts", and any and all such security agreements, leases and other contracts being the "Related Contracts");

          (d) all agreements to which such Grantor is a party, including without limitation those listed in Schedule 1(d) annexed hereto, as each such agreement may be amended, restated, supplemented or otherwise modified from time to time (said agreements, as so amended, restated, supplemented or otherwise modified, being referred to herein individually as an "Assigned Agreement" and collectively as the "Assigned Agreements"), including, without limitation, (i) all rights of such Grantor to receive moneys due or to become due under or pursuant to the Assigned Agreements,
     (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements,
     (iii) all claims of such Grantor for damages arising out of any breach of or default under the Assigned Agreements, and (iv) all rights of such Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

          (e) all cash, money, currency and deposit accounts, including without limitation demand, time, savings, passbooks or similar accounts maintained with Lenders or other banks, savings and loan associations or other financial institutions;

          (f) all trademarks, trademark applications, trade names, trade secrets, trade dress, service marks, business names, patents, patent applications, licenses, copyrights and copyright applications owned by such Grantor, and all goodwill associated with any of the foregoing;

          (g) to the extent not included in any other paragraph of this Section 1, all other general intangibles (including without limitation unpatented formulas, recipes, manufacturing methods and processes, inventions, discoveries, tax refunds, rights to payment or performance, choses in action and judgments taken on any rights or claims included in the Collateral);

          (h) all plant fixtures, business fixtures and other fixtures and storage and office facilities, and all accessions thereto and products thereof;

          (i) all books, records, ledger cards, files, sales records, sales and promotional data, invoices, product specifications, drawings, advertising materials, customer lists, cost and pricing information, supplier lists, business plans, catalogs, quality control manuals, blueprints, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

          (j) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

SECTION 2. Security for Obligations.

          This Agreement secures, and the Collateral assigned by each Grantor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of all Secured Obligations with respect to such Grantor. "Secured Obligations" means

          (a) with respect to Company, all obligations and liabilities of every nature of Company now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and any Lender Interest Rate Agreement, and

          (b) with respect to each Additional Grantor, all obligations and liabilities of every nature of Additional Grantors now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty, in each case together with all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Company, would accrue on such obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement.

SECTION 3. Grantors Remain Liable.

          Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 4. Representations and Warranties.

          Each Grantor represents and warrants as of the date it becomes a party hereto as follows:

          (a) Ownership of Collateral. Except as expressly permitted by the Credit Agreement and except for the security interest created by this Agreement, such Grantor owns the Collateral owned by such Grantor free and clear of any Lien.

          (b) Locations of Equipment and Inventory. All of the Equipment and Inventory is, as of the date such Grantor has become a party hereto, located at the places specified in Schedule 4(b) annexed hereto.

          (c) Negotiable Documents of Title. No Negotiable Documents of Title are outstanding with respect to any of the Inventory.

          (d) Office Locations. The chief place of business, the chief executive office and the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts are located at the locations set forth on Schedule 4(d) annexed hereto.

          (e) Names. No Grantor has in the past done, and no Grantor now does, business under any other name (including any trade-name or fictitious business name) except the names listed in Schedule 4(e) annexed hereto.

          (f) Delivery of Certain Collateral. All notes and other instruments (excluding checks) comprising any and all items of Collateral have been delivered to Secured Party duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank.

          (g) Perfection. The security interests in the Collateral granted to Secured Party for the ratable benefit of the Lenders and Interest Rate Exchangers hereunder constitute valid security interests in the Collateral. Upon the filing of UCC financing statements naming each Grantor as "debtor", naming Secured Party as "secured party" and describing the Collateral in the filing offices set forth on Schedule 4(g) annexed hereto, the security interests in the Collateral granted to Secured Party for the ratable benefit of the Lenders and Interest Rate Exchangers will, to the extent a security interest in the Collateral may be perfected by filing UCC financing statements, constitute perfected security interests therein prior to all other Liens.

SECTION 5. Further Assurances.

          (a) Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) at the request of Secured Party, mark conspicuously each item of chattel paper included in the Accounts, each Related Contract and, at the request of Secured Party, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) at the request of Secured Party, deliver and pledge to Secured Party hereunder all promissory notes and other instruments (including checks) and all original counterparts of chattel paper constituting Collateral, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iv) promptly after the acquisition by such Grantor of any item of Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, (v) within 30 days after the end of each calendar year and June 30 of each calendar year, deliver to Secured Party copies of all such applications or other documents filed during such semiannual period and copies of all such certificates of title issued during such semiannual period indicating the security interest created hereunder in the items of Equipment covered thereby, (vi) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, and (vii) at Secured Party's request, appear in and defend any action or proceeding that may affect such Grantor's title to or Secured Party's security interest in all or any part of the Collateral.

          (b) Each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of any Grantor. Each Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by such Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

          (c) Each Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

SECTION 6. Certain Covenants of Grantors.

          Each Grantor shall:

          (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

          (b) notify Secured Party of any change in such Grantor's name, identity or corporate structure within 15 days of such change;

          (c) give Secured Party 30 days' prior written notice of any change in such Grantor's chief place of business, chief executive office or residence or the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts; and

          (d) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided that such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgement, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment.

SECTION 7.  Special Covenants With Respect to Equipment and
          Inventory.

          Each Grantor shall:

          (a) keep the Equipment and Inventory owned by such Grantor at the places therefor specified on Schedule 4(b) annexed hereto or, upon 30 days' prior written notice to Secured Party, at such other places in jurisdictions where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory shall have been taken;

          (b) cause the Equipment owned by such Grantor to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with such Grantor's past practices. Each Grantor shall promptly furnish to Secured Party a statement respecting any material loss or damage to any of the Equipment owned by such Grantor;

          (c) keep correct and accurate records of Inventory owned by such Grantor, itemizing and describing the kind, type and quantity of such Inventory, such Grantor's cost therefor and (where applicable) the current list prices for such Inventory;

          (d) if any Inventory is in possession or control of any of such Grantor's agents or processors, if the aggregate book value of all such Inventory exceeds $300,000, and in any event upon the occurrence of an Event of Default (as defined in the Credit Agreement) or the occurrence of an Early Termination Date (as defined in a Master Agreement or an Interest Rate Swap Agreement or Interest Rate and Currency Exchange Agreement in the form prepared by the International Swap and Derivatives Association Inc. or a similar event under any similar swap agreement) under any Lender Interest Rate Agreement (either such occurrence being an "Event of Default" for purposes of this Agreement), instruct such agent or processor to hold all such Inventory for the account of Secured Party and subject to the instructions of Secured Party.

          (e) promptly upon the issuance and delivery to such Grantor of any Negotiable Document of Title, deliver such Negotiable Document of Title to Secured Party.

SECTION 8. Insurance.

          Each Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with the terms of the Credit Agreement.

SECTION 9. Special Covenants with respect to Accounts and Related
           Contracts.

          (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts and Related Contracts, and all originals of all chattel paper that evidence Accounts, at the location therefor specified in Section 4 or, upon 30 days' prior written notice to Secured Party, at such other location in a jurisdiction where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Accounts and Related Contracts shall have been taken. Each Grantor will hold and preserve such records and chattel paper and will permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper, and each Grantor agrees to render to Secured Party, at Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the request of Secured Party, each Grantor shall deliver to Secured Party complete and correct copies of each Related Contract.

          (b) Each Grantor shall, for not less than 3 years from the date on which such Account arose, maintain (i) complete records of each Account of such Grantor, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.

          (c) Except as otherwise provided in this subsection (c), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts and Related Contracts. In connection with such collections, each Grantor may take (and, at Secured Party's direction, shall take) such action as such Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default or a Potential Event of Default and upon written notice to such Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party and, upon such notification and at the expense of Grantors, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 18, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

SECTION 10. Special Provisions With Respect to the Assigned
            Agreements.

          (a)  Each Grantor shall at its expense:

             (i) if consistent with sound business practices, perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms, and take all such action to such end as may be from time to time requested by Secured Party; and

            (ii) upon the reasonable request of Secured Party, furnish to Secured Party, promptly upon receipt thereof, copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements, and from time to time (A) furnish to Secured Party such information and reports regarding the Assigned Agreements as Secured Party may reasonably request and (B) upon request of Secured Party make to the parties to such Assigned Agreements such demands and requests for information and reports or for action as such Grantor is entitled to make under the Assigned Agreements.

          (b) Upon the occurrence and during the continuance of an Event of Default, no Grantor shall:

             (i) cancel or terminate any of the Assigned Agreements or consent to or accept any cancellation or termination thereof;

            (ii) amend or otherwise modify the Assigned Agreements or give any consent, waiver or approval thereunder;

           (iii)    waive any default under or breech of the Assigned
     Agreements;

            (iv) consent to or permit or accept any prepayment of amounts to become due under or in connection with the

     Assigned Agreements, except as expressly provided therein; or

             (v) take any other action in connection with the Assigned Agreements that would materially impair the value of the interest or rights of such Grantor thereunder or that would materially impair the interest or rights of Secured Party.

SECTION 11. Deposit Accounts.

          Upon the occurrence and during the continuation of an Event of Default, Secured Party may exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from any deposit accounts maintained with Secured Party constituting part of the Collateral.

SECTION 12. License of Patents, Trademarks, Copyrights, etc.

          Each Grantor hereby assigns, transfers and conveys to Secured Party, effective upon the occurrence of any Event of Default, the nonexclusive right and license to use all trademarks, tradenames, copyrights, patents or technical processes owned or held by such Grantor that are necessary for the use and enjoyment of the Collateral and any other collateral granted by such Grantor as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable Secured Party to use, possess and realize on the Collateral and to enable any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor.

SECTION 13. Transfers and Other Liens.

          No Grantor shall:

          (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement; or

          (b) except for the security interest created by this Agreement, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person.

SECTION 14. Secured Partner Appointed Attorney-in-Fact.

          Each Grantor hereby irrevocably appoints Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor,

Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

          (a) upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to Secured Party pursuant to Section 8;

          (b) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (c) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

          (d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

          (e) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand;

          (f) upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

          (g) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantors' expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

SECTION 15. Secured Party May Perform.

          If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by such Grantor under Section 19(b).

SECTION 16. Standard of Care.

          The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

SECTION 17. Remedies.

          If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Collateral), and also may (a) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (b) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (c) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (d) take possession of any Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (c) and collecting any Secured Obligation, and (e) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. Secured Party or any Lender or Interest Rate Exchanger may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Lenders and Interest Rate Exchangers (but not any Lender or Lenders or Interest Rate Exchanger or Interest Rate
Exchangers in its or their respective individual capacities unless Requisite Obligees (as defined in Section 21(a)) shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against Secured
Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree.
If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

SECTION 18. Application of Proceeds.

          Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in subsection 2.4D of the Credit Agreement.

SECTION 19. Indemnity and Expenses.

          (a) Grantors jointly and severally agree to indemnify Secured Party, each Lender and each Interest Rate Exchanger from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's or such Lender's or Interest Rate Exchanger's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          (b) Grantors jointly and severally agree to pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement,
(ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

          (c) The obligations of Grantors in this Section 19 shall survive the termination of this Agreement and the discharge of Grantors' other obligations under this Agreement, the Lender Interest Rate Agreements, the Credit Agreement and the other Loan Documents.

SECTION 20. Continuing Security Interest; Transfer of Loans.

          This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Grantors and their respective successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon any such termination Secured Party will, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.

SECTION 21. Secured Party as Administrative Agent.

          (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise, or refrain from exercising, any remedies provided for in
Section 17 in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "Requisite Obligees"). In furtherance of the foregoing provisions of this Section 21(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this Section 21(a).

          (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

SECTION 22. Additional Grantors.

          From time to time subsequent to the date hereof, Subsidiaries of Company may become parties hereto as additional Grantors (each an "Additional Grantor") by executing a counterpart of this Agreement and delivering supplements to Schedule 4(b), Schedule 4(d), Schedule 4(e) and Schedule 4(g) in substantially the forms annexed hereto, which supplements shall thereby supplement and amend such Schedules. Upon delivery of any such counterpart to Administrative Agent and Secured Party, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 23. Amendments; Etc.

          No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantors; provided that any amendment hereto pursuant to Section 22 shall be effective upon execution by any Additional Grantor and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 24. Notices.

          Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex (with received answerback), or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Secured Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as provided in subsection 10.8 of the Credit Agreement or as set forth under such party's name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

SECTION 25. Failure or Indulgence Not Waiver; Remedies
            Cumulative.

          No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 26. Severability.

          In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 27. Headings.

          Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 28. Governing Law; Terms; Rules of Construction.

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR

COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined. The rules of construction set forth in subsection 1.3 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.

SECTION 29. Consent to Jurisdiction and Service of Process.

          ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 24; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 29 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

SECTION 30. Waiver of Jury Trial.

          GRANTORS AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Grantor and Secured Party acknowledge that this waiver is a material inducement for Grantors and Secured Party to enter into a business relationship, that Grantors and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each Grantor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 30 AND EXECUTED BY EACH OF THE PARTIES

HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

SECTION 31. Counterparts.

          This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                     [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, Grantors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                   AURORA FOODS INC.


                                   By:
                                      -------------------------------------
                                      Name:
                                      Title:


                                   THE CHASE MANHATTAN BANK,
                                   as Secured Party



                                   By:
                                      -------------------------------------
                                      Name:
                                      Title:

          IN WITNESS WHEREOF, the undersigned Additional Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of ____________________, [199_] [200_].



                                   [NAME OF ADDITIONAL GRANTOR]



                                   By:
                                      -------------------------------------
                                      Name:
                                      Title:


                                   Notice Address:

                                      -------------------------------------

                                      -------------------------------------

                                      -------------------------------------

                                      -------------------------------------

                                    SCHEDULE 1(d)
                                          TO
                                  SECURITY AGREEMENT

                                 Assigned Agreements



Name of Grantor                    Assigned Agreements



                                    SCHEDULE 4(b)
                                          TO
                                  SECURITY AGREEMENT

                         Locations of Equipment and Inventory



Name of Grantor       Locations of Equipment and Inventory




                                    SCHEDULE 4(d)
                                          TO
                                  SECURITY AGREEMENT

                                   Office Locations




Name of Grantor                    Office Locations




                                    SCHEDULE 4(e)
                                          TO
                                  SECURITY AGREEMENT

                                     Other Names




Name of Grantor                  Other Names



                                    SCHEDULE 4(g)
                                          TO
                                  SECURITY AGREEMENT

                                    Filing Offices

                                      EXHIBIT X

           [FORM OF VAN DE KAMP'S PATENT AND TRADEMARK SECURITY AGREEMENT]

                VAN DE KAMP'S PATENT AND TRADEMARK SECURITY AGREEMENT


          This VAN DE KAMP'S PATENT AND TRADEMARK SECURITY AGREEMENT (this "Agreement") is dated as of July 1, 1998 and entered into by and among AURORA FOODS INC., a Delaware corporation ("Company") (Company being referred to herein as a "Grantor"; provided that after the Effective Date, "Grantors" shall mean and include Company and any Additional Grantors (as hereinafter defined)), and THE CHASE MANHATTAN BANK, as administrative agent for and representative of (in such capacity herein called "Secured Party") the financial institutions ("Lenders") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).

                                PRELIMINARY STATEMENTS

          A. Pursuant to that certain Third Amended and Restated Credit Agreement dated as of July 1, 1998 (said Third Amended and Restated Credit Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined) by and among Company, Lenders, Secured Party, as Administrative Agent, National Westminster Bank PLC, as Syndication Agent, and UBS AG, Stamford Branch, as Documentation Agent, Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company.

          B. Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreement (collectively, the "Lender Interest Rate Agreements") with one or more Lenders or their Affiliates (in such capacity, collectively, "Interest Rate Exchangers") in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof (all such obligations being the "Interest Rate Obligations"), together with all obligations of Company under the Credit Agreement and the other Loan Documents, be secured hereunder.

          C. Additional Grantors shall execute and deliver counterparts to that certain Subsidiary Guaranty (said Subsidiary Guaranty, as it may be amended, restated, supplemented or otherwise modified from time to time, being the "Subsidiary Guaranty") in favor of Secured Party for the benefit of Lenders and any Interest Rate Exchangers, pursuant to which each Additional Grantor shall guaranty the prompt payment and performance when due of all obligations of Company under the Credit Agreement and the other Loan Documents and all obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof.

          D. Grantors own and use in their business, and will in the future adopt and so use, various intangible assets, including trademarks, service marks, designs, logos, indicia, trade names, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto (collectively, the "Trademarks").

          E. Secured Party desires Grantors to assign and grant to it a lien on and security interest in all of Grantors' existing and future Trademarks, all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (the "Registrations"), all common law and other rights in and to the Trademarks in the United States and any state thereof and in foreign countries (the "Trademark Rights"), all goodwill of Grantors' business symbolized by the Trademarks and associated therewith, including without limitation the documents and things described in Section 1(b) (the "Associated Goodwill"), and all proceeds of the Trademarks, the Registrations, the Trademark Rights and the Associated Goodwill, and Grantors agree to assign and grant to Secured Party a secured and protected interest in the Trademarks, the Registrations, the Trademark Rights, the Associated Goodwill and all the proceeds thereof as provided herein.

          F. Pursuant to the Security Agreement, each Grantor has assigned and granted to Secured Party a lien on and security interest in, among other assets, all Grantors' equipment, inventory, accounts and general intangibles relating to the products and services sold or delivered under or in connection with the Trademarks such that, upon the occurrence and during the continuation of an Event of Default (as defined in the Credit Agreement) or the occurrence of an Early Termination Date (as defined in a Master Agreement or an Interest Rate Swap Agreement or Interest Rate and Currency Exchange Agreement in the form prepared by the International Swap and Derivatives Association Inc. or a similar event under any similar swap agreement) under any Lender Interest Rate Agreement (either such occurrence being an "Event of Default" for purposes of this Agreement), Secured Party would be able to exercise its remedies consistent with the Security Agreement, this Agreement and applicable law to foreclose upon Grantors' business and use the Trademarks, the Registrations and the Trademark Rights in conjunction with the continued operation of such business, maintaining substantially the same product and service specifications and quality as maintained by Grantors, and benefit from the Associated Goodwill.

          G. It is a condition precedent to the extensions of credit by Lenders under the Credit Agreement that Grantors shall have assigned and granted the security interests and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce Interest Rate Exchangers to enter into the Lender Interest Rate Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor hereby agrees with Secured Party as follows:

SECTION 1. Assignment and Grant of Security.

          Each Grantor hereby grants to Secured Party a security interest in all of such Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Collateral"):

          (a) each of the Trademarks and rights and interests in Trademarks which are presently, or in the future may be, owned or held (whether pursuant to a license or otherwise) by such Grantor, in whole or in part (including without limitation the Trademarks specifically identified in Schedule I annexed hereto, as the same may be amended pursuant hereto from time to time), and including all Trademark Rights with respect thereto and all federal, state and foreign Registrations therefor heretofore or hereafter granted or applied for, the right (but not the obligation) to register claims under any state or federal trademark law or regulation or any trademark law or regulation of any foreign country and to apply for, renew and extend the Trademarks, Registrations and Trademark Rights, the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of such Grantor or in the name of Secured Party or otherwise for past, present and future infringements of the Trademarks, Registrations or Trademark Rights and all rights (but not obligations) corresponding thereto in the United States and any foreign country, and the Associated Goodwill; it being understood that the rights and interests included herein shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of such Grantor pertaining to the Trademarks, Registrations or Trademark Rights presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of such Grantor, only to the extent permitted by such licensing or other contracts or otherwise permitted by applicable law and, if not so permitted under any such contracts and applicable law, only with the consent of such third parties;

          (b) the following documents and things in such Grantor's possession, or subject to such Grantor's right to possession, related to (Y) the production, sale and delivery by such Grantor, or by any Affiliate, licensee or subcontractor of such Grantor, of products or services sold or delivered by or under the authority of such Grantor in connection with the Trademarks, Registrations or Trademark Rights (which products and services shall, for purposes of this Agreement, be deemed to include, without limitation, products and services sold or delivered pursuant to merchandising operations utilizing any Trademarks, Registrations or Trademark Rights); or (Z) any retail or other merchandising operations conducted under the name of or in connection with the Trademarks, Registrations or Trademark Rights by such Grantor or any Affiliate, licensee or subcontractor of such Grantor:

               (i) all lists and ancillary documents that identify and describe any of such Grantor's customers, or those of their Affiliates, licensees or subcontractors, for products sold and services delivered under or in connection with the Trademarks or Trademark Rights, including without limitation any lists and ancillary documents that contain a customer's name and address, the name and address of any of its warehouses, branches or other places of business, the identity of the Person or Persons having the principal responsibility on a customer's behalf for ordering products or services of the kind supplied by such Grantor, or the credit, payment, discount, delivery or other sale terms applicable to such customer, together with information setting forth the total purchases, by brand, product, service, style, size or other criteria, and the patterns of such purchases;

               (ii) all product and service specification documents and production and quality control manuals used in the manufacture or delivery of products and services sold or delivered under or in connection with the Trademarks or Trademark Rights;

               (iii) all documents which reveal the name and address of any source of supply, and any terms of purchase and delivery, for any and all materials, components and services used in the production of products and services sold or delivered under or in connection with the Trademarks or Trademark Rights; and

               (iv) all documents constituting or concerning the then current or proposed advertising and promotion by such Grantor or its Affiliates, licensees or subcontractors of products and services sold or delivered under or in connection with the Trademarks or Trademark Rights including, without limitation, all documents which reveal the media used or to be used and the cost for all such advertising conducted within the described period or planned for such products and services; and

          (c) all patents and patent applications and rights and interests in patents and patent applications that are presently, or in the future may be, owned, held (whether pursuant to a license or otherwise) or used by such Grantor in whole or in part (including, without limitation, the patents and patent applications listed in Schedule II annexed hereto, as the same may be amended pursuant hereto from time to time), all rights (but not obligations) corresponding thereto (including without limitation the right (but not the obligation) to sue for past, present and future infringements in the name of such Grantor or in the name of Secured Party), and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "Patents"); it being understood that the rights and interests assigned hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of such Grantor pertaining to any Patent presently or in the future owned, held or used by third parties but, in the case of third parties which are not Affiliates of such Grantor, only to the extent permitted by such licensing or other contracts or otherwise permitted by applicable law and, if not so permitted under any such contracts and applicable law, only with the consent of such third parties;

          (d) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

          (e) all proceeds, products, rents and profits (including without limitation license royalties and proceeds of infringement suits) of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

SECTION 2. Security for Obligations.

          This Agreement secures, and the Collateral assigned by each Grantor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of all Secured Obligations with respect to such Grantor. "Secured Obligations" means

          (a) with respect to Company, all obligations and liabilities of every nature of Company now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and any Lender Interest Rate Agreement, and

          (b) with respect to each Additional Grantor, all obligations and liabilities of every nature of Grantors now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty, in each case together with all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Company, would accrue on such obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest, Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement.

SECTION 3. Grantors Remain Liable.

          Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 4. Representations and Warranties.

          Each Grantor represents and warrants as of the date it becomes a party hereto as follows:

          (a) Ownership of Collateral. Except as expressly permitted by the Credit Agreement and for the security interest assigned and created by this Agreement, such Grantor is the legal and beneficial owner of the entire right, title and interest in and to (i) each Material Trademark Property (as defined in subsection 4(b) of this Agreement), free and clear of any Lien other than Liens of mechanics, materialmen, attorneys and other similar liens imposed by laws in the ordinary course of business in connection with the establishment, creation or application for Registration of any Trademarks, Registrations or Trademark Rights for sums not yet delinquent or being contested in good faith (such Liens being referred to herein as "Permitted Trademark Liens"), and (ii) each Material Patent (as defined in subsection 4(b) of this Agreement), free and clear of any Lien other than Liens of mechanics, materialmen, attorneys and other similar liens imposed by law in the ordinary course of business in connection with the establishment, creation or application for any Patent for sums not yet delinquent or being contested in good faith (such Liens being referred to herein as "Permitted Patent Liens"). Except such as may have been filed in favor of Secured Party relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office, including the United States Patent and Trademark Office.

          (b) Description of Collateral. A true and complete list of all Trademarks, Registrations and Trademark Rights owned or held (whether pursuant to a license or otherwise) by such Grantor, in whole or in part, as of the date such Grantor has entered into this Agreement is set forth in
     Schedule I annexed hereto. Each Trademark, Registration or Trademark Right designated on Schedule I annexed hereto as a Material Trademark Property, and each other Trademark, Registration or Trademark Right hereafter arising or otherwise owned or held by any Grantor that is material to any of such Grantor's business or operations is referred to herein as a "Material Trademark Property". A true and complete list of all Patents owned or held (whether pursuant to a license or otherwise) by such Grantor, in whole or in part, as of the date such Grantor has entered into this Agreement is set forth in Schedule II annexed hereto. Each Patent designated on Schedule II annexed hereto as a Material Patent and each other Patent hereafter arising or otherwise owned or held by such Grantor that is material to any of such Grantor's business or operations is referred to herein as a "Material Patent".

          (c) Validity and Enforceability of Collateral. To the knowledge of Grantors, each Material Trademark Property and each Material Patent is valid, subsisting and enforceable. As of the date each Grantor has entered into this Agreement, such Grantor is not aware of any pending or threatened claim by any third party that any Material Trademark Property or any Material Patent is invalid or unenforceable or that the use of any Material Trademark Property or any Material Patent violates the rights of any third person or of any basis for any such claim, and there is no such pending or threatened claim whether arising prior to or after the Effective Date, that could reasonably be expected to have a Material Adverse Effect.

          (d) Office Locations. The chief place of business, the chief executive office and the office where such Grantor keeps its records regarding the Collateral is at the locations set forth on Schedule III annexed hereto.

          (e) Names. No Grantor has in the past done, and no Grantor now does, business under any other name (including any trade name or fictitious business name) except under the names listed on Schedule IV annexed hereto.

          (f) Perfection. The security interests in the Collateral granted to Secured Party for the ratable benefit of the Lenders and Interest Rate Exchangers hereunder constitute valid security interests in the Collateral. Upon the filing of UCC financing statements naming each Grantor as "debtor", naming Secured Party as "secured party" and describing the Collateral in the filing offices set forth on Schedule V annexed hereto and the recording of this Agreement with the United States Patent and Trademark Office, the security interests in the Collateral granted to Secured Party for the ratable benefit of the Lenders and Interest Rate Exchangers will, to the extent a security interest in the Collateral may be perfected by filing UCC financing statements and recording this Agreement, constitute valid and perfected security interests therein prior to all other Liens (subject only to Permitted Patent Liens and Permitted Trademark Liens).

SECTION 5. Further Assurances; New Trademarks,
           Registrations and Trademark Rights;
           New Patents and Patent Applications;
           Certain Inspection Rights.

          (a) Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest assigned or purported to be assigned or granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) at the request of Secured Party, take reasonable steps to indicate that such Collateral is subject to the security interest granted hereby, (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iii) use its best efforts to obtain any necessary consents of third parties to the assignment and perfection of a security interest to Secured Party with respect to any Collateral, and

(iv) at Secured Party's request, appear in and defend any action or proceeding that may materially affect such Grantor's title to or Secured Party's security interest in all or any part of the Collateral.

          (b) Each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of any Grantor. Each Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by such Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

          (c) Each Grantor hereby authorizes Secured Party to modify this Agreement without obtaining such Grantor's approval of or signature to such modification by (i) amending Schedule I annexed hereto to include reference to any right, title or interest in any existing Trademark, Registration or Trademark Right or any Trademark, Registration or Trademark Right acquired or developed by any Grantor after its execution hereof or to delete any reference to any right, title or interest in any Trademark, Registration or Trademark Right in which no Grantor has or claims any right, title or interest, or (ii) amending Schedule II annexed hereto to include reference to any right, title or interest in any existing Patent or any Patent acquired or developed by any Grantor after its execution hereof or to delete any reference to any right, title or interest in any Patent in which no Grantor has or claims any right, title or interest.

          (d) Each Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

          (e) If any Grantor shall obtain rights to any new Trademarks, Registrations or Trademark Rights, or to any patentable inventions, or become entitled to the benefit of any patent application or patent or any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement in any Patent, the provisions of this Agreement shall automatically apply thereto. Each Grantor shall promptly notify Secured Party in writing of any of the foregoing rights or benefits, including, without limitation, rights to any new Trademarks or Trademark Rights, acquired by such Grantor after the date hereof and of any Registrations issued or applications for Registration made after the date hereof, which notice shall state whether such Trademark, Registration or Trademark Right constitutes a Material Trademark Property or whether such Patent constitutes a Material Patent. Within a reasonable time after the filing of an application for Registration for any Trademark, or an application for any Patent the applicable Grantor shall execute, deliver and record in all places where this Agreement is recorded an appropriate Patent and Trademark Security Agreement, substantially in the form hereof, with appropriate insertions, or an amendment to this Agreement, in form and substance satisfactory to Secured Party, pursuant to which such Grantor shall assign and grant a security interest to the extent of its interest in such Registration or Patent as provided herein to Secured Party unless so doing would, in the reasonable judgment of such Grantor, after due inquiry, result in the grant of a Patent or Registration in the name of Secured Party, in which event such Grantor shall give written notice to Secured Party as soon as reasonably practicable and the filing shall instead be undertaken as soon as practicable but in no case later than immediately following the grant of such Patent or Registration.

          (f) Each Grantor hereby grants to Secured Party and its employees, representatives and agents the right to visit such Grantor's and any of its Affiliate's or subcontractor's plants, facilities and other places of business that are utilized in connection with the manufacture, production, inspection, storage or sale of products and services sold or delivered under any of the Patents, Trademarks, Registrations or Trademark Rights (or which were so utilized during the prior six month period), and to inspect the quality control and all other records relating thereto upon reasonable notice to such Grantor and as often as may be reasonably requested.

SECTION 6. Certain Covenants of Grantors.

     Each Grantor shall:

          (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

          (b) notify Secured Party of any change in such Grantor's name, identity or corporate structure within 15 days of such change;

          (c) give Secured Party 30 days' prior written notice of any change in such Grantor's chief place of business or chief executive office or the office where such Grantor keeps its records regarding the Collateral;

          (d) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided that such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment;

          (e) not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement;

          (f) except for Permitted Patent Liens and Permitted Trademark Liens and the security interest assigned and created by this Agreement, not create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person;

          (g) diligently keep reasonable records respecting the Collateral assigned by it hereunder and at all times keep at least one complete set of its records concerning substantially all of the Patents, Trademarks, Registrations and Trademark Rights at its chief executive office or principal place of business;

          (h) not permit the inclusion in any contract to which it becomes a party of any provision that could or might in any way conflict with this Agreement or impair or prevent the assignment and creation of a security interest in any Grantor's rights and interests in any property included within the definitions of any Patents, Trademarks, Registrations, Trademark Rights and Associated Goodwill acquired;

          (i) use proper statutory notice in connection with its use of each Material Patent and Material Trademark Property to the extent reasonably necessary for the protection of such Material Patent or Material Trademark Property;

          (j) use consistent standards of quality (which may be consistent with such Grantor's past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks, Registrations and Trademark Rights, including, to the extent applicable, in the operation and maintenance of its retail stores and other merchandising operations; and

          (k) upon any officer of such Grantor obtaining knowledge thereof, promptly notify Secured Party in writing of any event that may materially and adversely affect the value of the Collateral or any portion thereof, the ability of any Grantor or Secured Party to dispose of the Collateral or any portion thereof, or the rights and remedies of Secured Party in relation thereto, including without limitation the levy of any legal process against the Collateral or any portion thereof

SECTION 7. Amounts Payable in Respect of the Collateral.

          Except as otherwise provided in this Section 7, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to Grantors in respect of the Collateral or any portion thereof. In connection with such collections, each Grantor may take (and, at Secured Party's direction, shall take) such action as such Grantor or Secured Party may deem necessary or advisable to enforce collection of such amounts; provided, however, that Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default or a Potential Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest assigned and created hereby, and to direct such obligors to make payment of all such amounts directly to Secured Party, and, upon such notification and at the expense of Grantors, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 14, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obliger with respect thereto or allow any credit or discount thereon.

SECTION 8. Patent or Trademark Applications and Litigation.

          (a) Each Grantor shall have the duty diligently to prosecute any trademark application relating to any Material Trademark Property that is pending as of the date such Grantor has entered into this Agreement, to make federal application on any existing or future registerable but unregistered Material Trademark Property (whenever it is commercially reasonable in the reasonable judgement of such Grantor to do so), and to file and prosecute opposition and cancellation proceedings, renew Registrations and do any and all acts which are necessary or desirable to preserve and maintain all rights in all Material Trademark Properties. Any expenses incurred in connection therewith shall be borne solely by Grantors. No Grantor shall abandon any Material Trademark Property unless it is commercially reasonable in the judgment of such Grantor to do so.

          (b) Each Grantor shall have the duty diligently to prosecute any patent application relating to any Material Patent that is pending as of the date such Grantor has entered into this Agreement and to do any and all acts which are necessary or desirable to preserve and maintain all rights in all Material Patents. Any expenses incurred in connection therewith shall be borne solely by Grantors. Each Grantor shall not, as to any patentable invention or Patent that constitutes or could constitute a Material Patent, abandon any pending patent application or any Patent without the prior written consent of Secured Party.

          (c) Except as provided in Section 8(e), each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution or other damage as are in its reasonable business judgment necessary to protect the Collateral. Secured Party shall provide, at Grantor's expense, all reasonable and necessary cooperation in connection with any such suit, proceeding or action including, without limitation, joining as a necessary party.

          (d) Each Grantor shall promptly, following its becoming aware thereof, notify Secured Party of the institution of, or of any adverse determination in, any proceeding (whether in the United States Patent and Trademark Office or any federal, state, local or foreign court) described in subsection 8(a), 8(b) or 8(c) or regarding such Grantor's claim of ownership in or right to use any of the Trademarks, Registrations or Trademark Rights, its right to register the same, or its right to keep and maintain such Registration. Such Grantor shall provide to Secured Party any information with respect thereto requested by Secured Party.

          (e) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, Secured Party shall have the right (but not the obligation) to bring suit, in the name of any Grantor, Secured Party or otherwise, to enforce any Patent, Trademark, Registration, Trademark Right and any license thereunder and to enforce its rights hereunder in Associated Goodwill, in which event each Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement and each Grantor shall promptly, upon demand, reimburse and indemnify Secured Party as provided in Section 15 in connection with the exercise of its rights under this Section 8. To the extent that Secured Party shall elect not to bring suit to enforce any Patent, Trademark, Registration, Trademark Right or any license thereunder or to enforce its rights hereunder in Associated Goodwill as provided in this Section 8(e), each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Patents, Trademarks, Registrations or Trademark Rights or of Grantors' or Secured Party's rights in Associated Goodwill by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing necessary to prevent such infringement.

SECTION 9. Non-Disturbance Agreements, etc.

          If and to the extent that any Grantor is permitted to license the Collateral, Secured Party shall enter into a non-disturbance agreement or other similar arrangement, at Grantors' request and expense, with such Grantor and any licensee of any Collateral permitted hereunder in form and substance satisfactory to Secured Party pursuant to which (a) Secured Party shall agree not to disturb or interfere with such licensee's rights under its license agreement with such Grantor so long as such licensee is not in default thereunder and (b) such licensee shall acknowledge and agree that the Collateral licensed to it is subject to the security interest assigned and created in favor of Secured Party and the other terms of this Agreement.

SECTION 10. Secured Party Appointed Attorney-in-Fact.

          Each Grantor hereby irrevocably appoints Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

          (a) upon the occurrence and during the continuance of an Event of Default, to endorse such Grantor's name on all applications, documents, papers and instruments necessary for Secured Party in the use or maintenance of the Collateral;

          (b) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (c) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

          (d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

          (e) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand; and

          (f) upon the occurrence and during the continuance of an Event of Default, (i) to execute and deliver any of the assignments or documents requested by Secured Party pursuant to Section 13(b), (ii) to grant or issue an exclusive or non-exclusive license to the Collateral or any portion thereof to any Person, and (iii) otherwise generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantors' expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

SECTION 11. Secured Party May Perform.

          If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by such Grantor under Section 15.

SECTION 12. Standard of Care.

          The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property of a similar nature.

SECTION 13. Remedies.

          If any Event of Default shall have occurred and be continuing:

          (a) Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate,
     (iv) take possession of any Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same for the purpose of taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) exercise any and all rights and remedies of Grantors under or in connection with the contracts related to the Collateral or otherwise in respect of the Collateral, including without limitation any and all rights of Grantors to demand or otherwise require payment of any amount under, or performance of any provision of, such contracts, and
     (vi) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable.
      Secured Party or any Lender or Interest Rate Exchanger may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Lenders and Interest Rate Exchangers (but not any Lender or Lenders or Interest Rate Exchanger or Interest Rate Exchangers in its or their respective individual capacities unless Requisite Obligees (as defined in Section 17(a)) shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale.
      Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured
     Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

          (b) Upon written demand from Secured Party, each Grantor shall execute and deliver to Secured Party an assignment or assignments of the Patents, Trademarks, Registrations, Trademark Rights and the Associated Goodwill and such other documents as are requested by Secured Party. Each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Secured Party (or any Lender) receives cash proceeds in respect of the sale of, or other realization upon, the Collateral.

          (c) Within five Business Days after written notice from Secured Party, each Grantor shall make available to Secured Party, to the extent within each applicable Grantor's power and authority, such personnel in such Grantor's employ on the date of such Event of Default as Secured Party may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Patents, Trademarks, Registrations and Trademark Rights, such persons to be available to perform their prior functions on Secured Party's behalf and to be compensated by Secured Party at Grantors' expense on a per diem, pro rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

SECTION 14. Application of Proceeds.

          Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in subsection 2.4D of the Credit Agreement.

SECTION 15. Indemnity and Expenses.

          (a) Grantors jointly and severally agree to indemnify Secured Party, each Lender and each Interest Rate Exchanger from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's or such Lender's or Interest Rate Exchanger's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          (b) Grantors jointly and severally agree to pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,
(iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

          (c) The obligations of Grantors in this Section 15 shall survive the termination of this Agreement and the discharge of Grantors' other obligations under this Agreement, the Interest Rate Agreements, the Credit Agreement and the other Loan Documents.

SECTION 16. Continuing Security Interest; Transfer of Loans.

          This Agreement shall assign and create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Grantors and their respective successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest assigned and granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon any such termination Secured Party will, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.

SECTION 17. Secured Party as Administrative Agent.

          (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise, or refrain from exercising, any remedies provided for in Section 13 in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as

"Requisite Obligees").  In furtherance of the foregoing provisions of this
Section 17(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this Section 17(a).

          (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

SECTION 18. Amendments; Etc.

          No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantors; provided that any amendment hereto pursuant to
Section 21 or Section 5(c) shall be effective upon execution by any Additional Grantor and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 19. Notices.

          Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex (with received answerback), or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Secured Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be provided in subsection 10.8 of the Credit Agreement or as set forth under such party's name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

SECTION 20. Failure or Indulgence Not Waiver;
            Remedies Cumulative.

          No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 21. Additional Grantors.

          From time to time subsequent to the date hereof, Subsidiaries of Company may become parties hereto as additional Grantors (each an "Additional Grantor") by executing an acknowledgement to this Agreement substantially in the form of Schedule VI annexed hereto. Upon delivery of any such acknowledgment to Administrative Agent and Secured Party, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 22. Severability.

          In case any provision in or obligation under this

Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 23. Headings.

          Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 24. Governing Law; Terms; Rules of Construction.

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined. The rules of construction set forth in subsection 1.3 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.

SECTION 25. Consent to Jurisdiction and Service of Process.

          ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 19; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 25 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

SECTION 26. Waiver of Jury Trial.

          GRANTORS AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Grantor and Secured Party acknowledge that this waiver is a material inducement for Grantors and Secured Party to enter into a business relationship, that Grantors and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each Grantor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 26 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

SECTION 27. Counterparts.

          This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                     [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, Grantors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                       AURORA FOODS INC.



                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       THE CHASE MANHATTAN BANK,
                                       as Secured Party



                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                      SCHEDULE I
                                          TO
                VAN DE KAMP'S PATENT AND TRADEMARK SECURITY AGREEMENT



Registered              United States              Registration         Registration
Owner               Trademark Description             Number                Date
------------        ---------------------          ------------         ------------







                                     SCHEDULE II
                                          TO
                VAN DE KAMP'S PATENT AND TRADEMARK SECURITY AGREEMENT


                                   PATENTS ISSUED
                                   --------------

        Patent No.                   Issue Date                  Invention
        ----------                   ----------                  ---------






                                  PATENTS PENDING


Applicant's Name          Date Filed          Application No.         Invention        Inventor
----------------          ----------          --------------          ---------        --------







                                     SCHEDULE III
                                          TO
                VAN DE KAMP'S PATENT AND TRADEMARK SECURITY AGREEMENT



                                        Office Locations
       Name of Grantor                  ----------------                Office Location
       ---------------                                                  ---------------






                                     SCHEDULE IV
                                          TO
                VAN DE KAMP'S PATENT AND TRADEMARK SECURITY AGREEMENT



                                      Other Names
     Name of Grantor                  -----------                     Other Names
     ---------------                                                  -----------







                                      SCHEDULE V
                                          TO
                VAN DE KAMP'S PATENT AND TRADEMARK SECURITY AGREEMENT

                                    Filing Offices
                                    --------------

                                     SCHEDULE VI
               TO VAN DE KAMP'S PATENT AND TRADEMARK SECURITY AGREEMENT

                              [FORM OF ACKNOWLEDGEMENT]

          This Acknowledgement, dated __________________, [199_] [200_], is delivered pursuant to Section 21 of the Van De Kamp's Patent and Trademark Security Agreement referred to below. The undersigned hereby agrees that this Acknowledgement may be attached to the Van De Kamp's Patent and Trademark Security Agreement dated July 1, 1998, by and among the Grantors referred to therein and The Chase Manhattan Bank, as Secured Party (the "Van De Kamp's Patent and Trademark Security Agreement", capitalized terms defined therein being used herein as therein defined), that the undersigned by executing and delivering this Acknowledgement hereby becomes a Grantor under the Van De Kamp's Patent and Trademark Security Agreement in accordance with
Section 21 thereof and agrees to be bound by all of the terms thereof, and that the Patents, Registrations and Trademark Rights described on this Acknowledgement shall be deemed to be part of the and shall become part of the Collateral and shall secure all Secured Obligations.

                                       [NAME OF ADDITIONAL GRANTOR]


                                        By:
                                           --------------------------------
                                           Name:
                                           Title:

                                        Notice Address:

                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------

                              Trademark Registrations


Registered          Trademark          Registration          Registration
  Owner            Description            Number                 Date               Jurisdiction
----------         -----------         ------------          ------------           ------------








                                 Patents Issued


Patent No.              Issue Date               Invention            Inventor
---------               ----------               ---------            --------









                                 Patents Pending


Applicant's Name          Date Filed           Application No.           Invention          Inventor
----------------          ----------           --------------            ---------          --------






                                      EXHIBIT XI

                           [FORM OF COMPLIANCE CERTIFICATE]

                                COMPLIANCE CERTIFICATE

THE UNDERSIGNED HEREBY CERTIFIES THAT:

          (1) I am the duly elected [Title] of Aurora Foods Inc., a Delaware corporation ("Company");

          (2) I have reviewed the terms of that certain Third Amended and Restated Credit Agreement dated as of July 1, 1998, by and among Company, the financial institutions listed therein as Lenders, The Chase Manhattan Bank, as Administrative Agent, National Westminster Bank PLC, as Syndication Agent, and UBS AG, Stamford Branch, as Documentation Agent, as amended, restated, supplemented or otherwise modified to the date hereof (said Third Amended and Restated Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "Credit Agreement", the terms defined therein and not otherwise defined in this Certificate (including Attachment No. 1 annexed hereto and made a part hereof) being used in this Certificate as therein defined), and the terms of the other Loan Documents, and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by the attached financial statements; and

          (3) The examination described in paragraph (2) above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Potential Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth below].

          [Set forth [below] [in a separate attachment to this Certificate] are all exceptions to paragraph (3) above listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Company has taken, is taking, or proposes to take with respect to each such condition or event:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

          The foregoing certifications, together with the computations set forth in Attachment No. 1 annexed hereto and made a part hereof and the financial statements delivered with this Certificate in support hereof, are made and delivered this __ day of ________, [199_] [200_] pursuant to subsection 6.1(iv) of the Credit Agreement.

                                       AURORA FOODS INC.


                                       By:
                                          ----------------------------------
                                          Name:
                                          Title:

                                   ATTACHMENT NO. 1
                              TO COMPLIANCE CERTIFICATE

          This Attachment No. 1 is attached to and made a part of a Compliance Certificate dated as of ______________, [199_][200_] and pertains to the period from ______________, [199_][200_], to [199_][200_]. Subsection references herein to relate to subsections of the Credit Agreement.


-------------------------------------------------------------------------------
A.   Indebtedness
-------------------------------------------------------------------------------
1.   Indebtedness under Capital Leases of
     the type described in subsection
     7.1(iii)(a):                                                  $__________
-------------------------------------------------------------------------------
2.   Indebtedness in respect of sale and
     lease-back transactions expressly
     permitted under subsection 7.8:                               $__________
-------------------------------------------------------------------------------
3.   Indebtedness secured by Liens permitted
     under subsection 7.2A(iii):                                   $__________
-------------------------------------------------------------------------------
4.   Indebtedness of the type described in
     subsection 7.1(iii) (A.1 + A.2 + A.3):                        $__________
-------------------------------------------------------------------------------
5.   Maximum Indebtedness permitted under
     subsection 7.1(iii):                                          $10,000,000
-------------------------------------------------------------------------------
6.   Aggregate principal amount of Permitted
     Seller Notes issued after the Effective
     Date:                                                         $__________
-------------------------------------------------------------------------------
7.   Maximum principal amount permitted under
     subsection 7.1(vii):                                          $10,000,000
-------------------------------------------------------------------------------
8.   Indebtedness of the type described in
     subsection 7.1(viii):                                         $__________
-------------------------------------------------------------------------------
9.   Maximum Indebtedness permitted under
     subsection 7.1(viii):                                         $15,000,000
-------------------------------------------------------------------------------
B.   Liens
-------------------------------------------------------------------------------
1.   Indebtedness secured by Liens described
     in subsection 7.2A(iii):                                      $__________
-------------------------------------------------------------------------------
2.   Original purchase price (or cost of
     acquisition, construction or improvement)
     of assets financed with Indebtedness
     secured by Liens permitted under
     subsection 7.2A(iii):                                         $__________
-------------------------------------------------------------------------------
3.   Percentage of purchase price (or cost of
     acquisition, construction or improvement)
     financed with Indebtedness secured by
     Liens permitted under subsection
     7.2A(iii) ((B. 1)/(B.2)):                                    $___________
-------------------------------------------------------------------------------
4.   Maximum percentage permitted to be
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     financed under subsection 7.2A(iii):                               100%
-------------------------------------------------------------------------------
5.   Minimum percentage permitted to be
     financed under subsection 7.2A(iii):                                80%
-------------------------------------------------------------------------------
6.   Proceeds of Indebtedness permitted by
     subsection 7.1(iii)(c) incurred during
     period and secured by Liens on assets:                        $__________
-------------------------------------------------------------------------------
7.   Fair market value of assets securing
     Liens described in item B.6:                                  $__________
-------------------------------------------------------------------------------
8.   Percentage of fair market value
     constituted by proceeds of Indebtedness
     ((B.6)/(B.7)):                                                $__________
-------------------------------------------------------------------------------
9.   Minimum percentage permitted under
     subsection 7.2A(iv):                                                80%
-------------------------------------------------------------------------------
10.  Indebtedness secured by Liens described
     in subsection 7.2A(vi):                                       $__________
-------------------------------------------------------------------------------
11.  Indebtedness secured by Liens on assets
     under Capital Leases permitted under
     subsection 7.2A(v):                                           $__________
-------------------------------------------------------------------------------
12.  Maximum Indebtedness permitted to be
     secured by Liens under subsection
     7.2A(vi):                                                     $2,500,000
-------------------------------------------------------------------------------
C.   Investments
-------------------------------------------------------------------------------
1.   Investments consisting of advances made
     during Fiscal Year-to-date to make
     payments contemplated by subsection
     7.5(v)(a):                                                    $__________
-------------------------------------------------------------------------------
2.   Minimum permitted under subsection
     7.5(v)(a):                                                    $_________
-------------------------------------------------------------------------------
3.   Investments of the type described in
     subsection 7.3(iii):                                          $__________
-------------------------------------------------------------------------------
4.   Maximum permitted under subsection
     7.3(v):                                                       $7,500,000
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
D.   Contingent Obligations
-------------------------------------------------------------------------------
1.   Net amount which Company would be liable
     to pay to counterparties under Interest
     Rate Agreements of the type described in
     subsection 7.4(iii) in the event such
     Interest Rate Agreements were terminated
     on the date hereof:                                           $__________
-------------------------------------------------------------------------------
2.   Maximum amount permitted under subsection
     7.4(iii):                                                     $2,500,000
-------------------------------------------------------------------------------
3.   Contingent Obligations under guarantees
     in the ordinary course of business of the
     type described in subsection 7.4(v):                          $__________
-------------------------------------------------------------------------------
4.   Maximum permitted under subsection
     7.4(v):                                                          $500,000
-------------------------------------------------------------------------------
5.   Contingent Obligations of the type
     described in subsection 7.4(vii):                             $__________
-------------------------------------------------------------------------------
6.   Maximum permitted under subsection
     7.4(vii):                                                        $500,000
-------------------------------------------------------------------------------
E.   Restricted Junior Payments
-------------------------------------------------------------------------------
1.   Restricted Junior Payments made during
     Fiscal Year-to-date of the type described
     in subsection 7.5(v)(a):                                      $__________
-------------------------------------------------------------------------------
2.   Aggregate advances made during Fiscal
     Year-to-date to make payments
     contemplated by subsection 7.5(v)(a) (E.1
     + C.1):                                                       $__________
-------------------------------------------------------------------------------
3.   Maximum permitted under subsection
     7.5(v)(a):                                                    $__________
-------------------------------------------------------------------------------
4.   Restricted Junior Payments made after the
     Effective Date of the type described in
     subsection 7.5(vi):                                           $__________
-------------------------------------------------------------------------------
5.   Maximum permitted under subsection
     7.5(vi):                                                      $2,000,000
-------------------------------------------------------------------------------
F.   Minimum Interest Coverage Ratio
     ([calculated on a pro forma basis for
     Fiscal Quarters ending prior to the
     Effective Date for the four-Fiscal
     Quarter period ending, _________ [199_]
     [200 ])                                                       $__________
-------------------------------------------------------------------------------
1.   Consolidated Net Income:
-------------------------------------------------------------------------------
2.   Consolidated Interest Expense (to the
     extent deducted in determining
     Consolidated Net Income):                                     $__________
-------------------------------------------------------------------------------
3.   Depreciation (to the extent deducted in

-------------------------------------------------------------------------------
     determining Consolidated Net Income):                         $__________
-------------------------------------------------------------------------------
4.   Depletion (to the extent deducted in
     determining Consolidated Net Income):                         $__________
-------------------------------------------------------------------------------
5.   Amortization (to the extent deducted in
     determining Consolidated Net Income):                         $__________
-------------------------------------------------------------------------------
6.   Federal, state, local and foreign income
     taxes (to the extent deducted in
     determining Consolidated Net Income):                         $__________
-------------------------------------------------------------------------------
7.   Transaction fees paid to the MDC Entities
     and/or Dartford and/or Fenway in
     connection with acquisitions made in
     accordance with the terms of the MDC
     Advisory Services Agreement, the Dartford
     Management Agreement and the Fenway
     Agreement (to the extent deducted in
     determining Consolidated Net Income):                         $__________
-------------------------------------------------------------------------------
8.   Non-recurring charges incurred prior to
     _________ __, 1998 with respect to
     relocation of Company's assets related to
     the Business and the Log Cabin Business
     (to the extent deducted in determining
     Consolidated Net Income) (if greater than
     $6,000,000, enter "$6,000,000"):                              $__________
-------------------------------------------------------------------------------
9.   Non-recurring charges incurred prior to
     _________ __, 1999 with respect to
     relocation of the Company's assets (if
     greater than $15,000,000, enter
     "$15,000,000"):                                               $__________
-------------------------------------------------------------------------------
10.  Manufacturing overhead charges related to
     the Duncan Hines Transitional Supply
     Agreement (if greater than $8,200,000,
     enter "$8,200,000"):                                          $__________
-------------------------------------------------------------------------------
11.  Other non-cash items reducing
     Consolidated Net Income (to the extent
     deducted in determining Consolidated Net
     Income):                                                      $__________
-------------------------------------------------------------------------------
12.  Extraordinary and unusual losses (to the
     extent deducted in determining
     Consolidated Net Income):                                     $__________
-------------------------------------------------------------------------------
13.  Non-cash items increasing Consolidated
     Net Income:                                                   $__________
-------------------------------------------------------------------------------
14.  Extraordinary and unusual gains:                              $__________
-------------------------------------------------------------------------------
15.  Consolidated EBITDA ((F.1 + F.2 + F.3 +
     F.4 + F.5 + F.6 + F.7 + F.8 + F.9 + F.10)
     - (F.11 + F.12)):                                             $__________
-------------------------------------------------------------------------------
16.  Consolidated Cash Interest Expense:                           $__________
-------------------------------------------------------------------------------
17.  Interest Coverage Ratio ((F.13):(F.14)):                       _____:1.00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
18.  Minimum Interest Coverage Ratio required
     under section 7.6A:                                            _____:1.00
-------------------------------------------------------------------------------
G.   Maximum Leverage Ratio ([calculated on a
     pro forma basis for Fiscal Quarters
     ending prior to the Effective Date] as of
     ____________, [199_] [200_])                                  $__________
-------------------------------------------------------------------------------
1.   Consolidated Total Debt:                                      $__________
-------------------------------------------------------------------------------
2.   Cash on hand of Company minus $3,500,000
     (if difference is equal to or less than
     zero, enter "0"):                                             $__________
-------------------------------------------------------------------------------
3.   Consolidated EBITDA for the four-Fiscal
     Quarter period ended on the above date
     (F.13 above):                                                 $__________
-------------------------------------------------------------------------------
4.   Leverage Ratio ((G.1- G.2)/G.3):
-------------------------------------------------------------------------------
5.   Maximum Leverage Ratio permitted under
     subsection 7.6B:                                              _____: 1.00
-------------------------------------------------------------------------------
H.   Minimum Fixed Charge Coverage Ratio
     ([calculated on a pro forma basis for
     Fiscal Quarters ending prior to the
     Effective Date] for the four-Fiscal
     Quarter period ending ___________,
     [199_][200_])                                                $__________
-------------------------------------------------------------------------------
1.   Consolidated EBITDA (F.13 above):                            $__________
-------------------------------------------------------------------------------
2.   Scheduled amortization of Indebtedness of
     and its Subsidiaries (as reduced by
     payments previously made), and discount
     or premium relating to any such
     Indebtedness, whether expensed or
     capitalized:                                                 $__________
-------------------------------------------------------------------------------
3.   Consolidated Cash Interest Expense (F.14
     above):                                                      $__________
-------------------------------------------------------------------------------
4.   Consolidated Capital Expenditures:                           $__________
-------------------------------------------------------------------------------
5.   Taxes actually paid in cash by
     Subsidiaries:                                                $__________
-------------------------------------------------------------------------------
6.   Consolidated Fixed Charges (H.2 + H.3 +
     H.4 + H.5):                                                  $__________
-------------------------------------------------------------------------------
7.   Fixed Charge Coverage Ratio
     ((H.1):(H.6)):                                                _____:1.00
-------------------------------------------------------------------------------
8.   Minimum Fixed Charge Coverage Ratio
     required under subsection 7.6C:                               _____:1.00
-------------------------------------------------------------------------------
I.   Consolidated Capital Expenditures (for
     the Fiscal Year ending ___________in
     December [199_] [200_] [to date])                             $__________

-------------------------------------------------------------------------------
1.   Consolidated Capital Expenditures:                            $__________
-------------------------------------------------------------------------------
2.   Maximum Consolidated Capital Expenditures
     Amount permitted under subsection 7.6D
     (as adjusted (calculations and supporting
     information therefor attached hereto) in
     accordance with the provisos to such
     subsection):                                                  $__________
-------------------------------------------------------------------------------
J.   Fundamental Changes
-------------------------------------------------------------------------------
1.   Aggregate fair market value of assets
     sold in Asset Sales described in
     subsection 7.7(v) during the period
     commencing ___________, [199_] [200_]:                        $__________
-------------------------------------------------------------------------------
2.   Consolidated EBITDA (F. 13 above):                            $__________
-------------------------------------------------------------------------------
3.   Maximum Asset Sales permitted under
     subsection 7.7(v) (.10 x (J. 2)):                             $__________
-------------------------------------------------------------------------------
4.   Consideration received in Asset Sales
     described in subsection 7.7(vi) during
     the period commencing ___________, [199_]
     [200_]:                                                       $__________
-------------------------------------------------------------------------------
5.   Cash consideration received in Asset
     Sales described in subsection 7.7(v)
     during the period commencing
     ___________, [199_] [200_]:                                   $__________
-------------------------------------------------------------------------------
6.   Minimum cash consideration permitted
     under subsection 7.7(v) (.80 x (J.4)):                        $__________
-------------------------------------------------------------------------------
[K.  Consolidated Excess Cash Flow (for the
     Fiscal Year ending December 31, [199_]
     [200 ]) [ONLY USE FOR FISCAL YEAR [1998]
     AND THEREAFTER]                                               $__________
-------------------------------------------------------------------------------
1.   Consolidated EBITDA (F.13 above):                             $__________
-------------------------------------------------------------------------------
2.   Extraordinary and unusual cash gains (to
     the extent included in item F.12 above):                      $__________
-------------------------------------------------------------------------------
3.   Consolidated Working Capital Adjustment:                      $__________
-------------------------------------------------------------------------------
4.   Voluntary and scheduled cash repayments
     of Consolidated Total Debt (excluding
     repayments of Revolving Loans except to
     the extent the Revolving Loan Commitments
     are permanently reduced):                                     $__________
-------------------------------------------------------------------------------
5.   Consolidated Capital Expenditures (net of
     any proceeds of related financings with
     respect to such expenditures):                                $__________
-------------------------------------------------------------------------------
6. Expenditures made in connection with any Permitted Acquisition pursuant to subsection 7.7(vi) (net of any proceeds

-------------------------------------------------------------------------------
     of related financings with respect to
     such acquisitions), including without
     limitation transaction fees paid in cash
     to the MDC Entities and/or Dartford
     and/or Fenway, in connection with such
     acquisitions in accordance with the terms
     of the MDC Advisory Services Agreement,
     the Dartford Management Agreement and the
     Fenway Agreement:                                             $__________
-------------------------------------------------------------------------------
7.   Consolidated Interest Expense (F.14
     above):                                                       $__________
-------------------------------------------------------------------------------
8.   Extraordinary and unusual cash losses (to
     the extent included in item F.10 above):                      $__________
-------------------------------------------------------------------------------
9.   Consolidated Excess Cash Flow ((K.1 + K2
     + K3) - (K.4 + K5 + K.6 + K.7 + K8)):                         $__________
-------------------------------------------------------------------------------
10.  Portion of Consolidated Excess Cash Flow
     required to be prepaid (.50x or .25x if
     Leverage Ratio is less than ____:1.00
     (K.9))                                                        $__________
-------------------------------------------------------------------------------

                                     EXHIBIT XII

                     [FORM OF OPINION OF COUNSEL TO LOAN PARTIES]

                             [LETTERHEAD OF WHITE & CASE]

                                                                    July 1, 1998


The Chase Manhattan Bank,
  as Administrative Agent under the
  Third Amended and Restated Credit
  Agreement referred to below
270 Park Avenue
New York, New York  10017

National Westminster Bank PLC,
  as Syndication Agent under the
  Third Amended and Restated Credit
  Agreement referred to below

--------------------
--------------------

UBS AG, Stamford Branch,
  as Documentation Agent under the
  Third Amended and Restated Credit
  Agreement referred to below

--------------------
--------------------

     and

The Lenders Listed on
  Schedule A Annexed Hereto

          Re: Third Amended and Restated Credit Agreement dated as of July 1, 1998, by and among Aurora Foods Inc., the financial institutions listed therein as Lenders, The Chase Manhattan Bank, as Administrative Agent, National Westminster Bank PLC, as Syndication Agent, and UBS AG, Stamford Branch, as Documentation Agent

Ladies and Gentlemen:

          We have acted as special counsel to (i) Aurora Foods Inc., a Delaware corporation ("Company"), in connection with that certain Third Amended and Restated Credit Agreement dated as of July 1, 1998 (the "Credit Agreement"; capitalized terms used herein without definition have the same meanings as in the Credit Agreement), by and among Company, the financial institutions listed therein as Lenders, The Chase Manhattan Bank, as


                                       XII-1

Administrative Agent, National Westminster Bank PLC, as Syndication Agent, and UBS AG, Stamford Branch, as Documentation Agent and (ii) the Loan Parties in connection with documents executed in connection with the Credit Agreement. This opinion is rendered to you in compliance with subsection 4.1J of the Credit Agreement.

          In our capacity as such counsel, we have examined originals, or copies identified to our satisfaction as being true copies, of such records, documents or other instruments as in our judgment are necessary or appropriate to enable us to render the opinions expressed below. These records, documents and instruments included the following:

          (a) All records of proceedings and actions of the respective Boards of Directors of each of the Loan Parties relating to the Credit Agreement and the transactions contemplated thereby;

          (b)  The Credit Agreement;

          (c) The Revolving Credit and Tranche A Term Notes delivered on the Effective Date (collectively, the "Notes");

          (d)  The Collateral Account Agreement;

          (e)  The Pledge Agreement;

          (f)  The Security Agreement;

          (g)  The Mortgages;

          (h)  The Van De Kamp's Patent and Trademark Security Agreement; and

          (i) Copies of Uniform Commercial Code financing statements and fixture filings (collectively, the "Financing Statements") to be filed in the filing offices listed for the Company on Schedule I annexed hereto (the "Filing Offices") in the states (the "Relevant States") in which such Filing Offices are located.

          The documents referenced in items (b) through (i) above are collectively referred to herein as the "Loan Documents".

          In connection with this opinion, we have also examined such other agreements, documents, certificates and other statements of government officials and corporate officers of the Loan Parties and such other papers as we have deemed necessary as a basis for such opinions. In all such examinations, we have assumed the genuineness of all signatures on original and certified documents and the conformity to original or certified documents of all documents submitted to us as conformed or photostatic copies.

          On the basis of the foregoing, and in reliance thereon, and subject to the limitations, qualifications and exceptions set


                                       XII-2
forth below, we are of the opinion that:

          1. Each Loan Party is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority necessary to own and operate its properties and carry out its business as now conducted.

          2. Each Loan Party has all requisite corporate power and authority to execute and deliver the Loan Documents to which it is a party and any financing statements or fixture filings to be executed in connection therewith (collectively, the "Financing Statements") in which it is named as Debtor and to perform the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.

          3. The authorized and outstanding capital stock of each Loan Party is as set forth on Schedule B annexed hereto. The Loan Party listed on Schedule C annexed hereto is the record owner of the Pledged Shares (as defined in the Pledge Agreement).

          4. The execution and delivery of each of the Loan Documents and the Financing Statements and the performance of each of the Loan Documents have been duly authorized by all necessary corporate action on the part of each Loan Party which is a party thereto or which is named therein as a Debtor. Each Loan Document and each Financing Statement has been duly executed and delivered by each Loan Party which is a party thereto or which is named therein as a Debtor, and each Loan Document constitutes the valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

          5. None of the execution or delivery by the Loan Parties of the Loan Documents to which it is a party or the Financing Statements in which it is named as a debtor nor the performance by the Loan Parties of the Loan Documents nor the consummation of the transactions contemplated thereby will (i) conflict with, result in a breach or violation of, or constitute a default under, any of the terms, conditions or provisions of any New York State or Federal or Delaware corporation law, statute, rule or regulation (including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System) or any order, writ, judgment, injunction or decree of any New York State or Federal court or other adjudicative body or arbitrator to which Company or any Loan Party or any of their respective assets or properties is subject and of which we are aware, or (ii) result in the creation of any Lien upon any of the properties or assets of any Loan Party under any order referred to in clause (i) above (other than Liens created pursuant to the Loan Documents and the Financing Statements).


                                       XII-3

          6. Upon delivery to the Administrative Agent pursuant to the Pledge Agreement of the certificates representing the Pledged Shares, and assuming (i) continued possession by the Administrative Agent (or an agent of the Administrative Agent) of the certificates representing the Pledged Shares in the State or New York, (ii) that the Administrative Agent has taken delivery of the certificates representing the Pledged Shares in good faith and (iii) that neither the Administrative Agent nor any Lender has notice, prior to or on the date of delivery of such Pledged Shares, of an adverse claim within the meaning of the Uniform Commercial Code (the "UCC") as in effect on the date hereof in the State of New York (the "New York UCC"), the execution of the Pledge Agreement by the Loan Parties will create a perfected security interest in favor of the Administrative Agent in the Pledged Shares, which security interest has priority over all other liens except as follows:

          (a) we express no opinion as to any Loan Party's right in or title to the Pledged Shares;

          (b) priority may be subject to claims or liens in favor of the United States, or any State of the United States or any agency, instrumentality or political subdivision thereof, including, without limitation, (i) liens for the payment of Federal, state or local taxes which are given priority by operation of law, (ii) liens under Title IV of the Employee Retirement Income Security Act of 1974, as amended, and (iii) claims arising under the Federal Priority Statute (31 U.S.C. Section 3713);

          (c) we express no opinion as to the security interest of the Administrative Agent in proceeds of or distributions on the Pledged Shares; and

          (d) we express no opinion as to the priority of the security interests in the Pledged Shares as against any lien creditor (as such term is defined in Article 9 of the New York UCC) or any buyer, to the extent that the security interests therein purport to secure any advances or other extensions of credit other than obligations incurred pursuant to existing commitments under the Credit Agreement.

          7. The Security Agreement creates a valid lien and security interest in favor of the Administrative Agent in the Collateral (as defined in the Security Agreement) purported to be covered thereby. The Financing Statements are in appropriate form and upon the filing of such Financing Statements in the applicable Filing Offices, assuming that the representations made by each of the Loan Parties in the Security Agreement with respect to the locations of their respective Collateral (as defined in the Security Agreement) are true and correct, all filings, registrations and recordings necessary or appropriate to create, maintain, preserve, protect and perfect the security interests granted by each Loan Party to Administrative Agent under the Security Agreement in respect of all Collateral (as defined in the Security Agreement) will have been accomplished in


                                       XII-4
accordance with the UCC as in effect on the date hereof in the respective Relevant States and the security interests granted by the Loan Parties to the Administrative Agent pursuant to the Security Agreement in and to such Collateral will constitute perfected security interests therein to the extent that such Collateral consists of the type of property in which a security interest may be perfected by filing a financing statement or fixture financing statement, as applicable, under the UCC as in effect on the date hereof in the Relevant States except as follows:

          (a) we express no opinion as to perfection of the security interest of the Administrative Agent in machinery and equipment physically located at [the plant of Cereal Food Processors, Inc. in Bonner Springs, Kansas] to the extent such machinery and equipment are fixtures as defined in Section 9-313 of the UCC;

          (b) we express no opinion as to the security interest of the Administrative Agent in proceeds of or distributions on the Collateral;

          (c)  in the case of Collateral referred to in this paragraph 9,
     Article 9 of the UCC requires the filing of continuation statements within the period of six months prior to the expiration of five years from the date of the original filings, in order to maintain the effectiveness of the filings referred to in this paragraph; and

          (d) in the case of property which becomes Collateral after the date hereof, Section 552 of the United States Bankruptcy Code limits the extent to which priority acquired by a debtor after the commencement of a case under the Federal Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

          8. Assuming the truth and accuracy of the representations of the Loan Parties in the Van de Kamp's Patent and Trademark Security Agreement, upon the filing of the Financing Statements relating to the Collateral under the Van de Kamp's Patent and Trademark Security Agreement in the offices of the Secretary of State of the Relevant States and the recording of the Van de Kamp's Patent and Trademark Security Agreement in the trademark records of the United States Patent and Trademark Office and in the patent records of the United States Patent and Trademark office, we are aware of no additional actions to be taken in order to create and perfect security interests in favor of Administrative Agent in the Trademarks (as defined in the Van de Kamp's Patent and Trademark Security Agreement) described on Schedule I annexed to the Van de Kamp's Patent and Trademark Security Agreement or the Patents (as defined in the Van de Kamp's Patent and Trademark Security Agreement) described on Schedule II to the Van de Kamp's Patent and Trademark Security Agreement. However, we express no opinion as to the sufficiency of the foregoing actions to create and perfect security interests in such Patents and Trademarks to the extent federal law is

                                       XII-5
determined to be applicable to the creation and perfection of such security interests. In addition, we express no opinion as to whether federal law or the laws of the states in which the Filing Offices are located governs the validity or perfection of such security interests. We express no opinion as to the validity or perfection of a security interest in the Trademarks described on Schedule I annexed to the Van de Kamp's Patent and Trademark Security Agreement or the Patents described on Schedule II annexed to the Van de Kamp's Patent and Trademark Security Agreement to the extent the rights of the Loan Parties in such Trademarks or Patents are granted, created or vested under the laws of Puerto Rico, Canada or any other country or jurisdiction outside the United States.

          9. Upon receipt by Administrative Agent of any cash representing Collateral under the Collateral Account Agreement and assuming Administrative Agent maintains dominion and control of the Collateral Account in the manner set forth in the Collateral Account Agreement, the Collateral Account Agreement will create in favor of Administrative Agent a perfected security interest in the Collateral Account.

          10. The choice of law of the State of New York as the governing law of each of the Loan Documents is a valid choice of law.

          11. None of the Loan Parties is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          12. [All Obligations under the Credit Agreement are within the definition of "Designated Senior Indebtedness" contained in the subordination provisions of the Subordinated Bridge Loan Documents.]

          13. No law of the State of New York regulating the maximum rate of interest which may be charged, taken or received applies to the Loans.

          To the extent that the obligations of any of the Loan Parties may be dependent upon such matters, we have assumed for purposes of this opinion (i) that each party to the agreements and contracts referred to herein (including, without limitation, the Loan Parties except in the case of clause (iii) of this sentence) is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) that each such party has the requisite corporate or other organizational power and authority to perform its obligations under such agreements and contracts, as applicable, and (iii) that such agreements and contracts have been duly authorized, executed and delivered by, and each of them constitutes the legally valid and binding obligation of, such parties, as


                                       XII-6
applicable, enforceable against such parties in accordance with their respective terms. Except as expressly covered in this opinion, we are not expressing any opinion as to the effect of compliance by any Lender with any state or federal laws or regulations applicable to the transactions because of the nature of any of its businesses.

          The opinions contained in paragraphs 4, 6, 7, 8, and 9 are subject to the following additional limitations, qualifications, exceptions and assumptions:

          (a) We express no opinion as to the enforceability of any indemnification or contribution provisions in the Loan Documents to the extent the rights to indemnification or contribution provided for therein are violative of any law, rule or regulation (including any securities law, rule or regulation) or public policy relating thereto.

          (b) There may be limitations upon the exercise of remedial or procedural provisions contained in the Loan Documents, but such limitations do not make the rights and remedies provided in or contemplated by the Loan Documents inadequate for the practical realization of the rights and remedies afforded thereby.

          (c) We express no opinion as the applicability to the Loan Documents of Section 548 of the Bankruptcy Code (11 U.S.C. Section 548) or Article 10 of the New York Debtor and Creditor Law relating to fraudulent transfers and obligations.

          (d) We wish to point out that the law of the State of New York generally imposes an obligation of good faith and reasonableness in the performance and enforcement of contracts.

          A copy of this opinion letter may be delivered by any of you to any Eligible Assignee in connection with and at the time of any assignment and delegation by any of you as a Lender to such Eligible Assignee of all or a portion of your Loans and Commitments in accordance with the provisions of the Credit Agreement, and such Eligible Assignee may rely on the opinions expressed above as if this opinion letter were addressed and delivered to such Eligible Assignee on the date hereof.

          This opinion is rendered only to Syndication Agent, Documentation Agent, Administrative Agent and Lenders and is solely for their benefit in connection with the above transactions. This opinion may not be relied upon by Syndication Agent, Documentation Agent, Administrative Agent or Lenders for any other purpose, or quoted to or relied upon by any other person, firm or corporation for any purpose without our prior written consent.


                                       XII-7

          The opinions expressed above are limited to questions arising under the Federal law of the United States, the General Corporation Law of the State of Delaware and the law of the State of New York, except that our opinions set forth in paragraphs 7 and 8 above (to the extent governed by a law other than that of the Federal law of the United States of America, the General Corporation Law of the State of Delaware and the law of the State of New York) are based upon our review of generally available compilations of law relating to such matters.

Very truly yours,

White & Case









                                       XII-8

                                                                      SCHEDULE A



                                       LENDERS













                                       XII-9

                                                                      SCHEDULE I


                                    FILING OFFICES













                                       XII-10

                                      SCHEDULE B


                            CAPITALIZATION OF LOAN PARTIES

1.   Aurora Foods Inc.













                                       XII-11

                                      SCHEDULE C


                           RECORD OWNERS OF PLEDGED SHARES













                                       XII-12

                                     EXHIBIT XIII

                   [FORM OF OPINION OF SIMPSON THACHER & BARTLETT]


                                                                    July 1, 1998


The Chase Manhattan Bank,
  as Administrative Agent
270 Park Avenue
New York, New York  10017

National Westminster Bank PLC,
  as Syndication Agent

--------------------
--------------------

UBS AG, Stamford Branch,
  as Documentation Agent

--------------------
--------------------

and

The Lenders Party to the Third
  Amended and Restated Credit
  Agreement Referenced Below

          Re:  Loans to Aurora Foods Inc.

Ladies and Gentlemen:

          We have acted as counsel to The Chase Manhattan Bank, as Administrative Agent (in such capacity, the "Administrative Agent"), National Westminster Bank PLC, as Syndication Agent (in such capacity, the "Syndication Agent"), and UBS AG, Stamford Branch, as Documentation Agent (in such capacity, the "Documentation Agent"), in connection with the preparation and delivery of a Third Amended and Restated Credit Agreement dated as of July 1, 1998 (the "Credit Agreement") among Aurora Foods Inc., a Delaware corporation ("Company"), the financial institutions listed therein as lenders ("Lenders"), the Administrative Agent, Syndication Agent and Documentation Agent (collectively, Administrative Agent, Syndication Agent and Documentation Agent are "Agents") and in connection with the preparation and delivery of certain related documents.

          This opinion is delivered to you pursuant to Section 4.1(K) of the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          In connection with this opinion, we have participated in various conferences with representatives of Company and Agents


                                       XIII-1
and conferences and telephone calls with White & Case and Richards & O'Neil, LLP, counsel to Loan Parties, during which the Credit Agreement and related matters have been discussed, and we have also participated in the meeting held on the date hereof (the "Closing") incident to the funding of the initial loans made under the Credit Agreement. Moreover, we have examined the following documents:

          (a) the forms of the Credit Agreement and the exhibits thereto, including the forms of the promissory notes annexed thereto (the "Notes");

          (b)  the opinion letter of White & Case (the "W&C Opinion");

          (c) the officers' certificates and other documents delivered at the Closing.

          In such examination, we have assumed the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the conformity of such documents to the original documents.

          Insofar as our opinion expressed below relates to the matters set forth in the W&C Opinion, we have assumed without independent investigation the correctness of the matters set forth therein, and our opinion is subject to the assumptions, qualifications and limitations set forth in the W&C Opinion. We have also assumed that the Credit Agreement and the Notes constitute valid and legally binding obligations of the Agents and the Lenders.

          Based upon the foregoing, and subject to the qualifications and comments set forth below, we are of the opinion that, insofar as the law of the State of New York is concerned, the Credit Agreement and the Notes constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms.

          Our opinion is subject to the following qualifications:

          (d) Our opinion is subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (e) We express no opinion as to any indemnification obligations of the Company under the Credit Agreement to the extent such obligations might be deemed to be inconsistent with public policy.

          (f) We express no opinion as to the provisions of Section 10.4 of the Credit Agreement purporting to grant a right


                                       XIII-2
to setoff to participants.

          (g) We express no opinion as to any provision of the Credit Agreement that purports to establish an evidentiary standard for determinations by the Lenders or the Agents.

          We are members of the Bar of the State of New York, and we do not express any opinion herein concerning any law other than the law of the State of New York.

          This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose or relied upon by any other person, firm or corporation without our prior written consent.

                         Very truly yours,



                         SIMPSON THACHER & BARTLETT







                                       XIII-3

                                     EXHIBIT XIV

                          [FORM OF OPINION OF LOCAL COUNSEL]



                                   July 1, 1998


The Chase Manhattan Bank,
  as Administrative Agent
270 Park Avenue
New York, New York 10017

National Westminster Bank PLC,
  as Syndication Agent
[ADDRESS]

UBS AG, Stamford Branch,
  as Documentation Agent
[ADDRESS]

And each of the Lenders parties to the Third Amended and Restated Credit Agreement referred to below


     We have acted as special counsel in the State of ____________ (the "State") to Aurora Foods Inc., a Delaware corporation (the "Borrower") in connection with
(a) the Third Amended and Restated Credit Agreement, dated as of July 1, 1998 (the "Credit Agreement"), among Borrower, the financial institutions from time to time parties thereto (the "Lenders"), The Chase Manhattan Bank, as Administrative Agent, National Westminster Bank PLC, as Syndication Agent and UBS AG, Stamford Branch, as Documentation Agent and (b) the Third Amended and Restated Security Agreement (the "Security Agreement") delivered pursuant to the Credit Agreement.

     The opinions expressed below are furnished to you pursuant to the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings ascribed to them in the Credit Agreement.

     In arriving at the opinions expressed below,

     (a) we have examined and relied on the originals, or copies certified or otherwise identified to our satisfaction, of each of (1) the Credit Agreement,
(2) the Security Agreement and (3) the mortgage listed on Schedule 1 (the "State Mortgage");

     (b) we have examined unfiled copies of financing statements (collectively, the "Financing Statements") naming Borrower as Debtor and the Administrative Agent as Secured Party and describing the Collateral (as defined in the Security Agreement and the State Mortgage) as to which security interests may be perfected by filing under the Uniform Commercial Code of the State (the "Filing Collateral"), which we understand will be


                                       XIV-1
filed in the filing offices listed on Schedule 2 (the "Filing Offices"); and

     (c) we have examined such corporate documents and records of the Loan Parties and such other instruments and certificates of public officials, officers and representatives of the loan parties and other Persons, and we have made such investigations of law, in each case as we have deemed appropriate as a basis for such opinions.

     In rendering the opinions expressed below, we have assumed, with your permission, without independent investigation or inquiry, (a) the authenticity of all documents submitted to us as originals, (b) the genuineness of all signatures on all documents that we examined and (c) the conformity to authentic originals of documents submitted to us as certified, conformed or photostatic copies.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The execution and delivery by Borrower of the Security Agreement, the performance by Borrower of its obligations thereunder and the creation and perfection of any security interest upon or with respect to any of the properties of Borrower provided for therein 1. do not and will not violate any Requirement of Law of the State and 2. except for the filings described on
Schedule 2 to perfect the security interests created by the Security Agreement with respect to the Filing Collateral and the recordings described on Schedule 1 attached hereto to perfect the liens created by the State Mortgage do not and will not require any Governmental Authorization.

     2. (a) The provisions of the Security Agreement create in favor of the Agent a legal, valid and enforceable security interest in the Collateral.

     (b) The Agent, upon filing of the Financing Statements in the Filing Offices, will have a perfected security interest in the Filing Collateral.

     3.  The State Mortgage

     (a) constitutes a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms;

     (b)  is in proper form for recording;

     (c)  complies as to form with all existing Requirements of Law;

     (d) creates in favor of the Mortgagee (as defined in such State Mortgage) a legal, valid and binding lien on the real property and fixtures described in such State Mortgage, enforceable as such against Borrower and, when recorded in the applicable office listed on Schedule 1, all other Persons; and


                                       XIV-2

     (e) when recorded in the applicable office listed on Schedule 1, will constitute a perfected lien on the real property and fixtures described in such State Mortgage.

     The facts that (a) the State Mortgage secures the guaranty of obligations arising under a term loan facility and a revolving line of credit and (b) the Term Loans and Revolving Loans may from time to time be repaid in full or in part and reborrowed in accordance with the terms of the Credit Agreement will not result in a subordination of the liens of the State Mortgage to any other lien on the real property and fixtures described in such State Mortgage or otherwise impair the priority of the liens of such State Mortgage.

     4. The courts of the State will enforce those provisions in the Security Agreement and the State Mortgage which provide that the validity, construction and enforceability of such documents will be governed by the laws of the State of New York, except that the Courts of the State may apply the internal law of the State to determine the perfection and effect of perfection of the liens created under such documents and the application of remedies in enforcing such liens with respect to property located in the State.

     Our opinions set forth in paragraphs 2 and 3 above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     We are members of the bar of the State and we express no opinion as to the laws of any jurisdiction other than the laws of the State and the Federal laws of the United States of America.

     This opinion has been rendered solely for your benefit and for the benefit of your Eligible Assignees pursuant to the Credit Agreement in connection with the Credit Agreement and the transactions contemplated thereby and may not be used, circulated, quoted, relied upon or otherwise referred to for any other purpose without our prior written consent; provided, however, that this opinion may be delivered to your regulators, accountants, attorneys and other professional advisers and may be used in connection with any legal or regulatory proceeding relating to the subject matter of this opinion.

                                   Very truly yours,


                                       XIV-3

                                                                      Schedule 1


                                 MORTGAGE RECORDINGS
                           IN THE STATE OF _______________


              Description of Mortgage               Recording Office

Mortgage dated as of July 1, 1998                   Office of __________
County Clerk
from Aurora Foods Inc., as Mortgagor, to
The Chase Manhattan Bank, as Mortgagee







                                       XIV-4

                                                                      Schedule 2
                                    FILING OFFICES
                           IN THE STATE OF ________________


1.   Office of the Secretary of State of the State of ______________

2.   Office of the _____________ County Clerk







                                       XIV-5

                                      EXHIBIT XV

                            [FORM OF ASSIGNMENT AGREEMENT]

                                 ASSIGNMENT AGREEMENT



          This ASSIGNMENT AGREEMENT (this "Agreement") is entered into by and between the parties designated as Assignor ("Assignor") and Assignee ("Assignee") above the signatures of such parties on the Schedule of Terms attached hereto and hereby made an integral part hereof (the "Schedule of Terms") and relates to that certain Credit Agreement described in the Schedule of Terms (said Credit Agreement, as amended, restated, supplemented or otherwise modified to the date hereof and as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

          IN CONSIDERATION of the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.     Assignment and Assumption.

          (a) Effective upon the Settlement Date specified in Item 4 of the Schedule of Terms (the "Settlement Date"), Assignor hereby sells and assigns to Assignee, without recourse, representation or warranty (except as expressly set forth herein), and Assignee hereby purchases and assumes from Assignor, that percentage interest in all of Assignor's rights and obligations as a Lender arising under the Credit Agreement and the other Loan Documents with respect to Assignor's Commitments and outstanding Loans, if any, which represents, as of the Settlement Date, the percentage interest specified in Item 3 of the Schedule of Terms of all rights and obligations of Lenders arising under the Credit Agreement and the other Loan Documents with respect to the Commitments and any outstanding Loans (the "Assigned Share"). Without limiting the generality of the foregoing, the parties hereto hereby expressly acknowledge and agree that any assignment of all or any portion of Assignor's rights and obligations relating to Assignor's Revolving Loan Commitment shall include (i) in the event Assignor is an Issuing Lender with respect to any outstanding Letters of Credit (any such Letters of Credit being "Assignor Letters of Credit"), the sale to Assignee of a participation in the Assignor Letters of Credit and any drawings thereunder as contemplated by subsection 3.1C of the Credit Agreement and (ii) the sale to Assignee of a ratable portion of any participations previously purchased by Assignor pursuant to said subsection 3.1C with respect to any Letters of Credit other than the Assignor Letters of Credit.

          (b) In consideration of the assignment described above, Assignee hereby agrees to pay to Assignor, on the

Settlement Date, the principal amount of any outstanding Loans included within the Assigned Share, such payment to be made by wire transfer of immediately available funds in accordance with the applicable payment instructions set forth in Item 5 of the Schedule of Terms.

          (c) Assignor hereby represents and warrants that Item 3 of the Schedule of Terms correctly sets forth the amount of the Commitments, the outstanding Term Loan and the Pro Rata Share corresponding to the Assigned Share.

          (d) Assignor and Assignee hereby agree that, upon giving effect to the assignment and assumption described above, (i) Assignee shall be a party to the Credit Agreement and shall have all of the rights and obligations under the Loan Documents, and shall be deemed to have made all of the covenants and agreements contained in the Loan Documents, arising out of or otherwise related to the Assigned Share, and (ii) Assignor shall be absolutely released from any of such obligations, covenants and agreements assumed or made by Assignee in respect of the Assigned Share. Assignee hereby acknowledges and agrees that the agreement set forth in this Section 1(d) is expressly made for the benefit of Company, Agents, Assignor and the other Lenders and their respective successors and permitted assigns.

          (e) Assignor and Assignee hereby acknowledge and confirm their understanding and intent that (i) this Agreement shall effect the assignment by Assignor and the assumption by Assignee of Assignor's rights and obligations with respect to the Assigned Share, (ii) any other assignments by Assignor of a portion of its rights and obligations with respect to the Commitments and any outstanding Loans shall have no effect on the Commitments, the outstanding Tranche A Term Loan and the respective Pro Rata Shares corresponding to the Assigned Shares as set forth in Item 3 of the Schedule of Terms or on the interest of Assignee in any outstanding Revolving Loans corresponding thereto, and (iii) from and after the Settlement Date, Administrative Agent shall make all payments under the Credit Agreement in respect of the Assigned Share (including without limitation all payments of principal and accrued but unpaid interest, commitment fees and letter of credit fees with respect thereto) (1) in the case of any such interest and fees that shall have accrued prior to the Settlement Date, to Assignor, and (2) in all other cases, to Assignee; provided that Assignor and Assignee shall make payments directly to each other to the extent necessary to effect any appropriate adjustments in any amounts distributed to Assignor and/or Assignee by Administrative Agent under the Loan Documents in respect of the Assigned Share in the event that, for any reason whatsoever, the payment of consideration contemplated by Section 1(b) occurs on a date other than the Settlement Date.

SECTION 2.     Certain Representations, Warranties and Agreements.
               ---------------------------------------------------

          (a) Assignor represents and warrants that it is the legal and beneficial owner of the Assigned Share, free and clear of any adverse claim.

          (b) Assignor shall not be responsible to Assignee for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of any of the Loan Documents or for any representations, warranties, recitals or statements made therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by Assignor to Assignee or by or on behalf of Company or of any other Loan Party to Assignor or Assignee in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or any other Person liable for the payment of any Obligations, nor shall Assignor be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of Default or Potential Event of Default.

          (c) Assignee represents and warrants that it is an Eligible Assignee; that it has experience and expertise in the making or purchasing of loans such as the Loans; that it has acquired the Assigned Share for its own account in the ordinary course of its business and without a view to distribution of the Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of subsection 10.1 of the Credit Agreement, the disposition of the Assigned Share or any interests therein shall at all times remain within its exclusive control); and that it has received, reviewed and approved a copy of the Credit Agreement (including all Exhibits and Schedules thereto).

          (d) Assignee represents and warrants that it has received from Assignor such financial information regarding Company and its Subsidiaries as is available to Assignor and as Assignee has requested, that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the assignment evidenced by this Agreement, and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. Assignor shall have no duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any other credit or other information with respect thereto, whether coming into its possession before the making of the initial Loans or at any time or times thereafter, and Assignor shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Assignee.

          (e) Each party to this Agreement represents and warrants to the other party hereto that it has full power and authority to enter into this Agreement and to perform its obligations hereunder in accordance with the provisions hereof, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.

SECTION 3.     Miscellaneous.
               --------------

          (a) Each of Assignor and Assignee hereby agrees from time to time, upon request of the other such party hereto, to take such additional actions and to execute and deliver such additional documents and instruments as such other party may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Agreement.

          (b) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought.

          (c) Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the notice address of each of Assignor and Assignee shall be as set forth on the Schedule of Terms or, as to either such party, such other address as shall be designated by such party in a written notice delivered to the other such party. In addition, the notice address of Assignee set forth on the Schedule of Terms shall serve as the initial notice address of Assignee for purposes of subsection 10.8 of the Credit Agreement.

          (d) In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          (e) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF

THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5~1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          (f) This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g) This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          (h) This Agreement shall become effective upon the date (the "Assignment Effective Date") upon which all of the following conditions are satisfied: (i) the execution of a counterpart hereof by each of Assignor and Assignee, (ii) the giving of notice to Company, (iii) the receipt by Administrative Agent of the processing and recordation fee referred to in subsection 10.1B(i) of the Credit Agreement, (iv) in the event Assignee is a Non-US Lender (as defined in subsection 2.7B(iii)(a) of the Credit Agreement), the delivery by Assignee to Administrative Agent of such forms, certificates or other evidence with respect to United States federal income tax withholding matters as Assignee may be required to deliver to Administrative Agent pursuant to said subsection 2.7B(iii)(a), (v) the execution of a counterpart hereof by Administrative Agent as evidence of its consent hereto to the extent required under subsection 10.1B(i) of the Credit Agreement and by Administrative Agent as evidence of its acceptance hereof in accordance with subsection 10.1B(ii) of the Credit Agreement, (vi) the receipt by Administrative Agent of originals or telefacsimiles of the counterparts described above and authorization of delivery thereof, and (vii) the recordation by Administrative Agent in the Register of the pertinent information regarding the assignment effected hereby in accordance with subsection 10.1B(ii) of the Credit Agreement.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers hereunto duly authorized, such execution being made as of the Effective Date in the applicable spaces provided on the Schedule of Terms.

                                  SCHEDULE OF TERMS

1.   Company:  AURORA FOODS INC., a Delaware corporation

2. Name and Date of Credit Agreement: Third Amended and Restated Credit Agreement dated as of July 1, 1998, by and among Company, the financial institutions listed therein as Lenders, The Chase Manhattan Bank, as Administrative Agent, National Westminster Bank PLC, as Syndication Agent, and UBS AG, Stamford Branch, as Documentation Agent.

3.   Amounts:
     --------                          Re: Tranche A             Re: Revolving
                                           Term Loans                Loans

     (a)  Aggregate                    $                         $
          Commitments                   -------------             ------------
          of all Lenders:

                                        -------------%            ------------%

(b)  Assigned                          $                         $
     Share/Pro                          -------------             ------------
     Rata Share:

(c)  Amount of                         $                         $
     Assigned                           -------------             ------------
     Share of
     Commitments:

(d)  Amount of                         $                         $
     Assigned                           -------------             ------------
     Share:


4.   Settlement Date:                     , [199_][200_]
    ----------------  -------------------
5.   Payment Instructions:
     ---------------------
     ASSIGNOR:                ASSIGNEE:

     See Annex A              See Annex B

6.   Notice Addresses:
     -----------------
     ASSIGNOR:                ASSIGNEE:

     See Annex A              See Annex B

7.   Signatures:
     ----------
     [NAME OF ASSIGNOR],      [NAME OF ASSIGNEE],
     as Assignor              as Assignee

     By:                        By:
          -----------------        ----------------
          Name:                    Name:
          Title:                   Title:

Consented to and accepted in
accordance with subsections 10.1B(i)
and (ii) of the Credit Agreement

THE CHASE MANHATTAN BANK,
  as Administrative Agent

By:
     ---------------
     Name:
     Title:

                                       ANNEX A



Assignor Payment Instructions:
------------------------------

-------------------------
-------------------------
-------------------------
Attention:
          ---------------
Reference:
          ---------------

Assignor Notice Addresses:
--------------------------

-------------------------
-------------------------
-------------------------
Attention:
          ---------------
Reference:
          ---------------

                                       ANNEX B



Assignee Payment Instructions:
-----------------------------

-------------------------
-------------------------
-------------------------
Attention:
          ---------------
Reference:
          ---------------

Assignee Notice Addresses:
--------------------------

-------------------------
-------------------------
-------------------------
Attention:
          ---------------
Reference:
          ---------------

                                     EXHIBIT XVI

                           [FORM OF PERMITTED SELLER NOTE]

                        ___% NON-NEGOTIABLE SUBORDINATED NOTE



[Insert Date]                                                        $__________


          AURORA FOODS INC., a Delaware corporation (the "Borrower"), hereby promises upon the terms and subject to the provisions hereof to pay to [NAME OF SELLER] (the "Holder"), the principal amount of [__________] Dollars ($_________).

          This _____% Non-Negotiable Junior Subordinated Note (the "Note") was issued pursuant to the Purchase Agreement (the "Purchase Agreement") dated as of [__________, [199_] [200_], between the Borrower and the Holder.

          1. Definitions. As used herein, the following terms shall have the following meanings:

          "Indebtedness" means (i) all obligations for borrowed money or for the deferred purchase price of property or services (including, without limitation, all obligations contingent or otherwise in connection with acceptance, letter of credit or similar facilities, (ii) all obligations evidenced by bonds, notes, debentures or other similar instruments or securities, (iii) all indebtedness created or arising under any sale and leaseback arrangement, conditional sale or other title retention agreement with respect to property owned or acquired (whether or not the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (iv) all rental obligations under capital leases to the extent not included in clause (iii) above, (v) all guarantees (direct or indirect), all contingent reimbursement obligations under undrawn letters of credit and all other contingent obligations in respect of, or obligations to purchase or otherwise acquire or to assure payment of, indebtedness of others and (vi) indebtedness of others secured by any lien upon property, whether or not assumed, but only to the extent of such property's fair market value.

          "Person" means an individual, a partnership, a corporation, an association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof

          "Senior Agent" shall mean The Chase Manhattan Bank, as Administrative Agent for the Lenders under the Senior Credit Agreement, and its successors in such capacity, or if there is then no acting Administrative Agent under the Senior Credit Agreement, financial institutions holding a majority in principal

                                     XVI-1
amount of the Senior Debt outstanding thereunder.

          "Senior Credit Agreement" shall mean the Third Amended and Restated Credit Agreement, dated as of July 1, 1998, by and among the Borrower, the financial institutions listed therein as Lenders, The Chase Manhattan Bank, as Administrative Agent, National Westminster Bank PLC, as Syndication Agent, and UBS AG, Stamford Branch, as Documentation Agent, as amended, restated, modified or supplemented from time to time hereafter, together with any credit agreement or similar document from time to time executed by the Borrower to evidence any Refinancing (as defined in the definition of Senior Indebtedness) or successive Refinancings.

          "Senior Indebtedness" shall mean (i) all Obligations (as defined in the Senior Credit Agreement) (including Contingent Obligations, as defined in the Senior Credit Agreement) now or hereafter incurred pursuant to and in accordance with the terms of the Senior Debt Documents, (ii) any additional Indebtedness incurred under or pursuant to the Senior Credit Agreement and the other Senior Debt Documents whether such Obligations or additional Indebtedness involve principal prepayment charges, interest (including, without limitation, interest accruing after the filing of a petition initiating any proceeding under the Bankruptcy Code, whether or not allowed as a claim in such proceeding) indemnities or reimbursement of fees, expenses or other amounts, and (iii) any indebtedness incurred for the purpose of refinancing, restructuring, extending or renewing (collectively, "Refinancing") the obligations of the Borrower under the Senior Credit Agreement as set forth in clauses (i) and (ii) above.

          "Senior Debt Documents" shall mean the Senior Credit Agreement and all other documents and instruments delivered or filed in connection with the creation or incurrence of any Senior Indebtedness (including, without limitation, the guaranty agreements executed and delivered by the subsidiaries of the Borrower in respect of the Obligations under the Senior Credit Agreement).

          "Senior Lenders" shall mean the financial institutions party to the Senior Credit Agreement as "Lenders" from time to time.

          2. Payment of Interest. Interest shall accrue on the unpaid principal amount of this Note from the date hereof at the rate of [_____]% per annum [NOT TO EXCEED 12%] (the "Interest Rate"), calculated on the basis of a 365 day year: The Borrower shall pay interest semi-annually in arrears on the fifteenth day of January and July in each year (each, an "Interest Payment Date") commencing on ___________, [199_] [200_].

                                     XVI-2

          3.   Payment of Principal.

          (a) Scheduled Payment. Subject to the provisions of Section 4 hereof, on [__________], [199_][200_] (the "Maturity Date"), the Borrower shall pay to the holder of this Note the entire principal amount of this Note, plus all accrued and unpaid interest hereon which is then unpaid.

          (b) Optional Prepayments. Subject to the provisions of Section 4 hereof, the Borrower may, at any time and from time to time, without premium or penalty, prepay all or a portion of the unpaid principal amount of this Note, together with unpaid interest accrued since the preceding Interest Payment Date to which interest has been paid on such portion of the principal amount which it is prepaying; provided, that no such prepayment shall be made if such prepayment is then prohibited by the terms of any Senior Indebtedness. A prepayment of less than all of the unpaid principal amount of this Note shall not relieve the Borrower of its obligation to make the scheduled payment on this Note on the Maturity Date. Each partial payment under this Note shall first be credited to accrued and unpaid interest on the principal being prepaid, and the remainder shall be credited to principal. Whenever any payment to be made hereunder shall be due on a date which is not a business day, the payment shall be made on the next succeeding business day and such extension of time shall be included in the computation of interest with respect to such payment.

          4.   Subordination.

          (a) Agreement to Subordinate. The Borrower and, by its acceptance hereof, each Holder agree that the indebtedness of the Borrower evidenced by this Note, whether for principal, interest on any other amount payable under or in respect hereof and all rights or claims arising out of or associated with such Indebtedness (the "Subordinated Obligations"), shall be junior and subordinate in right of payment to the prior payment in full in cash of all Senior Indebtedness, in accordance with the provisions of this Section 4. Each holder of Senior Indebtedness shall be deemed to have acquired Senior Indebtedness in reliance upon the agreements of the Borrower and the holder of this Note contained in this Section 4. The provisions of this Section 4 shall be reinstated if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness or any representative of such holder upon the insolvency, bankruptcy or reorganization of the Borrower. Any provision of this Note to the contrary notwithstanding (other than the provision contained in Section 6), the Borrower shall not make, and no Holder shall accept, any payment or prepayment of principal, or prepayment of other amounts due thereunder, of any kind whatsoever (including without limitation by distribution of assets, set off, exchange or any other manner) with respect to the Subordinated Obligations at any time when any of the Senior Indebtedness remains outstanding. Holder may receive interest payments in respect of the Subordinated Obligations in accordance with the terms of this

                                     XVI-3

Note except to the extent and at the times prohibited or restricted by the provisions of this Section 4. In no event shall the Holder commence any action or proceeding to contest the provisions of this Section 4 or the priority of the Liens (as defined in the Senior Credit Agreement) granted to the holders of the Senior Indebtedness by the Borrower. No Holder shall take, accept or receive any collateral security from the Borrower for the payment of the Subordinated Obligations.

          (b) Liquidation, Dissolution, Bankruptcy. In the event of any insolvency, bankruptcy, dissolution, winding up, liquidation, arrangement, reorganization, marshalling of assets or liabilities, composition, assignment for the benefit of creditors or other similar proceedings relating to the Borrower, its debts, its property or its operations, whether voluntary or involuntary, including, without limitation the filing of any petition or the taking of any action to commence any of the foregoing (which, in the case of action by a third party, is not dismissed within 60 days) (a "Bankruptcy Event"), all Senior Indebtedness shall first be paid in full in cash or other immediately available funds before Holder shall be entitled to receive or retain any payment or distribution of assets of the Borrower with respect to any Subordinated Obligations. In the event of any such Bankruptcy Event, any payment or distribution of assets to which Holder would be entitled if the Subordinated Obligations were not subordinated to the Senior Indebtedness in accordance with this Section 4, whether in cash, property, securities or otherwise, shall be paid or delivered by the debtor, custodian, trustee or agent or other Person making such payment or distribution, or by the Holder if received by it, directly to the Senior Agent on behalf of the holders of the Senior Indebtedness for application to the payment of the Senior Indebtedness remaining unpaid, to the extent necessary to make payment in full in cash or other immediately available funds of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to or for the holders of the Senior Indebtedness.

          (c) No Payments with Respect to Subordinated Obligations in Certain Circumstances.

          (i) In circumstances in which Section 4(b) is not applicable, no payment of any nature (including, without limitation, any distribution of assets) in respect of the Subordinated Obligations (including, without limitation, pursuant to any judgment with respect thereto or on account of the purchase or redemption or other acquisition of Subordinated Obligations, by set off, prepayment exchange or other manner) shall be made by or on behalf of the Borrower if, at the time of such payment:

          (A) a default in the payment when due (whether at the maturity thereof, or upon acceleration of maturity or otherwise and without giving effect to any applicable grace periods) of all or any portion of the Senior Indebtedness (whether of principal, interest or any other amount with respect thereto) shall have occurred, and such default shall

                                     XVI-4
     not have been cured or waived in accordance with the terms of the Senior Debt Documents; or

          (B) subject to the last sentence of this Section 4(c), (x) the Borrower shall have received notice from the Senior Agent of the occurrence of one or more Events of Default (as defined in the Senior Credit Agreement) in respect of the Senior Indebtedness (other than payment defaults described in Section 4(c)(i)(A) above), (y) each such Event of Default shall not have been cured or waived in accordance with the terms of the Senior Debt Documents, and (z) 180 days shall not have elapsed since the date such notice was received.

          The Borrower may resume payments (and may make any payments missed due to the application of Section 4(c)(i) in respect of the Subordinated Obligations or any judgment with respect thereto:

          (A)  in the case of a default referred to in clause (A) of this
     Section 4(c)(i), upon a cure or waiver thereof in accordance with the terms of the Senior Debt Documents; or

          (B) in the case of an Event of Default or Events of Default referred to in clause (B) of this Section 4(c)(i), upon the earlier to occur of (1) the cure or waiver of all such Events of Default in accordance with the terms of the Senior Debt Documents, or (2) the expiration of such period of 180 days.

              (ii) Following any acceleration of the maturity of any Senior Indebtedness and as long as such acceleration shall continue unrescinded and unannulled, such Senior Indebtedness shall first be paid in full in cash, or provision for such payment shall be made in a manner satisfactory to the holders of the Senior Indebtedness, before any payment is made on account of or applied on the Subordinated Obligations.

          (iii)  The Borrower shall give prompt written notice to the Holder of
(A) any default in respect of Senior Obligations referred to in Section 4(c)(i)(A) and (B) any notice of the type described in Section 4(c)(i)(B) from the Senior Agent.

          (d) When Distribution Must Be Paid Over. In the event that Holder shall receive any payment or distribution of assets that Holder is not entitled to receive or retain under the provisions of this Note, Holder shall hold any amount so received in trust for the holders of Senior Indebtedness, shall segregate such assets from other assets held by Holder and shall forthwith turn over such payment or distribution (without liability for interest thereon) to the Senior Agent on behalf of the holders of Senior Indebtedness in the form received (with any necessary endorsement) to be applied to Senior Indebtedness.

          (e) Exercise of Remedies. So long as any Senior Indebtedness is outstanding (including any loans, any letters of credit, any commitments to lend or any lender guarantees), Holder (solely in its capacity as a holder of this
Note) shall not

                                     XVI-5
exercise any rights or remedies with respect to an Event of Default under this Note, including, without limitation, any action (l) to demand or sue for collection of amounts payable hereunder, (2) to accelerate the principal of this Note, or (3) to commence or join with any other creditor (other than the holder of a majority in principal amount of the Senior Indebtedness) in commencing any proceeding in connection with or premised on the occurrence of a Bankruptcy Event prior to the earlier of:

          (A) the payment in full in cash or other immediately available funds of all Senior Indebtedness;

          (B) the initiation of a proceeding (other than a proceeding prohibited by clause (3) of this Section 4(e)) in connection with or premised upon the occurrence of a Bankruptcy Event;

          (C) the expiration of 180 days immediately following the receipt by the Senior Agent of notice of the occurrence of such Event of Default from the Holder; and

          (D)  the acceleration of the maturity of the Senior Indebtedness;

provided, however, that if, with respect to (B) and (D) above, such proceeding or acceleration, respectively, is rescinded, or with respect to (C) above, during such 180-day period such Event of Default has been cured or waived, the prohibition against taking the actions described in this section 4(e) shall automatically be reinstated as of the date of the rescission, cure or waiver, as applicable. In all events, unless an event described in clause (A), (B) or (D) above has occurred and not been rescinded, the Holder shall give thirty (30) days prior written notice to the Senior Agent before taking any action described in this Section 4(e), which notice shall describe with specificity the action that the Holder in good faith intends to take.

          (f) Acceleration of Payment of Note. If this Note is declared due and payable prior to the Maturity Date, no direct or indirect payment that is due solely by reason of such declaration shall be made, nor shall application be made of any distribution of assets of the Borrower (whether by set off or in any other manner, including, without limitation, from or by way of collateral) to the payment, purchase or other acquisition or retirement of this Note, unless, in either case, (i) all amounts due or to become due on or in respect of the Senior Indebtedness (including with respect to any outstanding letters of credit) shall have been previously paid in full in cash or other immediately available funds or in any other manner satisfactory to all holders of such Senior Indebtedness, (ii) all commitments to lend under Senior Indebtedness shall have been terminated, (iii) all guarantees constituting Senior Indebtedness shall have been terminated and (iv) all lender guarantees constituting Senior Indebtedness shall have been permanently reduced to zero.

          (g)  Proceedings Against Borrower.  So long as any

                                     XVI-6

Senior Indebtedness is outstanding (including any loans, any commitments to lend or open lender guarantees or any lender guarantees, Holder (solely in its capacity as a holder of this Note) shall not commence any bankruptcy, insolvency, reorganization or other similar proceeding against Borrower.

          (h) Amending Senior Indebtedness. Any holder of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to Holder (i) modify or amend the terms of the Senior Indebtedness provided that such Senior Indebtedness cannot be extended or renewed past June 30, 2005, (ii) sell, exchange, release, fail to perfect a lien on or a security interest in or otherwise in any manner deal with or apply any property pledged or mortgaged to secure, or otherwise securing, Senior Indebtedness, (iii) release any guarantor or any other person liable in any manner for the Senior Indebtedness, (iv) exercise or refrain from exercising any rights against Borrower or any other person, (v) apply any sums by whomever paid or however realized to Senior Indebtedness or (vi) take any other action that might be deemed to impair in any way the rights of the holder of this Note. Any and all of such actions may be taken by the holders of Senior Indebtedness without incurring responsibility to Holder and without impairing or releasing the obligations of Holder to the holders of Senior Indebtedness.

          (i) Certain Rights in Bankruptcy. Holder hereby irrevocably authorizes and empowers each holder of Senior Indebtedness (and its representative or representatives) to demand, sue for, collect and receive all payments and distributions under the terms of this Note, to file and prove all claims (including claims in bankruptcy) relating to this Note, to exercise any right to vote arising with respect to this Note and any claims hereunder in any bankruptcy, insolvency or similar proceeding and take any and all other actions in the name of Holder (solely in its capacity as a holder of this Note), as such holder of Senior Indebtedness determines to be necessary or appropriate.

          (j) Subrogation. No payment or distribution to any holder of Senior Indebtedness pursuant to the provisions of this Note shall entitle Holder to exercise any right of subrogation in respect thereof until (i)(w) all Senior Indebtedness shall have been paid in full in cash or other immediately available funds or in any other manner satisfactory to all holders of Senior Indebtedness,
(x) all commitments to lend under Senior Indebtedness shall have been terminated, (y) all guarantees constituting Senior Indebtedness shall have been terminated and (z) all lender guarantees constituting Senior Indebtedness shall have been permanently reduced to zero or (ii) all holders of Senior Indebtedness have consented in writing to the taking of such action.

          (k) Relative Rights. The provisions of this Section 4 are for the benefit of the holders of Senior Indebtedness (and their successors and assigns) and shall be enforceable by them directly against Holder. Holder acknowledges and agrees that any breach of the provisions of this Section 4 will cause irreparable

                                     XVI-7
harm for which the payment of monetary damages may be inadequate. For this reason, Holder agrees that, in addition to any remedies at law or equity to which a holder of the Senior Indebtedness may be entitled, a holder of the Senior Indebtedness will be entitled to an injunction or other equitable relief to prevent breaches of the provisions of this Section 4 and/or to compel specific performance of such provisions. The provisions of this
Section 4 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness upon the occurrence of a Bankruptcy Event or otherwise, all as though such payment had not been made. The provisions of this Section 4 are not intended to impair and shall not impair as between Borrower and Holder, the obligation of Borrower, which is absolute and unconditional, to pay Holder all amounts owing under this Note.

          (l)  Reliance on Orders and Decrees. Subject to the provisions of
Section 4(d) hereof, upon any payment or distribution of assets of Borrower, whether in cash, property, securities or otherwise, Holder shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which any insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to Holder for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 4.

          5.   Events of Default.

          (a) Definition. The following shall be an "Event of Default" under this Note;

          (i) the Borrower shall fail to make any payment of interest on this Note when the same shall become due and payable and such failure shall continue for a period of 5 days;

          (ii) the Borrower shall fail to make any payment of the principal of this Note when the same shall become due and payable, whether on the Maturity Date or otherwise;

          (iii) (A) the Borrower shall commence any case, proceeding or action
     (x) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts, or (y) seeking appointment of a

                                     XVI-8
     receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, (B) the Borrower shall make a general assignment for the benefit of its creditors, (C) there shall be commenced against the Borrower any case, proceeding or other action of a nature referred to in clause (A) above which shall not have been vacated or discharged within 60 days from the commencement thereof, or (D) a court shall enter a decree or order for relief in any involuntary case under Title 11 of the United States Code, as amended from time to time, or any applicable bankruptcy or similar law now or hereafter in effect, which decree or order is not stayed, vacated, discharged, or bonded pending appeal within 60 days from the entry thereof; or

          (iv)  the acceleration of the maturity of the Senior Indebtedness.

          (b) Remedies. If an Event of Default shall occur and be continuing, then, subject to the provisions of Section 4, the Holder may, upon written notice to the Borrower, declare all amounts owing under this Note to be immediately due and payable.

          Subject to the immediately preceding paragraph and to Section 4 above, the Holder shall also have all other rights in respect of this Note following the occurrence and during the continuance of an Event of Default which are available pursuant to applicable law or in equity.

          [6. Right of Set-Off. Anything in this Note to the contrary notwithstanding, nothing in this Note shall preclude the Borrower from timely exercising such Borrower's right pursuant to Section _____ of the Purchase Agreement to set-off indemnification claims against this Note and/or interest payments under this Note.]

          7. No Presentment. The Borrower, for itself and any guarantors hereof, and their successors and assigns, waives presentment, demand, protest and notice thereof or of dishonor, and waives any right to be released by reason of any extension of time or change in the terms of payment.

          8. Amendment. So long as any Senior Indebtedness is outstanding (including any commitment under the Senior Agent Documents) the terms of this Note may be amended only with the consent of the Senior Agent. Subject to the foregoing, without the consent of the Senior Agent hereof, this Note may be amended by the Borrower and the Holder to cure any ambiguity, defect or inconsistency that does not affect the subordination provisions hereof or the rights of the Senior Lenders.

          9. Cancellation. After all unpaid principal and interest owed on this Note has been paid in full, this Note shall be surrendered to the Borrower for cancellation and shall not be reissued.

          10.  Transfer Restrictions:  Acknowledgment of Security

                                     XVI-9

Interest. This Note shall not be transferrable by the Holder hereof without the prior written consent of the Borrower (which consent shall not be unreasonably withheld). The Holder hereby acknowledges, and agrees to, the Borrower's grant of its interest herein to the Lenders under the Credit Agreement, dated as of the date hereof, to collaterally secure the Borrower's obligations under such Credit Agreement.

          11. Payment of Expenses. The Borrower agrees to pay all costs and expenses (including reasonable attorneys' fees) reasonably incurred by the Holder after the occurrence and during the continuance of an Event of Default in enforcing any obligations under this Note or in collecting any payments due from Borrower under this Note (including in connection with a bankruptcy or insolvency proceeding with respect to the Borrower).

          12. Governing Law. The construction, validity and interpretation of this Note shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

          13. Descriptive Headings. The descriptive headings of this Note are inserted for convenience only, and do not constitute a part of this Note.










                                     XVI-10

          IN WITNESS WHEREOF, the Borrower has executed and delivered this Note on the date first written above.

                                            AURORA FOODS INC.



                                            By: ________________________

                                                 Name:
                                                 Title:

Agreed:

[NAME OF SELLER]



By: __________________________
     Name:
     Title:









                                     XVI-11

                                     EXHIBIT XVII

                       [FORM OF CERTIFICATE RE NON-BANK STATUS]

                            CERTIFICATE RE NON-BANK STATUS

          Reference is hereby made to that certain Third Amended and Restated Credit Agreement dated as of July 1, 1998 (said Third Amended and Restated Credit Agreement, as amended, restated, supplemented or otherwise modified to the date hereof, being the "Credit Agreement"), by and among Aurora Foods Inc., a Delaware corporation, the financial institutions listed therein as Lenders ("Lenders"), The Chase Manhattan Bank, as Administrative Agent, National Westminster Bank PLC, as Syndication Agent, and UBS AG, Stamford Branch, as Documentation Agent. Pursuant to subsection 2.7B(iii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code of 1986, as amended.

                                          [NAME OF LENDER]



                                          By: ________________________

                                               Name:
                                               Title:





                                     XVII-1

                                    EXHIBIT XVIII

                        [FORM OF COLLATERAL ACCOUNT AGREEMENT]

                             COLLATERAL ACCOUNT AGREEMENT

          This COLLATERAL ACCOUNT AGREEMENT (this "Agreement") is dated as of July 1, 1998 and entered into by and between AURORA FOODS INC., a Delaware corporation ("Pledgor"), and THE CHASE MANHATTAN BANK, as administrative agent for and representative of (in such capacity herein called "Secured Party") the financial institutions ("Lenders") party to the Third Amended and Restated Credit Agreement referred to below.

                                PRELIMINARY STATEMENTS

          A. Pursuant to that certain Third Amended and Restated Credit Agreement dated as of July 1, 1998 (said Third Amended and Restated Credit Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Pledgor, Lenders, Secured Party, as Administrative Agent, National Westminster Bank PLC, as Syndication Agent, and UBS AG, Stamford Branch, as Documentation Agent, Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Pledgor.

          B. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Pledgor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and issue Letters of Credit under the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:


SECTION 1. Certain Definitions.

          The following terms used in this Agreement shall have the following meanings:

          "Collateral" means (i) the Collateral Account, (ii) all amounts on deposit from time to time in the Collateral Account, (iii) all interest, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Collateral, and (iv) to the extent not covered by clauses (i) through
(iii) above, all proceeds of any or all of the foregoing Collateral.


                                     XVIII-1

          "Collateral Account" means the restricted deposit account established and maintained by Secured Party pursuant to subsection 2(a).

          "Secured Obligations" means all obligations and liabilities of every nature of Pledgor now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Pledgor, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Pledgor now or hereafter existing under this Agreement.

SECTION 2. Establishment and Operation of Collateral Account.

          (a) Secured Party is hereby authorized to establish and maintain at its office at ________________________________, as a blocked account in the name of Secured Party and under the sole dominion and control of Secured Party, a restricted deposit account designated as "Aurora Foods Inc. Collateral Account".

          (b) The Collateral Account shall be operated in accordance with the terms of this Agreement.

          (c) All amounts at any time held in the Collateral Account shall be beneficially owned by Pledgor but shall be held in the name of Secured Party hereunder, for the benefit of Lenders, as collateral security for the Secured Obligations upon the terms and conditions set forth herein. Pledgor shall have no right to withdraw, transfer or, except as expressly set forth herein, otherwise receive any funds deposited into the Collateral Account.

          (d) Anything contained herein to the contrary notwithstanding, the Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

SECTION 3. Deposits of Cash Collateral.

          (a) All deposits of funds in the Collateral Account shall be made by wire transfer (or, if applicable, by intra-bank transfer from another account of Pledgor) of immediately available funds, in each case addressed as follows:


                                     XVIII-2

          Account No.:
          ABA No.:
          Reference:
          Attention:

Pledgor shall, promptly after initiating a transfer of funds to the Collateral Account, give notice to Secured Party by telefacsimile of the date, amount and method of delivery of such deposit.

          (b) If an Event of Default has occurred and is continuing and, in accordance with Section 8 of the Credit Agreement, Pledgor is required to pay to Secured Party an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding under the Credit Agreement, Pledgor shall deliver funds in such an amount for deposit in the Collateral Account in accordance with Section 3(a). Upon any drawing under any outstanding Letter of Credit in respect of which Pledgor has deposited in the Collateral Account any amounts described above, Secured Party shall apply such amounts to reimburse the Issuing Lender for the amount of such drawing. In the event the amount deposited in the Collateral Account pursuant to this Section 3(b) exceeds the maximum amount available to be drawn under all Letters of Credit, Secured Party shall apply such excess amount then on deposit in the Collateral Account in accordance with subsection 2.4D of the Credit Agreement.

          (c) Pledgor shall, promptly after initiating a transfer of funds to the Collateral Account, give notice to Secured Party by telefacsimile of the date, amount and method of delivery of such deposit.

SECTION 4. Pledge of Security for Secured Obligations.

          Pledgor hereby pledges and assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of Pledgor's right, title and interest in and to the Collateral as collateral security for the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of all Secured Obligations.

SECTION 5. No Investment of Amounts in the Collateral Account;
Interest on Amounts in the Collateral Account.

          (a) Cash held by Secured Party in the Collateral Account shall not be invested by Secured Party but instead shall be maintained as a cash deposit in the Collateral Account pending application thereof as elsewhere provided in this Agreement.

          (b) To the extent permitted under Regulation Q of the Board of Governors of the Federal Reserve System, any cash held in the Collateral Account shall bear interest at the standard

                                     XVIII-3
rate paid by Secured Party to its customers for deposits of like amounts and terms.

          (c) Subject to Secured Party's rights under Section 12, any interest earned on deposits of cash in the Collateral Account in accordance with subsection 5(b) shall be deposited directly into and held in the Collateral Account.

SECTION 6. Representations and Warranties.

          Pledgor represents and warrants as follows:

          (a) Ownership of Collateral. Pledgor is (or at the time of transfer thereof to Secured Party will be) the legal and beneficial owner of the Collateral from time to time transferred by Pledgor to Secured Party, free and clear of any Lien except for the security interest created by this Agreement.

          (b) Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the grant by Pledgor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by Pledgor, or (iii) the perfection of or the exercise by Secured Party of its rights and remedies hereunder (except as may have been taken by or at the direction of Pledgor).

          (c) Perfection. The pledge and assignment of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations.

          (d) Other Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Pledgor with respect to the Collateral is accurate and complete in all respects.


                                     XVIII-4

SECTION 7. Further Assurances.

          Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Pledgor will: (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (b) at Secured Party's request, appear in and defend any action or proceeding that may affect Pledgor's beneficial title to or Secured Party's security interest in all or any part of the Collateral.

SECTION 8. Transfers and other Liens.

          Pledgor agrees that it will not (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral or (b) create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the security interest under this Agreement.

SECTION 9. Secured Party Appointed Attorney-in-Fact.

          Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Collateral without the signature of Pledgor.

SECTION 10. Secured Party May Perform.

          If Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgor under subsection 10.2 of the Credit Agreement.

SECTION 11. Standard of Care.

          The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any


                                     XVIII-5

Collateral, it being understood that Secured Party shall have no responsibility for (a) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral) to preserve rights against any parties with respect to any Collateral or (b) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property of like kind.

SECTION 12. Remedies.

          (a) If any Event of Default or Potential Event of Default shall have occurred and be continuing, Secured Party may (i) transfer any or all of the Collateral to an account established in Secured Party's name (whether at Secured Party or otherwise) or (ii) otherwise register title to any Collateral in the name of Secured Party or one of its nominees or agents, without reference to any interest of Pledgor.

          (b) If any Event of Default shall have occurred and be continuing, subject to the provisions of subsection 3(b), Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Collateral).

          (c) If the proceeds of any disposition of the Collateral are insufficient to pay all the Secured Obligations, Pledgor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

          (d) Anything contained herein to the contrary notwithstanding, any of the Collateral consisting of cash held by Secured Party in the Collateral Account shall be subject to Secured Party's rights of set-off under subsection
10.4 of the Credit Agreement.

SECTION 13. Continuing Security Interest; Transfer of Loans.

          This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other

                                     XVIII-6

Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination Secured Party shall, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Secured Party, of such of the Collateral as shall not have been otherwise applied pursuant to the terms hereof.

SECTION 14. Secured Party as Administrative Agent.

          (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement.

          (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums held by Secured Party hereunder (which shall be deposited in a new Collateral Account established and maintained by such successor Secured Party), together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it

                                     XVIII-7
under this Agreement while it was Secured Party hereunder.

SECTION 15. Amendments; Etc.

          No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 16. Notices.

          Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex (with received answerback), or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Secured Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as provided in subsection 10.8 of the Credit Agreement.

SECTION 17.Failure or Indulgence Not Waiver;
Remedies Cumulative.

          No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 18. Severability.

          In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 19. Headings.

          Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 20. Governing Law; Terms.

                                     XVIII-8

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

SECTION 21. Counterparts.

          This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                     [Remainder of page intentionally left blank]








                                     XVIII-9

          IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              AURORA FOODS INC.


                              By: _________
                                  Name:
                                  Title:

                              THE CHASE MANHATTAN BANK,
                              as Secured Party

                              By: ___________
                              Name:
                              Title:









                                     XVIII-10

                                     EXHIBIT XIX

                        [FORM OF COLLATERAL ACCESS AGREEMENT]

                             COLLATERAL ACCESS AGREEMENT


                                           |
RECORDING REQUESTED BY:                    |
Simpson Thacher & Bartlett                 |
                                           |
AND WHEN RECORDED MAIL TO:                 |
Simpson Thacher & Bartlett                 |
425 Lexington Avenue                       |
New York, New York  10017                  |
Attn: Scott Lorinsky                       |
                                           |
Re: AURORA FOODS INC.                      |
-------------------------------------------------------------------------------
                                  Space above this line for recorder's use only



                 REAL PROPERTY HOLDER'S WAIVER AND CONSENT AGREEMENT

          This REAL PROPERTY HOLDER'S WAIVER AND CONSENT AGREEMENT (this "Agreement") is dated as of ____, [199_][200_] and entered into by __________________, a ___________________ ("Real Property Holder"), to and for
the benefit of THE CHASE MANHATTAN BANK, having offices at 270 Park Avenue, New York, New York 10017, as administrative agent (in such capacity, "Administrative Agent") for the financial institutions ("Lenders") which are or may hereafter become parties to the Credit Agreement (as hereinafter defined).

                                   R E C I T A L S


          C. [Aurora Foods Inc.] [Name of Subsidiary], a [_________] corporation ("Company"), has possession of and occupies all or a portion of the property described on Exhibit A annexed hereto (the "Premises").

          D. Company's interest in the Premises [arises under the lease agreement (the "Lease")][is subject to the [mortgage][deed of trust] (the "Mortgage")] more particularly described on Exhibit B annexed hereto, pursuant to which Real Property Holder has rights, upon the terms and conditions set forth therein, to take possession of, and otherwise assert control over, the Premises.

          E. Administrative Agent, Lenders, National Westminster Bank PLC, as Syndication Agent, and UBS AG, Stamford Branch, as Documentation Agent, have entered into that certain Third Amended and Restated Credit Agreement dated as of July 1, 1998 (said Third Amended and Restated Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time,

                                     XIX-1
being the "Credit Agreement") with [Company] [Aurora Foods Inc., a Delaware corporation of which Company is a subsidiary ("Borrower")] and Company has executed [a guaranty,] a security agreement and other collateral documents in relation to the Credit Agreement.

          F. [Company's guaranty of] the extensions of credit made by Lenders to [Company] [Borrower] under the Credit Agreement will be secured, in part, by all raw materials, work-in-process and finished goods inventory of Company (including all inventory of Company now or hereafter located on the Premises (the "Inventory")) and all equipment, machinery and other goods used in Company's business (including all equipment of Company now or hereafter located on the Premises (the "Equipment" and, together with the Inventory, the "Collateral")).

          G. Administrative Agent has requested that Real Property Holder execute this Agreement as a condition to the extension of credit to [Company] [Borrower] under the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Real Property Holder hereby represents and warrants to, and covenants and agrees with, Administrative Agent as follows:

          1. Real Property Holder hereby (a) waives and releases unto Administrative Agent and its successors and assigns any and all rights granted by or under any present or future laws to levy or distraint for rent or any other charges which may be due to Real Property Holder against the Collateral, and any and all other claims, liens and demands of every kind which it now has or may hereafter have against the Collateral, and (b) agrees that any rights it may have in or to the Collateral, no matter how arising (to the extent not effectively waived pursuant to clause (a) of this paragraph 1), shall be second and subordinate to the rights of Administrative Agent in respect thereof. Real Property Holder acknowledges that the Collateral is and will remain personal property and not fixtures even though it may be affixed to or placed on the Premises.

          2. Real Property Holder certifies that (a) Real Property Holder is the [landlord under the Lease][beneficiary under the Mortgage], (b) the [Lease][Mortgage] is in full force and effect and has not been amended, modified, or supplemented except as set forth on Exhibit B annexed hereto, (c) there is no defense, offset, claim or counterclaim by or in favor of Real Property Holder against Company under the [Lease][Mortgage] or against the obligations of Real Property Holder under the [Lease][Mortgage], (d) no notice of default has been given under or in connection with the [Lease][Mortgage] which has not been cured, and Real Property Holder has no knowledge of the occurrence of any other default under or in connection with the [Lease][Mortgage], and (e) except as disclosed to Administrative Agent, no portion of the Premises is encumbered in any way by any deed of trust or mortgage lien or ground or superior lease.

                                     XIX-2

          3. Real Property Holder consents to the installation or placement of the Collateral on the Premises, and Real Property Holder grants to Administrative Agent a license to enter upon and into the Premises to do any or all of the following with respect to the Collateral: assemble, have appraised, display, remove, maintain, prepare for sale or lease, repair, transfer, or sell (at public or private sale). In entering upon or into the Premises, Administrative Agent hereby agrees to indemnify, defend and hold Real Property Holder harmless from and against any and all claims, judgments, liabilities, costs and expenses incurred by Real Property Holder caused solely by Administrative Agent's entering upon or into the Premises and taking any of the foregoing actions with respect to the Collateral. Such costs shall include any damage to the Premises made by Administrative Agent in severing and/or removing the Collateral therefrom.

          4. Real Property Holder agrees that it will not prevent Administrative Agent or its designee from entering upon the Premises at all reasonable times to inspect or remove the Collateral. In the event that Real Property Holder has the right to, and desires to, obtain possession of the Premises [(either through expiration of the Lease or termination thereof due to the default of Company thereunder)] [(through the exercise of its rights under the Mortgage upon a default by Company thereunder)], Real Property Holder will deliver notice (the "Real Property Holder's Notice") to Administrative Agent to that effect. Within the 45 day period after Administrative Agent receives the Real Property Holder's Notice, Administrative Agent shall have the right, but not the obligation, to cause the Collateral to be removed from the Premises. During such 45 day period, Real Property Holder will not remove the Collateral from the Premises nor interfere with Administrative Agent's actions in removing the Collateral from the Premises or Administrative Agent's actions in otherwise enforcing its security interest in the Collateral. Notwithstanding anything to the contrary in this paragraph, Administrative Agent shall at no time have any obligation to remove the Collateral from the Premises.

          5. Real Property Holder shall send to Administrative Agent a copy of any notice of default under the [Lease][Mortgage] sent by Real Property Holder to Company. In addition, Real Property Holder shall send to Administrative Agent a copy of any notice received by Real Property Holder of a breach or default under any other lease, mortgage, deed of trust, security agreement or other instrument to which Real Property Holder is a party which may affect Company's rights in, or possession of, the Premises.

          6. All notices to Administrative Agent under this Agreement shall be in writing and sent to Administrative Agent at its address set forth on the signature page hereof by telefacsimile, by United States mail, or by overnight delivery service.

          7.  The provisions of this Agreement shall continue in

                                     XIX-3
effect until Real Property Holder shall have received Administrative Agent's written certification that all amounts advanced under the Credit Agreement have been paid in full.

          8. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflicts of laws principles.








                                     XIX-4

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the day and year first set forth above.

                                         [NAME OF REAL PROPERTY HOLDER]



                                         By:  ____________________
                                              Name:
                                              Title:

          By its acceptance hereof, as of the day and year first set forth above, Administrative Agent agrees to be bound by the provisions hereof.

                                        THE CHASE MANHATTAN BANK,
                                        as Administrative Agent


                                        By:  _______________________
                                             Name:
                                             Title:










                                     XIX-5

                       EXHIBIT A TO COLLATERAL ACCESS AGREEMENT


                            LEGAL DESCRIPTION OF PREMISES










                                     XIX-6

                       EXHIBIT B TO COLLATERAL ACCESS AGREEMENT


                          DESCRIPTION OF [LEASE] [MORTGAGE]














                                     XIX-7

                                      EXHIBIT XX

                                  [FORM OF MORTGAGE]



                                                           Erie, Pennsylvania


                                       OPEN-END
                                       MORTGAGE


                                         from


                            AURORA FOODS INC., Mortgagor


                                          to


             THE CHASE MANHATTAN BANK, as Administrative Agent, Mortgagee



                               DATED AS OF JULY 1, 1998





                          After recording, please return to:
                              Simpson Thacher & Bartlett
                                 425 Lexington Avenue
                              New York, New York  10017

                           ATTN:  Emily R. Steinman, Esq.





                                     XIX-1

                                                                          [Erie]

                       OPEN-END MORTGAGE AND SECURITY AGREEMENT



          THIS MORTGAGE, dated as of June ___, 1998 is made by AURORA FOODS INC., a Delaware corporation ("Mortgagor"), whose address is 445 Hutchinson Avenue, Columbus, Ohio 43235, to THE CHASE MANHATTAN BANK, a New York banking corporation, whose address is 270 Park Avenue, New York, New York 10017, as Agent (in such capacity, "Mortgagee") for itself and for the several banks and financial institutions from time to time parties to that certain Third Amended and Restated Credit Agreement dated as of the date hereof among Mortgagor, the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender"), National Westminster Bank PLC, as Syndication Agent, UBS AG, Stamford Branch, as Documentation Agent and Mortgagee (as the same may be amended, restated, supplemented, modified or replaced from time to time, the "Credit Agreement"). References to this "Mortgage" shall mean this instrument and any and all renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders and replacements of this instrument. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Credit Agreement.

                                      Background

          WHEREAS, Mortgagor proposes to (i) issue equity of Mortgagor in an initial public offering (the "Initial Public Offering"), (ii) issue a rule 144A private placement or a public offering of at least $200,000,000 principal amount of New Subordinated Notes and (iii) refinance certain of its existing Indebtedness (collectively, the "Transactions");

          WHEREAS, as of the date of the Initial Public Offering, Mortgagor will be the survivor of mergers involving A Foods, Holdings, Mortgagor, VDK Holdings and Van de Kamp's;

          WHEREAS, Mortgagor has requested that Mortgagee and the Lenders enter into the Credit Agreement to provide a portion of the funds required to (i) refinance the existing Indebtedness under the Existing Credit Agreement, (ii) reduce the VDK Subordinated Notes, (iii) pay the Transaction Costs and (iv) provide for the working capital requirements and for general corporate purposes of Mortgagor and its Subsidiaries;

          WHEREAS, Mortgagor is the fee owner of the parcel(s) of real property together with the improvements located thereon (the "Improvements") described on Schedule A attached hereto (the "Real Estate"); and

          WHEREAS, pursuant to the terms of the Credit Agreement, the Lenders have agreed, among other things, to make the Term Loans, Revolving Loans and Swing Line Loans to, and the Issuing Lender has agreed to issue the Letters of Credit for the account of, Mortgagor on the condition (among others) that Mortgagor grant to Mortgagee a first lien upon and perfected security interest in, among other things, all estate, right, title and interest of the Mortgagor in and to the Real Estate pursuant to the terms hereof;

          NOW THEREFORE, in consideration of the premises and for the sum of Ten Dollars ($10.00), the receipt and sufficiency of which is hereby acknowledged, Mortgagor hereby agrees as follows:

                                   Granting Clauses

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor agrees that to secure:

          (a) the repayment of principal of and interest on (including, without limitation, accruing at the then applicable rate provided in the Credit Agreement after maturity of the Loans and reimbursement obligations under the Letters of Credit and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations (including the reimbursement Obligations under the Letters of Credit) and liabilities of Mortgagor to Mortgagee, the Issuing Lender and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the Loans, the Letters of Credit, the other Loan Documents, any Interest Rate Agreement entered into by Mortgagor with any Lender, any cash management services agreement entered into by Mortgagor with any Lender or any Affiliate of any Lender, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees, charges and disbursements of counsel to the Agent, the Issuing Lender or any Lender that are required to be paid by any Loan Party pursuant to the Credit Agreement, any other Loan Document or any such Interest Rate Agreement or cash management services agreement entered into by Mortgagor with any Lender or any Affiliate of any Lender) (the items set forth above being referred to collectively as the "Indebtedness"); and

          (b) the performance of all covenants, agreements, obligations and liabilities of Mortgagor (the "Obligations") under or pursuant to the provisions of the Credit Agreement, the Notes, the Loans, the Letters of Credit, this Mortgage, any other document securing payment of the Indebtedness (the "Security Documents"), any other Loan Document or any such Interest Rate Agreement or cash management services agreement entered into by Mortgagor with any Lender or any Affiliate of any Lender and any amendments, supplements, extensions, renewals, restatements, replacements or modifications of any of the foregoing (the Credit Agreement, the Notes, the Loans, the Letters of Credit, the applications for Letters of Credit, this Mortgage and all other documents and instruments from time to time evidencing, securing or guaranteeing the payment of the Indebtedness or the performance of the Obligations, as any of the same may be amended, supplemented, extended, renewed, restated, replaced or modified from time to time, are collectively referred to as the "Loan Documents"); and

MORTGAGOR HEREBY GRANTS TO MORTGAGEE A LIEN UPON AND A SECURITY INTEREST IN, AND HEREBY MORTGAGES, GRANTS, ASSIGNS, TRANSFERS AND SETS OVER TO MORTGAGEE:

          (A)  the Real Estate;

          (B) all the estate, right, title, claim or demand whatsoever of Mortgagor, in possession or expectancy, in and to the Real Estate or any part thereof;

          (C) all right, title and interest of Mortgagor in, to and under all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water and riparian rights, development rights, air rights, mineral rights, oil and gas rights and all estates, rights, titles, interests, privileges, licenses, tenements, hereditaments and appurtenances belonging, relating or appertaining to the Real Estate, and any reversions, remainders, rents, issues, profits and revenue thereof and all land lying in the bed of any street, road or avenue, in front of or adjoining the Real Estate to the center line thereof;

          (D) all of the fixtures, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings and articles of personal property of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by Mortgagor and now or subsequently attached to, or contained in or used in any way in connection with any operation or letting of the Real Estate, including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, artwork, carpets, rugs, storm doors and windows, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), telephones, communication systems (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description (all of the foregoing in this paragraph (D) being referred to as the "Equipment");

          (E) all right, title and interest of Mortgagor in and to all substitutes and replacements of, and all additions and improvements to, the Real Estate and the Equipment, subsequently acquired by or released to Mortgagor or constructed, assembled or placed by Mortgagor on the Real Estate, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials owned by the Mortgagor and to be incorporated in or on the Real Estate whether stored at the Real Estate or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor;

          (F) all right, title and interest of Mortgagor in, to and under all leases, subleases, underlettings, concession agreements, management agreements, licenses and other agreements relating to the use or occupancy of the Real Estate or the Equipment or any part thereof, now existing or subsequently entered into by Mortgagor and whether written or oral and all guarantees of any of the foregoing (collectively, as any of the foregoing may be amended, restated, extended, renewed or modified from time to time, the "Leases"), and all rights of Mortgagor in respect of cash and securities deposited thereunder and the right to receive and collect the revenues, income, rents, issues and profits thereof, together with all other rents, royalties, issues, profits, revenue, income and other benefits arising from the use and enjoyment of the Mortgaged Property (as defined below) (collectively, the "Rents");

          (G) all trade names, trade marks, logos, copyrights, good will and books and records relating to or used in connection with the ownership and operation of the Real Estate or the Equipment or any part thereof; all general intangibles related to the ownership and operation of the Improvements now existing or hereafter arising;

          (H) all unearned premiums under insurance policies now or subsequently obtained by Mortgagor relating to the Real Estate or Equipment and Mortgagor's interest in and to all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds, subject to the provisions relating to insurance generally set forth below; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Real Estate or Equipment for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Estate or any easement or other right therein;

          (I) all right, title and interest of Mortgagor in and to (i) all contracts from time to time executed by Mortgagor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Estate or Equipment or any part thereof and all agreements relating to the purchase or lease of any portion of the Real Estate or any property which is adjacent or peripheral to the Real Estate, together with the right to exercise such options and all leases of Equipment (collectively, the "Contracts"), (ii) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Real Estate or any part thereof (collectively, the "Permits") and (iii) all drawings, plans, specifications and similar or related items relating to the Real Estate (collectively, the "Plans");

          (J) any and all monies now or subsequently on deposit for the payment of real estate taxes or special assessments against the Real Estate or for the payment of premiums on insurance policies covering the foregoing property or otherwise on deposit with or held by Mortgagee as provided in this Mortgage; all capital, operating, reserve or similar accounts held by or on behalf of Mortgagor and related to the ownership and operation of the Mortgaged Property, whether now existing or hereafter arising and all monies held in any of the foregoing accounts and any certificates or instruments related to or evidencing such accounts;

          (K) all accounts and revenues arising from the operation of the rental Improvements including, without limitation, (i) any right to payment now existing or hereafter arising for rental of hotel rooms or other space or for goods sold or leased or for services rendered, whether or not yet earned by performance, arising from the operation of the Improvements or any other facility on the Mortgaged Property and (ii) all rights to payment from any consumer credit-charge card organization or entity including, without limitation, payments arising from the use of the American Express Card, the Visa Card, the Carte Blanche Card, the Mastercard or any other credit card, including those now existing or hereafter created, substitutions therefor, proceeds thereof (whether cash or non-cash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof and any and all of the foregoing and proceeds therefrom; and

          (L)  all proceeds, both cash and noncash, of the foregoing;

          (All of the foregoing property and rights and interests now owned or held or subsequently acquired by Mortgagor and described in the foregoing clauses (A) through (E) are collectively referred to as the "Premises", and those described in the foregoing clauses (A) through (L) are collectively referred to as the "Mortgaged Property").

          TO HAVE AND TO HOLD the Mortgaged Property and the rights and privileges hereby mortgaged unto Mortgagee, its successors and assigns for the uses and purposes set forth, until the Indebtedness is fully paid and the Obligations fully performed or otherwise discharged.

                                 Terms and Conditions

          Mortgagor further represents, warrants, covenants and agrees with Mortgagee as follows:

          0.1 Warranty of Title. Mortgagor warrants that Mortgagor has good title to the Real Estate in fee simple and good title to the rest of the Mortgaged Property, subject only to the matters that are set forth in Schedule B of the title insurance policy or policies being issued to Mortgagee to insure the lien of this Mortgage (the "Permitted Exceptions") or any Permitted Liens under the Loan Documents and Mortgagor shall warrant, defend and preserve such title and the lien of the Mortgage thereon against all claims of all persons and entities. Mortgagor further warrants that it has the right to mortgage the Mortgaged Property.

          0.2 Payment of Indebtedness. Mortgagor shall pay the Indebtedness at the times and places and in the manner specified in the Credit Agreement and shall perform all the Obligations as required under the Loan Documents.

          0.3 Requirements.

          (a) Mortgagor shall promptly comply with, or cause to be complied with, and conform to all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements applicable to the Mortgaged Property, and irrespective of the nature of the work to be done, of each of the United States of America, any State and any municipality, local government or other political subdivision thereof and any agency, department, bureau, board, commission or other instrumentality of any of them, now existing or subsequently created (collectively, "Governmental Authority") which has jurisdiction over the Mortgaged Property and all covenants, restrictions and conditions now or later of record which may be applicable to any of the Mortgaged Property, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any of the Mortgaged Property. All present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements of every Governmental Authority applicable to Mortgagor or to any of the Mortgaged Property and all covenants, restrictions, and conditions which now or later may be applicable to any of the Mortgaged Property are collectively referred to as the "Legal Requirements".

          (b) From and after the date of this Mortgage, Mortgagor shall not by act or omission permit any building or other improvement on any premises not subject to the lien of this Mortgage to rely on the Premises or any part thereof or any interest therein to fulfill any Legal Requirement, and Mortgagor hereby assigns to Mortgagee any and all rights to give consent for all or any portion of the Premises or any interest therein to be so used. Mortgagor shall not by act or omission impair the integrity of any of the Real Estate as a single zoning lot separate and apart from all other premises. Mortgagor represents that each parcel of the Real Estate constitutes a legally subdivided lot, in compliance with all subdivision laws and similar Legal Requirements. Any act or omission by Mortgagor which would result in a violation of any of the provisions of this subsection shall be void.

          0.4 Payment of Taxes and Other Impositions. (a) Promptly when due, Mortgagor shall pay and discharge all taxes of every kind and nature (including, without limitation, all real and personal property, income, franchise, withholding, transfer, gains, profits and gross receipts taxes), all charges for any easement or agreement maintained for the benefit of any of the Mortgaged Property, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges and all other public charges even if unforeseen or extraordinary, imposed upon or assessed against or which may become a lien on any of the Mortgaged Property, or arising in respect of the occupancy, use or possession thereof, together with any penalties or interest on any of the foregoing (all of the foregoing are collectively referred to as the "Impositions"). Mortgagor shall within 10 business days after request by Mortgagee deliver to Mortgagee (i) original or copies of receipted bills and cancelled checks evidencing payment of such Imposition if it is a real estate tax or other public charge and (ii) evidence reasonably acceptable to Mortgagee showing the payment of any other such Imposition. If by law any Imposition, at Mortgagor's option, may be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Mortgagor may elect to pay such Imposition in such installments and shall be responsible for the payment of such installments with interest, if any.

          (b) Nothing herein shall affect any right or remedy of Mortgagee under this Mortgage or otherwise, without notice or demand to Mortgagor, to pay any Imposition after the date such Imposition shall have become due, and to add to the Indebtedness the amount so paid, together with interest from the time of payment at the rate of interest set forth in Section 4.4 (c) of the Credit Agreement (the "Default Rate"). Any sums paid by Mortgagee in discharge of any Impositions shall be (i) a lien on the Premises secured hereby prior to any right or title to, interest in, or claim upon the Premises subordinate to the lien of this Mortgage, and (ii) payable on demand by Mortgagor to Mortgagee together with interest at the Default Rate as set forth above.

          (c) Mortgagor shall not claim, demand or be entitled to receive any credit or credits toward the satisfaction of this Mortgage or on any interest payable thereon for any taxes assessed against the Mortgaged Property or any part thereof, and shall not claim any deduction from the taxable value of the Mortgaged Property by reason of this Mortgage.

          (d) Mortgagor shall have the right before any delinquency occurs to contest or object in good faith to the amount or validity of any Imposition by appropriate legal proceedings, but such right shall not be deemed or construed in any way as relieving, modifying, or extending Mortgagor's covenant to pay any such Imposition at the time and in the manner provided in this Section unless
(i) Mortgagor has given prior written notice to Mortgagee of Mortgagor's intent so to contest or object to an Imposition, (ii) Mortgagor shall demonstrate to Mortgagee's satisfaction that the legal proceedings shall operate conclusively to prevent the sale of the Mortgaged Property, or any part thereof, to satisfy such Imposition prior to final determination of such proceedings and (iii) Mortgagor shall furnish a good and sufficient bond or surety or other security as requested by and reasonably satisfactory to Mortgagee in the amount of the Impositions which are being contested plus any interest and penalty which may be imposed thereon and which could become a lien against the Real Estate or any part of the Mortgaged Property.

          (e) Upon written notice to Mortgagor, Mortgagee after an Event of Default (as defined below) shall be entitled to require Mortgagor to pay monthly in advance to Mortgagee the equivalent of 1/12th of the estimated annual Impositions. Mortgagee shall keep such funds in a separate account, and Mortgagor shall not be entitled to interest thereon. Mortgagee shall use such funds to pay the Impositions as they become due and any funds remaining may be applied by Mortgagee, in its sole discretion, to the Indebtedness in the reverse order of Maturity.

          0.5 Insurance. (a) Mortgagor shall maintain or cause to be maintained on all of the Premises

          (i) property insurance against loss or damage by fire, lightning, windstorm, tornado, water damage, flood, earthquake and by such other further risks and hazards as now are or subsequently may be covered by an "all risk" policy or a fire policy covering "special" causes of loss. The policy shall include building ordinance law endorsements and the policy limits shall be automatically reinstated after each loss;

         (ii) comprehensive general liability insurance under a policy including the "broad form CGL endorsement" (or which incorporates the language of such endorsement), covering all claims for personal injury, bodily injury or death, or property damage occurring on, in or about the Premises in an amount not less than $10,000,000 combined single limit with respect to injury and property damage relating to any one occurrence plus such excess limits as Mortgagee shall reasonably request from time to time;

        (iii) when and to the extent required by Mortgagee, insurance against loss or damage by any other risk commonly insured against by persons occupying or using like properties in the locality or localities in which the Real Estate is situated;

         (iv) insurance against rent loss, extra expense or business interruption (and/or soft costs, in the case of new construction), to the extent applicable, in amounts reasonably satisfactory to Mortgagee, but not less than one year's gross rent or gross income;

          (v) during the course of any construction or repair of Improvements, comprehensive general liability insurance under a policy including the "broad form CGL endorsement" (or which incorporates the language of such endorsement), (including coverage for elevators and escalators, if any). The policy shall include coverage for independent contractors and completed operations. The completed operations coverage shall stay in effect for two years after construction of any Improvements has been completed. The policy shall provide coverage on an occurrence basis against claims for personal injury, including, without limitation, bodily injury, death or property damage occurring on, in or about the Premises and the adjoining streets, sidewalks and passageways, such insurance to afford immediate minimum protection to a limit of not less than that reasonably required by Mortgagee with respect to personal injury, bodily injury or death to any one or more persons or damage to property;

         (vi) during the course of any construction or repair of the Improvements, workers' compensation insurance (including employer's liability insurance) for all employees of Mortgagor (or Mortgagor's contractors) engaged on or with respect to the Premises in such amounts as are required by law;

        (vii) during the course of any construction, addition, alteration or repair of the Improvements, builder's risk completed value form insurance against "all risks of physical loss," including collapse, water damage, flood and earthquake and transit coverage, during construction or repairs of the Improvements, with deductible approved by Mortgagee, in nonreporting form, covering the total value of work performed and equipment, supplies and materials furnished (with an appropriate limit for soft costs in the case of construction);

       (viii) boiler and machinery property insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, air conditioning and elevator equipment and escalator equipment, provided the Improvements contain equipment of such nature, and insurance against rent, extra expense, business interruption and soft costs, if applicable, arising from any such breakdown, in such amounts as are reasonably satisfactory to Mortgagee but not less than the lesser of $1,000,000 or 10% of the value of the Improvements;

         (ix) if any portion of the Premises are located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, flood insurance in an amount reasonably satisfactory to Mortgagee, but in no event less than the maximum limit of coverage available under the National Flood Insurance Act of 1968, as amended; and

          (x) such other insurance in such amounts as Mortgagee may reasonably request from time to time.

Each insurance policy (other than flood insurance written under the National Flood Insurance Act of 1968, as amended, in which case to the extent available) shall (i) provide that it shall not be cancelled, non-renewed or materially amended without 30-days' prior written notice to Mortgagee, and (ii) with respect to all property insurance, provide for deductibles not to exceed $25,000, contain a "Replacement Cost Endorsement" without any deduction made for depreciation and with no co-insurance penalty (or attaching an agreed amount endorsement satisfactory to Mortgagee), with loss payable solely to Mortgagee (modified, if necessary, to provide that proceeds in the amount of replacement cost may be retained by Mortgagee without the obligation to rebuild) as its interest may appear, without contribution, under a "standard" or "New York" type mortgagee clause acceptable to Mortgagee and be written by insurance companies having an A.M. Best Company, Inc. rating of A or higher and a financial size category of not less than XII, or otherwise as approved by Mortgagee. Liability insurance policies shall name Mortgagee as an additional insured and contain a waiver of subrogation against Mortgagee; all such policies shall indemnify and hold Mortgagee harmless from all liability claims occurring on, in or about the Premises and the adjoining streets, sidewalks and passageways. The amounts of each insurance policy and the form of each such policy shall at all times be satisfactory to Mortgagee. Each policy shall expressly provide that any proceeds which are payable to Mortgagee shall be paid by check payable to the order of Mortgagee only and requiring the endorsement of Mortgagee only. If any required insurance shall expire, be withdrawn, become void by breach of any condition thereof by Mortgagor or by any lessee of any part of the Mortgaged Property or become void or unsafe by reason of the failure or impairment of the capital of any insurer, or if for any other reason whatsoever such insurance shall become unsatisfactory to Mortgagee (based on the standards set forth herein), Mortgagor shall immediately obtain new or additional insurance satisfactory to Mortgagee (based on the standards set forth herein). Mortgagor shall not take out any separate or additional insurance which is contributing in the event of loss unless it is properly endorsed and otherwise satisfactory to Mortgagee in all respects.

          (b) Mortgagor shall deliver to Mortgagee an original of each insurance policy required to be maintained, or a certificate of such insurance reasonably acceptable to Mortgagee, together with a copy of the declaration page for each such policy. Mortgagor shall (i) pay as they become due all premiums for such insurance, (ii) not later than 15 days prior to the expiration of each policy to be furnished pursuant to the provisions of this Section, deliver a renewed policy or policies, or duplicate original or originals thereof, marked
"premium paid," or accompanied by such other evidence of payment satisfactory to Mortgagee with standard non-contributory mortgage clauses in favor of and reasonably acceptable to Mortgagee. Upon request of Mortgagee, Mortgagor shall cause its insurance underwriter or broker to certify to Mortgagee in writing that all the requirements of this Mortgage governing insurance have been satisfied.

          (c) If Mortgagor is in default of its obligations to insure or deliver any such prepaid policy or policies, then Mortgagee, at its option and without notice, may effect such insurance from year to year, and pay the premium or premiums therefor, and Mortgagor shall pay to Mortgagee on demand such premium or premiums so paid by Mortgagee with interest from the time of payment at the Default Rate and the same shall be deemed to be secured by this Mortgage and shall be collectible in the same manner as the Indebtedness secured by this Mortgage.

          (d) Mortgagor shall increase the amount of property insurance required to equal 100% replacement cost pursuant to the provisions of this Section at the time of each renewal of each policy (but not later than 12 months from the date of this Mortgage and each successive 12 month period to occur thereafter) by using the F.W. Dodge Building Index to determine whether there shall have been an increase in the replacement value since the most recent adjustment and, if there shall have been such an increase, the amount of insurance required shall be adjusted accordingly.

          (e) Mortgagor promptly shall comply with and conform to (i) all provisions of each such insurance policy, and (ii) all requirements of the insurers applicable to Mortgagor or to any of the Mortgaged Property or to the use, manner of use, occupancy, possession, operation, maintenance, alteration or repair of any of the Mortgaged Property. Mortgagor shall not use or permit the use of the Mortgaged Property in any manner which would permit any insurer to cancel any insurance policy or void coverage required to be maintained by this Mortgage.

          (f) If the Mortgaged Property, or any part thereof, shall be destroyed or damaged by fire or any other casualty, whether insured or uninsured, or in the event any claim is made against Mortgagor for any personal injury, bodily injury or property damage incurred on or about the Premises, Mortgagor shall give immediate notice thereof to Mortgagee. If the Mortgaged Property is damaged by fire or other casualty and the cost to repair such damage is less than the lesser of (i) 30% of the replacement cost of the Improvements at the affected Real Estate site and (ii) $2,000,000, then provided that no Event of Default shall have occurred and be continuing, Mortgagor shall have the right to adjust such loss, and the insurance proceeds relating to such loss may be paid over to Mortgagor; provided that Mortgagor shall, promptly after any such damage, repair all such damage regardless of whether any insurance proceeds have been received or whether such proceeds, if received, are sufficient to pay for the costs of repair.
If the Mortgaged Property is damaged by fire or other casualty, and the cost to repair such damage exceeds the above limit, or if an Event of Default shall have occurred and be continuing, then Mortgagor authorizes and empowers Mortgagee, at Mortgagee's option and in Mortgagee's sole discretion, as attorney-in-fact for Mortgagor, to make proof of loss, to adjust and compromise any claim under any insurance policy, to appear in and prosecute any action arising from any policy, to collect and receive insurance proceeds after consultation with Mortgagor, and to deduct therefrom Mortgagee's reasonable expenses incurred in the collection process. Each insurance company concerned is hereby authorized and directed to make payment for such loss directly to Mortgagee. Mortgagee shall have the right to require
Mortgagor to repair or restore the Mortgaged Property, and Mortgagor hereby designates Mortgagee as its attorney-in-fact for the purpose of making any election required or permitted under any insurance policy relating to repair or restoration. The insurance proceeds or any part thereof received by Mortgagee may be applied by Mortgagee toward reimbursement of all reasonable costs and expenses of Mortgagee in collecting such proceeds, and the balance, at Mortgagee's option in its sole and absolute discretion, to the principal
(to the installments in inverse order of maturity, if payable in installments) and interest due or to become due under the Notes, the Credit Agreement or the other Loan Documents, to fulfill any other Obligation of Mortgagor, to the restoration or repair of the property damaged, or released to Mortgagor. In the event Mortgagee elects to release such proceeds to Mortgagor, Mortgagor shall be obligated to use such proceeds to restore or repair the Mortgaged Property. Application by Mortgagee of any insurance proceeds toward the last maturing installments of principal and interest due or to become due on the Loans shall not excuse Mortgagor from making any regularly scheduled payments due thereunder, nor shall such application extend or reduce the amount of such payments.

          (g) In the event of foreclosure of this Mortgage or other transfer of title to the Mortgaged Property in extinguishment of the Indebtedness, all right, title and interest of Mortgagor in and to any insurance policies then in force shall pass to the purchaser or grantee and Mortgagor hereby appoints Mortgagee its attorney-in-fact, in Mortgagor's name, to assign and transfer all such policies and proceeds to such purchaser or grantee.

          (h) Upon written notice to Mortgagor, Mortgagee after an Event of Default shall be entitled to require Mortgagor to pay monthly in advance to Mortgagee the equivalent of 1/12th of the estimated annual premiums due on such insurance. Mortgagee shall keep such funds in a separate account and Mortgagor shall not be entitled to interest thereon. Mortgagee shall use such funds to pay the annual premiums as they become due and any funds remaining may be applied by Mortgagee, in its sole discretion, to the Indebtedness in reverse order of Maturity.

          (i) Mortgagor may maintain insurance required under this Mortgage by means of one or more blanket insurance policies maintained by Mortgagor; provided, however, that (A) any such policy shall specify, or Mortgagor shall furnish to Mortgagee a written statement from the insurer so specifying, the maximum amount of the total insurance afforded by such blanket policy that is allocated to the Premises and the other Mortgaged Property and any sublimits in such blanket policy applicable to the Premises and the other Mortgaged Property,
(B) each such blanket policy shall include an endorsement providing that, in the event of a loss resulting from an insured peril, insurance proceeds shall be allocated to the Mortgaged Property in an amount equal to the coverages required to be maintained by Mortgagor as provided above and (C) the protection afforded under any such blanket policy shall be no less than that which would have been afforded under a separate policy or policies relating only to the Mortgaged Property.

          0.6 Restrictions on Liens and Encumbrances. Except for the lien of this Mortgage, the Liens permitted under the Credit Agreement and the Permitted Exceptions, Mortgagor shall not further mortgage, nor otherwise encumber the Mortgaged Property nor create or suffer to exist any lien, charge or encumbrance on the Mortgaged Property, or any part thereof, whether superior or subordinate to the lien of this Mortgage and whether recourse or non-recourse.

          0.7 Due on Sale and Other Transfer Restrictions. Except as may be permitted in the Credit Agreement, Mortgagor shall not sell, transfer, convey or assign all or any portion of, or any interest in, the Mortgaged Property.

          0.8 Maintenance; No Alteration; Inspection; Utilities. (a) Mortgagor shall maintain or cause to be maintained all the Improvements in good condition and repair and shall not commit or suffer any waste of the Improvements. Mortgagor shall repair, restore, replace or rebuild promptly any part of the Premises which may be damaged or destroyed by any casualty whatsoever. The Improvements shall not be demolished or materially altered, nor any material additions built, without the prior written consent of Mortgagee, which, with respect to alterations or additions that do not materially and adversely affect the value of the Mortgaged Property or, in Mortgagee's discretion, interfere with the ongoing operations of the business conducted on the Mortgaged Property, will not be unreasonably withheld.

          (b) Mortgagee and any persons authorized by Mortgagee shall have the right to enter and inspect the Premises during normal business hours and the right to inspect all work done, labor performed and materials furnished in and about the Improvements and the right to inspect and make copies of all books, contracts and records of Mortgagor relating to the ownership and operation of the Mortgaged Property.

          (c) Mortgagor shall pay or cause to be paid when due all utility charges which are incurred for gas, electricity, water or sewer services furnished to the Premises and all other assessments or charges of a similar nature, whether public or private, affecting the Premises or any portion thereof, whether or not such assessments or charges are liens thereon.

          0.9 Condemnation/Eminent Domain. Immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Mortgaged Property, or any portion thereof, Mortgagor will notify Mortgagee of the pendency of such proceedings. Mortgagor authorizes Mortgagee, at Mortgagee's option and in Mortgagee's sole discretion, as attorney-in-fact for Mortgagor, to commence, appear in and prosecute, in Mortgagee's or Mortgagor's name, any action or proceeding relating to any condemnation of the Mortgaged Property, or any portion thereof, and to settle or compromise any claim in connection with such condemnation. If Mortgagee elects not to participate in such condemnation proceeding, then Mortgagor shall, at its expense, diligently prosecute any such proceeding and shall consult with Mortgagee, its attorneys and experts and cooperate with them in any defense of any such proceedings. All awards and proceeds of condemnation shall be assigned to Mortgagee to be applied in the same manner as insurance proceeds, as provided above, and Mortgagor agrees to execute any such assignments of all such awards as Mortgagee may request.

          0.10 Restoration. If Mortgagee elects to release funds to Mortgagor for restoration of any of the Mortgaged Property, then such restoration shall be performed only in accordance with the following conditions:

          (i) prior to the commencement of any restoration, the plans and specifications for such restoration, and the budgeted costs, shall be submitted to and approved by Mortgagee which approval shall not be unreasonably withheld;

         (ii) prior to making any advance of restoration funds, Mortgagee shall be satisfied that the remaining restoration funds, together with Mortgagor's own funds from insurance or otherwise, are sufficient to complete the restoration and to pay all related expenses, including interest on the Indebtedness and real estate taxes on the Premises, during restoration;

        (iii) at the time of any disbursement of the restoration funds, (A) no Event of Default (as defined below) shall then have occurred, (B) no mechanics' or materialmen's liens shall have been filed and remain undischarged, except those to be discharged by the disbursement of the requested restoration funds and (C) a satisfactory bring-down or continuation of title insurance on the Premises shall be delivered to Mortgagee;

         (iv) disbursements shall be made from time to time in an amount not exceeding the cost of the work completed since the last disbursement, upon Mortgagee's receipt of reasonably satisfactory evidence from Mortgagor (or its architect or contractor) of the stage of completion and of performance of the work in a good and workmanlike manner and in accordance with the contracts, plans and specifications acceptable to Mortgagee;

          (v) with respect to each advance of restoration funds, Mortgagee may retain 10% of the amount of such advance as a holdback until the restoration is fully completed;

         (vi) the restoration funds shall bear no interest and may be commingled with Mortgagee's other funds;

        (vii) Mortgagee may impose such other reasonable conditions as are customarily imposed by construction lenders; and

       (viii) any restoration funds remaining shall be retained by Mortgagee and may be applied by Mortgagee, in its sole discretion, to the Indebtedness in the inverse order of maturity.

          0.11 Leases. (a) Mortgagor shall not (i) execute an assignment or pledge of any Lease relating to all or any portion of the Mortgaged Property other than in favor of Mortgagee, or (ii) without the prior written consent of Mortgagee, execute or permit to exist any Lease of any of the Mortgaged Property.

          (b)  As to any Lease consented to by Mortgagee, Mortgagor shall:

          (i) promptly perform all of the provisions of the Lease on the part of the lessor thereunder to be performed;

          (ii) promptly enforce all of the provisions of the Lease on the part of the lessee thereunder to be performed;

          (iii) appear in and defend any action or proceeding arising under or in any manner connected with the Lease or the obligations of Mortgagor as lessor or of the lessee thereunder;

          (iv) exercise, within 5 business days after a request by Mortgagee, any right contained in the Lease to request from the lessee a certificate with respect to the status thereof;

          (v) simultaneously deliver to Mortgagee copies of any notices of default which Mortgagor may at any time forward to or receive from the lessee;

          (vi) promptly deliver to Mortgagee a fully executed counterpart of the Lease; and

          (vii) promptly deliver to Mortgagee, upon Mortgagee's request, an assignment of the Mortgagor's interest under such Lease.

          (c) Mortgagor shall deliver to Mortgagee, within 10 days after a request by Mortgagee, a written statement, certified by Mortgagor as being true, correct and complete, containing the names of all lessees and other occupants of the Mortgaged

Property, the terms of all Leases and the spaces occupied and rentals payable thereunder, and a list of all Leases which are then in default, including the nature and magnitude of the default; such statement shall be accompanied by credit information with respect to the lessees and such other information as Mortgagee may request.

          (d) All Leases entered into by Mortgagor after the date hereof, if any, and all rights of any lessees thereunder shall be subject and subordinate in all respects to the lien and provisions of this Mortgage unless Mortgagee shall otherwise elect in writing.

          (e) As to any Lease now in existence or subsequently consented to by Mortgagee, except to the extent expressly provided for in such Lease, Mortgagor shall not accept a surrender or terminate, cancel, rescind, supplement, alter, revise, modify or amend such Lease or permit any such action to be taken nor shall Mortgagor accept the payment of rent more than thirty (30) days in advance of its due date.

          (f) Each Lease entered into after the date hereof shall provide that any act or omission of Mortgagor that would give any lessee the right, immediately or after lapse of a period of time, to cancel or terminate such Lease, or to abate or offset against the payment of rent or to claim a partial or total eviction, such lessee shall not exercise such right until it has given written notice of such act or omission to Mortgagee and until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice without a remedy being effected.

          (g) Each Lease entered into after the date hereof shall provide that in the event of the enforcement by Mortgagee of any remedy under this Mortgage, the lessee shall, if requested by Mortgagee or any other person succeeding to the interest of Mortgagee as a result of such enforcement, attorn to Mortgagee or to such person and shall recognize Mortgagee or such successor in interest as lessor under the Lease without change in the provisions thereof; provided, however, that Mortgagee or such successor in interest shall not be: (i) bound by any payment of an installment of rent or additional rent which may have been made more than 30 days before the due date of such installment; (ii) bound by any amendment or modification to the Lease made without the consent of Mortgagee or such successor in interest; (iii) liable for any previous act or omission of Mortgagor (or its predecessors in interest); (iv) responsible for any monies owing by Mortgagor to the credit of such lessee or subject to any credits, offsets, claims, counterclaims, demands or defenses which the lessee may have against Mortgagor (or its predecessors in interest); (v) bound by any covenant to undertake or complete any construction of the Premises or any portion thereof; or (vi) obligated to make any payment to such lessee other than any security deposit actually delivered to Mortgagee or such successor in interest. Each lessee or other occupant, upon request by Mortgagee or such successor in interest, shall execute and deliver an instrument or instruments confirming such attornment. To the extent permitted by law, subsections (d)-(g) of this Section shall be self-operative and any failure of any Lease to include such language shall not impair the binding effect of such provisions on any lessee under such Lease.

          0.12 Further Assurances. To further assure Mortgagee's rights under this Mortgage, Mortgagor agrees upon demand of Mortgagee to do any act or execute any additional documents (including, but not limited to, security agreements on any personalty included or to be included in the Mortgaged Property and a separate assignment of each Lease in recordable form) as may reasonably be required by Mortgagee to confirm the lien of this Mortgage and all other rights or benefits conferred on Mortgagee.

          0.13 Mortgagee's Right to Perform. If Mortgagor fails to perform any of the covenants or agreements of Mortgagor within the time period provided herein for such performance, Mortgagee, without waiving or releasing Mortgagor from any obligation or default under this Mortgage, may, at any time (but shall be under no obligation to) pay or perform the same, and the amount or cost thereof, with interest at the Default Rate, shall immediately be due from Mortgagor to Mortgagee and the same shall be secured by this Mortgage and shall be a lien on the Mortgaged Property prior to any right, title to, interest in or claim upon the Mortgaged Property attaching subsequent to the lien of this Mortgage. No payment or advance of money by Mortgagee under this Section shall be deemed or construed to cure Mortgagor's default or waive any right or remedy of Mortgagee.

          0.14 Events of Default. The occurrence of an Event of Default under the Credit Agreement shall constitute an Event of Default hereunder.

          0.15 Remedies.

          (a) Upon the occurrence of any Event of Default, in addition to any other rights and remedies Mortgagee may have pursuant to the Loan Documents, or as provided by law, and without limitation, the Indebtedness and all other amounts payable with respect to the Loans, the Letters of Credit, the Credit Agreement, this Mortgage, the other Security Documents and the other Loan Documents shall become due and payable as provided in the Credit Agreement. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived. In addition, upon the occurrence of any Event of Default, Mortgagee may immediately take such action, without notice or demand (to the extent permitted by law), as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Mortgaged Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such manner as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

          (i) Mortgagee may, to the extent permitted by applicable law, (A) institute and maintain an action of mortgage foreclosure against all or any part of the Mortgaged Property, (B) institute and maintain an action on the Notes, the Credit Agreement or any other Loan Document, (C) sell all or part of the Mortgaged Property (Mortgagor expressly granting to Mortgagee the power of sale), or (D) take such other action at law or in equity for the enforcement of this Mortgage or any of the Loan Documents as the law may allow. Mortgagee may proceed in any such action to final judgment and execution thereon for all sums due hereunder, together with interest thereon at the Default Rate and all costs of suit, including, without limitation, reasonable attorneys' fees and disbursements. Interest at the Default Rate shall be due on any judgment obtained by Mortgagee from the date of judgment until actual payment is made of the full amount of the judgment.

          (ii) Mortgagee may personally, or by its agents, attorneys and employees and without regard to the adequacy or inadequacy of the Mortgaged Property or any other collateral as security for the Indebtedness and Obligations enter into and upon the Mortgaged Property and each and every part thereof and exclude Mortgagor and its agents and employees therefrom without liability for trespass, damage or otherwise (Mortgagor hereby agreeing to surrender possession of the Mortgaged Property to Mortgagee upon demand at any such time) and use, operate, manage, maintain and control the Mortgaged Property and every part thereof. Following such entry and taking of possession, Mortgagee shall be entitled, without limitation, (x) to lease all or any part or parts of the Mortgaged Property for such periods of time and upon such conditions as Mortgagee may, in its discretion, deem proper, (y) to enforce, cancel or modify any Lease and (z) generally to execute, do and perform any other act, deed, matter or thing concerning the Mortgaged Property as Mortgagee shall deem appropriate as fully as Mortgagor might do.

          (b) The holder of this Mortgage, in any action to foreclose it, shall be entitled to the appointment of a receiver. In case of a foreclosure sale, the Real Estate may be sold, at Mortgagee's election, in one parcel or in more than one parcel and Mortgagee is specifically empowered, (without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the Mortgaged Property to be held.

          (c) In the event of any breach of any of the covenants, agreements, terms or conditions contained in this Mortgage, and notwithstanding to the contrary any exculpatory or non-recourse language which may be contained herein, Mortgagee shall be entitled to enjoin such breach and obtain specific performance of any covenant, agreement, term or condition and Mortgagee shall have the right to invoke any equitable right or remedy as though other remedies were not provided for in this Mortgage.

          0.16 Right of Mortgagee to Credit Sale. Upon the occurrence of any sale made under this Mortgage, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof. In lieu of paying cash therefor, Mortgagee may make settlement for the purchase price by crediting upon the Indebtedness or other sums secured by this Mortgage the net sales price after deducting therefrom the expenses of sale and the cost of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage. In such event, this Mortgage, the Notes, the Credit Agreement, the other Loan Documents and documents evidencing expenditures secured hereby may be presented to the person or persons conducting the sale in order that the amount so used or applied may be credited upon the Indebtedness as having been paid.

          0.17 Appointment of Receiver. If an Event of Default shall have occurred and be continuing, Mortgagee as a matter of right and without notice to Mortgagor, unless otherwise required by applicable law, and without regard to the adequacy or inadequacy of the Mortgaged Property or any other collateral as security for the Indebtedness and Obligations or the interest of Mortgagor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers or other manager of the Mortgaged Property. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Mortgagee in case of entry as provided in this Mortgage, including, without limitation and to the extent permitted by law, the right to enter into leases of all or any part of the Mortgaged Property, and shall continue as such and exercise all such powers until the date of confirmation of sale of the Mortgaged Property unless such receivership is sooner terminated.

          0.18 Extension, Release, etc. (a) Without affecting the lien or charge of this Mortgage upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of the Indebtedness, Mortgagee may, from time to time and without notice, agree to (i) release any person liable for the Indebtedness, (ii) extend the maturity or alter any of the terms of the Indebtedness or any guaranty thereof, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed, at any time at Mortgagee's option any parcel, portion or all of the Mortgaged Property, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto. If at any time this Mortgage shall secure less than all of the principal amount of the Indebtedness, it is expressly agreed that any repayments of the principal amount of the Indebtedness shall not reduce the amount of the lien of this Mortgage until the lien amount shall equal the principal amount of the Indebtedness outstanding.

          (b) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect the lien of this Mortgage or any liens, rights, powers or remedies of

Mortgagee hereunder, and such liens, rights, powers and remedies shall continue unimpaired.

          (c) If Mortgagee shall have the right to foreclose this Mortgage, Mortgagor authorizes Mortgagee at its option to foreclose the lien of this Mortgage subject to the rights of any tenants of the Mortgaged Property. The failure to make any such tenants parties defendant to any such foreclosure proceeding and to foreclose their rights will not be asserted by Mortgagor as a defense to any proceeding instituted by Mortgagee to collect the Indebtedness or to foreclose the lien of this Mortgage.

          (d) Unless expressly provided otherwise, in the event that ownership of this Mortgage and title to the Mortgaged Property or any estate therein shall become vested in the same person or entity, this Mortgage shall not merge in such title but shall continue as a valid lien on the Mortgaged Property for the amount secured hereby.

          0.19 Security Agreement under Uniform Commercial Code. (a) It is the intention of the parties hereto that this Mortgage shall constitute a Security Agreement within the meaning of the Uniform Commercial Code (the "Code")of the State in which the Mortgaged Property is located. If an Event of Default shall occur under this Mortgage, then in addition to having any other right or remedy available at law or in equity, Mortgagee shall have the option of either (i) proceeding under the Code and exercising such rights and remedies as may be provided to a secured party by the Code with respect to all or any portion of the Mortgaged Property which is personal property (including, without limitation, taking possession of and selling such property) or (ii) treating such property as real property and proceeding with respect to both the real and personal property constituting the Mortgaged Property in accordance with Mortgagee's rights, powers and remedies with respect to the real property (in which event the default provisions of the Code shall not apply). If Mortgagee shall elect to proceed under the Code, then five business days' notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Mortgagee shall include, but not be limited to, reasonable attorneys' fees and legal expenses. At Mortgagee's request, Mortgagor shall assemble the personal property and make it available to Mortgagee at a place designated by Mortgagee which is reasonably convenient to both parties.

          (b) Mortgagor and Mortgagee agree, to the extent permitted by law, that: (i) all of the goods described within the definition of the word "Equipment" are or are to become fixtures on the Real Estate; (ii) this Mortgage upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9-313 and 9-402 of the Code; (iii) Mortgagor is the record owner of the Real Estate; and (iv) the addresses of Mortgagor and Mortgagee are as set forth on the first page of this Mortgage.

          (c) Mortgagor, upon request by Mortgagee from time to time, shall execute, acknowledge and deliver to Mortgagee one or more separate security agreements, in form satisfactory to Mortgagee, covering all or any part of the Mortgaged Property and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as Mortgagee may reasonably request in order to perfect, preserve, maintain, continue or extend the security interest under and the priority of this Mortgage and such security instrument. Mortgagor further agrees to pay to Mortgagee on demand all reasonable costs and expenses incurred by Mortgagee in connection with the preparation, execution, recording, filing and re-filing of any such document and all reasonable costs and expenses of any record searches for financing statements Mortgagee shall reasonably require. Mortgagor shall from time to time, on request of Mortgagee, deliver to Mortgagee an inventory in reasonable detail of any of the Mortgaged Property which constitutes personal property. If Mortgagor shall fail to furnish any financing or continuation statement required hereunder within 10 business days after request by Mortgagee, then pursuant to the provisions of the Code, Mortgagor hereby authorizes Mortgagee, without the signature of Mortgagor, to execute and file any such financing and continuation statements. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of Mortgagee to proceed against any personal property encumbered by this Mortgage as real property, as set forth above.

          0.20 Assignment of Rents. Mortgagor hereby assigns to Mortgagee the Rents as further security for the payment of the Indebtedness and performance of the Obligations, and Mortgagor grants to Mortgagee the right to enter the Mortgaged Property for the purpose of collecting the same and to let the Mortgaged Property or any part thereof, and to apply the Rents on account of the Indebtedness. The foregoing assignment and grant is present and absolute and shall continue in effect until the Indebtedness is paid in full, but Mortgagee hereby waives the right to enter the Mortgaged Property for the purpose of collecting the Rents and Mortgagor shall be entitled to collect, receive, use and retain the Rents until the occurrence of an Event of Default under this Mortgage; such right of Mortgagor to collect, receive, use and retain the Rents may be revoked by Mortgagee upon the occurrence of any Event of Default under this Mortgage by giving not less than five business days' written notice of such revocation to Mortgagor; in the event such notice is given, Mortgagor shall pay over to Mortgagee, or to any receiver appointed to collect the Rents, any lease security deposits, and shall pay monthly in advance to Mortgagee, or to any such receiver, the fair and reasonable rental value as determined by Mortgagee for the use and occupancy of the Mortgaged Property or of such part thereof as may be in the possession of Mortgagor or any affiliate of Mortgagor, and upon default in any such payment Mortgagor and any such affiliate will vacate and surrender the possession of the Mortgaged Property to

Mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings or otherwise. Mortgagor shall not accept prepayments of installments of Rent to become due for a period of more than one month in advance (except for security deposits and estimated payments of percentage rent, if any).

          0.21 Trust Funds. All lease security deposits of the Real Estate shall be treated as trust funds not to be commingled with any other funds of Mortgagor. Within 10 days after request by Mortgagee, Mortgagor shall furnish Mortgagee satisfactory evidence of compliance with this subsection, together with a statement of all lease security deposits by lessees and copies of all Leases not previously delivered to Mortgagee, which statement shall be certified by Mortgagor.

          0.22 Additional Rights. The holder of any subordinate lien on the Mortgaged Property shall have no right to terminate any Lease whether or not such Lease is subordinate to this Mortgage nor shall any holder of any subordinate lien join any tenant under any Lease in any action to foreclose the lien or modify, interfere with, disturb or terminate the rights of any tenant under any Lease. By recordation of this Mortgage all subordinate lienholders are subject to and notified of this provision, and any action taken by any such lienholder contrary to this provision shall be null and void. Upon the occurrence of any Event of Default, Mortgagee may, in its sole discretion and without regard to the adequacy of its security under this Mortgage, apply all or any part of any amounts on deposit with Mortgagee under this Mortgage against all or any part of the Indebtedness. Any such application shall not be construed to cure or waive any Default or Event of Default or invalidate any act taken by Mortgagee on account of such Default or Event of Default.

          0.23 Changes in Method of Taxation. In the event of the passage after the date hereof of any law of any Governmental Authority deducting from the value of the Premises for the purposes of taxation any lien thereon, or changing in any way the laws for the taxation of mortgages or debts secured thereby for federal, state or local purposes, or the manner of collection of any such taxes, and imposing a tax, either directly or indirectly, on mortgages or debts secured thereby, the holder of this Mortgage shall have the right to declare the Indebtedness due on a date to be specified by not less than 30 business days' written notice to be given to Mortgagor unless within such 30 business day period Mortgagor shall assume as an Obligation hereunder the payment of any tax so imposed until full payment of the Indebtedness and such assumption shall be permitted by law.

          0.24 Notices. All notices, requests, demands and other communications hereunder shall be deemed to have been sufficiently given or served when served in the manner set forth in Section 10.8 of the Credit Agreement.

          0.25 No Oral Modification. This Mortgage may not be changed or terminated orally. Any agreement made by Mortgagor and Mortgagee after the date of this Mortgage relating to this Mortgage shall be superior to the rights of the holder of any intervening or subordinate lien or encumbrance.

          0.26 Partial Invalidity. In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included. Notwithstanding anything to the contrary contained in this Mortgage or in any provisions of the Indebtedness or Loan Documents, the obligations of Mortgagor and of any other obligor under the Indebtedness or Loan Documents shall be subject to the limitation that Mortgagee shall not charge, take or receive, nor shall Mortgagor or any other obligor be obligated to pay to Mortgagee, any amounts constituting interest in excess of the maximum rate permitted by law to be charged by Mortgagee.

          0.27 Mortgagor's Waiver of Rights. To the fullest extent permitted by law, Mortgagor waives the benefit of all laws now existing or that may subsequently be enacted providing for (i) any appraisement before sale of any portion of the Mortgaged Property, (ii) any extension of the time for the enforcement of the collection of the Indebtedness or the creation or extension of a period of redemption from any sale made in collecting such debt and (iii) exemption of the Mortgaged Property from attachment, levy or sale under execution or exemption from civil process. To the full extent Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension or redemption, or requiring foreclosure of this Mortgage before exercising any other remedy granted hereunder and Mortgagor, for Mortgagor and its successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created. Mortgagor further waives, to the extent permitted by applicable law, all notices of any Event of Default (except as may be provided for under the terms of this Mortgage) or of Mortgagee's election to exercise or its actual exercise of any right, remedy or recourse provided for under this Mortgage.

          0.28 Remedies Not Exclusive. Mortgagee shall be entitled to enforce payment of the Indebtedness and performance of the Obligations and to exercise all rights and powers under this Mortgage or under any of the other Loan Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Indebtedness and Obligations may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement, shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as Mortgagee may determine in its absolute discretion. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Mortgagee or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Mortgagee. In no event shall Mortgagee, in the exercise of the remedies provided in this Mortgage (including, without limitation, in connection with the assignment of Rents to Mortgagee, or the appointment of a receiver and the entry of such receiver on to all or any part of the Mortgaged Property), be deemed a "mortgagee in possession," and Mortgagee shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

          0.29 Multiple Security. If (a) the Premises shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Mortgage, Mortgagee shall now or hereafter hold one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Indebtedness upon other property in the State in which the Premises are located (whether or not such property is owned by Mortgagor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, Mortgagee may, at its election, commence or consolidate in a single foreclosure action all foreclosure proceedings against all such collateral securing the Indebtedness (including the Mortgaged Property), which action may be brought or consolidated in the courts of any county in which any of such collateral is located. Mortgagor acknowledges that the right to maintain a consolidated foreclosure action is a specific inducement to Mortgagee to extend the Indebtedness, and Mortgagor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have. Mortgagor further agrees that if Mortgagee shall be prosecuting one or more foreclosure or other proceedings against a portion of the Mortgaged Property or against any collateral other than the Mortgaged Property, which collateral directly or indirectly secures the Indebtedness, or if Mortgagee shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral, then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Premises are located, Mortgagee may commence or continue foreclosure proceedings and exercise its other remedies granted in this Mortgage against all or any part of the Mortgaged Property and Mortgagor waives any objections to the commencement

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


or continuation of a foreclosure of this Mortgage or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Mortgage or such other proceedings on such basis. Neither the commencement nor continuation of proceedings to foreclose this Mortgage nor the exercise of any other rights hereunder nor the recovery of any judgment by Mortgagee in any such proceedings shall prejudice, limit or preclude Mortgagee's right to commence or continue one or more foreclosure or other proceedings or obtain a judgment against any other collateral (either in or outside the State in which the Premises are located) which directly or indirectly secures the Indebtedness, and Mortgagor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other proceedings or exercise of any remedies in such proceedings based upon any action or judgment connected to this Mortgage, and Mortgagor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other proceedings or any action under this Mortgage on such basis. It is expressly understood and agreed that to the fullest extent permitted by law, Mortgagee may, at its election, cause the sale of all collateral which is the subject of a single foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Indebtedness (directly or indirectly) in the most economical and least time-consuming manner.

          0.30 Successors and Assigns. All covenants of Mortgagor contained in this Mortgage are imposed solely and exclusively for the benefit of Mortgagee and its successors and assigns, and no other person or entity shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be a beneficiary of such covenants, any or all of which may be freely waived in whole or in part by Mortgagee at any time if in its sole discretion it deems such waiver advisable. All such covenants of Mortgagor shall run with the land and bind Mortgagor, the successors and assigns of Mortgagor (and each of them) and all subsequent owners, encumbrancers and tenants of the Mortgaged Property, and shall inure to the benefit of Mortgagee, its successors and assigns. The word "Mortgagor" shall be construed as if it read "Mortgagors" whenever the sense of this Mortgage so requires and if there shall be more than one Mortgagor, the obligations of the Mortgagors shall be joint and several.

          0.31 No Waivers, etc. Any failure by Mortgagee to insist upon the strict performance by Mortgagor of any of the terms and provisions of this Mortgage shall not be deemed to be a waiver of any of the terms and provisions hereof, and Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by Mortgagor. Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the security held for the obligations secured by this Mortgage without, as to the remainder of the security, in anyway impairing or affecting the lien of this Mortgage or the priority of such lien over any subordinate lien.

          0.32 Governing Law, etc. This Mortgage shall be governed by and construed in accordance with the laws of the State in which the Premises are located, except that Mortgagor expressly acknowledges that by its terms the Notes and the Credit Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to principles of conflict of law, and for purposes of consistency, Mortgagor agrees that in any in personam proceeding related to this Mortgage the rights of the parties to this Mortgage shall also be governed by and construed in accordance with the laws of the State of New York governing contracts made and to be performed in that State, without regard to principles of conflict of law.

          0.33 Waiver of Trial by Jury. Mortgagor and Mortgagee each hereby irrevocably and unconditionally waive trial by jury in any action, claim, suit or proceeding relating to this Mortgage and for any counterclaim brought therein. Mortgagor hereby waives all rights to interpose any counterclaim in any suit brought by Mortgagee hereunder and all rights to have any such suit consolidated with any separate suit, action or proceeding.

          0.34 Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form and the word "Mortgagor" shall mean "each Mortgagor or any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein," the word "Mortgagee" shall mean "Mortgagee or any successor Agent," the word "Notes" shall mean "the Notes or any other evidence of indebtedness secured by this Mortgage," the word "person" shall include any individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity, and the words "Mortgaged Property" shall include any portion of the Mortgaged Property or interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. The captions in this Mortgage are for convenience or reference only and in no way limit or amplify the provisions hereof.

          0.35 Future Advances. This Mortgage is executed and delivered to secure, among other things, future advances. It is understood and agreed that this Mortgage secures present and future advances made for the benefit of Mortgagor and that the lien of such future advances shall relate back to the date of this Mortgage.

          0.36 Open-End Mortgage. This Mortgage is an "Open-End Mortgage" as set forth in 42 Pa. C.S.A. Section 8143 and secures obligations up to the maximum amount of indebtedness outstanding at any one time equal to $75,000,000, plus accrued and unpaid interest, including, but not limited to, advances for the payment of taxes and municipal assessments, maintenance charges, insurance premiums, costs incurred for the protection of the Mortgaged Property or the lien of this Mortgage, expenses incurred by Mortgagee by reason of default by Mortgagor under this Mortgage, the Credit Agreement, the Notes, the Loans, the Letters of Credit or any other Loan Documents and advances for construction, alteration or renovation on the Mortgaged Property or for any other purposes, together with all other sums due hereunder or secured hereby.

          0.37 Receipt of Copy. Mortgagor acknowledges that it has received a true copy of this Mortgage.

          0.38 Release. If Mortgagor shall and does pay to Mortgagee the full principal amount of the Indebtedness secured hereby, together with all interest accrued thereon, and keeps all the other covenants and agreements contained herein and in the Notes, the Credit Agreement and in the other Loan Documents, all in the manner and at the times set forth herein or in the Notes, the Credit Agreement and in the other Loan Documents, and if Mortgagor shall also pay all reasonable satisfaction costs, including, but not limited to, reasonable attorneys' fees and the cost of recording a satisfaction piece and, if appropriate, a power-of-attorney to satisfy this Mortgage, then and from thenceforth this Mortgage and the estate hereby created, granted, transferred and assigned shall cease and become void.


          This Mortgage has been duly executed by Mortgagor on the date first above written.


ATTEST                             AURORA FOODS INC.
[corporate seal]


By:______________________          By:_____________________


          The address of the within-named Mortgagee is:

          The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017

                         For the Mortgagee


                         ___________________________
                               [Print Name]

STATE OF NEW YORK   )
                         ss.:
COUNTY OF NEW YORK  )


          On this, the _____ day of          , 1998, before me, a Notary Public
in and for the State and County aforesaid, the undersigned officer, personally
appeared       ____________________, who acknowledged [her] [him]self to be the
[______________________] President of AURORA FOODS INC., a Delaware corporation and that [s]he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by [her][him]self as such officer.


          IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                              ______________________________
                              Notary Public

                              [Notarial Seal]

My Commission Expires:

                                      Schedule A

                             Description of the Premises

                      [Attach Legal Description of all parcels]